As filed with the Securities and Exchange Commission on January 30, 2014

1933 Act Registration No. 33-87254

1940 Act Registration No. 811-08764

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 40	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 42	☒

(Check appropriate box or boxes.)

PACE® SELECT ADVISORS TRUST

(Exact Name of Registrant as Specified in Charter)

1285 Avenue of the Americas

New York, New York 10019-6028

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 882-3000

MARK F. KEMPER, ESQ.

UBS Global Asset Management (US) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

(Name and Address of Agent for Service)

Copies to:

JACK W. MURPHY, ESQ.
Dechert LLP
1900 K Street, N.W.

Washington, D.C. 20006-2401
Telephone: (202) 261-3300

Approximate Date of Proposed Public Offering:  Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective (check appropriate box):

☐                 immediately upon filing pursuant to paragraph (b)

☐                 on (date) pursuant to paragraph (b)

☒               60 days after filing pursuant to paragraph (a)(1)

☐                 on (date) pursuant to paragraph (a)(1)

☐                 75 days after filing pursuant to paragraph (a)(2)

☐                 on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐                 this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest of PACE Select Advisors Trust

PACE Select

Prospectus

PACE® Select Advisors Trust

Prospectus

March 31, 2014

PACE® Mortgage-Backed Securities Fixed Income Investments

Class: A: PFXAX, C: PFXCX, Y: PFXYX

PACE® Intermediate Fixed Income Investments

Class: A: PIFAX, C: PIICX, Y: PIFYX

PACE® Strategic Fixed Income Investments

Class: A: PBNAX, C: PBNCX, Y: PSFYX

PACE® Municipal Fixed Income Investments

Class: A: PMUAX, C: PMUCX, Y: PMUYX

PACE® International Fixed Income Investments

Class: A: PWFAX, C: PWFCX, Y: PWFYX

PACE® High Yield Investments

Class: A: PHIAX, C: PHYCX, Y: PHDYX

PACE® Large Co Value Equity Investments

Class: A: PCPAX, C: PLVCX, Y: PLVYX

PACE® Large Co Growth Equity Investments

Class: A: PLAAX, C: PLACX, Y: PLAYX

PACE® Small/Medium Co Value Equity Investments

Class: A: PEVAX, C: PEVCX, Y: PVEYX

PACE® Small/Medium Co Growth Equity Investments

Class: A: PQUAX, C: PUMCX, Y: PUMYX

PACE® International Equity Investments

Class: A: PWGAX, C: PWGCX, Y: PWIYX

PACE® International Emerging Markets Equity Investments

Class: A: PWEAX, C: PWECX, Y: PWEYX

PACE® Global Real Estate Securities Investments

Class: A: PREAX, C: PREEX, Y: PREYX

PACE® Alternative Strategies Investments

Class: A: PASIX, C: PASOX, Y: PASYX

This prospectus offers Class A, Class C and Class Y shares in all the funds listed above. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

Contents

The funds

What every investor should know about the funds

Fund summaries
PACE Mortgage-Backed Securities Fixed Income Investments	Page 4
PACE Intermediate Fixed Income Investments	Page 9
PACE Strategic Fixed Income Investments	Page 14
PACE Municipal Fixed Income Investments	Page 19
PACE International Fixed Income Investments	Page 23
PACE High Yield Investments	Page 28
PACE Large Co Value Equity Investments	Page 33
PACE Large Co Growth Equity Investments	Page 38
PACE Small/Medium Co Value Equity Investments	Page 42
PACE Small/Medium Co Growth Equity Investments	Page 46
PACE International Equity Investments	Page 50
PACE International Emerging Markets Equity Investments	Page 55
PACE Global Real Estate Securities Investments	Page 60
PACE Alternative Strategies Investments	Page 65
More information about the funds
Investment objectives and principal strategies	Page 72
—PACE Mortgage-Backed Securities Fixed Income Investments	Page 72
—PACE Intermediate Fixed Income Investments	Page 74
—PACE Strategic Fixed Income Investments	Page 76
—PACE Municipal Fixed Income Investments	Page 78
—PACE International Fixed Income Investments	Page 79
—PACE High Yield Investments	Page 81
—PACE Large Co Value Equity Investments	Page 83
—PACE Large Co Growth Equity Investments	Page 86
—PACE Small/Medium Co Value Equity Investments	Page 88
—PACE Small/Medium Co Growth Equity Investments	Page 90
—PACE International Equity Investments	Page 92
—PACE International Emerging Markets Equity Investments	Page 94
—PACE Global Real Estate Securities Investments	Page 96
—PACE Alternative Strategies Investments	Page 98
Additional information about the investment objectives, principal risks and investment strategies	Page 101

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PACE Select Advisors Trust

Your investment
Information for managing your fund account
Managing your fund account	Page 110
—Flexible pricing	Page 110
—Buying shares	Page 114
—Selling shares	Page 115
—Redemption fee	Page 116
—Exchanging shares	Page 116
—Transfer agent	Page 117
—Additional information about your account	Page 118
—Market timing	Page 118
—Pricing and valuation	Page 119
Additional information
Additional important information about the funds
Management	Page 122
Other information	Page 136
Dividends and taxes	Page 137
Disclosure of portfolio holdings	Page 138
Financial highlights	Page 139
Where to learn more about the funds	Back cover

The funds are not complete or balanced investment programs.

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PACE Mortgage-Backed Securities Fixed
Income Investments
Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	0.75%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.52%	0.52%	0.52%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses (includes administration fee of 0.10%)	0.28	0.29	0.33
Total annual fund operating expenses	1.05	1.56	0.85
Management fee waiver/expense reimbursements[1]	0.08	0.09	0.13
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.97	1.47	0.72

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2014 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the fund's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.97% for Class A, 1.47% for Class C and 0.72% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year

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and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$545	$761	$996	$1,668
Class C (assuming sale of all shares at end of period)	225	484	841	1,849
Class C (assuming no sale of shares)	150	484	841	1,849
Class Y	74	258	459	1,037

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 1,336% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The mortgage-backed securities in which the fund may invest include those issued or guaranteed by US government agencies or instrumentalities or private entities.

The fund also may invest in other types of investment grade fixed income instruments (or unrated bonds of equivalent quality).

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Barclays US Mortgage-Backed Securities Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately 4.85 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government

UBS Global Asset Management
5

agency. The principal risks presented by an investment in the fund are:

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

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Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (1/31/01)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (12/4/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (2/2/01)
Return before taxes	[ ]	[ ]	[ ]
Barclays US Mortgage-Backed Securities Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. PIMCO serves as the fund's investment advisor.

Portfolio manager

•  Daniel Hyman, Executive Vice President and Portfolio Manager, and Michael Cudzil, Executive Vice President and Portfolio Manager, have been portfolio managers of the fund since April 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If

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you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	0.75%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.43%	0.43%	0.43%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses (includes administration fee of 0.10%)	0.31	0.31	0.46
Total annual fund operating expenses	0.99	1.49	0.89
Management fee waiver/expense reimbursements[1]	0.06	0.06	0.21
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.93	1.43	0.68

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.93% for Class A, 1.43% for Class C and 0.68% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$541	$745	$967	$1,603
Class C (assuming sale of all shares at end of period)	221	465	808	1,774
Class C (assuming no sale of shares)	146	465	808	1,774
Class Y	69	263	472	1,077

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 818% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 20% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund may also invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of less than ten years. It normally limits its overall portfolio "duration" to within +/- 50% of the duration of the Barclays US Intermediate Government/Credit Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately [     ] years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on swap agreements), futures (on securities or interest rate futures) and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index. BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility.

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Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging markets issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default

UBS Global Asset Management
11

by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (1/31/01)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (12/1/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (2/2/01)
Return before taxes	[ ]	[ ]	[ ]
Barclays US Intermediate Government/Credit Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. BlackRock serves as the fund's investment advisor.

Portfolio managers

•  Brian Weinstein, Managing Director of BlackRock, has been a portfolio manager of the fund since July 2010.

•  David Antonelli, Director of BlackRock, has been a portfolio manager of the fund since July 2012.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan,

UBS Global Asset Management
12

such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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13

PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	0.75%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses (includes administration fee of 0.10%)	0.28	0.26	0.40
Total annual fund operating expenses	1.03	1.51	0.90
Management fee waiver/expense reimbursements[1]	—	—	0.09
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.03[2]	1.51	0.81

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.06% for Class A, 1.56% for Class C and 0.81% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

2  The "Total annual fund operating expenses after fee waiver and/or expense reimbursements" for the fund's Class A shares have been restated to reflect that there will be no further recoupments of waivers/expense reimbursements by UBS Global AM for this share class for the current fiscal year. UBS Global AM recouped all amounts to which it was entitled for this share class in the prior fiscal year.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

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14

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$550	$763	$993	$1,653
Class C (assuming sale of all shares at end of period)	229	477	824	1,802
Class C (assuming no sale of shares)	154	477	824	1,802
Class Y	83	278	490	1,100

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 186% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Barclays US Government/Credit Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately 5.12 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issu-

ing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes

UBS Global Asset Management
15

duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or

UBS Global Asset Management
16

unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (12/1/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (2/2/01)
Return before taxes	[ ]	[ ]	[ ]
Barclays US Government/ Credit Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. PIMCO serves as the fund's investment advisor.

Portfolio manager

•  Saumil H. Parikh, Managing Director of PIMCO, has been the portfolio manager of the fund since June 2009.

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17

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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18

PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	0.75%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses (includes administration fee of 0.10%)	0.24	0.25	0.28
Total annual fund operating expenses	0.93	1.44	0.72
Management fee waiver/expense reimbursements[1]	0.03	0.04	0.07
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.90	1.40	0.65

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.90% for Class A, 1.40% for Class C and 0.65% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

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19

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$538	$730	$939	$1,539
Class C (assuming sale of all shares at end of period)	218	452	783	1,721
Class C (assuming no sale of shares)	143	452	783	1,721
Class Y	66	223	394	888

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT, and invests in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Standish Mellon Asset Management Company LLC ("Standish") currently serves as the fund's investment advisor. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities, by using credit research and valuation analysis and monitoring the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities (1) if it identifies more attractive investment opportunities within its investment criteria; (2) with weakening credit profiles; or (3) to adjust the average duration of the fund's portfolio.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity

UBS Global Asset Management
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date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (1/23/01)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (12/4/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (2/23/01)
Return before taxes	[ ]	[ ]	[ ]
Barclays US Municipal 3-15 Year Blend Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Standish serves as the fund's investment advisor.

Portfolio manager

•  Christine L. Todd, Executive Vice President of Standish, has been the portfolio manager of the fund since June 2000.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the

New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those gains are generally subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Please consult with your tax advisor regarding your personal circumstances.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	0.75%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses (includes administration fee of 0.10%)	0.37	0.35	0.44
Total annual fund operating expenses	1.27	1.75	1.09
Management fee waiver/expense reimbursements[1]	0.05	0.06	0.09
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.22	1.69	1.00

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2014 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the fund's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.25% for Class A, 1.75% for Class C and 1.00% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$569	$830	$1,111	$1,911
Class C (assuming sale of all shares at end of period)	247	545	943	2,057
Class C (assuming no sale of shares)	172	545	943	2,057
Class Y	102	338	592	1,321

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 63% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Rogge Global Partners plc ("Rogge Global Partners") currently serves as the fund's investment advisor. Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries, and an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities (1) that no longer meet these selection criteria; (2) when it identifies more attractive investment opportunities; or (3) to adjust the average duration of the fund assets it manages. Rogge Global Partners may hedge the fund's exposure to foreign currencies to varying degrees as it deems appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government

UBS Global Asset Management
24

agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

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High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Barclays Global Aggregate ex USD 50% Hedged Index provides information regarding the effectiveness of the fund's currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period between October 10, 2000 and August 22, 2007, when Rogge Global Partners and another investment advisor each was responsible for managing a separate portion of the fund's assets. In addition, prior to December 1, 2005, the fund had been following a strategy of investing in both US and non-US fixed income investments, but effective as of that date, the fund modified its strategy to focus more on non-US fixed income investment opportunities. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (12/1/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (1/16/01)
Return before taxes	[ ]	[ ]	[ ]
Barclays Global Aggregate ex US Index	[ ]	[ ]	[ ]
Barclays Global Aggregate ex USD 50% Hedged Index	[ ]	[ ]	[ ]
(Indices reflect no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Rogge Global Partners serves as the fund's investment advisor.

Portfolio managers

•  Olaf Rogge, Co-Chief Investment Officer of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  John Graham, Director, Portfolio Manager and Analyst of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Adrian James, Co-Chief Investment Officer of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Malie Conway, Portfolio Manager of Rogge Global Partners, has been a portfolio manager of the fund since August 1998.

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Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	0.75%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses (includes administration fee of 0.10%)	0.32	0.28	0.32
Total annual fund operating expenses	1.27	1.73	1.02

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$574	$835	$1,116	$1,915
Class C (assuming sale of all shares at end of period)	251	545	939	2,041
Class C (assuming no sale of shares)	176	545	939	2,041
Class Y	104	325	563	1,248

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent

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fiscal year, the fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the BofA Merrill Lynch Global High Yield Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately [     ] years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include futures (specifically, interest rate futures) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to obtain or adjust exposure to certain markets. Interest rate futures may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. MacKay Shields attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

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29

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using deriv-

atives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an

UBS Global Asset Management
30

average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	Life of class
Class A (5/1/06)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class C (1/21/09)
Return before taxes	[ ]	[ ]	[ ]
Class Y (12/26/08)
Return before taxes	[ ]	[ ]	[ ]
Class (inception date)	1 year	5 years	Life of class
BofA Merrill Lynch Global High Yield Index (hedged in USD)	[ ]%	[ ]%	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the BofA Merrill Lynch Global High Yield Index (hedged in USD) for the life of each class were as follows: Class A—[     ]%; Class C—[     ]%; Class Y—[     ]%.

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. MacKay Shields serves as the fund's investment advisor.

Portfolio managers

•  Dan Roberts, Executive Managing Director of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Taylor Wagenseil, Senior Managing Director and Senior Portfolio Manager of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Michael Kimble, Senior Managing Director and Senior Portfolio Manager of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Lou Cohen, Senior Managing Director and Senior Portfolio Manager of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

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Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.37	0.41	0.38
Miscellaneous expenses (includes administration fee of 0.10%)	0.26	0.30	0.27
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.11	0.11	0.11
Total annual fund operating expenses	1.27	2.06	1.03

1  These "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimates and may vary based on actual investments.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$672	$931	$1,209	$2,000
Class C (assuming sale of all shares at end of period)	309	646	1,108	2,390
Class C (assuming no sale of shares)	209	646	1,108	2,390
Class Y	105	328	569	1,259

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Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies (that is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase). The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena"), Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ICAP's investment process involves the use of its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values, and ICAP seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP focuses on what it believes are the key investment variables (catalysts) that could potentially impact the security's market value. These catalysts are primarily company specific, such as a new product, restructuring or change in management, but occasionally the catalyst can be thematic (e.g., dependent on macroeconomic or industry trends). After a review of stock recommendations, ICAP's portfolio management team determines whether to add the stock to the portfolio or to monitor it for future purchase. ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

Pzena's strategy follows a disciplined investment process to implement its value philosophy, by focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether such underperformance is temporary or permanent. Pzena looks for companies where: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. In selecting stocks, Robeco begins with a quantitative analysis that ranks the investment universe based on valuation, momentum and other fundamental factors. Then, Robeco applies fundamental analysis to those securities, considering factors such as price-to-book value and price-to-earnings ratios; high return on invested capital; and positive business momentum, as evidenced by improving trends, rising earnings and/or a catalyst for an improved business outlook. This process results in recommendations and price targets for the selected securities. Robeco constructs the portfolio based on these recommendations and applies certain risk controls, such as diversification among industries and sectors. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform

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the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".) Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark. While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. Los Angeles Capital closely monitors its short positions and borrowing costs.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

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Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security, because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. ICAP assumed day-to-day management of a portion of the fund's assets on July 1, 2000. Pzena assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Robeco assumed day-to-day management of a separate portion of the fund's assets on May 29, 2013. Los Angeles Capital assumed day-to-day management of a separate portion of the fund's assets on September 11, 2013. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (11/27/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (1/19/01)
Return before taxes	[ ]	[ ]	[ ]
Russell 1000 Value Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. ICAP, Pzena, Robeco and Los Angeles Capital serve as the fund's investment advisors.

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Portfolio managers

•  ICAP—Jerrold K. Senser, Chief Executive Officer and Chief Investment Officer, and Thomas R. Wenzel, Senior Executive Vice President and Co-Director of Research, have been portfolio managers of the fund since July 2000. Thomas M. Cole, Senior Executive Vice President and Co-Director of Research, has been a portfolio manager of the fund since July 2012.

•  Pzena—Antonio DeSpirito, III, Principal and Portfolio Manager of the Large Cap Value, All Cap Value and Value Strategies, Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, and John P. Goetz, Managing Principal and Co-Chief Investment Officer, have been portfolio managers of the fund since May 2008. Benjamin S. Silver, Principal, Co-Director of Research, and Portfolio Manager, has been a portfolio manager of the fund since October 2012.

•  Robeco—Mark Donovan, Co-Chief Executive Officer, and David Pyle, Managing Director, have been portfolio managers of the fund since May 2013.

•  Los Angeles Capital—Thomas D. Stevens, CFA, Chairman and Principal, Hal W. Reynolds, CFA, Chief Investment Officer and Principal, and Daniel E. Allen, CFA, Director of Global Equities and Principal, have been portfolio managers of the fund since September 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.68%	0.68%	0.68%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses (includes administration fee of 0.10%)	0.28	0.37[1]	0.28
Total annual fund operating expenses	1.21	2.05	0.96

1  Includes recoupment of 0.01% from the fund's Class C shares expenses previously reimbursed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") under a written fee waiver/expense reimbursement agreement.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$667	$913	$1,178	$1,935
Class C (assuming sale of all shares at end of period)	308	641	1,099	2,370
Class C (assuming no sale of shares)	208	641	1,099	2,370
Class Y	98	306	531	1,178

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating

UBS Global Asset Management
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expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies (that is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase). Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Delaware Investments Fund Advisers ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. It uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware tends to hold a relatively focused portfolio with a limited number of stocks.

Roxbury's strategy employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital, as well as companies with management teams with a proven ability to maximize shareholder value. Roxbury evaluates companies as private entities to determine their intrinsic worth and uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, as a means of protecting capital. Roxbury typically sells a stock if (1) the market price exceeds Roxbury's estimate of intrinsic value; (2) the company's fundamentals fall short of Roxbury's investment thesis; or (3) when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant weights in a sector.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. In selecting investments, J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

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39

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Delaware assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Roxbury assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. J.P. Morgan assumed day-to-day management of a separate portion of the fund's assets on October 5, 2012. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

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40

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[    ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (11/27/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (2/15/01)
Return before taxes	[ ]	[ ]	[ ]
Russell 1000 Growth Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Delaware, Roxbury and J.P. Morgan serve as the fund's investment advisors.

Portfolio managers

•  Delaware—Jeffrey S. Van Harte, Senior Vice President and Chief Investment Officer, Christopher J. Bonavico, Vice President, Senior Portfolio Manager and Equity Analyst, Daniel J. Prislin, Vice President, Senior Portfolio Manager and Equity Analyst, and Christopher M. Ericksen, Vice President, Portfolio Manager and Equity

Analyst, have been portfolio managers of the fund since December 2007.

•  Roxbury—Brian L. Massey and Silas A. Myers, each a Portfolio Manager, have been portfolio managers of the fund since May 2010.

•  J.P. Morgan—Gregory B. Luttrell, Managing Director, has been a portfolio manager of the fund since October 2012.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Small/Medium Co Value
Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses (includes administration fee of 0.10%)	0.33	0.33	0.49
Acquired fund fees and expenses[1]	0.06	0.06	0.06
Total annual fund operating expenses	1.34	2.09	1.25
Management fee waiver/expense reimbursements[2]	—	—	0.03
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.34	2.09	1.22

1  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" will differ from those presented in the Financial highlights.

2  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.41% for Class A, 2.16% for Class C and 1.16% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods

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42

indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$679	$951	$1,244	$2,074
Class C (assuming sale of all shares at end of period)	312	655	1,124	2,421
Class C (assuming no sale of shares)	212	655	1,124	2,421
Class Y	124	394	683	1,509

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreements for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 97% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies (that is, companies with a total market capitalization of less than $6.0 billion at the time of purchase). The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" and attempts to identify companies selling below intrinsic value with one or more clear catalysts to realize full value within the investment time horizon (typically two to four years). MetWest Capital utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks.

Systematic employs an investment approach that utilizes (1) quantitative screening of all companies within the small/mid capitalization universe and (2) fundamental research, which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise, Systematic's process seeks to avoid the chances of buying stocks that have experienced significant price depreciation and, as a result, are mistaken as value stocks. Systematic is expected to typically invest in 60 to 90 securities, with a market capitalization range generally consistent with that of the fund's benchmark.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial, and

UBS Global Asset Management
43

valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model and strategies, and competitive advantages. Financial analysis involves an historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe. The portfolio managers establish price ranges for each security held, these prices are developed in consideration of expected return and comparative valuation, and they are actively monitored. Sector weights are also actively evaluated.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. On October 1, 2005, MetWest Capital assumed day-to-day management of a portion of the fund's assets. On May 28, 2009, Systematic assumed responsibility for managing a portion of the fund's assets. Kayne Anderson Rudnick assumed day-to-day management of a separate portion of the fund's assets on March 6, 2012. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares

UBS Global Asset Management
44

through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [    ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (11/27/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (12/20/00)
Return before taxes	[ ]	[ ]	[ ]
Russell 2500 Value Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. MetWest Capital, Systematic and Kayne Anderson Rudnick serve as the fund's investment advisors.

Portfolio managers

•  MetWest Capital—Samir Sikka, Managing Director, has been a portfolio manager of the fund since February 2007.

•  Systematic—Ronald M. Mushock, Managing Partner and Portfolio Manager, and D. Kevin McCreesh, Chief Investment Officer and Managing Partner, have been portfolio managers of the fund since May 2009.

•  Kayne Anderson Rudnick—Julie Kutasov and Craig Stone, Portfolio Managers and Senior Research Analysts, have been portfolio managers of the fund since March 2012.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Small/Medium Co Growth
Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses (includes administration fee of 0.10%)	0.31	0.32	0.55
Total annual fund operating expenses	1.26	2.02	1.25
Management fee waiver/expense reimbursements[1]	—	—	0.12
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.26	2.02	1.13

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.38% for Class A, 2.13% for Class C and 1.13% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

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46

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$671	$928	$1,204	$1,989
Class C (assuming sale of all shares at end of period)	305	634	1,088	2,348
Class C (assuming no sale of shares)	205	634	1,088	2,348
Class Y	115	385	675	1,501

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies (that is, companies with a total market capitalization of less than $6.0 billion at the time of purchase). Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital

Management, L.L.C. ("Palisade"), Riverbridge Partners, LLC ("Riverbridge"), Lee Munder Capital Group, LLC ("LMCG") and Timpani Capital Management LLC ("Timpani") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. Copper Rock will typically hold 70 to 90 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics, and attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small and mid cap market is inherently less efficient than the large cap market, and attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Palisade places heavy emphasis on the effectiveness of a small/mid cap company's management team and seeks direct access to a variety of each company's key decision-makers.

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. LMCG seeks to identify firms with high quality business models, distinct competitive advantages, proven management teams, and significant growth potential. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics in LMCG's holdings. LMCG seeks to identify firms that have duration and sustainability of these characteristics based on their competitive positions in their respective industries.

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Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this research and an assessment of the market's perception of these companies. Timpani may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Timpani may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge assumed day-to-day management of a portion of the fund's assets on October 1, 2005. Copper Rock assumed responsibility for managing a separate portion of the fund's assets on March 1, 2007. Palisade assumed day-to-day management of a separate portion of the fund's assets on February 2, 2009. LMCG and Timpani assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

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48

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[      ]: [     ]%
Worst quarter during calendar years shown—[      ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (11/27/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (2/12/01)
Return before taxes	[ ]	[ ]	[ ]
Russell 2500 Growth Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Copper Rock, Palisade, Riverbridge, LMCG and Timpani serve as the fund's investment advisors.

Portfolio managers

•  Copper Rock—Tucker Walsh, Chief Executive Officer, has been a portfolio manager of the fund since March 2007.

•  Palisade—Sammy Oh, Senior Portfolio Manager, has been a portfolio manager of the fund since October 2005.

•  Riverbridge—Mark Thompson, Chief Investment Officer, has been a portfolio manager of the fund since October 2005.

•  LMCG—Andrew Morey, CFA, Portfolio Manager, has been a portfolio manager of the fund since November 2013.

•  Timpani—Brandon Nelson, Chief Investment Officer, has been a portfolio manager of the fund since November 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.79%	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.63	0.72	0.62
Miscellaneous expenses (includes administration fee of 0.10%)	0.38	0.47	0.37
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.25	0.25	0.25
Total annual fund operating expenses	1.67	2.51	1.41

1  These "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimates and may vary based on actual investments.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$710	$1,048	$1,407	$2,418
Class C (assuming sale of all shares at end of period)	354	782	1,335	2,846
Class C (assuming no sale of shares)	254	782	1,335	2,846
Class Y	144	446	771	1,691

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Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS

Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle, using (1) a value-oriented dividend discount methodology toward individual securities and (2) market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and their current discounted worth and then compares the values of different possible investments. Currency returns can be an integral component of an investment's total return, and Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan uses an active Europe, Australasia, and Far East Opportunities strategy. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".) Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities

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51

and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark. While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. Los Angeles Capital closely monitors its short positions and borrowing costs.

Chautauqua endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term time horizon.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. In addition, many types of non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities

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depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Leverage risk associated with financial instruments and practices: The use of financial instruments, including derivatives used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Mondrian assumed day-to-day management of a portion of the fund's assets on April 1, 2004. J.P. Morgan assumed day-to-day management of another portion of the fund's assets on November 8, 2010. Chautauqua assumed day-to-day management of a separate portion of the fund's assets on August 5, 2013. Los Angeles Capital assumed day-to-day management of another portion of the fund's assets on September 13, 2013. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (11/27/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (1/17/01)
Return before taxes	[ ]	[ ]	[ ]
MSCI EAFE Index (net)	[ ]	[ ]	[ ]
(Index reflects no deduction for fees and expenses.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, J.P. Morgan, Los Angeles Capital and Chautauqua serve as the fund's investment advisors.

Portfolio managers

•  Mondrian—Elizabeth A Desmond, Chief Investment Officer of International Equities, Nigel G. May, Deputy Chief Executive Officer, and Russell J. Mackie, Senior Portfolio Manager, have been portfolio managers of the fund since July 2009, April 2004 and October 2010, respectively.

•  J.P. Morgan—Jeroen Huysinga, Managing Director and a Portfolio Manager in the Global Equity Team, has been a portfolio manager of the fund since November 2010.

•  Los Angeles Capital—Thomas D. Stevens, CFA, Chairman and Principal, Hal W. Reynolds, CFA, Chief Investment Officer and Principal, and Daniel E. Allen, CFA, Director of Global Equities, have been portfolio managers of the fund since September 2013.

•  Chautauqua—Brian M. Beitner, CFA, Managing Partner, Michael Mow, CFA, Partner and Amanda Prentiss,

Partner, have been portfolio managers of the fund since August 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Global Asset Management
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PACE International Emerging Markets
Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses (includes administration fee of 0.10%)	0.57	0.57	0.58
Acquired fund fees and expenses[1]	0.07	0.07	0.07
Total annual fund operating expenses	1.89	2.64	1.65

1  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$731	$1,111	$1,515	$2,640
Class C (assuming sale of all shares at end of period)	367	820	1,400	2,973
Class C (assuming no sale of shares)	267	820	1,400	2,973
Class Y	168	520	897	1,955

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Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 158% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials or technology. The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies that invest in emerging markets.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company, L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle, using (1) a value-oriented dividend discount methodology toward individual securities and (2) market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and their current discounted worth, and then compares the values of different possible investments. Currency returns can be an integral component of an investment's total return, and Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis, with the number of holdings ranging between 50-80 securities. To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality. Market dynamic factors are designed to exploit short term trends as LMCG believes investors under-react to certain

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developments in the short term; value factors are intended to capture mean reversion (i.e., a return to the average) as investors tend to overreact to certain developments in the longer term; and quality factors incorporate information about the quality of earnings that investors tend to overlook.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one ge-

ographic area, it will be more susceptible to factors adversely affecting that area.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

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Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results. An investment advisor for the fund employs a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, software issues, or other types of errors). There is no guarantee that the investment advisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Mondrian assumed day-to-day management of a portion of the fund's assets on September 28, 2004. William Blair assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011. LMCG assumed day-to-day management of a separate portion of the fund's assets on October 16, 2012. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (12/1/00)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (2/9/01)
Return before taxes	[ ]	[ ]	[ ]
MSCI Emerging Markets Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, William Blair and LMCG serve as the fund's investment advisors.

Portfolio managers

•  Mondrian—Andrew Miller, Chief Investment Officer, Ginny Chong, Senior Portfolio Manager, and Gregory Halton, Portfolio Manager, have been portfolio managers of the fund since September 2004, September 2004 and July 2006, respectively.

•  William Blair—Todd M. McClone and Jeffrey A. Urbina, Principals of William Blair, have been portfolio managers of the fund since March 2011.

•  LMCG—Gordon Johnson, Lead Portfolio Manager, Shannon Ericson and Vikram Srimurthy, Portfolio Managers and Analysts, have been portfolio managers of the fund since October 2012.

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Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Global Real Estate Securities
Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses (includes administration fee of 0.10%)	0.61	0.57	0.69
Total annual fund operating expenses	1.56	2.27	1.39
Management fee waiver/expense reimbursements[1]	0.11	0.07	0.19
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.45	2.20	1.20

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.45% for Class A, 2.20% for Class C and 1.20% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$689	$1,005	$1,343	$2,296
Class C (assuming sale of all shares at end of period)	323	703	1,209	2,600
Class C (assuming no sale of shares)	223	703	1,209	2,600
Class Y	122	421	742	1,652

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 92% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

The fund may engage in "short-selling," where the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return it to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. CBRE Clarion Securities LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

CBRE Clarion uses a multi-step investment process for constructing the investment portfolio, combining top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers, which includes the analysis of several factors within three broad groupings: (1) value and property; (2) capital structure; and (3) management and strategy.

Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including REITs, real estate operating companies and companies whose values are significantly affected by their real estate holdings. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology, taking into account short-term considerations (such as temporary market mispricing) and long-term considerations (such as values of assets and cash flows).

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government

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agency. The principal risks presented by an investment in the fund are:

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more

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than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to November 17, 2009, which is the date on which CBRE Clarion and Brookfield each assumed day-to-day management of a separate portion of the fund's assets. Prior to that, another investment advisor was responsible for managing the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	Life of class
Class A (12/18/06)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (12/18/06)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (12/26/08)
Return before taxes	[ ]	[ ]	[ ]
FTSE EPRA/NAREIT Developed Index	[ ]	[ ]	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the FTSE EPRA/NAREIT Developed Index for the life of each class were as follows: Class A—[     ]%; Class C—[     ]%; Class Y—[     ]%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. CBRE Clarion and Brookfield serve as the fund's investment advisors.

Portfolio managers

•  CBRE Clarion—T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, Steven D. Burton, Co-Chief Investment Officer and Senior Portfolio Manager, and Joseph P. Smith, Co-Chief Investment Officer and Senior Portfolio Manager, have been portfolio managers of the fund since November 2009.

•  Brookfield—Jason Baine and Bernhard Krieg, each a Global Portfolio Manager, have been portfolio managers of the fund since November 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 109 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 208 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	1.30%	1.30%	1.30%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.46	0.42	0.47
Miscellaneous expenses (includes administration fee of 0.10%)	0.38	0.34	0.39
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.08	0.08	0.08
Acquired fund fees and expenses[1]	0.16	0.16	0.16
Total annual fund operating expenses	2.17	2.88	1.93
Management fee waiver/expense reimbursements[2]	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	2.07	2.78	1.83

1  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" will differ from those presented in the Financial highlights.

2  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through March 31, 2015 to the extent necessary to offset the cost savings to UBS Global AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$748	$1,183	$1,642	$2,908
Class C (assuming sale of all shares at end of period)	381	882	1,510	3,197
Class C (assuming no sale of shares)	281	882	1,510	3,197
Class Y	186	596	1,033	2,246

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 140% of the average value of its portfolio.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative securities in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including, but not limited to, strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including exchange-traded funds ("ETFs").

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on indices), futures (on indices), currency forward agreements and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, currently serves as one of the fund's investment advisors (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures) and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's other investment advisor(s) and recommend their hiring, termination and replacement. In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") currently serve as the fund's other investment advisors. The allocation of the fund's assets between investment advisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies, and changes to current strategies may be made.

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Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy. The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors.

First Quadrant employs a "global macro strategy." This strategy is implemented by combining several different complex investment techniques. First Quadrant uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are less likely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives, and First Quadrant seldom holds securities "long." It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, foreign currencies, and options and seeks to take advantage of value (and to reduce exposure to certain risks) that it identifies in these global markets. The fund also may hold cash or invest its cash balances at such times and in any permissible investments deemed appropriate by First Quadrant.

First Quadrant presently manages two separate portions of the fund's assets, using the strategies and investments described above. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of active risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. It aims to exploit market cyclicality and a diverse array of inefficien-

cies across and within global markets to maximize risk adjusted absolute return, by investing in listed equity, equity-related and debt securities, including exchange traded funds, and derivatives or other instruments, both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments (which may be used routinely) may include futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Its strategies seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments may also hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in its discretion.

UBS Global AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS Global AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS Global AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

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Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

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Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for securities, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisors may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some

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investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Barclays Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The MSCI World Free Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. Life of class performance for the indices is as of the inception month-end of each class. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Analytic Investors has been responsible for the day-to-day management of a separate portion of the fund's assets since inception of the fund. First Quadrant assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. Standard Life Investments assumed day-to-day management of a separate portion of the fund's assets on August 5, 2010. UBS Global AM assumed day-to-day management of a separate portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Best quarter during calendar years shown—[     ]: [     ]%
Worst quarter during calendar years shown—[     ]: [     ]%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	Life of class
Class A (4/10/06)
Return before taxes	[ ]%	[ ]%	[ ]%
Class C (4/11/06)
Return before taxes	[ ]	[ ]	[ ]
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Class Y (7/23/08)
Return before taxes	[ ]	[ ]	[ ]
Citigroup Three-Month US Treasury Bill Index	[ ]	[ ]	*
Barclays Global Aggregate Index	[ ]	[ ]	**
MSCI World Free Index (net)	[ ]	[ ]	***
HFRI Fund of Funds Composite	[ ]	[ ]	****
(Indices reflect no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Citigroup Three-Month US Treasury Bill Index for the life of each class were as follows: Class A—[     ]%; Class C—[     ]%; Class Y—[     ]%.

**  Average annual total returns for the Barclays Global Aggregate Index for the life of each class were as follows: Class A—[     ]%; Class C—[     ]%; Class Y—[     ]%.

***  Average annual total returns for the MSCI World Free Index (net) for the life of each class were as follows: Class A—[     ]%; Class C—[     ]%; Class Y—[     ]%.

****  Average annual total returns for the HFRI Fund of Funds Composite Index for the life of each class were as follows: Class A—[     ]%;
Class C—[     ]%; Class Y—[     ]%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and one of the fund's investment advisors. In addition to UBS Global AM, Analytic Investors, First Quadrant and Standard Life Investments serve as the fund's other investment advisors.

Portfolio managers

•  Analytic Investors—Dennis Bein, Chief Investment Officer and Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, President and
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Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  First Quadrant—Dori Levanoni, Partner and Co-Head of Global Macro, and Ed Peters, Partner Co-Head of Global Macro, have been portfolio managers of the fund since April 2009 and July 2012, respectively.

•  Standard Life Investments—Guy Stern, Head of Multi-Asset and Macro Investing, has been portfolio manager of the fund since August 2010.

•  UBS Global AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Director and Quantitative Research Manager, have been portfolio managers of the fund since March 2014.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Select Advisors Trust

More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US, such as the Government National Mortgage Association and the Federal Housing Administration. The fund may invest in other mortgage-backed securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also may invest in mortgage-backed securities sponsored or issued by private entities, i.e., generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities.

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund also may invest in other types of investment grade fixed income instruments, and may invest up to 5% of its net assets in non-investment grade bonds (commonly known as "junk bonds") (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Barclays US Mortgage-Backed Securities Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately 4.85 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security

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PACE Select Advisors Trust

More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Intermediate Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 20% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of less than ten years. It normally limits its overall portfolio "duration" to within +/- 50% of the duration of the Barclays US Intermediate Government/Credit Index, as calculated by the investment advisor, which as of Decem-

ber 31, 2013 was approximately [     ] years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on swap agreements), futures (on securities or interest rate futures) and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis

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and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index). To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Barclays US Government/Credit Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately 5.12 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider

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of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Standish Mellon Asset Management Company LLC ("Standish") currently serves as the fund's investment advisor. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE International Fixed Income Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Rogge Global Partners plc ("Rogge Global Partners") currently serves as the fund's investment advisor.

Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages. Rogge Global Partners may hedge the fund's

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exposure to foreign currencies to varying degrees as it deems appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the BofA Merrill Lynch Global High Yield Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately [     ] years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include futures (specifically, interest rate futures) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to obtain or adjust exposure to certain markets. Interest rate futures may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. MacKay Shields attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

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More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary de-

pending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena"), Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ICAP's investment process involves the following key components: (1) Identifying Best Values: ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. (2) Identifying Catalysts: ICAP focuses on what it believes are the key investment variables (catalysts) that could potentially impact the security's market value and looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. These catalysts are primarily company specific, such as a new product, restructuring or change in management, but occasionally the catalyst can be thematic (e.g., dependent on macroeconomic or industry trends). (3) Portfolio Construction: After a review of stock recommendations, ICAP's portfolio

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management team determines whether to add the stock to the portfolio or to monitor it for future purchase.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP continuously monitors each stock purchased and will act when the stock's target price is achieved, the catalyst becomes inoperative, a risk to the investment thesis has been identified or ICAP identifies another stock with greater opportunity for appreciation.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

In managing its segment of the fund's assets, Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. In selecting stocks, Robeco begins with a quantitative analysis that ranks the investment universe based on valuation, momentum and other fundamental factors. Then, Robeco applies fundamental analysis to those securities, considering factors such as price-to-book value and price-to-earnings ratios; high return on invested capital; and positive business momentum, as evidenced by improving trends, rising earnings and/or a catalyst for an improved business outlook. This process results in recommendations and price targets for the selected securities. Robeco constructs the portfolio based on these recommendations and applies certain risk controls, such as diversification among industries and sectors. Robeco continuously studies trends in industries and compa-

nies, earnings power and growth. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".) Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition,

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Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country).

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Delaware Investments Fund Advisers ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Delaware researches individual companies and analyzes economic and market conditions, seeking to identify the securities that Delaware thinks are the best investments for the fund. Specifically, Delaware looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, Delaware looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although Delaware tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could

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have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Roxbury evaluates companies as private entities to determine the intrinsic worth of the business. Roxbury uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Roxbury typically sells a stock if the market price exceeds Roxbury's estimate of intrinsic value, the company's fundamentals fall short of Roxbury's investment thesis, or when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for companies to continue to exceed market expectations over the intermediate to long-term.

J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In advising its segment of the fund, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

MetWest Capital utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

In advising its segment of the fund, Systematic employs a two-prong investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise (that is, when the earnings reported by a company are above estimates), Systematic's process seeks to avoid the chances of buying stocks in the "value trap" (that is, stocks that have experienced a significant price depreciation and, as a result, are mistaken as value stocks). Systematic's segment of the fund is expected to typically consist of 60 to 90 securities, with a market capitalization range generally consistent with that of the Russell 2500® Value Index, the fund's benchmark.

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PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Value Equity Investments

The first step in Systematic's investment process is a quantitative screening of all companies within the small/mid capitalization universe. The second step is fundamental research analysis which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. During this phase, Systematic generally focuses on the market's estimates of earnings for each company, the source of any unexpected earnings increase to determine whether the increase is sustainable, each company's financial statements and the accounting techniques used in the preparation of its financial statements, the valuation of each company on both an absolute and relative basis, and publicly available information and proprietary research methods to understand the key drivers of a company's fundamentals.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves an historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe, using a variety of proprietary models to establish the value of a business under various scenarios.

Kayne Anderson Rudnick's portfolio managers, in consultation with the analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade"), Riverbridge Partners, LLC ("Riverbridge"), Lee Munder Capital Group, LLC ("LMCG") and Timpani Capital Management LLC ("Timpani") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. For its portion of the fund's assets, Copper Rock will typically hold 70 to 90 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

In managing its segment of the fund's assets, Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. Palisade attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, Palisade places heavy emphasis on direct access to a variety of each company's key decision-makers.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Growth Equity Investments

In managing its segment of the fund's assets, LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. LMCG seeks to identify firms with high quality business models, distinct competitive advantages, proven management teams, and significant growth potential. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics in LMCG's holdings. LMCG seeks to identify firms that have duration and sustainability of these characteristics based on their competitive positions in their respective industries.

In managing its segment of the fund's assets, Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this research and an assessment of the market's perception of these companies. Timpani may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Timpani may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
91

PACE Select Advisors Trust

More information about the funds—PACE International Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of

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PACE Select Advisors Trust

More information about the funds—PACE International Equity Investments different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, J.P. Morgan uses an active Europe, Australasia, and Far East Opportunities strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".) Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its segment of the fund's assets, Chautauqua endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term time horizon.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
93

PACE Select Advisors Trust

More information about the funds—PACE International Emerging Markets Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials or technology. The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company, L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its portion of the fund's assets, William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis, with the number of holdings ranging between 50-80 securities.

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE International Emerging Markets Equity Investments among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

In managing its segment of the fund's assets, LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality. Market dynamic factors are designed to exploit short term trends as LMCG believes investors under-react to certain developments in the short term; value factors are intended to capture mean reversion (i.e., a return to the average) as investors tend to overreact to certain developments in the longer term; and quality factors incorporate information about the quality of earnings that investors tend to overlook. LMCG's team constructs its portion of the fund's portfolio one stock at a time in order to select those stocks that offer the best exposure to certain return and risk factors. This approach also allows LMCG to specifically adapt to market conditions and lessen or accentuate certain factors in the model to capture opportunities or reduce downside risk. LMCG continuously monitors the stocks held in the portfolio and sells any stock with a relatively low ranking relative to its peers in accordance with the model. LMCG utilizes the proceeds to purchase stocks with a relatively higher ranking by the model.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
95

PACE Select Advisors Trust

More information about the funds—PACE Global Real Estate Securities Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global AM, the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. CBRE Clarion Securities LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its portion of the fund's assets, CBRE Clarion uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers. This process includes the analysis of several factors, categorized broadly within three groupings: (1) value and property; (2) capital structure; and (3) management and strategy.

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PACE Select Advisors Trust

More information about the funds—PACE Global Real Estate Securities Investments

In managing its portion of the fund's assets, Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose values are significantly affected by the value of such companies' real estate holdings, and related entities and structures. Real estate operating companies and related entities and structures include: (1) traditional real estate companies whose primary business is the ownership, operation and development of commercial and residential real estate; (2) those companies whose value is, in the judgment of Brookfield, significantly affected by the value of such companies' real estate holdings; and (3) non-traditional real estate companies, such as homebuilders and infrastructure companies, and asset-rich companies that own significant real estate assets, although their primary business might not be the ownership of real estate.

Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology. In the long term,

Brookfield believes that a company's value is largely determined by a combination of the value of its underlying assets and the related cash flows and the strength of its management team. In the short term, however, Brookfield believes that real estate stocks are often mispriced because a range of stock market factors can influence share prices and cause divergence from their long-term fair value, in which case Brookfield may take advantage of these short-term opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Alternative Strategies Investments

Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative securities in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including, but not limited to, strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including ETFs.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on indices), futures (on indices), currency forward agreements and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to ad-

just the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, currently serves as one of the fund's investment advisors (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures) and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's other investment advisor(s) and recommend their hiring, termination and replacement. In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") currently serve as the fund's other investment advisors.

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More information about the funds—PACE Alternative Strategies Investments

The allocation of the fund's assets between investment advisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each investment advisor's share of the fund's assets may change over time.

Analytic Investors, First Quadrant, Standard Life Investments and UBS Global AM employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Global Macro Strategy (First Quadrant);

•  Global Multi-Asset Strategy (Standard Life Investments); and

•  Completion Strategy (UBS Global AM).

Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS Global AM also may utilize additional or changes to investment strategies with the current investment advisors subject to the oversight of the fund's board of trustees.

Long/short global equity strategy—Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Global macro strategy—First Quadrant employs a "global macro strategy." This strategy is implemented by combining several different complex investment techniques. With its assessment of the cyclical nature of risk and return, First Quadrant uses a "tactical risk allocation" approach which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are less likely.

First Quadrant's global macro strategy also reflects its views on the global markets, based on its belief that the global equity, bond, and currency markets are mutually dependent. To implement its strategy, First Quadrant assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. As a result, a change in the price of a stock or fixed income security, or a change in a currency exchange rate in one market, may influence a decision to take, or adjust, derivatives positions in other instruments that are tied to other markets or other market types.

First Quadrant's global macro strategy is mostly based on the use of derivatives, and First Quadrant seldom holds securities "long." It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives as its principal means of implementing its strategy, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, foreign currencies, and options and seeks to take advantage of value (and to reduce exposure to certain risks) that First Quadrant identifies in the global equity, bond, currency and options markets.

The fund may hold cash or invest its cash balances at such times and in any permissible investments deemed appropriate by First Quadrant, including without limitation cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in

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More information about the funds—PACE Alternative Strategies Investments the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers.

First Quadrant presently manages two separate portions of the fund's assets, using the strategies and investments described above. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of active risk, which is expected to result in returns more correlated with those of global equity markets.

Global Multi-Asset Strategy—Standard Life Investments seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the fund consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Strategies utilized seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments pursues a rigorous and robust risk-managed investment process which seeks to mitigate the risks associated with individual strategies that are adopted. Standard Life Investments' pursuit of diversification, as well as returns, in selecting investment strategies is intended to result in lower overall levels of investment market risk than those of a conventional global equity portfolio.

Subject to the restrictions set forth in this prospectus and the related Statement of Additional Information, the fund may hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of Standard Life Investments. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and permitted repurchase agreements with banks and broker-dealers.

Completion Strategy—UBS Global AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS Global AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS Global AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives, principal risks and investment strategies

Additional information about investment objectives

The investment objective of each fund is nonfundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Aggressive investment risk														X
Arbitrage trading risk	X													X
Credit risk	X	X	X	X	X	X		X				X		X
Derivatives risk		X	X		X	X					X			X
Equity risk							X	X	X	X	X	X	X	X
Foreign custody risk					X						X	X	X
Foreign investing risk; foreign currency risk		X	X		X	X	X	X	X	X	X	X	X	X
Geographic concentration risk												X
High yield securities ("junk bonds") risk		X	X		X	X								X
Illiquidity risk	X		X	X	X	X							X	X
Initial public offerings risk							X	X					X
Interest rate risk	X	X	X	X	X	X		X				X	X	X
Investment company risk											X	X		X
Leverage risk—financial instruments and practices	X	X	X				X				X			X
Limited capitalization risk							X	X	X	X		X	X	X
Loan investments risk						X
Management risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-related securities risk	X
Municipal securities risk				X										X
Non-diversification risk		X			X								X	X
Portfolio turnover risk	X	X	X							X		X		X
Prepayment risk	X	X	X		X
Real estate industry risk													X
Real estate investment trust risk													X
Related securities concentration risk				X
Sector risk								X	X	X		X	X	X
Short sales risk	X						X				X		X	X
Structured security risk						X								X
Swap agreement risk		X	X			X								X
US government securities risk	X	X	X	X	X
Valuation risk						X								X

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Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the amount the fund's initial investment. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater

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custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-pay-

ment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Illiquidity risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized US companies, high-yield securities, convertible securities, unrated debt and convertible securities, certain derivatives, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the fund.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. "Duration" is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates will generally have a larger effect on the fund's market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general

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level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk-financial instruments and practices. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration. PACE Large Co Value Equity Investments and PACE International Equity Investments may achieve leverage in their portfolios by engaging in short sales and using the initial proceeds received to make additional investments.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and a fund's ability to dispose of them.

Management risk. An investment advisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, an investment advisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but the investment advisor's expectations may not be realized, resulting in underperformance of and/or losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by an investment advisor, while designed to enhance returns, may not produce the desired results. An investment advisor may be incorrect in its assessment of a particular secu-

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rity or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or an investment advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

An investment advisor for PACE International Emerging Markets Equity Investments employs a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, software issues, or other types of errors). There is no guarantee that the investment advisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Market risk. The market value of a fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk, sometimes dramatically or unpredictably, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose a fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Moreover, market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions, including countries and regions in which a fund invests, due to increasingly interconnected global economies and financial markets. Additionally, market conditions and legislative, regulatory, or tax developments may affect the investment techniques available to an investment advisor in connection with managing a fund and may result in increased regulation of a fund or its investments and, in turn, may adversely affect the ability of a fund to achieve its investment objective and the fund's performance.

Mortgage-related securities risk. Mortgage related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed below. Conversely, in periods of rising interest rates, a fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, including those structured as interest-only ("IOs") and principal-only ("POs"), can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. This can reduce the returns of a fund because the fund may have to reinvest that money at the lower prevailing interest rates. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

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Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Non-diversification risk. PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

Portfolio turnover risk. A fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shop-

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ping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

Sector risk. PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender.

If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when a fund invests the proceeds received upon the initial sale of the security, because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Structured security risk. A fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign cur-

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rency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in a fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

Additional risks

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Structured security risk. The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Additional information about investment strategies

Cash reserves; defensive positions. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes during adverse market conditions or when the investment advisor believes that suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may

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temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  During adverse market conditions or when the investment advisor believes that there is an insufficient supply of municipal securities in which PACE Municipal Fixed Income Investments primarily invests, PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE International Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board of trustees ("board") without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.

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Managing your fund account

Flexible pricing

The funds offer three classes of shares by this prospectus—Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

Each fund has adopted a Rule 12b-1 plan for its Class A and Class C shares that allows it to pay service and (for Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

The Class A sales charges for each fund are described in the following tables.

Class A sales charges. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, and PACE High Yield Investments.

		Front-end sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment		Offering price	Net amount invested	percentage of offering price
Less than $100,000		4.50%	4.71%	4.00%
$100,000	to $249,999	3.50	3.63	3.00
$250,000	to $499,999	2.50	2.56	2.00
$500,000	to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]		None	None	May pay up to 1.00[2]

Class A sales charges. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments.

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		Front-end sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment		Offering price	Net amount invested	percentage of offering price
Less than $50,000		5.50%	5.82%	5.00%
$50,000	to $99,999	4.50	4.71	4.00
$100,000	to $249,999	3.50	3.63	3.00
$250,000	to $499,999	2.50	2.56	2.00
$500,000	to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]		None	None	May pay up to 1.00[2]

1  A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the funds' Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds and 0.75% of average net assets for equity funds, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares. For purposes of this paragraph, PACE Alternative Strategies Investments is considered an equity fund.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity funds and 0.75% for fixed income funds by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. For purposes of this paragraph, PACE Alternative Strategies Investments is considered an equity fund.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions of Class A shares of any registered mutual fund for which UBS Global AM (US) or any of its affiliates serve as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money into Class A shares of the same fund within 365 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

2.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

3.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing

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transactions in fund shares, or for otherwise participating in the program.

6.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.  Insurance company separate accounts.

8.  Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

9.  Reinvestment of capital gains distributions and dividends.

10.  College savings plans organized under Section 529 of the Internal Revenue Code.

11.Broker-dealers or financial institutions that have entered into an agreement with UBS Global AM (US), on behalf of clients participating in certain self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Class A and Class C shares deferred sales charge waivers—The deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;

•  Exchanges between Family Funds, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month;

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans; and

•  Redemptions made for distributions from certain retirement plans (accounts).

Sales charge reductions for Class A shares

Right of accumulation A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C, Class Y and/or Class P shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C, Class Y and/or Class P shares as well as those Class A, Class C, Class Y and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C, Class Y and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM (US) with sufficient information to

1  Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

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verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter. Shares purchased through a broker/dealer may be subject to different procedures concerning a Right of Accumulation. Please contact your investment professional for more information.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class C, Class Y and/or Class P shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date. Shares purchased through certain broker-dealers may be subject to different terms or procedures concerning Letters of Intent. Please contact your investment professional for more information.

Letter of Intent forms may be obtained from UBS Global AM (US) or from your Financial Advisor. Investors should read the Letter of Intent carefully.

Note on sales charge waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the funds' SAI. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS Global AM (US) or the funds. You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS Global AM (US) includes:

•  Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any other information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the funds' distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the funds' Web site at http://www.ubs.com/1/e/globalam/Americas/

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globalamus/globalamusii/ii_pace.html. The information is presented in a clear and prominent format and you can click on links to see the information.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to May 25, 2010, UBS Global AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after May 25, 2010 in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  Shareholders who owned Class Y shares of the fund through the PACESM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the Program;

•  College savings plans organized under Section 529 of the Internal Revenue Code ("IRC"), if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Shareholders who invest a minimum initial amount of $5 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

•  Foundations, endowments and religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000 in a fund;

•  Employees of UBS Global AM or UBS Global AM (US) as long as the employee establishes an account in his or her name directly at the funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of (and nominees to) the Board of Director/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member or nominee in his or her name directly at the fund's transfer agent; and

•  Other investors as approved by the funds' board.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement or through the funds' transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described below; or

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•  Opening an account by exchanging shares from another Family Fund.

The funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares (except in connection with assets in certain retirement related accounts):

•  0.05% of the value (at the time of sale) of all shares of a fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph, PACE Alternative Strategies Investments is considered an equity fund.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS Global AM (US) or UBS Global AM may pay compensation, out of UBS Global AM's profits and not as an additional charge to a fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a fund, any record keeping or sub-transfer agency fees payable by a fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS Global AM's own resources and not as an additional charge to a fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS Global AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

To open an account	$1,000
To add to an account	$100

Each fund may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the

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extent permitted by law. Additional information is available in the SAI.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

If you purchased shares through the funds' transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500, except for pension plan and retirement accounts. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

Redemption fee

Section applicable to shareholder initiated transactions outside of periodic automatic account rebalancing.

If you sell or exchange any class of shares of any fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee; the redemption fee will not apply to shares of the funds that:

•  are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the funds' transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A or Class C shares of the funds, as applicable, for shares of the same class of most other Family Funds which currently offer them. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but you may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date of your original purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

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You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this or any other Family Funds through the funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS Global AM employees or members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the funds; use electronic funds transfer or wire to buy or sell shares of the funds; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The funds may modify, suspend or terminate telephone privileges at any time. For more

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information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the funds' transfer agent, BNY Mellon. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the funds' transfer agent. If you transfer your shares to the funds' transfer agent, the funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon.

Should you decide to sell your shares of a fund in lieu of transfer, you will pay a redemption fee or a contingent deferred sales charge if those fees are applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Each fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the US Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a

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possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM determines to be a market timer. UBS Global AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM detects an unusual pattern of trading activity, UBS Global AM will no-

tify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM will require the Financial Intermediary to block the particular account or plan from further purchases of fund shares.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS Global AM reviews the trading activity of omnibus accounts, UBS Global AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on

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the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to UBS Global AM's Global Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS Global AM, represent current market value. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon

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appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to a fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

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Management

Manager and investment advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with its principal business office located at 1285 Avenue of the Americas, New York, NY 10019-6028, is an investment advisor registered with the SEC. As of December 31, 2013, UBS Global AM had approximately $[     ] billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $[     ] billion in assets under management worldwide as of December 31, 2013. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services group of industries.

UBS Global AM selects investment advisors for the funds, subject to approval of PACE Select Advisors Trust's ("Trust") board, and reviews the performance of those investment advisors. UBS Global AM also provides investment advisory services to a portion of PACE Alter-

native Strategies Investments' assets (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures).

The funds operate under an exemptive order from the SEC to permit UBS Global AM, subject to the review and approval of the Trust's board, to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval. UBS Global AM may adjust allocations among multiple investment advisors of a fund within certain risk limits reviewed and approved by the board.

Management and administration fees

UBS Global AM is the administrator of the funds. Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.45% (before breakpoints) to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets.

The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
PACE Mortgage-Backed Securities Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion	0.525
PACE Intermediate Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Strategic Fixed Income Investments[1]	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion up to $1.25 billion	0.525
	Above $1.25 billion	0.500

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Municipal Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE International Fixed Income Investments	$0 – $500 million	0.750%
	Above $500 million up to $1 billion	0.725
	Above $1 billion	0.700
PACE High Yield Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Large Co Value Equity Investments	$0 – $250 million	0.800%
	Above $250 million up to $500 million	0.770
	Above $500 million up to $1 billion	0.730
	Above $1 billion	0.700
PACE Large Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.775
	Above $1 billion up to $1.5 billion	0.750
	Above $1.5 billion up to $2 billion	0.725
	Above $2 billion	0.700
PACE Small/Medium Co Value Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE Small/Medium Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE International Equity Investments	$0 – $500 million	0.900%
	Above $500 million up to $1 billion	0.875
	Above $1 billion up to $1.5 billion	0.850
	Above $1.5 billion up to $2 billion	0.825
	Above $2 billion	0.800
PACE International Emerging Markets Equity Investments	$0 – $500 million	1.100%
	Above $500 million up to $1 billion	1.075
	Above $1 billion up to $1.5 billion	1.050
	Above $1.5 billion up to $2 billion	1.025
	Above $2 billion	1.000
PACE Global Real Estate Securities Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Alternative Strategies Investments	$0 – $500 million	1.400%
	Above $500 million up to $1 billion	1.350
	Above $1 billion up to $1.5 billion	1.300
	Above $1.5 billion up to $2 billion	1.275
	Above $2 billion	1.250

1  The annual fee rate for management and administrative services for PACE Strategic Fixed Income Investments becomes effective on December 1, 2013.

During the fiscal year ended July 31, 2013, the funds paid UBS Global AM at the effective rates shown below. In some cases, UBS Global AM waived a portion of its fees, or the funds were repaying UBS Global AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements.

PACE Mortgage-Backed Securities Fixed Income Investments	0.51%
PACE Intermediate Fixed Income Investments	0.47
PACE Strategic Fixed Income Investments	0.60
PACE Municipal Fixed Income Investments	0.50
PACE International Fixed Income Investments	0.65
PACE High Yield Investments	0.75
PACE Large Co Value Equity Investments	0.74
PACE Large Co Growth Equity Investments	0.78
PACE Small/Medium Co Value Equity Investments	0.81
PACE Small/Medium Co Growth Equity Investments	0.79
PACE International Equity Investments	0.89
PACE International Emerging Markets Equity Investments	1.02
PACE Global Real Estate Securities Investments	0.49
PACE Alternative Strategies Investments	1.36

A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements prior to July 31, 2013 is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2013. Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after July 31, 2013, but prior to January 31, 2014, will be available in the funds' semi-annual report to shareholders for the fiscal period ended January 31, 2014.

Investment advisors and portfolio managers

Certain information concerning each fund's investment advisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. On September 30, 2013, PIMCO had approximately $1.98 trillion in assets under management. PIMCO is one of the largest fixed income management firms in the US.

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of

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PACE Mortgage-Backed Securities Fixed Income Investments. Mr. Hyman is an executive vice president in the Newport Beach office and a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse where he traded agency pass-through securities. He has 10 years of investment experience. Mr. Cudzil is an executive vice president, portfolio manager and mortgage specialist in the Newport Beach office. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura from 2009 to 2012. Mr. Cudzil previously held similar roles at Bank of America from 2005 to 2009 and Lehman Brothers from 2003 to 2005, as well as a senior trading position at Salomon Brothers from 1997 to 2003. He has 15 years of investment experience.

Saumil H. Parikh is a Managing Director in the Newport Beach office and generalist portfolio manager, focusing on asset allocation, multi-sector fixed income and absolute return portfolios. Mr. Parikh is also a member of the PIMCO Investment Committee and leads the firm's cyclical economic forums. He previously served as a specialist portfolio manager on the short-term mortgage and global portfolio management teams. He has been primarily responsible for the day-to-day management of PACE Strategic Fixed Income Investments since June 2009. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 15 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

PACE Intermediate Fixed Income Investments.

BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for PACE Intermediate Fixed Income Investments. BlackRock is located at 55 East 52nd Street, New York, New York 10055. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock was formed in 1988 and, as of September 30, 2013, had $4.1 trillion in assets under management.

BlackRock uses a team approach in the management of the fund. Brian Weinstein and David Antonelli have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since July 2010 and July 2012, respectively. BlackRock's

Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fundamental Fixed Income Team consists of over 200 members within the portfolio teams and investment teams, as well as over 60 credit research analysts and substantial quantitative research analysts.

Brian Weinstein, Managing Director, is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is head of Institutional Multi-Sector Portfolios. Mr. Weinstein is also head of BlackRock's inflation-linked strategies. Mr. Weinstein has held several key roles at BlackRock. Prior to assuming his current role in 2010, he was most recently co-head of the Global Bond team. Following the close of the merger with Merrill Lynch Investment Managers in 2006, Mr. Weinstein spent a year in London leading the integration efforts within the fixed income portfolio management group before returning to New York. He joined BlackRock in 2000 as an Analyst in the Portfolio Analytics Group and became a portfolio manager in 2002.

David Antonelli, Director, is a member of the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Institutional Multi-Sector Portfolio Team. Mr. Antonelli assumed his current responsibilities in 2006. He joined BlackRock in 2002 as a member of the Operations group.

PACE Municipal Fixed Income Investments. Standish Mellon Asset Management Company LLC ("Standish") serves as investment advisor for PACE Municipal Fixed Income Investments. Standish is located at BNY Mellon Center, 201 Washington St., Boston, Massachusetts 02108. Standish assumed management of the fund on August 1, 2001. Standish's predecessor was founded in 1933 and, as of September 30, 2013, Standish had over $163 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish or its predecessor since June 1,

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2000. Ms. Todd is an executive vice president of Standish and joined Standish's predecessor in 1995.

PACE International Fixed Income Investments.
Rogge Global Partners plc ("Rogge Global Partners") serves as the investment advisor for PACE International Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2013, it had approximately $57.6 billion in assets under management.

Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the co-chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Adrian James and Malie Conway. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998.

Mr. Graham joined Rogge Global Partners in
February 1994 and is currently a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director and co-chief investment officer. Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit and is currently a director. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

PACE High Yield Investments. MacKay Shields LLC ("MacKay Shields"), 1345 Avenue of the Americas, New York, New York 10105, serves as the fund's investment advisor. As of September 30, 2013, MacKay Shields had approximately $77.67 billion in assets under management. MacKay Shields was founded in 1938 and advises primarily mutual funds, pension or profit sharing plans, and other pooled investment vehicles. MacKay Shields has served as the fund's investment advisor since its inception.

MacKay Shields utilizes a team approach in all aspects of investment management decision-making and the development of investment policy, and no single portfolio manager is solely responsible for portfolio strategy, allocation and/or portfolio construction. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fund are Dan Roberts, Executive Managing Director, who leads the high yield team; Taylor Wagenseil, Senior Managing Director and Senior Portfolio Manager; Michael Kimble, Senior Managing Director and Senior Portfolio Manager; and Lou Cohen, Senior Managing Director and Senior Portfolio Manager.

Messrs. Roberts, Wagenseil, Kimble and Cohen have held their fund responsibilities since its inception. Mr. Roberts joined MacKay Shields in 2004 when the firm acquired the fixed income division of Pareto Partners, where he was the Chief Investment Officer from 2001 and Chief Investment Officer-Fixed Income in 2000. Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Wagenseil joined MacKay Shields in 2004 as a Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Cohen joined MacKay Shields as a Director of Research when the firm acquired Pareto Partners in 2004. Mr. Cohen was a Managing Director of Pareto Partners since 2000.

PACE Large Co Value Equity Investments. Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena"), Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") serve as investment advisors for PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2013, ICAP had approximately $26.4 billion in assets under management. ICAP has held its fund responsibilities since July 1, 2000.

The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process.

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Jerrold K. Senser, Thomas R. Wenzel and Thomas M. Cole are primarily responsible for the day-to-day management of the fund. Messrs. Senser and Wenzel have been managing the fund since July 2000 and Mr. Cole since July 2012. Jerrold K. Senser is the Chief Executive Officer and Chief Investment Officer of ICAP. Mr. Senser heads the investment team and is the lead portfolio manager for all of ICAP's investment strategies. Thomas R. Wenzel and Thomas M. Cole are Senior Executive Vice Presidents and Co-Directors of Research and are senior members of the investment team. Mr. Wenzel and Mr. Cole serve as lead portfolio managers for all of ICAP's investment strategies. Mr. Wenzel and Mr. Cole also lead the firm's investment research efforts. Mr. Cole was with UBS Global Asset Management for 11 years (from 2001 to 2012) and most recently he held the position of Head of US Equities where he had portfolio management responsibility for all US value portfolios. Prior to UBS Global Asset Management, Mr. Cole served as a Senior Analyst and Partner at Brinson Partners for 11 years (from 1990 to 2001). He also held various positions at First Chicago Investment Advisors. Mr. Cole has been with the firm since 2012 and in the industry since 1985.

Pzena is located at 120 West 45th Street, New York, New York 10036. As of September 30, 2013, Pzena had approximately $22.3 billion in assets under management. Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin S. Silver are primarily responsible for the day-to-day management of the fund. Messrs. DeSpirito, Pzena and Goetz have held their fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012.

Mr. DeSpirito is a Principal and Portfolio Manager of the Large Cap Value, All Cap Value and Value strategies at Pzena. Prior to joining Pzena in 1996, he was an associate in the corporate department at the Boston-based law firm of Ropes & Gray LLP. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software and wire and cable industries.

Mr. Pzena, the founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on each of Pzena's domestic investment strategies and is a member of Pzena's Executive Committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company, which he joined in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991.

Mr. Goetz, a Managing Principal and Co-Chief Investment Officer at Pzena, currently serves as co-portfolio manager on each of Pzena's investment strategies and is a member of Pzena's Executive Committee. He was the Director of Research from 1996 through 2005, responsible for building and training the research team. Prior to joining Pzena in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 15 years, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Mr. Silver is a Principal, Co-Director of Research, and Portfolio Manager for Focused Value, Large Cap Focused Value and Small Cap Focused Value. Prior to joining Pzena Investment Management in 2001, Mr. Silver was a Research Analyst at Levitas & Company, a value based equity hedge fund. Mr. Silver was previously employed as a Manager for Ernst & Young LLP in their Financial Services Group from 1991 to 1996. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

Robeco is located at, 909 Third Avenue, New York, New York 10022. Robeco is a registered investment adviser and, as of September 30, 2013, it had approximately $44.35 billion in assets under management.

Robeco uses a team approach in managing its portion of the fund's portfolio. The team is led by Mark Donovan, CFA, and David Pyle, CFA, who are primarily responsible for the day-to-day management of Robeco's portion of the fund's portfolio. Mr. Donovan is a Co-Chief Executive Officer (since July 2008), head of the large cap equity team, and has been a senior portfolio manager at Robeco since 1995. Mr. Pyle is a Managing Director and has been a portfolio manager for the large cap equity team of Robeco since 2004.

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Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, and has been in the investment management business since 2002. As of July 31, 2013, Los Angeles Capital had approximately $11.7 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, and Daniel E. Allen, CFA share authority and responsibility for research and the day-to-day management of the fund's portfolio.

Thomas D. Stevens, CFA, Chairman and Principal, co-founded Los Angeles Capital in 2002. He is responsible for setting the firm's strategic goals and is also an integral member of the firm's portfolio management team. He has worked in investment management and has managed portfolios since 1976. Hal W. Reynolds, CFA, Chief Investment Officer and Principal, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's Director of Research to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA, Director of Global Equities and Principal, joined Los Angeles Capital in 2009. He is responsible for developing global equity applications for clients and is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting.

PACE Large Co Growth Equity Investments. Delaware Investments Fund Advisers ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") serve as investment advisors for PACE Large Co Growth Equity Investments.

Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group Limited ("Macquarie"), an Australian bank holding company.

Macquarie is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia. As of September 30, 2013, Delaware and its investment advisory affiliates had more than $180 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by Delaware. Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen, held its fund responsibilities since December 2007.

Jeffrey S. Van Harte, Senior Vice President and Chief Investment Officer, joined Delaware in April 2005 and is the firm's chief investment officer for the Focus Growth Equity team. Most recently, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Christopher J. Bonavico, Vice President, Senior Portfolio Manager and Equity Analyst, joined Delaware in April 2005 and is a senior portfolio manager on the firm's Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management (1993 to 2005).

Daniel J. Prislin, Vice President, Senior Portfolio Manager and Equity Analyst, joined Delaware in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, Vice President, Portfolio Manager and Equity Analyst, joined Delaware in April 2005 as a portfolio manager on the firm's Focus Growth Equity team. Previously, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

Roxbury is a Delaware limited liability company located at 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343. Roxbury is a registered investment adviser founded in 1986. Roxbury offers an array of equity strategies across the market capitalization spectrum and provides equity management to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of

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September 30, 2013, Roxbury had approximately $1.555 billion in assets under management. Roxbury provides various administrative, operational and business services to Mar Vista Investment Partners, LLC ("Mar Vista"), an affiliate of Roxbury that assists with the management of certain of its strategies.

Roxbury uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Roxbury. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 20 years of investment experience.

Mr. Myers is a portfolio manager. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 20 years of investment experience.

J.P. Morgan is located at 270 Park Avenue, New York, New York 10017 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2013, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management. Gregory B. Luttrell, managing director, is a portfolio manager in the U.S. Equity Group responsible for managing the Concentrated Large Cap Growth Strategy. Prior to joining the firm in 2007, Mr. Luttrell worked as a portfolio manager at TIAA-CREF where he managed large cap growth and mid cap growth funds. Mr. Luttrell also has had previous experience as an analyst covering the healthcare, financial services and technology sectors.

PACE Small/Medium Co Value Equity Investments. Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as investment advisors for PACE Small/Medium Co Value Equity Investments.

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $12.8 billion in assets under management as of September 30, 2013. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Samir Sikka has served as a portfolio manager to the fund since February 2007. From July 2006 to February 2007, Mr. Sikka was a senior analyst for the MetWest Capital team managing the fund, and he served as Senior Vice President and Senior Analyst of Trust Company of the West from April 1999 to February 2006. He has over 15 years of industry experience.

Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666. Systematic, an investment advisor founded in 1982, has approximately $13.0 billion in assets under management as of September 30, 2013. Ronald M. Mushock and D. Kevin McCreesh are primarily responsible for the day-to-day management of the fund's assets allocated to Systematic. They have held their responsibilities advising the fund since May 2009. Mr. Mushock has been the lead portfolio manager for all of Systematic's mid cap portfolios since their inception in 2000 and all of Systematic's small/mid cap portfolios since their inception in 2002. He became a Managing Partner at Systematic in 2005. Mr. McCreesh, Managing Partner, has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for all of Systematic's large and small cap

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portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadviser to mutual funds and as an investment adviser to institutions and individuals and has approximately $8.4 billion in assets under management as of September 30, 2013. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfolio managers since March 2012. Julie Kutasov is a Portfolio Manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization financials and producer durables sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is a Portfolio Manager and a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization producer-durables and energy sectors. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management.

PACE Small/Medium Co Growth Equity Investments. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade"), Riverbridge Partners, LLC ("Riverbridge"), Lee Munder Capital Group, LLC ("LMCG") and Timpani Capital Management LLC ("Timpani") currently serve as investment advisors for PACE Small/Medium Co Growth Equity Investments. Copper Rock is located at 200 Clarendon Street, Boston, Massachusetts 02116. Copper Rock was founded and has been managing funds since 2005 and has held its investment management responsibilities for the fund since March 1, 2007. As of September 30, 2013, Copper Rock had over $2.4 billion in assets under management.

Tucker Walsh is responsible for the day-to-day management of Copper Rock's portion of the fund's assets. He has been the primary portfolio manager since March

2007. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Prior to that, he was an Equity Analyst at Chilton Investment Company, Merrill Lynch and SG Cowen Asset Management. Mr. Walsh leads a team of eight other investment professionals, two of whom are dedicated senior traders.

Palisade is located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024. Palisade is an investment advisor with approximately $4.3 billion in assets under management as of September 30, 2013. The Small/Smid Growth Equity investment team joined Palisade in 2009 from AG Asset Management LLC. The team originated its investment strategy at Warburg Pincus in 1989 and continued its same investment process when that firm was merged into Credit Suisse Asset Management in 1999. The Growth Equity team averages more than 19 years of experience, has worked together an average of 11 years, and is currently responsible for approximately $1.7 billion as of September 30, 2013 in three strategies: small/medium cap growth, small cap growth, and mid-cap growth. Sammy Oh, who has been a portfolio manager of the fund since October 2005, is primarily responsible for the day-to-day management of the fund's assets allocated to Palisade and leads the six-person investment team managing these strategies.

Sammy Oh is a senior portfolio manager and analyst specializing in small and smid cap growth US equity portfolios. He was previously with AG Asset Management LLC from 2004-2009. Prior to 2004, he was a managing director at Credit Suisse Asset Management.

Palisade employs a team approach. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. As senior portfolio manager, Sammy Oh has final decision making responsibility and is responsible for implementing the team's investment decisions. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process.

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Riverbridge is located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment manager with approximately $4.7 billion in assets under management as of September 30, 2013. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. Mark Thompson leads a seven-person investment team, three of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987.

LMCG, an SEC registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in 2000. In 2009, LMCG became an affiliate of Convergent Capital Management LLC, which acquired a majority ownership stake in the firm. As of September 30, 2013, LMCG managed and advised assets of approximately $5.7 billion.

Andrew Morey, CFA, is responsible for the day-to-day management of LMCG's portion of the fund's assets. Mr. Morey is the Portfolio Manager of LMCG's Small Cap Growth and Small/Mid Cap Growth strategies. Prior to joining LMCG, Mr. Morey was a Partner with Crosswind Investments, LLC and the portfolio manager for the Crosswind Small and Small/Mid Cap Growth strategies. Andrew was also the founder and lead portfolio manager of Tartan Partners, LLC. Prior to Tartan Partners, Mr. Morey worked at State Street Research & Management from 1995—2005.

Timpani is located at Two Park Plaza, 10850 West Park Place, Suite 1020, Milwaukee, Wisconsin 53212. Timpani was founded in 2008 to offer small cap growth investment strategies. Timpani is an investment advisor with approximately $179 million in assets under management as of October 31, 2013.

Brandon Nelson is responsible for the day-to-day management of Timpani's portion of the fund's assets. Mr. Nelson is the Chief Investment Officer of Timpani and leads the three-person investment team managing the small cap growth strategy. Prior to co-founding Timpani in April 2008, Mr. Nelson was a senior portfolio manager and managing director at Wells Capital Management since 2005. Prior to that, he was with Strong

Capital Management, Inc. as a research analyst from 1996 to 2000 and as a portfolio manager from 2000 to 2005.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2013, Mondrian managed over $66 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio manager and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel G. May and Russell J. Mackie, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for the Pacific region. Ms. Desmond is chief investment officer of international equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since July 2009. Mr. May also joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He has served as a portfolio manager for the fund since 2004. He is currently

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Deputy Chief Executive Officer. Mr. Mackie joined Mondrian in 1997. He is a Senior Portfolio Manager in the Non-US Equity Team and has served as a portfolio manager of the fund since October 2010.

J.P. Morgan is located at 270 Park Avenue, New York, New York 10017 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2013, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management. Jeroen Huysinga is primarily responsible for the day-to-day management for the portion of the fund managed by J.P. Morgan. Mr. Huysinga is a Managing Director and a portfolio manager in the Global Equities Team. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga has served as a portfolio manager of the fund since November 2010.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, and has been in the investment management business since 2002. As of July 31, 2013, Los Angeles Capital had approximately $11.7 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, and Daniel E. Allen, CFA share authority and responsibility for research and the day-to-day management of the fund's portfolio.

Thomas D. Stevens, CFA, Chairman and Principal, co-founded Los Angeles Capital in 2002. He is responsible for setting the firm's strategic goals and is also an integral member of the firm's portfolio management team. He has worked in investment management and has managed portfolios since 1976. Hal W. Reynolds, CFA, Chief Investment Officer and Principal, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's Director of Research to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA, Director of Global Equities and Principal, joined Los Angeles Capital in 2009. He is responsible for developing global equity applications for clients and is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting.

Chautauqua is located at 921 Walnut Street, Suite 250, Boulder, Colorado, 80302, United States. Chautauqua is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2013, Chautauqua had approximately $653.9 million in assets under management.

The investment team is comprised of Brian M. Beitner, CFA, Michael Mow, CFA, and Amanda Prentiss. Brian Beitner, CFA, formed Chautauqua in January 2009. Prior to this, he was a member of the TCW Group, Inc's ("TCW") Concentrated Core Equities portfolio management team from 1998 through 2008. Prior to working at TCW, he was with Scudder Kemper Investments, Donaldson, Lufkin and Jenrette, Bear Stearns & Co., and Security Pacific Bank in roles including portfolio management, research and trading. Michael Mow, CFA, joined Chautauqua in 2009, after spending eight years as a Senior Investment Analyst at American Century Investments. Before that he was at TCW for eight years where he worked as an equity analyst and portfolio manager. Amanda Prentiss joined Chautauqua in 2009. Prior to joining Chautauqua, she worked at TCW as an economist from 2004 to 2008, TD Securities in London and Goldman Sachs in London and Frankfurt.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company, L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG") serve as investment advisors for PACE International Emerging Markets Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD.

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Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2013, Mondrian managed over $66 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team. Four other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Mr. Miller joined Mondrian in 2000 and is currently the Chief Investment Officer for Emerging Markets Equities. Ms. Chong joined Mon-

drian in 2000 and has served as a senior portfolio manager for the fund since 2004. Mr. Halton joined Mondrian in 2004 and has served as a portfolio manager for the fund since July 2006.

William Blair is located at 222 W. Adams St., Chicago, IL 60606. William Blair Investment Management is the asset management operation of William Blair, and it consists of the institutional, mutual fund, and wealth management businesses. William Blair Investment Management provides portfolio management for international, domestic, and global equities funds and accounts, as well as domestic fixed income funds and accounts. Todd M. McClone and Jeffrey A. Urbina are primarily responsible for the day-to-day management of the fund, and have served as portfolio managers since March 2011. As of September 30, 2013, William Blair has $58.4 billion in assets under management.

Todd M. McClone, CFA, is a Principal of William Blair. Mr. McClone has been with the firm since 2000. He is the lead portfolio manager for the emerging leaders strategy and is a portfolio manager for the emerging markets growth strategy. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management, Inc. Prior to joining Strong Capital Management, Inc., he was a Corporate Finance Research Analyst with Piper Jaffray & Co. At Piper Jaffray & Co., he worked with the corporate banking financials team on a variety of transactions, including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations.

Jeffrey A. Urbina, CFA, is a Principal of William Blair. Mr. Urbina joined William Blair's Investment Management Department in 1996 as an international portfolio manager. He is the lead portfolio manager for the international small cap growth and emerging markets growth strategies, and is a portfolio manager for the emerging leaders strategy. From 1991 to 1996, he was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager at Van Kampen American Capital, Inc. During his five years at Van Kampen American Capital, Inc., he also served as Director of Fixed Income Research and was a member of the Investment Policy Committee. Before joining Van Kampen American Capital, Inc., he spent ten years at Citicorp, Inc. in various capacities, including as a Vice

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President in the commercial real estate group in Chicago and as commercial lending officer in the bank's Denver office. He began his banking career at Harris N.A. in Chicago, where he was an International Banking officer.

LMCG, an SEC registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in 2000. In 2009, LMCG became an affiliate of Convergent Capital Management LLC, which acquired a majority ownership stake in the firm. As of September 30, 2013, LMCG managed and advised assets of approximately $5.7 billion.

Gordon Johnson is the lead portfolio manager for the LMCG Emerging Markets strategy. Prior to joining LMCG in August 2006, Mr. Johnson spent six years at Evergreen Investments, where he served as senior portfolio manager and Senior Vice President/Director for the firm's Global Structured Products group. Prior to joining Evergreen, Mr. Johnson spent seven years at Colonial Management, where he served as portfolio manager for a quantitative/fundamentally managed global mid-cap balanced fund and was Director and Vice President of Quantitative Research. Mr. Johnson has also held teaching positions at the University of Massachusetts and California State University.

Shannon Ericson is a portfolio manager and analyst for the LMCG Emerging Markets strategy. Prior to joining LMCG in August 2006, Ms. Ericson spent six years at Evergreen Investments Group, where she served as Vice President, Quantitative Equities Analyst for the firm's Global Structural Products group. Ms. Ericson had previously spent six years at Independence International Associates, Inc., where she served as Vice President, Quantitative International Equities, and four years at Mellon Trust Company.

Vikram Srimurthy is a portfolio manager and analyst for the LMCG Emerging Markets strategy. Prior to joining the firm in August 2006, Mr. Srimurthy spent six years at Evergreen Investments, where he served as Vice President for the firm's Global Structured Products group and was primarily responsible for quantitative research and developing custom portfolio construction tools.

Daniel Getler is an analyst for the LMCG Emerging Markets strategy. Mr. Getler joined the International Team in January 2013 after working on several projects with the team. Prior to joining LMCG in 2010, Mr. Getler spent one year at Globe Tax Services.

PACE Global Real Estate Securities Investments. CBRE Clarion Securities LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield") serve as the investment advisors for PACE Global Real Estate Securities Investments.

CBRE Clarion is located at 201 King of Prussia Road, Radnor, Pennsylvania 19087. As of September 30, 2013, CBRE Clarion had approximately $23 billion in assets under management. CBRE Clarion primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations.

CBRE Clarion uses a team approach in its investment management decisions. CBRE Clarion's portfolio management team includes thirteen professionals globally, led by T. Ritson Ferguson, the firm's Chief Executive Officer and Co-Chief Investment Officer. Mr. Ferguson, along with Co-Chief Investment Officers Steven D. Burton and Joseph P. Smith, are primarily responsible for the day-to-day management of the fund's assets allocated to CBRE Clarion. They have served as portfolio managers for the fund since November 2009.

Mr. Ferguson has served as Chief Investment Officer of CBRE Clarion and its predecessor firms since 1991. He has 27 years of real estate investment experience. Mr. Burton, Co-Chief Investment Officer and Senior Portfolio Manager, joined CBRE Clarion in 1995. He is a senior member of the CBRE Clarion portfolio management team, having 29 years of investment experience. Mr. Smith, Co-Chief Investment Officer and Senior Portfolio Manager, joined CBRE Clarion in 1997. He is a senior member of the CBRE Clarion portfolio management team, having 23 years of investment experience.

Brookfield is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1010. As of September 30, 2013, Brookfield and its affiliates had approximately $19.9 billion in assets under management. Brookfield specializes in managing global REITs on behalf of clients in Australia, Europe and North America. Jason Baine and Bernhard Krieg are primarily responsible for the day-to-day management of the fund's assets

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allocated to Brookfield. They have served as portfolio managers for the fund since November 2009.

Mr. Baine, global portfolio manager, has 17 years of investment management experience in the real estate securities area, including portfolio management for institutional accounts. Mr. Baine has been with Brookfield and its affiliates since 2001. Mr. Krieg, global portfolio manager, joined Brookfield in April 2006. Mr. Krieg was previously a senior vice president and senior analyst for Haven Funds, a real estate securities hedge fund. Prior to this, he was a vice president and senior analyst at Security Capital Research and Management.

PACE Alternative Strategies Investments. Analytic Investors, LLC ("Analytic Investors"), First Quadrant, L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and UBS Global AM serve as investment advisors for PACE Alternative Strategies Investments.

Analytic Investors has offices at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. As of September 30, 2013, Analytic Investors had approximately $8.1 billion in assets under management. Analytic Investors was founded in 1970 and has served as an investment advisor to the fund since its inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of Analytic Investors' portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies. Harindra de Silva heads the research efforts for the team.

Dennis Bein, Chief Investment Officer and a portfolio manager, joined Analytic Investors in 1995 and has 24 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 12 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 27 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, California 91101. As of September 30, 2013, First Quadrant had approximately $16.5 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its joint venture partners. First Quadrant is a systematic investment management boutique founded in 1988 and has served as an investment advisor to the fund since April 2009.

As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Dori Levanoni and Ed Peters are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009 and July 2012, respectively.

Dori Levanoni is the First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

Ed Peters is a partner and Co-Head of Global Macro and is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Prior to joining First Quadrant in June 2008 he spent 23 years with PanAgora Asset Management where he was, over time, an equity portfolio manager, Director of Tactical Asset Allocation, Chief Investment Officer of Macro Investments, and Chief Investment Officer.

Standard Life Investments' head office is located at 1 George Street, Edinburgh, Scotland, UK, EH2 2LL,

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and its U.S. office is located at One Beacon Street, 34th Floor, Boston, Massachusetts 02108. As of September 30, 2013, Standard Life Investments had approximately $290.8 billion in assets under management. Standard Life Investments' sole business is asset management. Standard Life Investments manages assets on behalf of the Standard Life Group and a wide range of third party clients through a variety of investment vehicles. Standard Life Investments offers discretionary asset management services across a broad range of asset classes, delivered via a variety of product structures.

Standard Life Investments uses a team approach in its investment management decisions. The investment team is led by Guy Stern, who is primarily responsible for the day-to-day management of Standard Life Investments' portion of the fund. He has served as portfolio manager of the fund since August 2010. Mr. Stern, Head of Multi-Asset and Macro Investing, joined Standard Life Investments in 2008. From 2002 to 2008, Mr. Stern held the position of Chief Investment Officer at Credit Suisse Asset Management. Mr. Stern has 30 years of investment industry experience, and has specific expertise in managing multi-asset solutions.

The portion of the fund's assets allocated to UBS Global AM is managed by its Multi-Managed Solutions ("MMS") team, part of UBS Global AM's Global Investment Solutions ("GIS") team. Mabel Lung, CFA, Gina Toth, CFA, and Fred Lee, CFA, are the portfolio managers primarily responsible for the day-to-day management of the fund's assets allocated to UBS Global AM, where UBS Global AM invests in other unaffiliated pooled investment vehicles and index futures. They have served as portfolio managers for the fund since March 2014.

Mabel Lung, CFA, has been responsible for overseeing the PACE funds since their inception in 1995. Ms. Lung has been a member the Global Investment Solutions ("GIS") team since 2005. Ms. Lung has 29 years of investment experience.

Gina Toth, CFA, joined UBS Global AM in March 2013 and is responsible for overseeing the PACE fixed income and global real estate funds. She also monitors internal UBS fixed income strategies for use within custom solutions designed by the broader GIS team. Previously, Ms. Toth worked at AllianceBernstein as a Senior

Portfolio Manager in New York and Sydney from 2007 to 2012, specializing in multi-asset portfolios, asset allocation and custom solutions for the institutional, high-net worth and retail channels, encompassing both traditional and non-traditional asset classes. She also spent 14 years in New York and London as a fixed income portfolio manager of US and global portfolios.

Fred Lee, CFA, located in UBS Global AM's London office, has been heading the Portfolio Construction & Quantitative Research & Analysis team within the MMS team since January 2009. His responsibilities include overseeing and continuously improving the investment process for the MMS team. Mr. Lee joined UBS Global AM in 2006 as a Risk Analyst where he provided risk assessment and monitoring for all client portfolios using industry standard and proprietary systems. Prior to joining UBS Global AM, Mr. Lee worked as a consultant for MSCI Barra providing advice to large investment managers across Europe on the interpretation and use of risk models and analytics.

Other information

The Trust, with respect to each fund except PACE Alternative Strategies Investments, has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a CPO under the CEA. The Commodity Futures Trading Commission ("CFTC") has adopted recent amendments to rules under the CEA that significantly affect the exclusion available to the funds, and UBS Global AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. Also, one or more funds may consider steps, such as substantial investment strategy changes, in order for the Trust (except with respect to PACE Alternative Strategies Investments) to continue to qualify for the CPO exclusion. PACE Alternative Strategies Investments' current net asset value per share is available to investors at http://www.ubs.com/us/en/asset_management/individual_investors/ii_pace.html.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

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Dividends and taxes

Dividends

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the funds through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

For taxable years beginning after December 31, 2012, the maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and if it elects to do so, then your share of such foreign taxes would generally be included in your income and, subject to certain limitations, you would generally be entitled to a foreign tax credit in computing your taxes.

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For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Beginning with the 2012 calendar year, the funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 28% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings

Each equity series of the Trust will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, 25 days after the end of the calendar quarter.

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

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Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by [                  ], an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

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PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.46	$13.31	$13.71	$13.36	$12.87
Net investment income[1]	0.11	0.22	0.29	0.41	0.57
Net realized and unrealized gains (losses)	(0.39)	0.34	0.20	0.86	0.56
Net increase (decrease) from operations	(0.28)	0.56	0.49	1.27	1.13
Dividends from net investment income	(0.31)	(0.34)	(0.38)	(0.46)	(0.64)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.56)	(0.41)	(0.89)	(0.92)	(0.64)
Net asset value, end of year	$12.62	$13.46	$13.31	$13.71	$13.36
Total investment return[2]	(2.29)%	4.34%	3.74%	9.92%	9.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%	1.05%	1.06%[3]	1.08%[3]	1.07%[3]
Expenses after fee waivers and/or expense reimbursements	0.99%	1.02%	1.02%[3]	1.02%[3]	1.02%[3]
Net investment income	0.83%	1.68%	2.16%	3.06%	4.41%
Supplemental data:
Net assets, end of year (000's)	$66,554	$78,764	$80,727	$92,416	$90,386
Portfolio turnover	1,336%	1,046%	1,105%	1,065%	877%

	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.47	$13.31	$13.71	$13.36	$12.87
Net investment income[1]	0.14	0.26	0.32	0.44	0.61
Net realized and unrealized gains (losses)	(0.40)	0.35	0.20	0.86	0.55
Net increase (decrease) from operations	(0.26)	0.61	0.52	1.30	1.16
Dividends from net investment income	(0.34)	(0.38)	(0.41)	(0.49)	(0.67)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.59)	(0.45)	(0.92)	(0.95)	(0.67)
Net asset value, end of year	$12.62	$13.47	$13.31	$13.71	$13.36
Total investment return[2]	(2.05)%	4.60%	4.00%	10.20%	9.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%	0.86%	0.88%[3]	0.89%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements	0.74%	0.77%	0.77%[3]	0.77%[3]	0.77%[3]
Net investment income	1.08%	1.92%	2.42%	3.29%	4.65%
Supplemental data:
Net assets, end of year (000's)	$57,567	$61,428	$50,830	$49,486	$39,199
Portfolio turnover	1,336%	1,046%	1,105%	1,065%	877%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

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	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.48	$13.32	$13.72	$13.37	$12.88
Net investment income[1]	0.04	0.16	0.22	0.35	0.51
Net realized and unrealized gains (losses)	(0.40)	0.34	0.20	0.85	0.55
Net increase (decrease) from operations	(0.36)	0.50	0.42	1.20	1.06
Dividends from net investment income	(0.24)	(0.27)	(0.31)	(0.39)	(0.57)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.49)	(0.34)	(0.82)	(0.85)	(0.57)
Net asset value, end of year	$12.63	$13.48	$13.32	$13.72	$13.37
Total investment return[2]	(2.78)%	3.81%	3.22%	9.37%	8.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%	1.56%	1.58%[3]	1.61%[3]	1.63%[3]
Expenses after fee waivers and/or expense reimbursements	1.49%	1.52%	1.52%[3]	1.52%[3]	1.52%[3]
Net investment income	0.33%	1.19%	1.66%	2.56%	3.90%
Supplemental data:
Net assets, end of year (000's)	$16,907	$20,710	$22,064	$24,394	$24,477
Portfolio turnover	1,336%	1,046%	1,105%	1,065%	877%

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PACE Intermediate Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.42	$12.15	$12.02	$11.58	$11.51
Net investment income[1]	0.12	0.21	0.26	0.34	0.44
Net realized and unrealized gains (losses)	(0.22)	0.28	0.12	0.49	0.08
Net increase (decrease) from operations	(0.10)	0.49	0.38	0.83	0.52
Dividends from net investment income	(0.12)	(0.22)	(0.25)	(0.39)	(0.45)
Net asset value, end of year	$12.20	$12.42	$12.15	$12.02	$11.58
Total investment return[2]	(0.93)%	4.16%	3.24%	7.24%	4.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.99%[3]	1.00%	0.99%[3]	1.00%[3]	1.02%
Expenses after fee waivers and/or expense reimbursements	0.93%[3]	0.93%	0.93%[3]	0.93%[3]	0.93%
Net investment income	0.98%	1.73%	2.18%	2.93%	3.97%
Supplemental data:
Net assets, end of year (000's)	$31,355	$36,665	$39,022	$42,905	$45,165
Portfolio turnover	818%	398%	664%	974%	512%

	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.43	$12.15	$12.02	$11.59	$11.51
Net investment income[1]	0.15	0.24	0.29	0.38	0.47
Net realized and unrealized gains (losses)	(0.23)	0.29	0.12	0.48	0.09
Net increase (decrease) from operations	(0.08)	0.53	0.41	0.86	0.56
Dividends from net investment income	(0.15)	(0.25)	(0.28)	(0.43)	(0.48)
Net asset value, end of year	$12.20	$12.43	$12.15	$12.02	$11.59
Total investment return[2]	(0.68)%	4.42%	3.49%	7.53%	5.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[3]	0.88%	0.83%[3]	0.74%[3]	0.68%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%	0.68%[3]	0.68%[3]	0.68%[4]
Net investment income	1.24%	1.99%	2.42%	3.19%	4.17%
Supplemental data:
Net assets, end of year (000's)	$674	$990	$1,277	$1,997	$2,313
Portfolio turnover	818%	398%	664%	974%	512%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios before and after fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

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	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.44	$12.17	$12.03	$11.59	$11.52
Net investment income[1]	0.06	0.15	0.20	0.29	0.38
Net realized and unrealized gains (losses)	(0.23)	0.28	0.13	0.48	0.09
Net increase (decrease) from operations	(0.17)	0.43	0.33	0.77	0.47
Dividends from net investment income	(0.05)	(0.16)	(0.19)	(0.33)	(0.40)
Net asset value, end of year	$12.22	$12.44	$12.17	$12.03	$11.59
Total investment return[2]	(1.34)%	3.55%	2.80%	6.70%	4.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.49%[3]	1.51%	1.49%[3]	1.50%[3]	1.53%
Expenses after fee waivers and/or expense reimbursements	1.43%[3]	1.43%	1.43%[3]	1.43%[3]	1.43%
Net investment income	0.48%	1.23%	1.67%	2.43%	3.43%
Supplemental data:
Net assets, end of year (000's)	$2,685	$3,270	$3,474	$4,646	$5,185
Portfolio turnover	818%	398%	664%	974%	512%

UBS Global Asset Management
143

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.29	$14.55	$14.56	$13.09	$13.75
Net investment income[1]	0.41	0.42	0.48	0.47	0.60
Net realized and unrealized gains (losses)	(0.78)	1.11	0.43	1.60	0.39
Net increase (decrease) from operations	(0.37)	1.53	0.91	2.07	0.99
Dividends from net investment income	(0.43)	(0.52)	(0.51)	(0.58)	(0.73)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.76)	(0.79)	(0.92)	(0.60)	(1.65)
Net asset value, end of year	$14.16	$15.29	$14.55	$14.56	$13.09
Total investment return[2]	(2.60)%	10.86%	6.54%	16.09%	8.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.03%[3]	1.04%[3]	1.09%	1.09%	1.10%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.06%[3,4]	1.06%[3,4]	1.06%	1.06%	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments excluding interest expense	1.05%[4]	1.06%[4]	1.06%	1.06%	1.06%
Net investment income	2.72%	2.85%	3.38%	3.36%	4.75%
Supplemental data:
Net assets, end of year (000's)	$67,417	$85,571	$56,151	$45,499	$33,293
Portfolio turnover	186%	162%	444%	239%	178%

	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.28	$14.54	$14.54	$13.08	$13.74
Net investment income[1]	0.42	0.46	0.52	0.51	0.64
Net realized and unrealized gains (losses)	(0.76)	1.10	0.44	1.59	0.39
Net increase (decrease) from operations	(0.34)	1.56	0.96	2.10	1.03
Dividends from net investment income	(0.46)	(0.55)	(0.55)	(0.62)	(0.77)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.79)	(0.82)	(0.96)	(0.64)	(1.69)
Net asset value, end of year	$14.15	$15.28	$14.54	$14.54	$13.08
Total investment return[2]	(2.38)%	11.10%	6.80%	16.47%	8.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.90%[3]	0.89%[3]	0.96%	0.85%	0.73%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.81%[3]	0.81%[3]	0.81%	0.81%	0.73%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.72%
Net investment income	2.80%	3.09%	3.62%	3.63%	5.09%
Supplemental data:
Net assets, end of year (000's)	$3,638	$5,907	$2,810	$3,058	$3,186
Portfolio turnover	186%	162%	444%	239%	178%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
144

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.29	$14.56	$14.56	$13.09	$13.75
Net investment income[1]	0.34	0.35	0.42	0.40	0.54
Net realized and unrealized gains (losses)	(0.78)	1.10	0.43	1.60	0.39
Net increase (decrease) from operations	(0.44)	1.45	0.85	2.00	0.93
Dividends from net investment income	(0.35)	(0.45)	(0.44)	(0.51)	(0.67)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.68)	(0.72)	(0.85)	(0.53)	(1.59)
Net asset value, end of year	$14.17	$15.29	$14.56	$14.56	$13.09
Total investment return[2]	(2.99)%	10.25%	6.10%	15.52%	7.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.51%[3]	1.52%[3]	1.53%	1.56%	1.58%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.51%[3]	1.52%[3]	1.55%[4]	1.56%	1.57%
Expenses after fee waivers and/or expense reimbursements/ recoupments excluding interest expense	1.51%	1.52%	1.55%[4]	1.56%	1.56%
Net investment income	2.26%	2.38%	2.88%	2.86%	4.24%
Supplemental data:
Net assets, end of year (000's)	$20,992	$21,193	$12,856	$12,289	$8,797
Portfolio turnover	186%	162%	444%	239%	178%

UBS Global Asset Management
145

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.56	$13.00	$12.94	$12.45	$12.15
Net investment income[1]	0.33	0.37	0.38	0.39	0.41
Net realized and unrealized gains (losses)	(0.59)	0.56	0.06	0.49	0.30
Net increase (decrease) from operations	(0.26)	0.93	0.44	0.88	0.71
Dividends from net investment income	(0.33)	(0.37)	(0.38)	(0.39)	(0.41)
Distributions from net realized gains	(0.06)	—	—	—	—
Total dividends and distributions	(0.39)	(0.37)	(0.38)	(0.39)	(0.41)
Net asset value, end of year	$12.91	$13.56	$13.00	$12.94	$12.45
Total investment return[2]	(1.99)%	7.21%	3.49%	7.18%	5.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%	0.95%	0.94%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.91%	0.93%	0.93%	0.93%	0.93%
Net investment income	2.47%	2.75%	2.96%	3.08%	3.35%
Supplemental data:
Net assets, end of year (000's)	$63,540	$71,639	$73,528	$83,501	$88,167
Portfolio turnover	69%	32%	34%	10%	25%

	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.57	$13.00	$12.95	$12.45	$12.16
Net investment income[1]	0.37	0.40	0.41	0.42	0.44
Net realized and unrealized gains (losses)	(0.60)	0.57	0.05	0.50	0.29
Net increase (decrease) from operations	(0.23)	0.97	0.46	0.92	0.73
Dividends from net investment income	(0.36)	(0.40)	(0.41)	(0.42)	(0.44)
Distributions from net realized gains	(0.06)	—	—	—	—
Total dividends and distributions	(0.42)	(0.40)	(0.41)	(0.42)	(0.44)
Net asset value, end of year	$12.92	$13.57	$13.00	$12.95	$12.45
Total investment return[2]	(1.74)%	7.56%	3.67%	7.45%	6.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.72%	0.73%	0.74%	0.74%	0.76%
Expenses after fee waivers and/or expense reimbursements	0.66%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.72%	3.00%	3.21%	3.33%	3.60%
Supplemental data:
Net assets, end of year (000's)	$82	$121	$118	$123	$145
Portfolio turnover	69%	32%	34%	10%	25%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
146

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.57	$13.00	$12.94	$12.45	$12.16
Net investment income[1]	0.26	0.30	0.32	0.33	0.35
Net realized and unrealized gains (losses)	(0.60)	0.57	0.06	0.49	0.29
Net increase (decrease) from operations	(0.34)	0.87	0.38	0.82	0.64
Dividends from net investment income	(0.26)	(0.30)	(0.32)	(0.33)	(0.35)
Distributions from net realized gains	(0.06)	—	—	—	—
Total dividends and distributions	(0.32)	(0.30)	(0.32)	(0.33)	(0.35)
Net asset value, end of year	$12.91	$13.57	$13.00	$12.94	$12.45
Total investment return[2]	(2.56)%	6.76%	2.97%	6.65%	5.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%	1.45%	1.45%	1.46%	1.47%
Expenses after fee waivers and/or expense reimbursements	1.41%	1.43%	1.43%	1.43%	1.43%
Net investment income	1.97%	2.25%	2.46%	2.58%	2.85%
Supplemental data:
Net assets, end of year (000's)	$12,336	$13,684	$13,943	$15,767	$15,474
Portfolio turnover	69%	32%	34%	10%	25%

UBS Global Asset Management
147

PACE Select Advisors Trust

PACE International Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.40	$12.52	$11.43	$11.64	$11.84
Net investment income[1]	0.19	0.25	0.26	0.27	0.30
Net realized and unrealized gains (losses)	(0.72)	(0.56)	1.13	0.24	(0.06)
Net increase (decrease) from operations	(0.53)	(0.31)	1.39	0.51	0.24
Dividends from net investment income	(0.16)	(0.81)	(0.30)	(0.70)	(0.44)
Return of capital	(0.15)	—	—	(0.02)	—
Total dividends and return of capital	(0.31)	(0.81)	(0.30)	(0.72)	(0.44)
Net asset value, end of year	$10.56	$11.40	$12.52	$11.43	$11.64
Total investment return[2]	(4.80)%	(2.33)%	12.36%	4.32%	2.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.27%[3]	1.27%	1.26%	1.30%	1.32%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.22%[3]	1.21%[4]	1.22%[4]	1.25%[4]	1.25%
Net investment income	1.65%	2.16%	2.16%	2.30%	2.83%
Supplemental data:
Net assets, end of year (000's)	$70,052	$84,661	$98,636	$98,039	$103,708
Portfolio turnover	63%	40%	66%	67%	37%

	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.37	$12.49	$11.40	$11.63	$11.83
Net investment income[1]	0.21	0.28	0.28	0.30	0.34
Net realized and unrealized gains (losses)	(0.71)	(0.57)	1.14	0.23	(0.07)
Net increase (decrease) from operations	(0.50)	(0.29)	1.42	0.53	0.27
Dividends from net investment income	(0.17)	(0.83)	(0.33)	(0.74)	(0.47)
Return of capital	(0.16)	—	—	(0.02)	—
Total dividends and return of capital	(0.33)	(0.83)	(0.33)	(0.76)	(0.47)
Net asset value, end of year	$10.54	$11.37	$12.49	$11.40	$11.63
Total investment return[2]	(4.60)%	(2.04)%	12.54%	4.68%	2.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.11%	1.11%	1.01%	0.94%
Expenses after fee waivers and/or expense reimbursements	1.00%[3]	1.00%	1.00%	0.96%	0.89%
Net investment income	1.88%	2.37%	2.38%	2.57%	3.19%
Supplemental data:
Net assets, end of year (000's)	$5,171	$4,720	$5,216	$5,825	$7,773
Portfolio turnover	63%	40%	66%	67%	37%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
148

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.41	$12.52	$11.43	$11.64	$11.85
Net investment income[1]	0.13	0.20	0.20	0.21	0.25
Net realized and unrealized gains (losses)	(0.72)	(0.56)	1.14	0.24	(0.08)
Net increase (decrease) from operations	(0.59)	(0.36)	1.34	0.45	0.17
Dividends from net investment income	(0.13)	(0.75)	(0.25)	(0.64)	(0.38)
Return of capital	(0.12)	—	—	(0.02)	—
Total dividends and return of capital	(0.25)	(0.75)	(0.25)	(0.66)	(0.38)
Net asset value, end of year	$10.57	$11.41	$12.52	$11.43	$11.64
Total investment return[2]	(5.26)%	(2.72)%	11.83%	3.81%	1.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.75%[3]	1.75%	1.74%	1.77%	1.80%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.69%[3]	1.69%	1.69%	1.72%[4]	1.75%[4]
Net investment income	1.17%	1.68%	1.69%	1.83%	2.32%
Supplemental data:
Net assets, end of year (000's)	$5,862	$6,949	$8,034	$7,154	$7,234
Portfolio turnover	63%	40%	66%	67%	37%

UBS Global Asset Management
149

PACE Select Advisors Trust

PACE High Yield Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.15	$10.39	$10.17	$8.94	$9.04
Net investment income[2]	0.64	0.69	0.75	0.82	0.66
Net realized and unrealized gains (losses)	0.41	(0.12)	0.25	1.21	0.02
Net increase from operations	1.05	0.57	1.00	2.03	0.68
Dividends from net investment income	(0.63)	(0.70)	(0.73)	(0.74)	(0.78)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.79)	(0.81)	(0.78)	(0.80)	(0.78)
Net asset value, end of period	$10.41	$10.15	$10.39	$10.17	$8.94
Total investment return[3]	10.48%	5.97%	10.00%	23.35%	9.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.27%	1.32%	1.31%	1.35%	1.46%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.27%	1.33%[5]	1.33%[5]	1.35%[5]	1.35%
Net investment income	6.07%	7.01%	7.11%	8.36%	8.46%
Supplemental data:
Net assets, end of period (000's)	$23,400	$22,405	$25,550	$13,158	$7,538
Portfolio turnover	26%	20%	36%	30%	49%

	Class Y
	Years ended July 31,				Period ended July 31,
	2013	2012	2011	2010	2009[6]
Net asset value, beginning of period	$10.18	$10.42	$10.20	$8.95	$6.83
Net investment income[2]	0.66	0.72	0.74	0.85	0.42
Net realized and unrealized gains (losses)	0.41	(0.12)	0.28	1.22	2.11
Net increase from operations	1.07	0.60	1.02	2.07	2.53
Dividends from net investment income	(0.65)	(0.73)	(0.75)	(0.76)	(0.41)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.81)	(0.84)	(0.80)	(0.82)	(0.41)
Net asset value, end of period	$10.44	$10.18	$10.42	$10.20	$8.95
Total investment return[3]	10.74%	6.29%	10.24%	23.82%	38.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.02%	1.03%	1.03%	1.10%	1.37%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.02%	1.03%	1.05%[5]	1.10%	1.10%[4]
Net investment income	6.26%	7.25%	7.86%	8.61%	9.13%[4]
Supplemental data:
Net assets, end of period (000's)	$1,552	$572	$385	$9	$7
Portfolio turnover	26%	20%	36%	30%	49%

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
150

	Class C
	Years ended July 31,				Period ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of period	$10.14	$10.38	$10.16	$8.93	$7.49
Net investment income[2]	0.59	0.64	0.71	0.77	0.29
Net realized and unrealized gains (losses)	0.41	(0.12)	0.24	1.21	1.54
Net increase from operations	1.00	0.52	0.95	1.98	1.83
Dividends from net investment income	(0.58)	(0.65)	(0.68)	(0.69)	(0.39)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.74)	(0.76)	(0.73)	(0.75)	(0.39)
Net asset value, end of period	$10.40	$10.14	$10.38	$10.16	$8.93
Total investment return[3]	9.98%	5.51%	9.50%	22.81%	25.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.73%	1.77%	1.77%	1.81%	1.92%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.73%	1.77%	1.77%	1.81%[5]	1.85%[4]
Net investment income	5.61%	6.49%	6.69%	7.91%	6.96%[4]
Supplemental data:
Net assets, end of period (000's)	$5,607	$5,832	$3,791	$2,834	$1,819
Portfolio turnover	26%	20%	36%	30%	49%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

UBS Global Asset Management
151

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013[1]	2012	2011	2010	2009
Net asset value, beginning of year	$17.27	$17.10	$14.76	$13.16	$16.67
Net investment income (loss)[2]	0.23	0.24	0.16	0.12	0.19
Net realized and unrealized gains (losses)	5.27	0.15	2.31	1.62	(3.44)
Net increase (decrease) from operations	5.50	0.39	2.47	1.74	(3.25)
Dividends from net investment income	(0.24)	(0.22)	(0.13)	(0.14)	(0.26)
Net asset value, end of year	$22.53	$17.27	$17.10	$14.76	$13.16
Total investment return[4]	32.12%	2.41%	16.79%	13.20%	(19.27)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.16%	1.18%	1.17%	1.20%	1.24%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.15%	1.18%	1.17%	1.20%	1.24%
Net investment income (loss)	1.16%	1.43%	0.94%	0.81%	1.52%
Supplemental data:
Net assets, end of year (000's)	$151,583	$132,417	$147,471	$143,284	$146,510
Portfolio turnover	71%	62%	49%	61%	87%

	Class Y
	Years ended July 31,
	2013[1]	2012	2011	2010	2009
Net asset value, beginning of year	$17.32	$17.15	$14.81	$13.21	$16.75
Net investment income[2]	0.27	0.28	0.20	0.16	0.23
Net realized and unrealized gains (losses)	5.29	0.15	2.31	1.63	(3.45)
Net increase (decrease) from operations	5.56	0.43	2.51	1.79	(3.22)
Dividends from net investment income	(0.28)	(0.26)	(0.17)	(0.19)	(0.32)
Net asset value, end of year	$22.60	$17.32	$17.15	$14.81	$13.21
Total investment return[4]	32.46%	2.68%	17.00%	13.55%	(18.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.94%	0.94%	0.89%	0.86%
Expenses after fee waivers and/or expense reimbursements	0.91%	0.94%	0.94%	0.89%	0.86%
Net investment income	1.40%	1.66%	1.17%	1.11%	1.90%
Supplemental data:
Net assets, end of year (000's)	$18,536	$15,642	$16,984	$17,345	$23,834
Portfolio turnover	71%	62%	49%	61%	87%

1  As of the close of business, May 28, 2013, Westwood Management Corp. was terminated as investment sub-advisor and Robeco Investment Management became an investment sub-advisor of the fund on May 29, 2013. Institutional Capital LLC and Pzena Investment Management LLC also continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
152

	Class C
	Years ended July 31,
	2013[1]	2012	2011	2010	2009
Net asset value, beginning of year	$17.26	$17.07	$14.73	$13.15	$16.59
Net investment income (loss)[2]	0.07	0.10	0.02	(0.00)[3]	0.09
Net realized and unrealized gains (losses)	5.29	0.16	2.32	1.61	(3.41)
Net increase (decrease) from operations	5.36	0.26	2.34	1.61	(3.32)
Dividends from net investment income	(0.09)	(0.07)	—	(0.03)	(0.12)
Net asset value, end of year	$22.53	$17.26	$17.07	$14.73	$13.15
Total investment return[4]	31.13%	1.55%	15.81%	12.31%	(19.89)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.95%	1.98%	1.96%	2.02%	2.05%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.95%	1.98%	1.98%[5]	2.02%[5]	2.02%
Net investment income (loss)	0.36%	0.63%	0.13%	(0.01)%	0.74%
Supplemental data:
Net assets, end of year (000's)	$14,437	$12,439	$14,807	$15,272	$16,560
Portfolio turnover	71%	62%	49%	61%	87%

UBS Global Asset Management
153

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of year	$19.40	$18.62	$14.95	$13.36	$16.67
Net investment income (loss)[4]	0.08	(0.00)[5]	(0.00)[5]	(0.01)	0.03
Net realized and unrealized gains (losses)	4.08	0.78	3.67	1.63	(3.27)
Net increase (decrease) from operations	4.16	0.78	3.67	1.62	(3.24)
Dividends from net investment income	(0.04)	—	—	(0.03)	—
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.04)	—	—	(0.03)	(0.07)
Net asset value, end of year	$23.52	$19.40	$18.62	$14.95	$13.36
Total investment return[6]	21.45%	4.19%	24.55%	12.12%	(19.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.21%	1.23%	1.23%	1.26%	1.30%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.21%	1.23%	1.22%	1.23%	1.26%
Net investment income (loss)	0.40%	(0.02)%	(0.02)%	(0.08)%	0.21%
Supplemental data:
Net assets, end of year (000's)	$63,108	$59,435	$64,315	$55,978	$56,038
Portfolio turnover	76%	54%	84%	91%	100%

	Class Y
	Years ended July 31,
	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of year	$19.86	$19.05	$15.29	$13.67	$17.03
Net investment income[4]	0.14	0.04	0.04	0.04	0.08
Net realized and unrealized gains (losses)	4.17	0.81	3.75	1.67	(3.34)
Net increase (decrease) from operations	4.31	0.85	3.79	1.71	(3.26)
Dividends from net investment income	(0.11)	(0.04)	(0.03)	(0.09)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.11)	(0.04)	(0.03)	(0.09)	(0.10)
Net asset value, end of year	$24.06	$19.86	$19.05	$15.29	$13.67
Total investment return[6]	21.77%	4.49%	24.83%	12.49%	(19.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.96%	0.97%	0.99%	0.94%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.96%	0.97%	0.98%	0.91%	0.84%
Net investment income	0.66%	0.23%	0.22%	0.25%	0.63%
Supplemental data:
Net assets, end of year (000's)	$14,814	$13,258	$13,858	$12,619	$16,885
Portfolio turnover	76%	54%	84%	91%	100%

1  As of the close of business, October 4, 2012, Marsico Capital Management, LLC and Wellington Management Company, LLP were terminated as investment sub-advisors to the fund and J.P. Morgan Investment Management became an investment sub-advisor of the fund on October 5, 2012. Delaware Investments Fund Advisers and Roxbury Capital Management, LLC also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for the fund was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Investments Fund Advisers at the close of business on November 29, 2010.

3  A portion of the investment advisory function for the fund was transferred to Roxbury Capital Management, LLC on May 25, 2010.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

UBS Global Asset Management
154

	Class C
	Years ended July 31,
	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of year	$17.67	$17.10	$13.84	$12.45	$15.66
Net investment income (loss)[4]	(0.08)	(0.14)	(0.14)	(0.12)	(0.07)
Net realized and unrealized gains (losses)	3.70	0.71	3.40	1.51	(3.07)
Net increase (decrease) from operations	3.62	0.57	3.26	1.39	(3.14)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	—	—	—	—	(0.07)
Net asset value, end of year	$21.29	$17.67	$17.10	$13.84	$12.45
Total investment return[6]	20.49%	3.33%	23.47%	11.24%	(20.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	2.04%	2.07%	2.07%	2.13%	2.20%
Expenses after fee waivers and/or expense reimbursements/ recoupments	2.05%[7]	2.05%	2.05%	2.05%	2.05%
Net investment income (loss)	(0.43)%	(0.84)%	(0.84)%	(0.90)%	(0.57)%
Supplemental data:
Net assets, end of year (000's)	$4,033	$3,720	$4,209	$3,956	$4,170
Portfolio turnover	76%	54%	84%	91%	100%

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
155

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of year	$16.61	$17.05	$14.28	$11.99	$14.27
Net investment income (loss)[4]	0.13	0.03	(0.03)	(0.01)	0.05
Net realized and unrealized gains (losses)	5.55	(0.47)	2.80	2.31	(2.25)
Net increase (decrease) from operations	5.68	(0.44)	2.77	2.30	(2.20)
Dividends from net investment income	(0.10)	—	—	(0.01)	(0.08)
Distributions from net realized gains	—	—	—	—	(0.00)[5]
Total dividends and distributions	(0.10)	—	—	(0.01)	(0.08)
Net asset value, end of year	$22.19	$16.61	$17.05	$14.28	$11.99
Total investment return[6]	34.23%	(2.58)%	19.40%	19.17%	(15.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.28%	1.32%	1.29%	1.35%	1.39%
Expenses after fee waivers and/or expense reimbursements	1.28%	1.32%	1.29%	1.35%	1.38%
Net investment income (loss)	0.68%	0.21%	(0.18)%	(0.05)%	0.44%
Supplemental data:
Net assets, end of year (000's)	$31,930	$27,101	$32,166	$27,920	$24,661
Portfolio turnover	97%	72%	70%	81%	111%

	Class Y
	Years ended July 31,
	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of year	$17.06	$17.51	$14.63	$12.29	$14.64
Net investment income[4]	0.16	0.06	0.01	0.07	0.09
Net realized and unrealized gains (losses)	5.70	(0.50)	2.88	2.32	(2.31)
Net increase (decrease) from operations	5.86	(0.44)	2.89	2.39	(2.22)
Dividends from net investment income	(0.13)	(0.01)	(0.01)	(0.05)	(0.13)
Distributions from net realized gains	—	—	—	—	(0.00)[5]
Total dividends and distributions	(0.13)	(0.01)	(0.01)	(0.05)	(0.13)
Net asset value, end of year	$22.79	$17.06	$17.51	$14.63	$12.29
Total investment return[6]	34.41%	(2.45)%	19.74%	19.50%	(14.92)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%	1.16%	1.08%	0.97%	0.98%
Expenses after fee waivers and/or expense reimbursements	1.16%	1.16%	1.08%	0.97%	0.97%
Net investment income	0.80%	0.36%	0.03%	0.47%	0.85%
Supplemental data:
Net assets, end of year (000's)	$768	$443	$371	$318	$3,255
Portfolio turnover	97%	72%	70%	81%	111%

1  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment sub-advisor to the fund. Cash from the sale of securities from the portfolio managed by Buckhead Capital Management, LLC was transferred to Kayne Anderson Rudnick Management, LLC, Systematic Financial Management, L.P. and Metropolitan West Capital Management, LLC; which continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for the fund was transferred to Kayne Anderson Rudnick Management, LLC on March 6, 2012.

3  A portion of the investment advisory function for the fund was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

UBS Global Asset Management
156

	Class C
	Years ended July 31,
	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of year	$15.00	$15.53	$13.10	$11.07	$13.18
Net investment income (loss)[4]	(0.01)	(0.08)	(0.14)	(0.10)	(0.03)
Net realized and unrealized gains (losses)	5.01	(0.45)	2.57	2.13	(2.08)
Net increase (decrease) from operations	5.00	(0.53)	2.43	2.03	(2.11)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(0.00)[5]
Total dividends and distributions	—	—	—	—	(0.00)[5]
Net asset value, end of year	$20.00	$15.00	$15.53	$13.10	$11.07
Total investment return[6]	33.24%	(3.35)%	18.55%	18.34%	(15.98)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.03%	2.07%	2.05%	2.11%	2.15%
Expenses after fee waivers and/or expense reimbursements	2.03%	2.07%	2.05%	2.11%	2.14%
Net investment income (loss)	(0.08)%	(0.54)%	(0.93)%	(0.80)%	(0.32)%
Supplemental data:
Net assets, end of year (000's)	$4,983	$4,325	$5,109	$5,178	$5,603
Portfolio turnover	97%	72%	70%	81%	111%

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
157

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of year	$16.45	$16.66	$12.28	$10.63	$13.06
Net investment loss[2]	(0.08)	(0.12)	(0.13)	(0.09)	(0.05)
Net realized and unrealized gains (losses)	5.35	(0.09)	4.51	1.74	(2.38)
Net increase (decrease) from operations	5.27	(0.21)	4.38	1.65	(2.43)
Distributions from net realized gains	(0.30)	—	—	—	—
Net asset value, end of year	$21.42	$16.45	$16.66	$12.28	$10.63
Total investment return[3]	32.44%	(1.26)%	35.67%	15.52%	(18.61)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.26%	1.30%	1.28%	1.35%	1.40%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.26%	1.30%	1.28%	1.35%[4]	1.38%
Net investment loss	(0.43)%	(0.73)%	(0.83)%	(0.71)%	(0.56)%
Supplemental data:
Net assets, end of year (000's)	$41,721	$36,620	$40,992	$32,053	$29,429
Portfolio turnover	60%	94%	103%	133%	154%

	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of year	$17.13	$17.31	$12.74	$11.02	$13.47
Net investment loss[2]	(0.07)	(0.10)	(0.10)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	5.58	(0.08)	4.67	1.74	(2.44)
Net increase (decrease) from operations	5.51	(0.18)	4.57	1.72	(2.45)
Distributions from net realized gains	(0.30)	—	—	—	—
Net asset value, end of year	$22.34	$17.13	$17.31	$12.74	$11.02
Total investment return[3]	32.55%	(1.04)%	35.87%	15.71%	(18.26)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.25%	1.25%	1.08%	0.94%	0.96%
Expenses after fee waivers and/or expense reimbursements	1.13%	1.13%	1.08%	0.94%	0.96%
Net investment loss	(0.33)%	(0.59)%	(0.61)%	(0.14)%	(0.15)%
Supplemental data:
Net assets, end of year (000's)	$588	$224	$98	$62	$4,369
Portfolio turnover	60%	94%	103%	133%	154%
1  A portion of the investment advisory function for the fund was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
158

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of year	$14.75	$15.05	$11.19	$9.76	$12.07
Net investment loss[2]	(0.20)	(0.21)	(0.23)	(0.16)	(0.11)
Net realized and unrealized gains (losses)	4.77	(0.09)	4.09	1.59	(2.20)
Net increase (decrease) from operations	4.57	(0.30)	3.86	1.43	(2.31)
Distributions from net realized gains	(0.30)	—	—	—	—
Net asset value, end of year	$19.02	$14.75	$15.05	$11.19	$9.76
Total investment return[3]	31.42%	(1.99)%	34.50%	14.65%	(19.21)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	2.02%	2.05%	2.05%	2.13%	2.19%
Expenses after fee waivers and/or expense reimbursements/ recoupments	2.02%	2.05%	2.09%[4]	2.13%[4]	2.13%
Net investment loss	(1.19)%	(1.49)%	(1.63)%	(1.49)%	(1.30)%
Supplemental data:
Net assets, end of year (000's)	$4,038	$3,529	$4,158	$3,217	$3,285
Portfolio turnover	60%	94%	103%	133%	154%

UBS Global Asset Management
159

PACE Select Advisors Trust

PACE International Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011[1]	2010	2009
Net asset value, beginning of year	$11.63	$13.41	$11.72	$11.72	$16.17
Net investment income[2]	0.24	0.26	0.25	0.19	0.27
Net realized and unrealized gains (losses)	2.36	(1.71)	1.66	0.06	(4.22)
Net increase (decrease) from operations	2.60	(1.45)	1.91	0.25	(3.95)
Dividends from net investment income	(0.27)	(0.33)	(0.22)	(0.25)	(0.50)
Net asset value, end of year	$13.96	$11.63	$13.41	$11.72	$11.72
Total investment return[3]	22.63%	(10.58)%	16.37%	2.05%	(24.02)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%	1.43%[4]	1.40%	1.43%	1.46%
Expenses after fee waivers and/or expense reimbursements	1.42%[5]	1.43%[4]	1.40%[5]	1.43%	1.46%
Net investment income	1.84%	2.27%	1.91%	1.54%	2.47%
Supplemental data:
Net assets, end of year (000's)	$55,533	$51,294	$66,904	$66,355	$71,466
Portfolio turnover	36%	44%	66%	60%	60%

	Class Y
	Years ended July 31,
	2013	2012	2011[1]	2010	2009
Net asset value, beginning of year	$11.63	$13.41	$11.71	$11.72	$16.20
Net investment income[2]	0.28	0.29	0.28	0.22	0.31
Net realized and unrealized gains (losses)	2.35	(1.70)	1.67	0.07	(4.23)
Net increase (decrease) from operations	2.63	(1.41)	1.95	0.29	(3.92)
Dividends from net investment income	(0.31)	(0.37)	(0.25)	(0.30)	(0.56)
Net asset value, end of year	$13.95	$11.63	$13.41	$11.71	$11.72
Total investment return[3]	22.97%	(10.37)%	16.65%	2.43%	(23.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.16%	1.18%[4]	1.16%	1.10%	1.06%
Expenses after fee waivers and/or expense reimbursements	1.16%[5]	1.18%[4]	1.16%[5]	1.10%	1.06%
Net investment income	2.13%	2.51%	2.14%	1.77%	2.89%
Supplemental data:
Net assets, end of year (000's)	$20,865	$18,004	$21,046	$23,368	$33,012
Portfolio turnover	36%	44%	66%	60%	60%

1  A portion of the investment advisory function for the fund was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4  Includes interest expense representing less than 0.005%.

5  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement for the fiscal year represents less than 0.01%.

UBS Global Asset Management
160

	Class C
	Years ended July 31,
	2013	2012	2011[1]	2010	2009
Net asset value, beginning of year	$11.41	$13.14	$11.47	$11.49	$15.79
Net investment income[2]	0.13	0.16	0.14	0.08	0.17
Net realized and unrealized gains (losses)	2.31	(1.67)	1.64	0.05	(4.11)
Net increase (decrease) from operations	2.44	(1.51)	1.78	0.13	(3.94)
Dividends from net investment income	(0.17)	(0.22)	(0.11)	(0.15)	(0.36)
Net asset value, end of year	$13.68	$11.41	$13.14	$11.47	$11.49
Total investment return[3]	21.50%	(11.35)%	15.57%	1.10%	(24.67)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.26%	2.27%[4]	2.23%	2.26%	2.31%
Expenses after fee waivers and/or expense reimbursements	2.25%	2.27%[4]	2.23%[5]	2.26%	2.31%
Net investment income	1.01%	1.41%	1.08%	0.69%	1.62%
Supplemental data:
Net assets, end of year (000's)	$2,746	$2,573	$3,601	$3,769	$4,342
Portfolio turnover	36%	44%	66%	60%	60%

UBS Global Asset Management
161

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of year	$11.81	$13.80	$12.19	$10.58	$19.46
Net investment income (loss)[3]	0.09	0.11	0.12	0.09	0.20
Net realized and unrealized gains (losses)	0.49	(1.86)	1.59	1.68	(5.71)
Net increase (decrease) from operations	0.58	(1.75)	1.71	1.77	(5.51)
Dividends from net investment income	(0.10)	(0.11)	(0.10)	(0.16)	(0.13)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.10)	(0.24)	(0.10)	(0.16)	(3.37)
Net asset value, end of year	$12.29	$11.81	$13.80	$12.19	$10.58
Total investment return[5]	4.81%	(12.52)%	14.01%	16.81%	(21.37)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.82%	1.90%	1.84%	1.87%	1.93%
Expenses after fee waivers and/or expense reimbursements	1.75%	1.90%	1.84%[6]	1.87%	1.93%
Net investment income (loss)	0.72%	0.93%	0.87%	0.75%	2.06%
Supplemental data:
Net assets, end of year (000's)	$16,810	$17,559	$22,648	$19,111	$17,784
Portfolio turnover	158%	30%	111%	60%	77%

	Class Y
	Years ended July 31,
	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of year	$12.03	$14.06	$12.41	$10.78	$19.79
Net investment income[3]	0.12	0.14	0.15	0.10	0.28
Net realized and unrealized gains (losses)	0.51	(1.90)	1.61	1.74	(5.83)
Net increase (decrease) from operations	0.63	(1.76)	1.76	1.84	(5.55)
Dividends from net investment income	(0.13)	(0.14)	(0.11)	(0.21)	(0.22)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.13)	(0.27)	(0.11)	(0.21)	(3.46)
Net asset value, end of year	$12.53	$12.03	$14.06	$12.41	$10.78
Total investment return[5]	5.13%	(12.35)%	14.22%	17.15%	(21.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.58%	1.67%	1.61%	1.62%	1.47%
Expenses after fee waivers and/or expense reimbursements	1.51%	1.67%	1.61%[6]	1.62%	1.47%
Net investment income	0.94%	1.17%	1.08%	0.88%	2.87%
Supplemental data:
Net assets, end of year (000's)	$12,835	$13,835	$17,808	$21,524	$33,069
Portfolio turnover	158%	30%	111%	60%	77%

1  As of the close of business, October 15, 2012, Delaware Investments Fund Advisers and Pzena Investment Management, LLC were terminated as investment sub-advisors to the fund and Lee Munder Capital Group, LLC became an investment sub-advisor of the fund on October 16, 2012. Mondrian Investment Partners Limited and William Blair & Company LLC also continue to provide a portion of the investment advisory function.

2  Portions of the investment advisory function for the fund were transferred to Delaware Investments Fund Advisers and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the fund at the close of business on March 22, 2011.

3  Calculated using the average shares method.

UBS Global Asset Management
162

	Class C
	Years ended July 31,
	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of year	$11.04	$12.87	$11.38	$9.90	$18.48
Net investment income (loss)[3]	(0.00)[4]	0.02	0.01	(0.00)[4]	0.13
Net realized and unrealized gains (losses)	0.44	(1.72)	1.48	1.58	(5.47)
Net increase (decrease) from operations	0.44	(1.70)	1.49	1.58	(5.34)
Dividends from net investment income	—	—	—	(0.10)	—
Distributions from net realized gains	—	(0.13)	—	—	(3.24)
Total dividends and distributions	—	(0.13)	—	(0.10)	(3.24)
Net asset value, end of year	$11.48	$11.04	$12.87	$11.38	$9.90
Total investment return[5]	3.99%	(13.13)%	13.19%	15.96%	(21.97)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.57%	2.65%	2.58%	2.61%	2.67%
Expenses after fee waivers and/or expense reimbursements	2.49%	2.65%	2.58%[6]	2.61%	2.67%
Net investment income (loss)	(0.04)%	0.16%	0.11%	(0.01)%	1.35%
Supplemental data:
Net assets, end of year (000's)	$2,201	$2,396	$3,373	$3,682	$3,525
Portfolio turnover	158%	30%	111%	60%	77%

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios before and after fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

UBS Global Asset Management
163

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013	2012	2011	2010[1]	2009
Net asset value, beginning of year	$6.05	$6.02	$5.31	$4.86	$7.73
Net investment income[2]	0.08	0.09	0.09	0.11	0.16
Net realized and unrealized gains (losses)	0.65	0.08	1.01	0.83	(2.97)
Net increase (decrease) from operations	0.73	0.17	1.10	0.94	(2.81)
Dividends from net investment income	(0.26)	(0.14)	(0.39)	(0.49)	(0.06)
Net asset value, end of year	$6.52	$6.05	$6.02	$5.31	$4.86
Total investment return[3]	12.24%	3.28%	21.49%	19.70%	(36.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%	1.69%	1.68%	1.89%	2.06%
Expenses after fee waivers and/or expense reimbursements	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.19%	1.61%	1.54%	2.13%	3.32%
Supplemental data:
Net assets, end of year (000's)	$5,233	$4,838	$4,566	$3,975	$3,238
Portfolio turnover	92%	66%	51%	117%	127%

	Class Y
	Years ended July 31,				Period ended July 31,
	2013	2012	2011	2010[1]	2009[4]
Net asset value, beginning of period	$6.08	$6.05	$5.33	$4.87	$4.35
Net investment income[2]	0.09	0.11	0.10	0.12	0.09
Net realized and unrealized gains	0.66	0.07	1.02	0.84	0.43
Net increase from operations	0.75	0.18	1.12	0.96	0.52
Dividends from net investment income	(0.28)	(0.15)	(0.40)	(0.50)	—
Net asset value, end of period	$6.55	$6.08	$6.05	$5.33	$4.87
Total investment return[3]	12.53%	3.46%	21.89%	20.15%	11.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.39%	1.39%	1.34%	1.51%	1.87%[5]
Expenses after fee waivers and/or expense reimbursements	1.20%	1.20%	1.20%	1.20%	1.20%[5]
Net investment income	1.43%	1.90%	1.74%	2.34%	3.84%[5]
Supplemental data:
Net assets, end of period (000's)	$294	$210	$195	$111	$13
Portfolio turnover	92%	66%	51%	117%	127%

1  Investment advisory functions for the fund were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Securities LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

5  Annualized.

UBS Global Asset Management
164

	Class C
	Years ended July 31,
	2013	2012	2011	2010[1]	2009
Net asset value, beginning of year	$6.00	$5.99	$5.29	$4.85	$7.69
Net investment income[2]	0.03	0.05	0.05	0.07	0.12
Net realized and unrealized gains (losses)	0.65	0.07	1.00	0.82	(2.95)
Net increase (decrease) from operations	0.68	0.12	1.05	0.89	(2.83)
Dividends from net investment income	(0.20)	(0.11)	(0.35)	(0.45)	(0.01)
Net asset value, end of year	$6.48	$6.00	$5.99	$5.29	$4.85
Total investment return[3]	11.52%	2.42%	20.51%	18.74%	(36.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.27%	2.44%	2.45%	2.69%	2.96%
Expenses after fee waivers and/or expense reimbursements	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	0.40%	0.92%	0.79%	1.37%	2.67%
Supplemental data:
Net assets, end of year (000's)	$222	$172	$220	$171	$136
Portfolio turnover	92%	66%	51%	117%	127%

UBS Global Asset Management
165

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of year	$9.35	$9.32	$9.16	$8.79	$10.46
Net investment income (loss)[5]	(0.05)	(0.02)	(0.00)[6]	0.00[6]	0.06
Net realized and unrealized gains (losses)	0.95	0.05	0.25	0.40	(1.63)
Net increase (decrease) from operations	0.90	0.03	0.25	0.40	(1.57)
Dividends from net investment income	(0.04)	—	(0.09)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.04)	—	(0.09)	(0.03)	(0.10)
Net asset value, end of year	$10.21	$9.35	$9.32	$9.16	$8.79
Total investment return[7]	9.54%	0.43%	2.69%	4.41%	(14.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.01%	2.12%	2.08%	2.06%	2.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.98%[9]	2.10%[9]	2.05%	2.00%	2.20%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.90%[9]	1.95%[9]	1.95%	1.95%	1.95%
Net investment income (loss)	(0.49)%	(0.23)%	(0.02)%	0.04%	0.69%
Supplemental data:
Net assets, end of year (000's)	$53,728	$43,644	$63,767	$56,772	$65,429
Portfolio turnover	140%	242%	295%	244%	423%

	Class Y
	Years ended July 31,
	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of year	$9.43	$9.38	$9.19	$8.80	$10.51
Net investment income (loss)[5]	(0.03)	0.00[6]	0.02	0.03	0.08
Net realized and unrealized gains (losses)	0.97	0.05	0.25	0.40	(1.66)
Net increase (decrease) from operations	0.94	0.05	0.27	0.43	(1.58)
Dividends from net investment income	(0.07)	—	(0.08)	(0.04)	(0.06)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.07)	—	(0.08)	(0.04)	(0.13)
Net asset value, end of year	$10.30	$9.43	$9.38	$9.19	$8.80
Total investment return[7]	9.89%	0.64%	2.84%	4.83%	(14.81)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.77%	1.91%	1.85%	1.76%	1.98%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.73%[9]	1.86%[9]	1.80%	1.76%[9]	1.95%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.65%[9]	1.70%[9]	1.70%	1.70%[9]	1.70%
Net investment income (loss)	(0.25)%	0.00%[10]	0.21%	0.37%	0.95%
Supplemental data:
Net assets, end of year (000's)	$2,732	$1,668	$1,565	$1,977	$13,707
Portfolio turnover	140%	242%	295%	244%	423%

UBS Global Asset Management
166

	Class C
	Years ended July 31,
	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of year	$9.09	$9.13	$8.97	$8.64	$10.34
Net investment income (loss)[5]	(0.11)	(0.08)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gains (losses)	0.92	0.04	0.25	0.39	(1.62)
Net increase (decrease) from operations	0.81	(0.04)	0.18	0.33	(1.63)
Dividends from net investment income	—	—	(0.02)	—	—
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	—	—	(0.02)	—	(0.07)
Net asset value, end of year	$9.90	$9.09	$9.13	$8.97	$8.64
Total investment return[7]	8.79%	(0.22)%	1.93%	3.70%	(15.61)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.72%	2.82%	2.78%[8]	2.75%	2.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.70%	2.78%	2.78%[8,9]	2.75%	2.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.62%	2.63%	2.68%[9]	2.70%	2.70%
Net investment income (loss)	(1.20)%	(0.91)%	(0.77)%	(0.72)%	(0.08)%
Supplemental data:
Net assets, end of year (000's)	$4,827	$4,989	$6,479	$6,887	$6,565
Portfolio turnover	140%	242%	295%	244%	423%

1  As of the close of business, November 30, 2012, Wellington Management Company, LLP ("Wellington") was terminated as an investment sub-advisor to the fund. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing investment sub-advisor of the fund on December 3, 2012. Analytic Investors, LLC and Standard Life Investments (Corporate Funds) Limited also continue to provide a portion of the investment advisory function.

2  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") was terminated as a sub-advisor to the fund. Cash from the sale of securities from the portfolio previously managed by Goldman Sachs was transferred to Standard Life Investments (Corporate Funds) Limited, an existing sub-advisor of the fund.

3  A portion of the investment advisory function for the fund was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010.

4  A portion of the investment advisory function for the fund was transferred to First Quadrant L.P. on April 8, 2009.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8  The ratios before and after fee waivers and/or expense reimbursements by and recoupments are the same since the recoupments represent less than 0.01%.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

10  Amount represents less than 0.005%.

UBS Global Asset Management
167

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If you want more information about the funds, the following documents are available free upon request:

Annual/semiannual reports:

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

Statement of additional information (SAI):

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. The funds' annual and semiannual reports and their SAI will also be posted on the UBS Web site at the following internet addresses: http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/ii_pace.html. You may also request other information about the funds and make shareholder inquiries via the telephone number above.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

©UBS 2014. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Global Asset Management (Americas) Inc.

is a subsidiary of UBS AG

S842

PACE Select

Prospectus

PACE® Select Advisors Trust

Prospectus

March 31, 2014

PACE® Money Market Investments

PCEXX

PACE® Mortgage-Backed Securities Fixed Income Investments

PCGTX

PACE® Intermediate Fixed Income Investments

PCIFX

PACE® Strategic Fixed Income Investments

PCSIX

PACE® Municipal Fixed Income Investments

PCMNX

PACE® International Fixed Income Investments

PCGLX

PACE® High Yield Investments

PHYPX

PACE® Large Co Value Equity Investments

PCLVX

PACE® Large Co Growth Equity Investments

PCLCX

PACE® Small/Medium Co Value Equity Investments

PCSVX

PACE® Small/Medium Co Growth Equity Investments

PCSGX

PACE® International Equity Investments

PCIEX

PACE® International Emerging Markets Equity Investments

PCEMX

PACE® Global Real Estate Securities Investments

PREQX

PACE® Alternative Strategies Investments

PASPX

This prospectus offers Class P shares of the fifteen funds in the PACE Select Advisors Trust ("Trust") to participants in the PACESM Select Advisors Program. The PACE Select Advisors Program and these funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

Contents

The funds
What every investor should know about the funds
Fund summaries
PACE Money Market Investments	Page 4
PACE Mortgage-Backed Securities Fixed Income Investments	Page 7
PACE Intermediate Fixed Income Investments	Page 11
PACE Strategic Fixed Income Investments	Page 15
PACE Municipal Fixed Income Investments	Page 19
PACE International Fixed Income Investments	Page 23
PACE High Yield Investments	Page 27
PACE Large Co Value Equity Investments	Page 31
PACE Large Co Growth Equity Investments	Page 36
PACE Small/Medium Co Value Equity Investments	Page 40
PACE Small/Medium Co Growth Equity Investments	Page 44
PACE International Equity Investments	Page 48
PACE International Emerging Markets Equity Investments	Page 53
PACE Global Real Estate Securities Investments	Page 58
PACE Alternative Strategies Investments	Page 63
More information about the funds
Investment objectives and principal strategies	Page 69
—PACE Money Market Investments	Page 69
—PACE Mortgage-Backed Securities Fixed Income Investments	Page 70
—PACE Intermediate Fixed Income Investments	Page 72
—PACE Strategic Fixed Income Investments	Page 74
—PACE Municipal Fixed Income Investments	Page 76
—PACE International Fixed Income Investments	Page 77
—PACE High Yield Investments	Page 79
—PACE Large Co Value Equity Investments	Page 81
—PACE Large Co Growth Equity Investments	Page 84
—PACE Small/Medium Co Value Equity Investments	Page 86
—PACE Small/Medium Co Growth Equity Investments	Page 88
—PACE International Equity Investments	Page 90
—PACE International Emerging Markets Equity Investments	Page 92
—PACE Global Real Estate Securities Investments	Page 94
—PACE Alternative Strategies Investments	Page 96
Additional information about investment objectives, principal risks and investment strategies	Page 99

UBS Global Asset Management
2

PACE Select Advisors Trust

Your investment
Information for managing your fund account
Managing your fund account	Page 109
—Buying shares	Page 109
—The PACESM Select Advisors Program	Page 109
—Selling shares	Page 110
—Additional information about your account	Page 111
—Market timing	Page 112
—Redemption fee	Page 113
—Pricing and valuation	Page 114
Additional information
Additional important information about the funds
Management	Page 116
Other information	Page 131
Dividends and taxes	Page 131
Disclosure of portfolio holdings	Page 133
Disclosure of market-based net asset values	Page 133
Financial highlights	Page 134
Appendix A	Page A-1
Where to learn more about the funds	Back cover

The funds are not complete or balanced investment programs.

UBS Global Asset Management
3

PACE Money Market Investments
Fund summary

Investment objective

Current income consistent with preservation of capital and liquidity.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.25%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.63
Total annual fund operating expenses	0.88
Management fee waiver/expense reimbursements[1]	0.28
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.60

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$263	$866	$1,494	$3,185

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Principal strategies
Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting

UBS Global Asset Management
4

securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund's ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund's investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Best quarter during calendar years shown—[ ]: [ ]% Worst quarters during calendar years shown—[ ]: [ ]% (Actual total return was [ ]%)

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)	[ ]%	[ ]%	[ ]%

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and investment advisor.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Participants in the PACESM Select

UBS Global Asset Management
5

Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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6

PACE Mortgage-Backed Securities Fixed Income Investments
Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.52%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.34
Total annual fund operating expenses	0.86
Management fee waiver/expense reimbursements[1]	0.14
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.72

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2014 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the fund's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.72%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS

Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$275	$873	$1,496	$3,175

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 1,336% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-

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7

through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The mortgage-backed securities in which the fund may invest include those issued or guaranteed by US government agencies or instrumentalities or private entities.

The fund also may invest in other types of investment grade fixed income instruments (or unrated bonds of equivalent quality).

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Barclays US Mortgage-Backed Securities Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately 4.85 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Leverage risk associated with financial instruments: The use of financial instruments to increase

UBS Global Asset Management
8

potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown

UBS Global Asset Management
9

would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)
(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Barclays US Mortgage-Backed Securities Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. PIMCO serves as the fund's investment advisor.

Portfolio manager

•  Daniel Hyman, Executive Vice President and Portfolio Manager, and Michael Cudzil, Executive Vice President and Portfolio Manager, have been portfolio managers of the fund since April 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.43%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.31
Total annual fund operating expenses	0.74
Management fee waiver/expense reimbursements[1]	0.06
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.68

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.68%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$271	$845	$1,444	$3,066

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 818% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). There are different types of

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US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 20% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund may also invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of less than ten years. It normally limits its overall portfolio "duration" to within +/- 50% of the duration of the Barclays US Intermediate Government/Credit Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately [     ] years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on swap agreements), futures (on securities or interest rate futures) and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index. BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising,

UBS Global Asset Management
12

slower prepayments may extend the duration of the securities and may reduce their value.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging markets issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an

UBS Global Asset Management
13

average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/ performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Barclays US Intermediate Government/Credit Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. BlackRock serves as the fund's investment advisor.

Portfolio managers

•  Brian Weinstein, Managing Director of BlackRock, has been a portfolio manager of the fund since July 2010.

•  David Antonelli, Director of BlackRock, has been a portfolio manager of the fund since July 2012.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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14

PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.31
Total annual fund operating expenses	0.81

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$284	$871	$1,484	$3,138

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 186% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Barclays US Government/Credit Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately 5.12 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are

UBS Global Asset Management
15

supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These

UBS Global Asset Management
16

risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

UBS Global Asset Management
17

Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Barclays US Government/Credit Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. PIMCO serves as the fund's investment advisor.

Portfolio manager

•  Saumil H. Parikh, Managing Director of PIMCO, has been the portfolio manager of the fund since June 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Global Asset Management
18

PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.44%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.26
Total annual fund operating expenses	0.70
Management fee waiver/expense reimbursements[1]	0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.65

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.65%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$268	$834	$1,425	$3,028

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT, and

UBS Global Asset Management
19

invests in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Standish Mellon Asset Management Company LLC ("Standish") currently serves as the fund's investment advisor. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities, by using credit research and valuation analysis and monitoring the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities (1) if it identifies more attractive investment opportunities within its investment criteria;

(2) with weakening credit profiles; or (3) to adjust the average duration of the fund's portfolio.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that

UBS Global Asset Management
20

are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Barclays US Municipal 3-15 Year Blend Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Standish serves as the fund's investment advisor.

Portfolio manager

•  Christine L. Todd, Executive Vice President of Standish, has been the portfolio manager of the fund since June 2000.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those gains are generally subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund

UBS Global Asset Management
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may be included in computing such taxes. Please consult with your tax advisor regarding your personal circumstances.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.45
Total annual fund operating expenses	1.10
Management fee waiver/expense reimbursements[1]	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.00

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2014 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the fund's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.00%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$303	$947	$1,617	$3,404

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 63% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. The fund invests

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23

primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Rogge Global Partners plc ("Rogge Global Partners") currently serves as the fund's investment advisor. Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those coun-

tries, and an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities (1) that no longer meet these selection criteria; (2) when it identifies more attractive investment opportunities; or (3) to adjust the average duration of the fund assets it manages. Rogge Global Partners may hedge the fund's exposure to foreign currencies to varying degrees as it deems appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of is-

UBS Global Asset Management
24

suers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Barclays Global Aggregate ex USD 50% Hedged Index provides information regarding the effectiveness of the fund's currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period between October 10, 2000 and August 22, 2007, when Rogge Global Partners and another investment advisor each was responsible for managing a separate portion of the fund's assets. In addition, prior to December 1, 2005, the fund had been following a strategy of investing in both US and non-US fixed income investments, but effective as of

UBS Global Asset Management
25

that date, the fund modified its strategy to focus more on non-US fixed income investment opportunities. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Barclays Global Aggregate ex US Index	[ ]	[ ]	[ ]
Barclays Global Aggregate ex USD 50% Hedged Index	[ ]	[ ]	[ ]
(Indices reflect no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Rogge Global Partners serves as the fund's investment advisor.

Portfolio managers

•  Olaf Rogge, Co-Chief Investment Officer of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  John Graham, Director, Portfolio Manager and Analyst of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Adrian James, Co-Chief Investment Officer of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Malie Conway, Portfolio Manager of Rogge Global Partners, has been a portfolio manager of the fund since August 1998.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.41
Total annual fund operating expenses	1.11
Management fee waiver/expense reimbursements[1]	0.08
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.03

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.03%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$306	$952	$1,623	$3,415

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds").

UBS Global Asset Management
27

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the BofA Merrill Lynch Global High Yield Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately [     ] years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include futures (specifically, interest rate futures) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to obtain or adjust exposure to certain markets. Interest rate futures may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. MacKay Shields attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

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Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalamus.ubs.com/corpweb/performance.do.

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29

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	Life of class
Class P (4/10/06)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
BofA Merrill Lynch Global High Yield Index (hedged in USD)	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. MacKay Shields serves as the fund's investment advisor.

Portfolio managers

•  Dan Roberts, Executive Managing Director of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Taylor Wagenseil, Senior Managing Director and Senior Portfolio Manager of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Michael Kimble, Senior Managing Director and Senior Portfolio Manager of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Lou Cohen, Senior Managing Director and Senior Portfolio Manager of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Distribution and/or service (12b-1) fees	None
Other expenses	0.37
Miscellaneous expenses (includes administration fee of 0.10%)	0.26
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.11
Total annual fund operating expenses	1.02

1  These "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimates and may vary based on actual investments.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$305	$933	$1,587	$3,337

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies (that is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase). The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it

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can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena"), Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ICAP's investment process involves the use of its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values, and ICAP seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP focuses on what it believes are the key investment variables (catalysts) that could potentially impact the security's market value. These catalysts are primarily company specific, such as a new product, restructuring or change in management, but occasionally the catalyst can be thematic (e.g., dependent on macroeconomic or industry trends). After a review of stock recommendations, ICAP's portfolio management team determines whether to add the stock to the portfolio or to monitor it for future purchase. ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

Pzena's strategy follows a disciplined investment process to implement its value philosophy, by focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether such underperformance is temporary or permanent. Pzena looks for companies where: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. In selecting stocks, Robeco begins with a quantitative analysis that ranks the investment universe based on valuation, momentum and other fundamental factors. Then, Robeco applies fundamental analysis to those securities, considering factors such as price-to-book value and price-to-earnings ratios; high return on invested capital; and positive business momentum, as evidenced by improving trends, rising earnings and/or a catalyst for an improved business outlook. This process results in recommendations and price targets for the selected securities. Robeco constructs the portfolio based on these recommendations and applies certain risk controls, such as diversification among industries and sectors. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".) Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark. While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. Los Angeles Capital closely monitors its short positions and borrowing costs.

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Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security, because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

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Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. ICAP assumed day-to-day management of a portion of the fund's assets on July 1, 2000. Pzena assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Robeco assumed day-to-day management of a separate portion of the fund's assets on May 29, 2013. Los Angeles Capital assumed day-to-day management of a separate portion of the fund's assets on September 11, 2013. Updated performance for the fund is available at http://globalam-us.ubs.com/ corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Russell 1000 Value Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. ICAP, Pzena, Robeco and Los Angeles Capital serve as the fund's investment advisors.

Portfolio managers

•  ICAP—Jerrold K. Senser, Chief Executive Officer and Chief Investment Officer, and Thomas R. Wenzel, Senior Executive Vice President and Co-Director of Research, have been portfolio managers of the fund since July 2000. Thomas M. Cole, Senior Executive Vice President and Co-Director of Research, has been a portfolio manager of the fund since July 2012.

•  Pzena—Antonio DeSpirito, III, Principal and Portfolio Manager of the Large Cap Value, All Cap Value and Value Strategies, Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, and John P. Goetz, Managing Principal and Co-Chief Investment Officer, have been portfolio managers of the fund since May 2008. Benjamin S. Silver, Principal, Co-Director of Research, and Portfolio Manager, has been a portfolio manager of the fund since October 2012.

•  Robeco—Mark Donovan, Co-Chief Executive Officer, and David Pyle, Managing Director, have been portfolio managers of the fund since May 2013.

•  Los Angeles Capital—Thomas D. Stevens, CFA, Chairman and Principal, Hal W. Reynolds, CFA, Chief Investment Officer and Principal, and Daniel E. Allen, CFA, Director of Global Equities and Principal, have been portfolio managers of the fund since September, 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.
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Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.68%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.27
Total annual fund operating expenses	0.95

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$298	$913	$1,552	$3,271

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies (that is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase). Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee

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the fund's investment advisor(s) and recommend their hiring, termination and replacement. Delaware Investments Fund Advisers ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. It uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware tends to hold a relatively focused portfolio with a limited number of stocks.

Roxbury's strategy employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital, as well as companies with management teams with a proven ability to maximize shareholder value. Roxbury evaluates companies as private entities to determine their intrinsic worth and uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, as a means of protecting capital. Roxbury typically sells a stock if (1) the market price exceeds Roxbury's estimate of intrinsic value; (2) the company's fundamentals fall short of Roxbury's investment thesis; or (3) when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant weights in a sector.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. In selecting investments, J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sus-

tained growth. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

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Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Delaware assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Roxbury assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. J.P. Morgan assumed day-to-day management of a separate portion of the fund's assets on October 5, 2012. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Russell 1000 Growth Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Delaware, Roxbury and J.P. Morgan serve as the fund's investment advisors.

Portfolio managers

•  Delaware—Jeffrey S. Van Harte, Senior Vice President and Chief Investment Officer, Christopher J. Bonavico, Vice President, Senior Portfolio Manager and Equity

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Analyst, Daniel J. Prislin, Vice President, Senior Portfolio Manager and Equity Analyst, and Christopher M. Ericksen, Vice President, Portfolio Manager and Equity Analyst, have been portfolio managers of the fund since December 2007.

•  Roxbury—Brian L. Massey and Silas A. Myers, each a Portfolio Manager, have been portfolio managers of the fund since May 2010.

•  J.P. Morgan—Gregory B. Luttrell, Managing Director, has been a portfolio manager of the fund since October 2012.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Small/Medium Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.46
Acquired fund fees and expenses[2]	0.06
Total annual fund operating expenses	1.22

1  Includes recoupment of 0.01% from the fund's Class P shares expenses previously reimbursed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") under a written fee waiver/expense reimbursement agreement.

2  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$325	$990	$1,679	$3,513

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 97% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies (that is, companies with a total market capitalization of less than $6.0 billion at the time of purchase). The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials or technology. The

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40

fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" and attempts to identify companies selling below intrinsic value with one or more clear catalysts to realize full value within the investment time horizon (typically two to four years). MetWest Capital utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks.

Systematic employs an investment approach that utilizes (1) quantitative screening of all companies within the small/mid capitalization universe and (2) fundamental research, which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise, Systematic's process seeks to avoid the chances of buying stocks that have experienced significant price depreciation and, as a result, are mistaken as value stocks. Systematic is expected to typically invest in 60 to 90 securities, with a market capitalization range generally consistent with that of the fund's benchmark.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model and strategies, and competitive advantages. Financial analysis involves an historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe. The portfolio managers establish price ranges for each security held, these prices are developed in consideration of expected return and comparative valuation, and they are actively monitored. Sector weights are also actively evaluated.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or

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unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. On October 1, 2005, MetWest Capital assumed day-to-day management of a portion of the fund's assets. On May 28, 2009, Systematic assumed responsibility for managing a portion of the fund's assets. Kayne Anderson Rudnick assumed day-to-day management of a separate portion of the fund's assets on March 6, 2012. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Russell 2500 Value Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. MetWest Capital, Systematic and Kayne Anderson Rudnick serve as the fund's investment advisors.

Portfolio managers

•  MetWest Capital—Samir Sikka, Managing Director, has been a portfolio manager of the fund since February 2007.

•  Systematic—Ronald M. Mushock, Managing Partner and Portfolio Manager, and D. Kevin McCreesh, Chief Investment Officer and Managing Partner, have been portfolio managers of the fund since May 2009.

•  Kayne Anderson Rudnick—Julie Kutasov and Craig Stone, Portfolio Managers and Senior Research Analysts, have been portfolio managers of the fund since March 2012.

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Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Small/Medium Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.44
Total annual fund operating expenses	1.14
Management fee waiver/expense reimbursements[1]	0.01
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.13

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.13%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$316	$968	$1,644	$3,447

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies (that is, companies with a total market capitalization of less

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than $6.0 billion at the time of purchase). Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade"), Riverbridge Partners, LLC ("Riverbridge"), Lee Munder Capital Group, LLC ("LMCG") and Timpani Capital Management LLC ("Timpani") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. Copper Rock will typically hold 70 to 90 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics, and attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small and mid cap market is inherently less efficient than the large cap market, and attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Palisade places heavy emphasis on the effectiveness of a small/mid cap com-

pany's management team and seeks direct access to a variety of each company's key decision-makers.

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. LMCG seeks to identify firms with high quality business models, distinct competitive advantages, proven management teams, and significant growth potential. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics in LMCG's holdings. LMCG seeks to identify firms that have duration and sustainability of these characteristics based on their competitive positions in their respective industries.

Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this research and an assessment of the market's perception of these companies. Timpani may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Timpani may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more

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45

volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge assumed day-to-day management of a portion of the fund's assets on October 1, 2005. Copper Rock assumed responsibility for managing a separate portion of the fund's assets on March 1, 2007. Palisade assumed day-to-day management of a separate portion of the fund's assets on February 2, 2009. LMCG and Timpani assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

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Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Russell 2500 Growth Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Copper Rock, Palisade, Riverbridge, LMCG and Timpani serve as the fund's investment advisors.

Portfolio managers

•  Copper Rock—Tucker Walsh, Chief Executive Officer, has been a portfolio manager of the fund since March 2007.

•  Palisade—Sammy Oh, Senior Portfolio Manager, has been a portfolio manager of the fund since October 2005.

•  Riverbridge—Mark Thompson, Chief Investment Officer, has been a portfolio manager of the fund since October 2005.

•  LMCG—Andrew Morey, CFA, Portfolio Manager, has been a portfolio manager of the fund since November 2013.

•  Timpani—Brandon Nelson, Chief Investment Officer, has been a portfolio manager of the fund since November 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.79%
Distribution and/or service (12b-1) fees	None
Other expenses	0.63
Miscellaneous expenses (includes administration fee of 0.10%)	0.38
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.25
Total annual fund operating expenses	1.42

1  These "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimates and may vary based on actual investments.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$345	$1,051	$1,779	$3,703

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt

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to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle, using (1) a value-oriented dividend discount methodology toward individual securities and (2) market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and their current discounted worth and then compares the values of different possible investments. Currency returns can be an integral component of an investment's total return, and Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan uses an active Europe, Australasia, and Far East Opportunities strategy. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".) Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark. While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. Los Angeles Capital closely monitors its short positions and borrowing costs.

Chautauqua endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term time horizon.

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Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. In addition, many types of non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Leverage risk associated with financial instruments and practices: The use of financial instruments, including derivatives used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a

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favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Mondrian assumed day-to-day management of a portion of the fund's assets on April 1, 2004. J.P. Morgan assumed day-to-day management of another portion of the fund's assets on November 8, 2010. Chautauqua assumed day-to-day management of a separate portion of the fund's assets on August 5, 2013. Los Angeles Capital assumed day-to-day management of another portion of the fund's assets on September 13, 2013. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)
Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
MSCI EAFE Index (net)	[ ]	[ ]	[ ]
(Index reflects no deduction for fees and expenses.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, J.P. Morgan, Los Angeles Capital and Chautauqua serve as the fund's investment advisors.

Portfolio managers

•  Mondrian—Elizabeth A Desmond, Chief Investment Officer of International Equities, Nigel G. May, Deputy Chief Executive Officer, and Russell J. Mackie, Senior Portfolio Manager, have been portfolio managers of the fund since July 2009, April 2004 and October 2010, respectively.

•  J.P. Morgan—Jeroen Huysinga, Managing Director and a Portfolio Manager in the Global Equity Team, has been a portfolio manager of the fund since November 2010.

•  Los Angeles Capital—Thomas D. Stevens, CFA, Chairman and Principal, Hal W. Reynolds, CFA, Chief Investment Officer and Principal, and Daniel E. Allen, CFA, Director of Global Equities, have been portfolio managers of the fund since September 2013.

•  Chautauqua—Brian M. Beitner, CFA, Managing Partner, Michael Mow, CFA, Partner and Amanda Prentiss, Partner, have been portfolio managers of the fund since August 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New

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York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.75
Acquired fund fees and expenses[1]	0.07
Total annual fund operating expenses	1.82
Management fee waiver/expense reimbursements[2]	0.05
Total annual fund operating expenses after fee waiver and/ or expense reimbursements[2]	1.77

1  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" will differ from those presented in the Financial highlights.

2  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.70%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$379	$1,162	$1,963	$4,050

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 158% of the average value of its portfolio.

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Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials or technology. The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies that invest in emerging markets.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company, L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle, using (1) a value-oriented dividend discount methodology toward individual securities and (2) market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and their current discounted worth, and then compares the values of different possible investments. Currency returns can be an integral component of an investment's total return, and Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis, with the number of holdings ranging between 50-80 securities. To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality. Market dynamic factors are designed to exploit short term trends as LMCG believes investors under-react to certain developments in the short term; value factors are intended to capture mean reversion (i.e., a return to the average) as investors tend to overreact to certain developments in the longer term; and quality factors incorporate information about the quality of earnings that investors tend to overlook.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-

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ment agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality secu-

rities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results. An investment advisor for the fund employs a complex

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strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, software issues, or other types of errors). There is no guarantee that the investment advisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Mondrian assumed day-to-day management of a portion of the fund's assets on September 28, 2004. William Blair assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011. LMCG assumed day-to-day management of a separate portion of the fund's assets on October 16, 2012. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
MSCI Emerging Markets Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, William Blair and LMCG serve as the fund's investment advisors.

Portfolio managers

•  Mondrian—Andrew Miller, Chief Investment Officer, Ginny Chong, Senior Portfolio Manager, and Gregory Halton, Portfolio Manager, have been portfolio managers of the fund since September 2004, September 2004 and July 2006, respectively.

•  William Blair—Todd M. McClone and Jeffrey A. Urbina, Principals of William Blair, have been portfolio managers of the fund since March 2011.

•  LMCG—Gordon Johnson, Lead Portfolio Manager, Shannon Ericson and Vikram Srimurthy, Portfolio Managers and Analysts, have been portfolio managers of the fund since October 2012.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

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Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Global Real Estate Securities Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.82
Total annual fund operating expenses	1.52
Management fee waiver/expense reimbursements[1]	0.32
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.20

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.20%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$323	$1,050	$1,799	$3,771

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 92% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares, initial public offerings ("IPOs") and

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units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

The fund may engage in "short-selling," where the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return it to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. CBRE Clarion Securities LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

CBRE Clarion uses a multi-step investment process for constructing the investment portfolio, combining top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers, which includes the analysis of several factors within three broad groupings: (1) value and property; (2) capital structure; and (3) management and strategy.

Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including REITs, real estate operating companies and companies whose values are significantly affected by their real estate holdings. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology, taking into account short-term considerations (such as temporary market mispricing) and long-term considerations (such as values of assets and cash flows).

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

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Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities

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depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to November 17, 2009, which is the date on which CBRE Clarion and Brookfield each assumed day-to-day management of a separate portion of the fund's assets. Prior to that, another investment advisor was responsible for managing the fund's assets. Updated performance for the fund is available at http://globalam- us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	Life of class
Class P (1/22/07)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
FTSE EPRA/NAREIT Developed Index	[ ]	[ ]	[ ]
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. CBRE Clarion and Brookfield serve as the fund's investment advisors.

Portfolio managers

•  CBRE Clarion—T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, Steven D. Burton, Co-Chief Investment Officer and Senior Portfolio Manager, and Joseph P. Smith, Co-Chief Investment Officer and Senior Portfolio Manager, have been portfolio managers of the fund since November 2009.

•  Brookfield—Jason Baine and Bernhard Krieg, each a Global Portfolio Manager, have been portfolio managers of the fund since November 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds)

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is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.30%
Distribution and/or service (12b-1) fees	None
Other expenses	0.44
Miscellaneous expenses (includes administration fee of 0.10%)	0.36
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.08
Acquired fund fees and expenses[1]	0.16
Total annual fund operating expenses	1.90
Management fee waiver/expense reimbursements[2]	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.80

1  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" will differ from those presented in the Financial highlights.

2  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through March 31, 2015 to the extent necessary to offset the cost savings to UBS Global AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$382	$1,180	$1,996	$4,115

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 140% of the average value of its portfolio.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative securities in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The

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fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including, but not limited to, strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund also may invest in the securities of other investment companies, including exchange-traded funds ("ETFs").

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on indices), futures (on indices), currency forward agreements and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, currently serves as one of the fund's investment advisors (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures) and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's other investment advisor(s) and recommend their hiring, termination and replacement. In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P.

("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") currently serve as the fund's other investment advisors. The allocation of the fund's assets between investment advisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies, and changes to current strategies may be made.

Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy. The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors.

First Quadrant employs a "global macro strategy." This strategy is implemented by combining several different complex investment techniques. First Quadrant uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are less likely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives, and First Quadrant seldom holds securities "long." It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, foreign currencies, and options and seeks to take advantage of value (and to reduce exposure to certain risks) that it identifies in these global markets. The fund also may hold cash or invest its cash balances at such times and in any permissible investments deemed appropriate by First Quadrant.

First Quadrant presently manages two separate portions of the fund's assets, using the strategies and investments described above. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion

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are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of active risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. It aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return, by investing in listed equity, equity-related and debt securities, including exchange traded funds, and derivatives or other instruments, both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments (which may be used routinely) may include futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Its strategies seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments may also hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in its discretion.

UBS Global AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS Global AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS Global AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in

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value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a

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loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for securities, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisors may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund.

Municipalities continue to experience difficulties in the current economic and political environment.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Barclays Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The MSCI World Free Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. Life of class performance for the indices is as of Class P's inception month-end. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Analytic Investors has been responsible for the day-to-day management of a separate portion of the fund's assets since inception of the fund. First Quadrant assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. Standard Life Investments assumed day-to-day management of a separate portion of the fund's assets on August 5, 2010. UBS Global AM assumed day-to-day management of a separate portion of the fund assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best quarter during calendar years shown—[ ]: [ ]% Worst quarter during calendar years shown—[ ]: [ ]%

Average annual total returns (figures reflect 2% PACE Select Advisors Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	Life of class
Class P (4/10/06)
Return before taxes	[ ]%	[ ]%	[ ]%
Return after taxes on distributions	[ ]	[ ]	[ ]
Return after taxes on distributions and sale of fund shares	[ ]	[ ]	[ ]
Citigroup Three-Month US Treasury Bill Index	[ ]	[ ]	[ ]
Barclays Global Aggregate Index	[ ]	[ ]	[ ]
MSCI World Free Index (Net)	[ ]	[ ]	[ ]
HFRI Fund of Funds Composite Index	[ ]	[ ]	[ ]
(Indices reflect no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and one of the fund's investment advisors. In addition to UBS Global AM, Analytic Investors, First Quadrant and Standard Life Investments serve as the fund's other investment advisors.

Portfolio managers

•  Analytic Investors—Dennis Bein, Chief Investment Officer and Portfolio Manager, David Krider, Portfolio

Manager, and Harindra de Silva, President and Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  First Quadrant—Dori Levanoni, Partner and Co-Head of Global Macro, and Ed Peters, Partner Co-Head of Global Macro, have been portfolio managers of the fund since April 2009 and July 2012, respectively.

•  Standard Life Investments—Guy Stern, Head of MultiAsset and Macro Investing, has been portfolio manager of the fund since August 2010.

•  UBS Global AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Director and Quantitative Research Manager, have been portfolio managers of the fund since March 2014.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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More information about the funds—PACE Money Market Investments

Investment objective and principal strategies

Investment objective

Current income consistent with preservation of capital and liquidity.

Principal strategies
Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Mortgage-Backed Securities Fixed
Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US, such as the Government National Mortgage Association and the Federal Housing Administration. The fund may invest in other mortgage-backed securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also may invest in mortgage-backed securities sponsored or issued by private entities, i.e., generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities.

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund also may invest in other types of investment grade fixed income instruments, and may invest up to 5% of its net assets in non-investment grade bonds (commonly known as "junk bonds") (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Barclays US Mortgage-Backed Securities Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately 4.85 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the

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More information about the funds—PACE Mortgage-Backed Securities Fixed
Income Investments

security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Intermediate Fixed Income
Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 20% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of less than ten years. It normally limits its overall portfolio "duration" to within +/- 50% of the duration of the Barclays US Intermediate Government/Credit Index, as calculated

by the investment advisor, which as of December 31, 2013 was approximately [     ] years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on swap agreements), futures (on securities or interest rate futures) and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement.

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Investments

BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index). To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. Black-

Rock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Barclays US Government/Credit Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately 5.12 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage

Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

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More information about the funds—PACE Strategic Fixed Income Investments

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Standish Mellon Asset Management Company LLC ("Standish") currently serves as the fund's investment advisor. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE International Fixed Income
Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Rogge Global Partners plc ("Rogge Global Partners") currently serves as the fund's investment advisor.

Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages. Rogge Global Partners may hedge the

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PACE Select Advisors Trust

More information about the funds—PACE International Fixed Income Investments fund's exposure to foreign currencies to varying degrees as it deems appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the BofA Merrill Lynch Global High Yield Index, as calculated by the investment advisor, which as of December 31, 2013 was approximately [     [ years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include futures (specifically, interest rate futures) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to obtain or adjust exposure to certain markets. Interest rate futures may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. MacKay Shields attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed

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More information about the funds—PACE High Yield Investments by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena"), Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ICAP's investment process involves the following key components: (1) Identifying Best Values: ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. (2) Identifying Catalysts: ICAP focuses on what it believes are the key investment variables (catalysts) that could potentially impact the security's market value and looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. These catalysts are primarily company specific, such as a new product, restructuring or change in management, but occasionally the catalyst can be thematic (e.g., dependent on macroeconomic or industry trends). (3) Portfolio Construction: After a review of stock recommendations, ICAP's portfolio management team determines whether to add the stock to the portfolio or to monitor it for future purchase.

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ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP continuously monitors each stock purchased and will act when the stock's target price is achieved, the catalyst becomes inoperative, a risk to the investment thesis has been identified or ICAP identifies another stock with greater opportunity for appreciation.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

In managing its segment of the fund's assets, Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. In selecting stocks, Robeco begins with a quantitative analysis that ranks the investment universe based on valuation, momentum and other fundamental factors. Then, Robeco applies fundamental analysis to those securities, considering factors such as price-to-book value and price-to-earnings ratios; high return on invested capital; and positive business momentum, as evidenced by improving trends, rising earnings and/or a catalyst for an improved business outlook. This process results in recommendations and price targets for the selected securities. Robeco constructs the portfolio based on these recommendations and applies certain risk controls, such as diversification among industries and sectors. Robeco continuously studies trends in industries and companies, earnings power and growth. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".) Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed

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by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country).

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Delaware Investments Fund Advisers ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's investment advisors.

The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Delaware researches individual companies and analyzes economic and market conditions, seeking to identify the securities that Delaware thinks are the best investments for the fund. Specifically, Delaware looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, Delaware looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although Delaware tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could

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have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Roxbury evaluates companies as private entities to determine the intrinsic worth of the business. Roxbury uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Roxbury typically sells a stock if the market price exceeds Roxbury's estimate of intrinsic value, the company's fundamentals fall short of Roxbury's investment thesis, or when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in for-

eign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for companies to continue to exceed market expectations over the intermediate to long-term.

J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's investment advisors. The rela-

tive value of each investment advisor's share of the fund's assets may change over time.

In advising its segment of the fund, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

MetWest Capital utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

In advising its segment of the fund, Systematic employs a two-prong investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise (that is, when the earnings reported by a company are above estimates), Systematic's process seeks to avoid the chances of buying stocks in the "value trap" (that is, stocks that have experienced a significant price depreciation and, as a result, are mistaken as value stocks). Systematic's segment of the fund is expected to typically consist of 60 to 90 securities, with a market capitalization range generally consistent with that of the Russell 2500® Value Index, the fund's benchmark.

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The first step in Systematic's investment process is a quantitative screening of all companies within the small/mid capitalization universe. The second step is fundamental research analysis which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. During this phase, Systematic generally focuses on the market's estimates of earnings for each company, the source of any unexpected earnings increase to determine whether the increase is sustainable, each company's financial statements and the accounting techniques used in the preparation of its financial statements, the valuation of each company on both an absolute and relative basis, and publicly available information and proprietary research methods to understand the key drivers of a company's fundamentals.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competi-

tive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves an historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe, using a variety of proprietary models to establish the value of a business under various scenarios.

Kayne Anderson Rudnick's portfolio managers, in consultation with the analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Small/Medium Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade"), Riverbridge Partners, LLC ("Riverbridge"), Lee Munder Capital Group, LLC ("LMCG") and Timpani Capital Management LLC ("Timpani") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. For its portion of the fund's assets, Copper Rock will typically hold 70 to 90 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

In managing its segment of the fund's assets, Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. Palisade attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, Palisade places heavy emphasis on direct access to a variety of each company's key decision-makers.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

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In managing its segment of the fund's assets, LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. LMCG seeks to identify firms with high quality business models, distinct competitive advantages, proven management teams, and significant growth potential. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics in LMCG's holdings. LMCG seeks to identify firms that have duration and sustainability of these characteristics based on their competitive positions in their respective industries.

In managing its segment of the fund's assets, Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this research and an assessment of the market's perception of these companies. Timpani may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Timpani may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back

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to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, J.P. Morgan uses an active Europe, Australasia, and Far East Opportunities strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".) Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its segment of the fund's assets, Chautauqua endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term time horizon.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE International Emerging Markets Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials or technology. The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company, L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its portion of the fund's assets, William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis, with the number of holdings ranging between 50-80 securities.

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More information about the funds—PACE International Emerging Markets Equity Investments

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

In managing its segment of the fund's assets, LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality. Market dynamic factors are designed to exploit short term trends as LMCG believes investors under-react to certain developments in the short term; value factors are intended to capture mean reversion (i.e., a return to the average) as investors tend to overreact to certain developments in the longer term; and quality factors incorporate information about the quality of earnings that investors tend to overlook. LMCG's team constructs its portion of the fund's portfolio one stock at a time in order to select those stocks that offer the best exposure to certain return and risk factors. This approach also allows LMCG to specifically adapt to market conditions and lessen or accentuate certain factors in the model to capture opportunities or reduce downside risk. LMCG continuously monitors the stocks held in the portfolio and sells any stock with a relatively low ranking relative to its peers in accordance with the model. LMCG utilizes the proceeds to purchase stocks with a relatively higher ranking by the model.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Real Estate Securities Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then ob-

ligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global AM, the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's investment advisor(s) and recommend their hiring, termination and replacement. CBRE Clarion Securities LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its portion of the fund's assets, CBRE Clarion uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers. This process includes the analysis of several factors, categorized broadly within three groupings: (1) value and property; (2) capital structure; and (3) management and strategy.

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More information about the funds—PACE Global Real Estate Securities Investments

In managing its portion of the fund's assets, Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose values are significantly affected by the value of such companies' real estate holdings, and related entities and structures. Real estate operating companies and related entities and structures include: (1) traditional real estate companies whose primary business is the ownership, operation and development of commercial and residential real estate; (2) those companies whose value is, in the judgment of Brookfield, significantly affected by the value of such companies' real estate holdings; and (3) non-traditional real estate companies, such as homebuilders and infrastructure companies, and asset-rich companies that own significant real estate assets, although their primary business might not be the ownership of real estate.

Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology. In the long term,

Brookfield believes that a company's value is largely determined by a combination of the value of its underlying assets and the related cash flows and the strength of its management team. In the short term, however, Brookfield believes that real estate stocks are often mispriced because a range of stock market factors can influence share prices and cause divergence from their long-term fair value, in which case Brookfield may take advantage of these short-term opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Alternative Strategies Investments

Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative securities in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including, but not limited to, strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including ETFs.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on indices), futures (on indices), currency forward agreements and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to ad-

just the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and primary provider of investment advisory services, currently serves as one of the fund's investment advisors (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures) and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's other investment advisor(s) and recommend their hiring, termination and replacement. In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") currently serve as the fund's other investment advisors. The allocation of the fund's assets between investment

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advisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each investment advisor's share of the fund's assets may change over time.

Analytic Investors, First Quadrant, Standard Life Investments and UBS Global AM employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Global Macro Strategy (First Quadrant);

•  Global Multi-Asset Strategy (Standard Life Investments); and

•  Completion Strategy (UBS Global AM).

Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS Global AM also may utilize additional or changes to investment strategies with the current investment advisors subject to the oversight of the fund's board of trustees.

Long/short global equity strategy—Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Global macro strategy—First Quadrant employs a "global macro strategy." This strategy is implemented by combining several different complex investment techniques. With its assessment of the cyclical nature of risk and return, First Quadrant uses a "tactical risk allocation" approach which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are less likely.

First Quadrant's global macro strategy also reflects its views on the global markets, based on its belief that the global equity, bond, and currency markets are mutually dependent. To implement its strategy, First Quadrant assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. As a result, a change in the price of a stock or fixed income security, or a change in a currency exchange rate in one market, may influence a decision to take, or adjust, derivatives positions in other instruments that are tied to other markets or other market types.

First Quadrant's global macro strategy is mostly based on the use of derivatives, and First Quadrant seldom holds securities "long." It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives as its principal means of implementing its strategy, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, foreign currencies, and options and seeks to take advantage of value (and to reduce exposure to certain risks) that First Quadrant identifies in the global equity, bond, currency and options markets.

The fund may hold cash or invest its cash balances at such times and in any permissible investments deemed appropriate by First Quadrant, including without limitation cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers.

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More information about the funds—PACE Alternative Strategies Investments

First Quadrant presently manages two separate portions of the fund's assets, using the strategies and investments described above. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of active risk, which is expected to result in returns more correlated with those of global equity markets.

Global Multi-Asset Strategy—Standard Life Investments seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the fund consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Strategies utilized seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments pursues a rigorous and robust risk-managed investment process which seeks to mitigate the risks associated with individual strategies that are adopted. Standard Life Investments' pursuit of diversification, as well as returns, in selecting investment strategies is intended to result in lower overall levels of investment market risk than those of a conventional global equity portfolio.

Subject to the restrictions set forth in this prospectus and the related Statement of Additional Information, the fund may hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of Standard Life Investments. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and permitted repurchase agreements with banks and broker-dealers.

Completion Strategy—UBS Global AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS Global AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS Global AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives, principal risks and investment strategies

Additional information about investment objectives

The investment objective of each fund is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Aggressive investment risk															X
Arbitrage trading risk		X													X
Credit risk	X	X	X	X	X	X	X		X				X		X
Derivatives risk			X	X		X	X					X			X
Equity risk								X	X	X	X	X	X	X	X
Foreign custody risk						X						X	X	X
Foreign investing risk; foreign currency risk	X		X	X		X	X	X	X	X	X	X	X	X	X
Geographic concentration risk													X
High yield securities ("junk bonds") risk			X	X		X	X								X
Illiquidity risk		X		X	X	X	X							X	X
Initial public offerings risk								X	X					X
Interest rate risk	X	X	X	X	X	X	X		X				X	X	X
Investment company risk												X	X		X
Leverage risk—financial instruments and practices		X	X	X				X				X			X
Limited capitalization risk								X	X	X	X		X	X	X
Loan investments risk							X
Liquidity risk	X
Management risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-related securities risk		X
Municipal securities risk					X										X
Non-diversification risk			X			X								X	X
Portfolio turnover risk		X	X	X							X		X		X
Prepayment risk		X	X	X		X
Real estate industry risk														X
Real estate investment trust risk														X
Related securities concentration risk					X
Sector risk									X	X	X		X	X	X
Short sales risk		X						X				X		X	X
Structured security risk							X								X
Swap agreement risk			X	X			X								X
US government securities risk	X	X	X	X	X	X
Valuation risk							X								X

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Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires. The credit quality of an issuer can change rapidly due to market developments and may affect the ability of PACE Money Market Investments to maintain a $1.00 share price.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the amount the fund's initial investment. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher

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operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. However, because the foreign investments of PACE Money Market Investments must be denominated in US dollars, the fund generally is not subject to the risk of changes in currency valuations. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Illiquidity risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small-and mid-sized US companies, high-yield securities, convertible securities, unrated debt and convertible securities, certain derivatives, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the fund.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. "Duration" is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates will generally have a larger effect on the fund's market value.

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Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk-financial instruments and practices. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration. PACE Large Co Value Equity Investments and PACE International Equity

Investments may achieve leverage in their portfolios by engaging in short sales and using the initial proceeds received to make additional investments.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Liquidity risk. PACE Money Market Investments invests in a diversified portfolio of high quality money market instruments. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. Investments in bank loans may be relatively illiquid, which could adversely

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affect the value of these investments and a fund's ability to dispose of them.

Management risk. An investment advisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, an investment advisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but the investment advisor's expectations may not be realized, resulting in underperformance of and/or losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by an investment advisor, while designed to enhance returns, may not produce the desired results. An investment advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or an investment advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

An investment advisor for PACE International Emerging Markets Equity Investments employs a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, software issues, or other types of errors). There is no guarantee that the investment advisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Market risk. The market value of a fund's investments may fluctuate as the stock and bond markets fluctuate. Market fluctuations may affect PACE Money Market Investments' ability to maintain a $1.00 share price. Market risk, sometimes dramatically or unpredictably, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose a fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Moreover, market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions, including countries and regions in which a fund invests, due to increasingly interconnected global economies and financial markets. Additionally, market conditions and legislative, regulatory, or tax developments may affect the investment techniques available to an investment advisor in connection with managing a fund and may result in increased regulation of a fund or its investments and, in turn, may adversely affect the ability of a fund to achieve its investment objective and the fund's performance.

Mortgage-related securities risk. Mortgage related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed below. Conversely, in periods of rising interest rates, a fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, including those structured as interest-only ("IOs") and principal-only ("POs"), can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. This can reduce the returns of a fund because the fund may have to reinvest that money at the lower prevailing interest rates. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders

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and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Non-diversification risk. PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

Portfolio turnover risk. A fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity posi-

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tions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

Sector risk. PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when a fund invests the proceeds received upon the initial sale of the security, because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Structured security risk. A fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

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Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in a fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

Additional risks

Money market fund regulatory risk. The US Securities and Exchange Commission ("SEC") and other government agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the PACE Money Market Investments.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Structured security risk. The funds, including PACE Money Market Investments, may purchase securities

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representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Additional information about investment strategies

Cash reserves; defensive positions. PACE Money Market Investments invests exclusively in money market instruments. However, during adverse market conditions or when UBS Global AM believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional risks, such as increased exposure to cash held at a custodian bank.

Each of the other funds may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes during adverse market conditions or when the investment advisor believes that suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  During adverse market conditions or when the investment advisor believes that there is an insufficient supply of municipal securities in which PACE Municipal Fixed Income Investments primarily invests, PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE International Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund (other than PACE Money Market Investments) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board of trustees

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("board") without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. (PACE Money Market Investments and PACE Alternative Strategies Investments are not required to adopt an 80% investment policy and have not done so.)

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Managing your fund account

Buying shares

If you are a participant in the PACESM Select Advisors Program, you may buy Class P shares of the funds through a managed account maintained with UBS Financial Services Inc.

You may not place an order until you have completed the Investor Profile Questionnaire for the PACE Select Advisors Program (described below), reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Select Advisors Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

The Trust, UBS Financial Services Inc. and UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") reserve the right to reject a purchase order or suspend the offering of fund shares.

The minimum initial aggregate investment in the Trust is $10,000. Any subsequent investment in the Trust must be at least $500. The Trust may vary these minimums.

If you are no longer a participant in the PACESM Select Advisors Program, you may not buy any additional Class P shares of the funds (except through dividend reinvestments). However, you may continue to hold your Class P shares of the funds (other than PACE Money Market Investments), though you no longer will be entitled to the services described in the section "The PACESM Select Advisors Program" below.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares (except in connection with assets in certain retirement related accounts):

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph PACE Alternative Strategies Investments is considered an equity fund. These payments do not apply to shares of PACE Money Market Investments.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

The PACESM Select Advisors Program

The PACESM Select Advisors Program is an investment advisory service pursuant to which UBS Financial Services Inc. provides you with personalized investment allocation recommendations. UBS Financial Services Inc. does not have any investment discretion over your PACE Select Advisors Program account. You will make all the investment decisions.

Under the PACE Select Advisors Program, your Financial Advisor assists you in:

•  identifying your financial characteristics, including your risk tolerance and investment objectives; and

•  completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.

UBS Financial Services Inc. uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially and reviews the PACE Select Advisors Program account with you at least annually. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data. Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to UBS Financial Services Inc. for reevaluation of your investment profile.

Investors who no longer participate in the PACESM Select Advisors Program but continue to hold Class P shares will not be entitled to any of the services described in this section.

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PACE Program Fee

For the services provided to you under the PACE Select Advisors Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 2.00% of the value of the shares of the funds held in your account under the PACE Select Advisors Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. The Program Fee may be reduced for:

•  certain Individual Retirement Accounts,

•  retirement plans for self-employed individuals and

•  employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974.

For these participants, UBS Financial Services Inc. may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of UBS Global AM and UBS Financial Services Inc. and their family members who maintain an "employee-related" account at UBS Financial Services Inc., and trustees or directors of other UBS Global AM mutual funds may participate in the PACE Select Advisors Program at a reduced fee or for no fee.

Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Select Advisors Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Select Advisors Program Fee for the services they provide to participants.

Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by UBS Financial Services Inc.

As a PACE Select Advisors Program participant, you may incur greater total fees and expenses than investors purchasing shares of this or similar investment companies without the benefit of these professional asset allocation recommendations.

If you are no longer a participant in the PACESM Select Advisors Program but continue to hold Class P shares of the funds, you will not be subject to the Program Fee.

Selling shares

You can sell your fund shares at any time. If you are a participant in the PACESM Select Advisors Program, you may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the funds' transfer agent. In addition, if you are no longer a participant in the PACESM Select Advisors Program, you may contact your financial intermediary or the transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

•  Your name and address;

•  The fund's name;

•  Your account number;

•  The dollar amount or number of shares you want to sell; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

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Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Select Advisors Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect at the time the PACE Select Advisors Program account was originally opened or more within 30 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the Trust may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

Termination of participation in the PACESM Select Advisors Program. Class P shares of the funds are available for purchase exclusively to participants in the PACESM Select Advisors Program (Class P shares of PACE Money Market Investments are also available to participants in the PACESM Multi Advisor Program). Accordingly, you may buy Class P shares of the funds only if and for as long as you participate in the PACE Select Advisors Program. In the event your participation in the PACESM Select Advisors Program is terminated, you may continue to hold your Class P shares of the funds (except PACE Money Market Investments); however, you may not buy any additional Class P shares except through dividend reinvestments and you will no longer be entitled to any of the services offered under the Program. If you hold Class P shares of PACE Money Market Investments, your termination of participation in PACESM Select Advisors Program (other than, in the case of an investor who is a natural person, termination in the Program as a result of that person's death) will result in automatic redemption of the Class P shares of PACE Money Market Investments. This automatic redemption may have tax consequences to you that you should carefully consider before investing in Class P shares. For further information on automatic redemption, please refer to the PACE Program Agreement.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment. PACE Money Market Investments may postpone and/or suspend redemption and payment only as follows: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for your protection; or (6) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Each fund other than PACE Money Market Investments may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the NYSE is closed

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other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

PACE Money Market Investments. Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS Global AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds' prospectuses.

All funds except PACE Money Market Investments. The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM determines to be a market timer. UBS Global AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a

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specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM detects an unusual pattern of trading activity, UBS Global AM will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM will require the Financial Intermediary to block the particular account or plan from further purchases of fund shares.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS Global AM reviews the trading activity of omnibus accounts, UBS Global AM may not be able to detect market tim-

ing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Redemption fee

Section applicable to shareholder initiated transactions outside of periodic automatic account rebalancing.

If you sell or exchange Class P shares of a fund (other than PACE Money Market Investments) less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global Asset Management (US) Inc. The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee; the redemption fee will not apply to shares of the funds that:

•  are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the Internal Revenue Code, if those institutions have not implemented the system changes necessary to be capable of processing

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the redemption fee. However, account holders whose investments in a fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the funds' transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the NYSE is open, as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The board has delegated to UBS Global AM's Global Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS Global AM, represent current market value. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to a fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

PACE Money Market Investments.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at their amortized cost, unless the fund's board (or its delegate) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

All funds except PACE Money Market Investments. Each other fund calculates its net asset value based on the current market value, where available, for its

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portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at

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fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

Management

Manager and investment advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with its principal business office located at 1285 Avenue of the Americas, New York, NY 10019-6028, is an investment advisor registered with the SEC. As of December 31, 2013, UBS

Global AM had approximately $[     ] billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $[     ] billion in assets under management worldwide as of December 31, 2013. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services group of industries.

UBS Global AM selects investment advisors for the funds (except for PACE Money Market Investments), subject to approval of PACE Select Advisors Trust's ("Trust") board, and reviews the performance of those investment advisors. UBS Global AM also provides investment advisory services to PACE Money Market Investments and a portion of PACE Alternative Strategies Investments' assets (i.e., it allocates a portion of PACE Alternative Strategies Investments' assets to other unaffiliated pooled investment vehicles and index futures).

The funds operate under an exemptive order from the SEC to permit UBS Global AM, subject to the review and approval of the Trust's board, to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval. UBS Global AM may adjust allocations among multiple investment advisors of a fund within certain risk limits reviewed and approved by the board.

Management and administration fees

UBS Global AM is the administrator of the funds. Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.25% to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
PACE Money Market Investments		0.350%

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Mortgage-Backed Securities Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion	0.525
PACE Intermediate Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Strategic Fixed Income Investments[1]	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion up to $1.25 billion	0.525
	Above $1.25 billion	0.500
PACE Municipal Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE International Fixed Income Investments	$0 – $500 million	0.750%
	Above $500 million up to $1 billion	0.725
	Above $1 billion	0.700
PACE High Yield Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Large Co Value Equity Investments	$0 – $250 million	0.800%
	Above $250 million up to $500 million	0.770
	Above $500 million up to $1 billion	0.730
	Above $1 billion	0.700
PACE Large Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.775
	Above $1 billion up to $1.5 billion	0.750
	Above $1.5 billion up to $2 billion	0.725
	Above $2 billion	0.700
PACE Small/Medium Co Value Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE Small/Medium Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775

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	Combined management and administrative services fee
	Assets under management	Fee
PACE International Equity Investments	$0 – $500 million	0.900%
	Above $500 million up to $1 billion	0.875
	Above $1 billion up to $1.5 billion	0.850
	Above $1.5 billion up to $2 billion	0.825
	Above $2 billion	0.800
PACE International Emerging Markets Equity Investments	$0 – $500 million	1.100%
	Above $500 million up to $1 billion	1.075
	Above $1 billion up to $1.5 billion	1.050
	Above $1.5 billion up to $2 billion	1.025
	Above $2 billion	1.000
PACE Global Real Estate Securities Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Alternative Strategies Investments	$0 – $500 million	1.400%
	Above $500 million up to $1 billion	1.350
	Above $1 billion up to $1.5 billion	1.300
	Above $1.5 billion up to $2 billion	1.275
	Above $2 billion	1.250

1  The annual fee rate for management and administrative services for PACE Strategic Fixed Income Investments becomes effective on December 1, 2013.

During the fiscal year ended July 31, 2013, the funds paid UBS Global AM at the effective rates shown below. In some cases, UBS Global AM waived all or a portion of its fees, or the funds were repaying UBS Global AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements:

PACE Money Market Investments	0.00%
PACE Mortgage-Backed Securities Fixed Income Investments	0.51%
PACE Intermediate Fixed Income Investments	0.47%
PACE Strategic Fixed Income Investments	0.60%
PACE Municipal Fixed Income Investments	0.50%
PACE International Fixed Income Investments	0.65%
PACE High Yield Investments	0.75%
PACE Large Co Value Equity Investments	0.74%
PACE Large Co Growth Equity Investments	0.78%
PACE Small/Medium Co Value Equity Investments	0.81%
PACE Small/Medium Co Growth Equity Investments	0.79%
PACE International Equity Investments	0.89%
PACE International Emerging Markets Equity Investments	1.02%
PACE Global Real Estate Securities Investments	0.49%
PACE Alternative Strategies Investments	1.36%

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A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements prior to July 31, 2013 is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2013. Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after July 31, 2013, but prior to January 31, 2014, will be available in the funds' semi-annual report to shareholders for the fiscal period ended January 31, 2014.

Investment advisors and portfolio managers

Certain information concerning each fund's investment advisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

PACE Money Market Investments. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") provides all investment advisory services for this fund. Robert Sabatino, an executive director of UBS Global AM in the short duration fixed income group, is primarily responsible for the fund's day-to-day portfolio management.

PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. On September 30, 2013, PIMCO had approximately $1.98 trillion in assets under management. PIMCO is one of the largest fixed income management firms in the US.

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of PACE Mortgage-Backed Securities Fixed Income Investments. Mr. Hyman is an executive vice president in the Newport Beach office and a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse where he traded agency pass-through securities. He has 10 years of investment experience. Mr. Cudzil is an executive vice president, portfolio man-

ager and mortgage specialist in the Newport Beach office. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura from 2009 to 2012. Mr. Cudzil previously held similar roles at Bank of America from 2005 to 2009 and Lehman Brothers from 2003 to 2005, as well as a senior trading position at Salomon Brothers from 1997 to 2003. He has 15 years of investment experience.

Saumil H. Parikh is a Managing Director in the Newport Beach office and generalist portfolio manager, focusing on asset allocation, multi-sector fixed income and absolute return portfolios. Mr. Parikh is also a member of the PIMCO Investment Committee and leads the firm's cyclical economic forums. He previously served as a specialist portfolio manager on the short-term mortgage and global portfolio management teams. He has been primarily responsible for the day-to-day management of PACE Strategic Fixed Income Investments since June 2009. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 15 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

PACE Intermediate Fixed Income Investments. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for PACE Intermediate Fixed Income Investments. BlackRock is located at 55 East 52nd Street, New York, New York 10055. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock was formed in 1988 and, as of September 30, 2013, had $4.1 trillion in assets under management.

BlackRock uses a team approach in the management of the fund. Brian Weinstein and David Antonelli have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since July 2010 and July 2012, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis,

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and security selection. The Fundamental Fixed Income Team consists of over 200 members within the portfolio teams and investment teams, as well as over 60 credit research analysts and substantial quantitative research analysts.

Brian Weinstein, Managing Director, is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is head of Institutional Multi-Sector Portfolios. Mr. Weinstein is also head of BlackRock's inflation-linked strategies. Mr. Weinstein has held several key roles at BlackRock. Prior to assuming his current role in 2010, he was most recently co-head of the Global Bond team. Following the close of the merger with Merrill Lynch Investment Managers in 2006, Mr. Weinstein spent a year in London leading the integration efforts within the fixed income portfolio management group before returning to New York. He joined BlackRock in 2000 as an Analyst in the Portfolio Analytics Group and became a portfolio manager in 2002.

David Antonelli, Director, is a member of the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Institutional Multi-Sector Portfolio Team. Mr. Antonelli assumed his current responsibilities in 2006. He joined BlackRock in 2002 as a member of the Operations group.

PACE Municipal Fixed Income Investments. Standish Mellon Asset Management Company LLC ("Standish") serves as investment advisor for PACE Municipal Fixed Income Investments. Standish is located at BNY Mellon Center, 201 Washington St., Boston, Massachusetts 02108. Standish assumed management of the fund on August 1, 2001. Standish's predecessor was founded in 1933 and, as of September 30, 2013, Standish had over $163 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish or its predecessor since June 1, 2000. Ms. Todd is an executive vice president of Standish and joined Standish's predecessor in 1995.

PACE International Fixed Income Investments. Rogge Global Partners plc ("Rogge Global Partners") serves as the investment advisor for PACE International

Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2013, it had approximately $57.6 billion in assets under management.

Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the co-chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Adrian James and Malie Conway. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director and co-chief investment officer. Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit and is currently a director. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

PACE High Yield Investments. MacKay Shields LLC ("MacKay Shields"), 1345 Avenue of the Americas, New York, New York 10105, serves as the fund's investment advisor. As of September 30, 2013, MacKay Shields had approximately $77.67 billion in assets under management. MacKay Shields was founded in 1938 and advises primarily mutual funds, pension or profit sharing plans, and other pooled investment vehicles. MacKay Shields has served as the fund's investment advisor since its inception.

MacKay Shields utilizes a team approach in all aspects of investment management decision-making and the development of investment policy, and no single portfolio manager is solely responsible for portfolio strategy, allocation and/or portfolio construction. The portfolio managers who are jointly and primarily responsible for

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the day-to-day management of the fund are Dan Roberts, Executive Managing Director, who leads the high yield team; Taylor Wagenseil, Senior Managing Director and Senior Portfolio Manager; Michael Kimble, Senior Managing Director and Senior Portfolio Manager; and Lou Cohen, Senior Managing Director and Senior Portfolio Manager.

Messrs. Roberts, Wagenseil, Kimble and Cohen have held their fund responsibilities since its inception. Mr. Roberts joined MacKay Shields in 2004 when the firm acquired the fixed income division of Pareto Partners, where he was the Chief Investment Officer from 2001 and Chief Investment Officer-Fixed Income in 2000. Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Wagenseil joined MacKay Shields in 2004 as a Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Cohen joined MacKay Shields as a Director of Research when the firm acquired Pareto Partners in 2004. Mr. Cohen was a Managing Director of Pareto Partners since 2000.

PACE Large Co Value Equity Investments. Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena"), Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") serve as investment advisors for PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2013, ICAP had approximately $26.4 billion in assets under management. ICAP has held its fund responsibilities since July 1, 2000.

The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. Jerrold K. Senser, Thomas R. Wenzel and Thomas M. Cole are primarily responsible for the day-to-day management of the fund. Messrs. Senser and Wenzel have been managing the fund since July 2000 and Mr. Cole since July 2012. Jerrold K. Senser is the Chief Executive Officer and Chief Investment Officer of ICAP. Mr. Senser

heads the investment team and is the lead portfolio manager for all of ICAP's investment strategies. Thomas R. Wenzel and Thomas M. Cole are Senior Executive Vice Presidents and Co-Directors of Research and are senior members of the investment team. Mr. Wenzel and Mr. Cole serve as lead portfolio managers for all of ICAP's investment strategies. Mr. Wenzel and Mr. Cole also lead the firm's investment research efforts. Mr. Cole was with UBS Global Asset Management for 11 years (from 2001 to 2012) and most recently he held the position of Head of US Equities where he had portfolio management responsibility for all US value portfolios. Prior to UBS Global Asset Management, Mr. Cole served as a Senior Analyst and Partner at Brinson Partners for 11 years (from 1990 to 2001). He also held various positions at First Chicago Investment Advisors. Mr. Cole has been with the firm since 2012 and in the industry since 1985.

Pzena is located at 120 West 45th Street, New York, New York 10036. As of September 30, 2013, Pzena had approximately $22.3 billion in assets under management. Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin S. Silver are primarily responsible for the day-to-day management of the fund. Messrs. DeSpirito, Pzena and Goetz have held their fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012.

Mr. DeSpirito is a Principal and Portfolio Manager of the Large Cap Value, All Cap Value and Value strategies at Pzena. Prior to joining Pzena in 1996, he was an associate in the corporate department at the Boston-based law firm of Ropes & Gray LLP. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software and wire and cable industries.

Mr. Pzena, the founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on each of Pzena's domestic investment strategies and is a member of Pzena's Executive Committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company, which he joined in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer,

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Small Cap Equities, and assumed his broader domestic equity role in 1991.

Mr. Goetz, a Managing Principal and Co-Chief Investment Officer at Pzena, currently serves as co-portfolio manager on each of Pzena's investment strategies and is a member of Pzena's Executive Committee. He was the Director of Research from 1996 through 2005, responsible for building and training the research team. Prior to joining Pzena in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 15 years, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Mr. Silver is a Principal, Co-Director of Research, and Portfolio Manager for Focused Value, Large Cap Focused Value and Small Cap Focused Value. Prior to joining Pzena Investment Management in 2001, Mr. Silver was a Research Analyst at Levitas & Company, a value based equity hedge fund. Mr. Silver was previously employed as a Manager for Ernst & Young LLP in their Financial Services Group from 1991 to 1996. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

Robeco is located at, 909 Third Avenue, New York, New York 10022. Robeco is a registered investment adviser and, as of September 30, 2013, it had approximately $44.35 billion in assets under management.

Robeco uses a team approach in managing its portion of the fund's portfolio. The team is led by Mark Donovan, CFA, and David Pyle, CFA, who are primarily responsible for the day-to-day management of Robeco's portion of the fund's portfolio. Mr. Donovan is a Co-Chief Executive Officer (since July 2008), head of the large cap equity team, and has been a senior portfolio manager at Robeco since 1995. Mr. Pyle is a Managing Director and has been a portfolio manager for the large cap equity team of Robeco since 2004.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, and has been in the investment management business since 2002. As of July 31, 2013, Los Angeles Capital had approximately $11.7 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, and Daniel E. Allen, CFA share authority and responsibility for research and the day-to-day management of the fund's portfolio.

Thomas D. Stevens, CFA, Chairman and Principal, co-founded Los Angeles Capital in 2002. He is responsible for setting the firm's strategic goals and is also an integral member of the firm's portfolio management team. He has worked in investment management and has managed portfolios since 1976. Hal W. Reynolds, CFA, Chief Investment Officer and Principal, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's Director of Research to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA, Director of Global Equities and Principal, joined Los Angeles Capital in 2009. He is responsible for developing global equity applications for clients and is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting.

PACE Large Co Growth Equity Investments. Delaware Investments Fund Advisers ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") serve as investment advisors for PACE Large Co Growth Equity Investments.

Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group Limited ("Macquarie"), an Australian bank holding company. Macquarie is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia. As of September 30, 2013, Delaware and its investment advisory affiliates had more than $180 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by Delaware.

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Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen, held its fund responsibilities since December 2007.

Jeffrey S. Van Harte, Senior Vice President and Chief Investment Officer, joined Delaware in April 2005 and is the firm's chief investment officer for the Focus Growth Equity team. Most recently, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Christopher J. Bonavico, Vice President, Senior Portfolio Manager and Equity Analyst, joined Delaware in April 2005 and is a senior portfolio manager on the firm's Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management (1993 to 2005).

Daniel J. Prislin, Vice President, Senior Portfolio Manager and Equity Analyst, joined Delaware in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, Vice President, Portfolio Manager and Equity Analyst, joined Delaware in April 2005 as a portfolio manager on the firm's Focus Growth Equity team. Previously, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

Roxbury is a Delaware limited liability company located at 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343. Roxbury is a registered investment adviser founded in 1986. Roxbury offers an array of equity strategies across the market capitalization spectrum and provides equity management to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of September 30, 2013, Roxbury had approximately $1.155 billion in assets under management. Roxbury provides various administrative, operational and business services to Mar Vista Investment Partners, LLC ("Mar Vista"), an affiliate of Roxbury that assists with the management of certain of its strategies.

Roxbury uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Roxbury. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 20 years of investment experience.

Mr. Myers is a portfolio manager. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 20 years of investment experience.

J.P. Morgan is located at 270 Park Avenue, New York, New York 10017 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2013, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management. Gregory B. Luttrell, managing director, is a portfolio manager in the U.S. Equity Group responsible for managing the Concentrated Large Cap Growth Strategy. Prior to joining the firm in 2007, Mr. Luttrell worked as a portfolio manager at TIAA-CREF where he managed large cap growth and mid cap growth funds. Mr. Luttrell also has had previous experience as an analyst covering the healthcare, financial services and technology sectors.

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PACE Small/Medium Co Value Equity Investments. Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as investment advisors for PACE Small/Medium Co Value Equity Investments.

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $12.8 billion in assets under management as of September 30, 2013. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Samir Sikka has served as a portfolio manager to the fund since February 2007. From July 2006 to February 2007, Mr. Sikka was a senior analyst for the MetWest Capital team managing the fund, and he served as Senior Vice President and Senior Analyst of Trust Company of the West from April 1999 to February 2006. He has over 15 years of industry experience.

Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666. Systematic, an investment advisor founded in 1982, has approximately $13.0 billion in assets under management as of September 30, 2013. Ronald M. Mushock and D. Kevin McCreesh are primarily responsible for the day-to-day management of the fund's assets allocated to Systematic. They have held their responsibilities advising the fund since May 2009. Mr. Mushock has been the lead portfolio manager for all of Systematic's mid cap portfolios since their inception in 2000 and all of Systematic's small/mid cap portfolios since their inception in 2002. He became a Managing Partner at Systematic in 2005. Mr. McCreesh, Managing Partner, has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for all of Systematic's large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadviser to mutual funds and as an investment adviser to institutions and individuals and has approximately $8.4 billion in assets under management as of September 30, 2013. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfolio managers since March 2012. Julie Kutasov is a Portfolio Manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization financials and producer durables sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is a Portfolio Manager and a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization producer-durables and energy sectors. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management.

PACE Small/Medium Co Growth Equity Investments. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade"), Riverbridge Partners, LLC ("Riverbridge"), Lee Munder Capital Group, LLC ("LMCG") and Timpani Capital Management LLC ("Timpani") currently serve as investment advisors for PACE Small/Medium Co Growth Equity Investments. Copper Rock is located at 200 Clarendon Street, Boston, Massachusetts 02116. Copper Rock was founded and has been managing funds since 2005 and has held its investment management responsibilities for the fund since March 1, 2007. As of September 30, 2013, Copper Rock had over $2.4 billion in assets under management.

Tucker Walsh is responsible for the day-to-day management of Copper Rock's portion of the fund's assets. He has been the primary portfolio manager since March 2007. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Prior to that, he was an Equity Analyst at Chilton Investment Company, Merrill Lynch and SG Cowen Asset Management. Mr. Walsh leads a

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team of eight other investment professionals, two of whom are dedicated senior traders.

Palisade is located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024. Palisade is an investment advisor with approximately $4.3 billion in assets under management as of September 30, 2013.

The Small/Smid Growth Equity investment team joined Palisade in 2009 from AG Asset Management LLC. The team originated its investment strategy at Warburg Pincus in 1989 and continued its same investment process when that firm was merged into Credit Suisse Asset Management in 1999. The Growth Equity team averages more than 19 years of experience, has worked together an average of 11 years, and is currently responsible for approximately $1.7 billion as of September 30, 2013 in three strategies: small/medium cap growth, small cap growth, and mid-cap growth. Sammy Oh, who has been a portfolio manager of the fund since October 2005, is primarily responsible for the day-to-day management of the fund's assets allocated to Palisade and leads the six-person investment team managing these strategies.

Sammy Oh is a senior portfolio manager and analyst specializing in small and smid cap growth US equity portfolios. He was previously with AG Asset Management LLC from 2004-2009. Prior to 2004, he was a managing director at Credit Suisse Asset Management.

Palisade employs a team approach. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. As senior portfolio manager, Sammy Oh has final decision making responsibility and is responsible for implementing the team's investment decisions. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process.

Riverbridge is located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment manager with approximately $4.7 billion in assets under management as of September 30, 2013. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. Mark Thompson leads a seven-person investment team, three of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987.

LMCG, an SEC registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in 2000. In 2009, LMCG became an affiliate of Convergent Capital Management LLC, which acquired a majority ownership stake in the firm. As of September 30, 2013, LMCG managed and advised assets of approximately $5.7 billion.

Andrew Morey, CFA, is responsible for the day-to-day management of LMCG's portion of the fund's assets. Mr. Morey is the Portfolio Manager of LMCG's Small Cap Growth and Small/Mid Cap Growth strategies. Prior to joining LMCG, Mr. Morey was a Partner with Crosswind Investments, LLC and the portfolio manager for the Crosswind Small and Small/Mid Cap Growth strategies. Andrew was also the founder and lead portfolio manager of Tartan Partners, LLC. Prior to Tartan Partners, Mr. Morey worked at State Street Research & Management from 1995-2005.

Timpani is located at Two Park Plaza, 10850 West Park Place, Suite 1020, Milwaukee, Wisconsin 53212. Timpani was founded in 2008 to offer small cap growth investment strategies. Timpani is an investment advisor with approximately $179 million in assets under management as of October 31, 2013.

Brandon Nelson is responsible for the day-to-day management of Timpani's portion of the fund's assets. Mr. Nelson is the Chief Investment Officer of Timpani and leads the three-person investment team managing the small cap growth strategy. Prior to co-founding Timpani in April 2008, Mr. Nelson was a senior portfolio manager and managing director at Wells Capital Management since 2005. Prior to that, he was with Strong Capital Management, Inc. as a research analyst from 1996 to 2000 and as a portfolio manager from 2000 to 2005.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan

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Investment Management Inc. ("J.P. Morgan"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2013, Mondrian managed over $66 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio manager and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel G. May, and Russell J. Mackie, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for the Pacific region. Ms. Desmond is chief investment officer of international equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since July 2009. Mr. May also joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He has served as a portfolio manager for the fund since 2004. He is currently Deputy Chief Executive Officer. Mr. Mackie joined Mondrian in 1997. He is a Senior Portfolio Manager in the Non-US Equity Team and has served as a portfolio manager of the fund since October 2010.

J.P. Morgan is located at 270 Park Avenue, New York, New York 10017 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2013, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management. Jeroen Huysinga is primarily responsible for the day-to-day management for the portion of the fund managed by J.P. Morgan. Mr. Huysinga is a Managing Director and a portfolio manager in the Global Equities Team. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga has served as a portfolio manager of the fund since November 2010.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, and has been in the investment management business since 2002. As of July 31, 2013, Los Angeles Capital had approximately $11.7 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, and Daniel E. Allen, CFA share authority and responsibility for research and the day-to-day management of the fund's portfolio.

Thomas D. Stevens, CFA, Chairman and Principal, co-founded Los Angeles Capital in 2002. He is responsible for setting the firm's strategic goals and is also an integral member of the firm's portfolio management team. He has worked in investment management and has managed portfolios since 1976. Hal W. Reynolds, CFA, Chief Investment Officer and Principal, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's Director of Research to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA, Director of Global Equities and Principal, joined Los Angeles Capital

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in 2009. He is responsible for developing global equity applications for clients and is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting.

Chautauqua is located at 921 Walnut Street, Suite 250, Boulder, Colorado, 80302, United States. Chautauqua is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2013, Chautauqua had approximately $653.9 million in assets under management.

The investment team is comprised of Brian M. Beitner, CFA, Michael Mow, CFA, and Amanda Prentiss. Brian Beitner, CFA, formed Chautauqua in January 2009. Prior to this, he was a member of the TCW Group, Inc's ("TCW") Concentrated Core Equities portfolio management team from 1998 through 2008. Prior to working at TCW, he was with Scudder Kemper Investments, Donaldson, Lufkin and Jenrette, Bear Stearns & Co., and Security Pacific Bank in roles including portfolio management, research and trading. Michael Mow, CFA, joined Chautauqua in 2009, after spending eight years as a Senior Investment Analyst at American Century Investments. Before that he was at TCW for eight years where he worked as an equity analyst and portfolio manager. Amanda Prentiss joined Chautauqua in 2009. Prior to joining Chautauqua, she worked at TCW as an economist from 2004 to 2008, TD Securities in London and Goldman Sachs in London and Frankfurt.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company, L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG") serve as investment advisors for PACE International Emerging Markets Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2013, Mondrian managed over $66 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is reg-

istered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team. Four other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Mr. Miller joined Mondrian in 2000 and is currently the Chief Investment Officer for Emerging Markets Equities. Ms. Chong joined Mondrian in 2000 and has served as a senior portfolio manager for the fund since 2004. Mr. Halton joined Mondrian in 2004 and has served as a portfolio manager for the fund since July 2006.

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William Blair is located at 222 W. Adams St., Chicago, IL 60606. William Blair Investment Management is the asset management operation of William Blair, and it consists of the institutional, mutual fund, and wealth management businesses. William Blair Investment Management provides portfolio management for international, domestic, and global equities funds and accounts, as well as domestic fixed income funds and accounts. Todd M. McClone and Jeffrey A. Urbina are primarily responsible for the day-to-day management of the fund, and have served as portfolio managers since March 2011. As of September 30, 2013, William Blair has $58.4 billion in assets under management.

Todd M. McClone, CFA, is a Principal of William Blair. Mr. McClone has been with the firm since 2000. He is the lead portfolio manager for the emerging leaders strategy and is a portfolio manager for the emerging markets growth strategy. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management, Inc. Prior to joining Strong Capital Management, Inc., he was a Corporate Finance Research Analyst with Piper Jaffray & Co. At Piper Jaffray & Co., he worked with the corporate banking financials team on a variety of transactions, including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations.

Jeffrey A. Urbina, CFA, is a Principal of William Blair. Mr. Urbina joined William Blair's Investment Management Department in 1996 as an international portfolio manager. He is the lead portfolio manager for the international small cap growth and emerging markets growth strategies, and is a portfolio manager for the emerging leaders strategy. From 1991 to 1996, he was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager at Van Kampen American Capital, Inc. During his five years at Van Kampen American Capital, Inc., he also served as Director of Fixed Income Research and was a member of the Investment Policy Committee. Before joining Van Kampen American Capital, Inc., he spent ten years at Citicorp, Inc. in various capacities, including as a Vice President in the commercial real estate group in Chicago and as commercial lending officer in the bank's Denver office. He began his banking career at Harris N.A. in Chicago, where he was an International Banking officer.

LMCG, an SEC registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in 2000. In 2009, LMCG became an affiliate of Convergent Capital Management LLC, which acquired a majority ownership stake in the firm. As of September 30, 2013, LMCG managed and advised assets of approximately $5.7 billion.

Gordon Johnson is the lead portfolio manager for the LMCG Emerging Markets strategy. Prior to joining LMCG in August 2006, Mr. Johnson spent six years at Evergreen Investments, where he served as senior portfolio manager and Senior Vice President/Director for the firm's Global Structured Products group. Prior to joining Evergreen, Mr. Johnson spent seven years at Colonial Management, where he served as portfolio manager for a quantitative/fundamentally managed global mid-cap balanced fund and was Director and Vice President of Quantitative Research. Mr. Johnson has also held teaching positions at the University of Massachusetts and California State University.

Shannon Ericson is a portfolio manager and analyst for the LMCG Emerging Markets strategy. Prior to joining LMCG in August 2006, Ms. Ericson spent six years at Evergreen Investments Group, where she served as Vice President, Quantitative Equities Analyst for the firm's Global Structural Products group. Ms. Ericson had previously spent six years at Independence International Associates, Inc., where she served as Vice President, Quantitative International Equities, and four years at Mellon Trust Company.

Vikram Srimurthy is a portfolio manager and analyst for the LMCG Emerging Markets strategy. Prior to joining the firm in August 2006, Mr. Srimurthy spent six years at Evergreen Investments, where he served as Vice President for the firm's Global Structured Products group and was primarily responsible for quantitative research and developing custom portfolio construction tools.

Daniel Getler is an analyst for the LMCG Emerging Markets strategy. Mr. Getler joined the International Team in January 2013 after working on several projects with the team. Prior to joining LMCG in 2010, Mr. Getler spent one year at Globe Tax Services.

PACE Global Real Estate Securities Investments. CBRE Clarion Securities LLC ("CBRE Clarion") and
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Brookfield Investment Management Inc. ("Brookfield") serve as the investment advisors for PACE Global Real Estate Securities Investments.

CBRE Clarion is located at 201 King of Prussia Road, Radnor, Pennsylvania 19087. As of September 30, 2013, CBRE Clarion had approximately $23 billion in assets under management. CBRE Clarion primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations.

CBRE Clarion uses a team approach in its investment management decisions. CBRE Clarion's portfolio management team includes thirteen professionals globally, led by T. Ritson Ferguson, the firm's Chief Executive Officer and Co-Chief Investment Officer. Mr. Ferguson, along with Co-Chief Investment Officers Steven D. Burton and Joseph P. Smith, are primarily responsible for the day-to-day management of the fund's assets allocated to CBRE Clarion. They have served as portfolio managers for the fund since November 2009.

Mr. Ferguson has served as Chief Investment Officer of CBRE Clarion and its predecessor firms since 1991. He has 27 years of real estate investment experience. Mr. Burton, Co-Chief Investment Officer and Senior Portfolio Manager, joined CBRE Clarion in 1995. He is a senior member of the CBRE Clarion portfolio management team, having 29 years of investment experience. Mr. Smith, Co-Chief Investment Officer and Senior Portfolio Manager, joined CBRE Clarion in 1997. He is a senior member of the CBRE Clarion portfolio management team, having 23 years of investment experience.

Brookfield is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1010. As of September 30, 2013, Brookfield and its affiliates had approximately $19.9 billion in assets under management. Brookfield specializes in managing global REITs on behalf of clients in Australia, Europe and North America. Jason Baine and Bernhard Krieg are primarily responsible for the day-to-day management of the fund's assets allocated to Brookfield. They have served as portfolio managers for the fund since November 2009.

Mr. Baine, global portfolio manager, has 17 years of investment management experience in the real estate securities area, including portfolio management for institutional accounts. Mr. Baine has been with Brook-

field and its affiliates since 2001. Mr. Krieg, global portfolio manager, joined Brookfield in April 2006. Mr. Krieg was previously a senior vice president and senior analyst for Haven Funds, a real estate securities hedge fund. Prior to this, he was a vice president and senior analyst at Security Capital Research and Management.

PACE Alternative Strategies Investments. Analytic Investors, LLC ("Analytic Investors"), First Quadrant, L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and UBS Global AM serve as investment advisors for PACE Alternative Strategies Investments.

Analytic Investors has offices at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. As of September 30, 2013, Analytic Investors had approximately $8.1 billion in assets under management. Analytic Investors was founded in 1970 and has served as an investment advisor to the fund since its inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of Analytic Investors' portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies. Harindra de Silva heads the research efforts for the team.

Dennis Bein, Chief Investment Officer and a portfolio manager, joined Analytic Investors in 1995 and has 24 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 12 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 27 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

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First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, California 91101. As of September 30, 2013, First Quadrant had approximately $16.5 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its joint venture partners. First Quadrant is a systematic investment management boutique founded in 1988 and has served as an investment advisor to the fund since April 2009.

As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Dori Levanoni and Ed Peters are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009 and July 2012, respectively.

Dori Levanoni is the First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

Ed Peters is a partner and Co-Head of Global Macro and is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Prior to joining First Quadrant in June 2008 he spent 23 years with PanAgora Asset Management where he was, over time, an equity portfolio manager, Director of Tactical Asset Allocation, Chief Investment Officer of Macro Investments, and Chief Investment Officer.

Standard Life Investments' head office is located at 1 George Street, Edinburgh, Scotland, UK, EH2 2LL, and its U.S. office is located at One Beacon Street, 34th Floor, Boston, Massachusetts 02108. As of September 30, 2013, Standard Life Investments had

approximately $290.8 billion in assets under management. Standard Life Investments' sole business is asset management. Standard Life Investments manages assets on behalf of the Standard Life Group and a wide range of third party clients through a variety of investment vehicles. Standard Life Investments offers discretionary asset management services across a broad range of asset classes, delivered via a variety of product structures.

Standard Life Investments uses a team approach in its investment management decisions. The investment team is led by Guy Stern, who is primarily responsible for the day-to-day management of Standard Life Investments' portion of the fund. He has served as portfolio manager of the fund since August 2010. Mr. Stern, Head of Multi-Asset and Macro Investing, joined Standard Life Investments in 2008. From 2002 to 2008, Mr. Stern held the position of Chief Investment Officer at Credit Suisse Asset Management. Mr. Stern has 30 years of investment industry experience, and has specific expertise in managing multi-asset solutions.

The portion of the fund's assets allocated to UBS Global AM is managed by its Multi-Managed Solutions ("MMS") team, part of UBS Global AM's Global Investment Solutions ("GIS") team. Mabel Lung, CFA, Gina Toth, CFA, and Fred Lee, CFA, are the portfolio managers primarily responsible for the day-to-day management of the fund's assets allocated to UBS Global AM, where UBS Global AM invests in other unaffiliated pooled investment vehicles and index futures. They have served as portfolio managers for the fund since March 2014.

Mabel Lung, CFA, has been responsible for overseeing the PACE funds since their inception in 1995. Ms. Lung has been a member the Global Investment Solutions ("GIS") team since 2005. Ms. Lung has 29 years of investment experience.

Gina Toth, CFA, joined UBS Global AM in March 2013 and is responsible for overseeing the PACE fixed income and global real estate funds. She also monitors internal UBS fixed income strategies for use within custom solutions designed by the broader GIS team. Previously, Ms. Toth worked at AllianceBernstein as a Senior Portfolio Manager in New York and Sydney from 2007 to 2012, specializing in multi-asset portfolios, asset alloca-

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tion and custom solutions for the institutional, high-net worth and retail channels, encompassing both traditional and non-traditional asset classes. She also spent 14 years in New York and London as a fixed income portfolio manager of US and global portfolios.

Fred Lee, CFA, located in UBS Global AM's London office, has been heading the Portfolio Construction & Quantitative Research & Analysis team within the MMS team since January 2009. His responsibilities include overseeing and continuously improving the investment process for the MMS team. Mr. Lee joined UBS Global AM in 2006 as a Risk Analyst where he provided risk assessment and monitoring for all client portfolios using industry standard and proprietary systems. Prior to joining UBS Global AM, Mr. Lee worked as a consultant for MSCI Barra providing advice to large investment managers across Europe on the interpretation and use of risk models and analytics.

Other information

The Trust, with respect to each fund except PACE Alternative Strategies Investments, has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a CPO under the CEA. The Commodity Futures Trading Commission ("CFTC") has adopted recent amendments to rules under the CEA that significantly affect the exclusion available to the funds, and UBS Global AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. Also, one or more funds may consider steps, such as substantial investment strategy changes, in order for the Trust (except with respect to PACE Alternative Strategies Investments) to continue to qualify for the CPO exclusion. PACE Alternative Strategies Investments' current net asset value per share is available to investors at http://www.ubs.com/us/en/asset_management/individual_investors/ii_pace.html.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

Dividends and taxes

Dividends

PACE Money Market Investments normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

While PACE Money Market Investments declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor at UBS Financial Services Inc. or, if you are no longer a participant in the PACESM Select Advisors Program, your financial intermediary. Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

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Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares (except PACE Money Market Investments) for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax. However, you will not recognize any gain on the sale of your shares in PACE Money Market Investments so long as it maintains a share price of $1.00.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

For taxable years beginning after December 31, 2012, the maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

As noted above, shareholders will pay the PACE Select Advisors Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means that such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and if it elects to do so, then your share of such foreign taxes would generally be included in your income and, subject to certain limitations, you would generally be entitled to a foreign tax credit in computing your taxes.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Beginning with the 2012 calendar year, the funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 28% of your distributions and redemption proceeds to pay US federal income taxes.

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Taxable distributions to non-residents are expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings

Each equity series of the Trust will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, 25 days after the end of the calendar quarter.

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568.

PACE Money Market Investments will disclose on UBS Global AM's Web site, within five business days after the end of each month, (i) a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund, and (ii) an update for the fund showing additional portfolio characteristics, such as exposure to European banks and their affiliates, broken down by country, including weighted average life or weighted average maturity information per country. This information will be posted on the UBS Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund's Forms N-MFP will be available on the SEC's Web site, on a delayed basis; UBS Global AM's Web site will also contain a link to these filings which will become publicly available two months after filing with the SEC.

Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

Disclosure of market-based net asset values

On a weekly basis, PACE Money Market Investments will post its market-based net asset value per share ("market-based NAV") as of the business day prior to the posting date on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings. The market-based NAV will be calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its net asset value per share to four decimal places.

The market-based NAV will be provided for informational purposes only. For purposes of transactions in the shares of PACE Money Market Investments, in accordance with Rule 2a-7 (the primary Federal law governing money market funds), the price for shares will continue to be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the fund's prospectus and Statement of Additional Information.

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Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by [ ], an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

PACE Money Market Investments

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.008
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.01%	0.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%	0.89%	0.88%	0.90%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.19%	0.19%	0.25%	0.27%	0.59%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.78%
Supplemental data:
Net assets, end of year (000's)	$309,842	$337,091	$365,844	$386,217	$529,959

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

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PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.47	$13.32	$13.71	$13.36	$12.87
Net investment income[1]	0.14	0.26	0.32	0.44	0.61
Net realized and unrealized gains (losses)	(0.39)	0.34	0.21	0.86	0.55
Net increase (decrease) from operations	(0.25)	0.60	0.53	1.30	1.16
Dividends from net investment income	(0.34)	(0.38)	(0.41)	(0.49)	(0.67)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.59)	(0.45)	(0.92)	(0.95)	(0.67)
Net asset value, end of year	$12.63	$13.47	$13.32	$13.71	$13.36
Total investment return[2]	(1.97)%	4.52%	4.08%	10.20%	9.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%	0.85%	0.86%[3]	0.88%[3]	0.86%[3]
Expenses after fee waivers and/or expense reimbursements	0.74%	0.77%	0.77%[3]	0.77%[3]	0.77%[3]
Net investment income	1.08%	1.93%	2.41%	3.30%	4.66%
Supplemental data:
Net assets, end of year (000's)	$447,362	$453,841	$453,931	$477,172	$422,024
Portfolio turnover	1,336%	1,046%	1,105%	1,065%	877%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

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PACE Intermediate Fixed Income Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.43	$12.16	$12.02	$11.59	$11.51
Net investment income[1]	0.15	0.24	0.29	0.37	0.47
Net realized and unrealized gains (losses)	(0.23)	0.28	0.13	0.48	0.09
Net increase (decrease) from operations	(0.08)	0.52	0.42	0.85	0.56
Dividends from net investment income	(0.15)	(0.25)	(0.28)	(0.42)	(0.48)
Net asset value, end of year	$12.20	$12.43	$12.16	$12.02	$11.59
Total investment return[2]	(0.68)%	4.33%	3.58%	7.51%	5.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.74%[3]	0.74%	0.72%[3]	0.73%[3]	0.74%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%	0.68%[3]	0.68%[3]	0.68%
Net investment income	1.22%	1.97%	2.43%	3.16%	4.22%
Supplemental data:
Net assets, end of year (000's)	$415,894	$421,822	$411,723	$420,801	$353,068
Portfolio turnover	818%	398%	664%	974%	512%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

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PACE Strategic Fixed Income Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.29	$14.55	$14.55	$13.08	$13.74
Net investment income[1]	0.44	0.46	0.52	0.50	0.64
Net realized and unrealized gains (losses)	(0.78)	1.10	0.44	1.60	0.38
Net increase (decrease) from operations	(0.34)	1.56	0.96	2.10	1.02
Dividends from net investment income	(0.46)	(0.55)	(0.55)	(0.61)	(0.76)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.79)	(0.82)	(0.96)	(0.63)	(1.68)
Net asset value, end of year	$14.16	$15.29	$14.55	$14.55	$13.08
Total investment return[2]	(2.37)%	11.09%	6.88%	16.39%	8.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.81%[3]	0.82%[3]	0.84%	0.87%	0.87%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.81%[3]	0.81%[3]	0.81%	0.81%	0.82%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.96%	3.10%	3.63%	3.62%	5.00%
Supplemental data:
Net assets, end of year (000's)	$833,352	$795,829	$746,653	$691,186	$584,235
Portfolio turnover	186%	162%	444%	239%	178%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

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PACE Municipal Fixed Income Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.57	$13.00	$12.95	$12.45	$12.16
Net investment income[1]	0.36	0.40	0.41	0.42	0.44
Net realized and unrealized gains (losses)	(0.60)	0.57	0.05	0.50	0.29
Net increase (decrease) from operations	(0.24)	0.97	0.46	0.92	0.73
Dividends from net investment income	(0.36)	(0.40)	(0.41)	(0.42)	(0.44)
Distributions from net realized gains	(0.06)	—	—	—	—
Total dividends and distributions	(0.42)	(0.40)	(0.41)	(0.42)	(0.44)
Net asset value, end of year	$12.91	$13.57	$13.00	$12.95	$12.45
Total investment return[2]	(1.82)%	7.56%	3.67%	7.54%	6.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.70%	0.72%	0.72%	0.74%	0.74%
Expenses after fee waivers and/or expense reimbursements	0.66%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.70%	3.00%	3.21%	3.33%	3.61%
Supplemental data:
Net assets, end of year (000's)	$300,838	$231,010	$229,062	$229,028	$187,814
Portfolio turnover	69%	32%	34%	10%	25%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
138

PACE Select Advisors Trust

PACE International Fixed Income Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.40	$12.52	$11.43	$11.64	$11.84
Net investment income[1]	0.21	0.28	0.28	0.30	0.33
Net realized and unrealized gains (losses)	(0.72)	(0.57)	1.14	0.23	(0.07)
Net increase (decrease) from operations	(0.51)	(0.29)	1.42	0.53	0.26
Dividends from net investment income	(0.17)	(0.83)	(0.33)	(0.72)	(0.46)
Return of capital	(0.16)	—	—	(0.02)	—
Total dividends and return of capital	(0.33)	(0.83)	(0.33)	(0.74)	(0.46)
Net asset value, end of year	$10.56	$11.40	$12.52	$11.43	$11.64
Total investment return[2]	(4.59)%	(2.12)%	12.60%	4.65%	2.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.10%[3]	1.11%	1.11%	1.15%	1.17%
Expenses after fee waivers and/or expense reimbursements	1.00%[3]	1.00%	1.00%	1.00%	1.00%
Net investment income	1.88%	2.37%	2.38%	2.56%	3.09%
Supplemental data:
Net assets, end of year (000's)	$467,121	$430,268	$465,625	$404,680	$364,616
Portfolio turnover	63%	40%	66%	67%	37%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

UBS Global Asset Management
139

PACE Select Advisors Trust

PACE High Yield Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.17	$10.41	$10.18	$8.95	$9.04
Net investment income[1]	0.66	0.72	0.77	0.85	0.69
Net realized and unrealized gains (losses)	0.41	(0.14)	0.26	1.20	0.02
Net increase from operations	1.07	0.58	1.03	2.05	0.71
Dividends from net investment income	(0.65)	(0.71)	(0.75)	(0.76)	(0.80)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.81)	(0.82)	(0.80)	(0.82)	(0.80)
Net asset value, end of year	$10.43	$10.17	$10.41	$10.18	$8.95
Total investment return[2]	10.70%	6.19%	10.30%	23.60%	9.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%	1.15%	1.15%	1.19%	1.34%
Expenses after fee waivers and/or expense reimbursements	1.05%	1.10%	1.10%	1.10%	1.10%
Net investment income	6.28%	7.21%	7.36%	8.60%	8.80%
Supplemental data:
Net assets, end of year (000's)	$357,726	$271,352	$248,197	$209,650	$147,029
Portfolio turnover	26%	20%	36%	30%	49%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
140

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013[1]	2012	2011	2010	2009
Net asset value, beginning of year	$17.26	$17.10	$14.76	$13.16	$16.69
Net investment income[2]	0.27	0.28	0.20	0.16	0.22
Net realized and unrealized gains (losses)	5.27	0.14	2.31	1.61	(3.44)
Net increase (decrease) from operations	5.54	0.42	2.51	1.77	(3.22)
Dividends from net investment income	(0.28)	(0.26)	(0.17)	(0.17)	(0.31)
Net asset value, end of year	$22.52	$17.26	$17.10	$14.76	$13.16
Total investment return[3]	32.47%	2.64%	17.07%	13.48%	(19.01)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%	0.93%	0.93%	0.95%	0.99%
Expenses after fee waivers and/or expense reimbursements	0.91%	0.93%	0.93%	0.95%	0.99%
Net investment income	1.40%	1.66%	1.18%	1.05%	1.76%
Supplemental data:
Net assets, end of year (000's)	$1,135,014	$991,824	$1,020,412	$899,926	$819,420
Portfolio turnover	71%	62%	49%	61%	87%

1  As of the close of business, May 28, 2013, Westwood Management Corp. was terminated as investment sub-advisor and Robeco Investment Management became an investment sub-advisor of the fund on May 29, 2013. Institutional Capital LLC and Pzena Investment Management LLC also continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
141

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of year	$19.77	$18.97	$15.21	$13.59	$16.94
Net investment income[4]	0.14	0.05	0.04	0.03	0.06
Net realized and unrealized gains (losses)	4.15	0.79	3.75	1.66	(3.32)
Net increase (decrease) from operations	4.29	0.84	3.79	1.69	(3.26)
Dividends from net investment income	(0.11)	(0.04)	(0.03)	(0.07)	(0.02)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.11)	(0.04)	(0.03)	(0.07)	(0.09)
Net asset value, end of year	$23.95	$19.77	$18.97	$15.21	$13.59
Total investment return[5]	21.79%	4.48%	24.92%	12.42%	(19.19)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%	0.96%	0.97%	0.99%	1.01%
Expenses after fee waivers and/or expense reimbursements	0.95%	0.96%	0.96%	0.96%	0.97%
Net investment income	0.65%	0.24%	0.24%	0.19%	0.50%
Supplemental data:
Net assets, end of year (000's)	$1,113,514	$1,036,636	$1,068,052	$895,889	$822,192
Portfolio turnover	76%	54%	84%	91%	100%

1  As of the close of business, October 4, 2012, Marsico Capital Management, LLC and Wellington Management Company, LLP were terminated as investment sub-advisors to the fund and J.P. Morgan Investment Management became an investment sub-advisor of the fund on October 5, 2012. Delaware Investments Fund Advisers and Roxbury Capital Management, LLC also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for the fund was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Investments Fund Advisers at the close of business on November 29, 2010.

3  A portion of the investment advisory function for the fund was transferred to Roxbury Capital Management, LLC on May 25, 2010.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
142

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of year	$16.94	$17.38	$14.53	$12.20	$14.53
Net investment income (loss)[4]	0.15	0.06	(0.01)	0.02	0.07
Net realized and unrealized gains (losses)	5.67	(0.50)	2.87	2.34	(2.30)
Net increase (decrease) from operations	5.82	(0.44)	2.86	2.36	(2.23)
Dividends from net investment income	(0.13)	(0.00)[5]	(0.01)	(0.03)	(0.10)
Distributions from net realized gains	—	—	—	—	(0.00)[5]
Total dividends and distributions	(0.13)	(0.00)[5]	(0.01)	(0.03)	(0.10)
Net asset value, end of year	$22.63	$16.94	$17.38	$14.53	$12.20
Total investment return[6]	34.51%	(2.51)%	19.66%	19.38%	(15.14)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.15%	1.22%	1.17%	1.25%	1.32%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.16%[7]	1.16%	1.16%	1.16%	1.16%
Net investment income (loss)	0.79%	0.37%	(0.05)%	0.14%	0.66%
Supplemental data:
Net assets, end of year (000's)	$448,879	$354,936	$387,634	$345,494	$310,059
Portfolio turnover	97%	72%	70%	81%	111%

1  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment sub-advisor to PACE Small/Medium Co Value Equity Investments. Cash from the sale of securities from the portfolio managed by Buckhead Capital Management, LLC was transferred to Kayne Anderson Rudnick Management, LLC, Systematic Financial Management, L.P. and Metropolitan West Capital Management, LLC; which continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for the fund was transferred to Kayne Anderson Rudnick Management, LLC on March 6, 2012.

3  A portion of the investment advisory function for the fund was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
143

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of year	$16.97	$17.14	$12.62	$10.90	$13.36
Net investment loss[2]	(0.06)	(0.09)	(0.11)	(0.06)	(0.03)
Net realized and unrealized gains (losses)	5.52	(0.08)	4.63	1.78	(2.43)
Net increase (decrease) from operations	5.46	(0.17)	4.52	1.72	(2.46)
Distributions from net realized gains	(0.30)	—	—	—	—
Net asset value, end of year	$22.13	$16.97	$17.14	$12.62	$10.90
Total investment return[3]	32.57%	(0.99)%	35.82%	15.78%	(18.41)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%	1.18%	1.16%	1.23%	1.31%
Expenses after fee waivers and/or expense reimbursements	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.30)%	(0.56)%	(0.67)%	(0.50)%	(0.31)%
Supplemental data:
Net assets, end of year (000's)	$457,011	$383,330	$423,310	$338,951	$310,425
Portfolio turnover	60%	94%	103%	133%	154%

1  A portion of the investment advisory function for the fund was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
144

PACE Select Advisors Trust

PACE International Equity Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011[1]	2010	2009
Net asset value, beginning of year	$11.60	$13.39	$11.69	$11.70	$16.16
Net investment income[2]	0.28	0.29	0.29	0.22	0.29
Net realized and unrealized gains (losses)	2.35	(1.71)	1.66	0.05	(4.21)
Net increase (decrease) from operations	2.63	(1.42)	1.95	0.27	(3.92)
Dividends from net investment income	(0.31)	(0.37)	(0.25)	(0.28)	(0.54)
Net asset value, end of year	$13.92	$11.60	$13.39	$11.69	$11.70
Total investment return[3]	22.92%	(10.39)%	16.79%	2.21%	(23.81)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.17%	1.18%[4]	1.16%	1.18%	1.22%
Expenses after fee waivers and/or expense reimbursements	1.17%[5]	1.18%[4]	1.16%[5]	1.18%	1.22%
Net investment income	2.12%	2.54%	2.20%	1.80%	2.72%
Supplemental data:
Net assets, end of year (000's)	$863,063	$698,255	$817,011	$698,546	$684,359
Portfolio turnover	36%	44%	66%	60%	60%

1  A portion of the investment advisory function for the fund was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4  Includes interest expense representing less than 0.005%.

5  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios before and after fee waivers and/or expense reimbursements are the same since the fee waiver/expense reimbursement represents less than 0.01%.

UBS Global Asset Management
145

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of year	$11.98	$14.00	$12.36	$10.72	$19.68
Net investment income[3]	0.12	0.12	0.13	0.09	0.20
Net realized and unrealized gains (losses)	0.47	(1.89)	1.60	1.71	(5.77)
Net increase (decrease) from operations	0.59	(1.77)	1.73	1.80	(5.57)
Dividends from net investment income	(0.10)	(0.12)	(0.09)	(0.16)	(0.15)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.10)	(0.25)	(0.09)	(0.16)	(3.39)
Net asset value, end of year	$12.47	$11.98	$14.00	$12.36	$10.72
Total investment return[4]	4.87%	(12.49)%	14.04%	16.85%	(21.42)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.75%	1.88%	1.79%	1.85%	1.97%
Expenses after fee waivers and/or expense reimbursements	1.67%	1.88%	1.79%[5]	1.85%	1.97%
Net investment income	0.92%	0.97%	0.95%	0.78%	2.03%
Supplemental data:
Net assets, end of year (000's)	$334,525	$218,196	$264,991	$232,908	$210,680
Portfolio turnover	158%	30%	111%	60%	77%

1  As of the close of business, October 15, 2012, Delaware Investments Fund Advisers and Pzena Investment Management, LLC were terminated as investment sub-advisors to the fund and Lee Munder Capital Group, LLC became an investment sub-advisor of the fund on October 16, 2012. Mondrian Investment Partners Limited and William Blair & Company LLC also continue to provide a portion of the investment advisory function.

2  Portions of the investment advisory function for the fund were transferred to Delaware Investments Fund Advisers and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as an investment sub-advisor to the fund at the close of business on March 22, 2011.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios before and after fee waivers and/or expense reimbursements are the same since the fee waiver/expense reimbursement represents less than 0.01%.

UBS Global Asset Management
146

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Financial highlights—(continued)

	Class P
	Years ended July 31,
	2013	2012	2011	2010[1]	2009
Net asset value, beginning of year	$6.06	$6.03	$5.32	$4.86	$7.75
Net investment income[2]	0.10	0.10	0.10	0.12	0.17
Net realized and unrealized gains (losses)	0.65	0.08	1.01	0.83	(2.97)
Net increase (decrease) from operations	0.75	0.18	1.11	0.95	(2.80)
Dividends from net investment income	(0.28)	(0.15)	(0.40)	(0.49)	(0.09)
Net asset value, end of year	$6.53	$6.06	$6.03	$5.32	$4.86
Total investment return[3]	12.57%	3.47%	21.74%	20.10%	(36.09)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.52%	1.65%	1.65%	1.91%	2.17%
Expenses after fee waivers and/or expense reimbursements	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.47%	1.88%	1.77%	2.36%	3.67%
Supplemental data:
Net assets, end of year (000's)	$116,509	$108,101	$101,008	$73,866	$52,925
Portfolio turnover	92%	66%	51%	117%	127%

1  Investment advisory functions for the fund were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Securities LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
147

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Financial highlights—(concluded)

	Class P
	Years ended July 31,
	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of year	$9.41	$9.36	$9.19	$8.82	$10.51
Net investment income (loss)[5]	(0.02)	0.00[6]	0.02	0.03	0.08
Net realized and unrealized gains (losses)	0.95	0.05	0.26	0.40	(1.65)
Net increase (decrease) from operations	0.93	0.05	0.28	0.43	(1.57)
Dividends from net investment income	(0.07)	—	(0.11)	(0.06)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.07)	—	(0.11)	(0.06)	(0.12)
Net asset value, end of year	$10.27	$9.41	$9.36	$9.19	$8.82
Total investment return[7]	9.93%	0.64%	2.94%	4.71%	(14.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.74%	1.85%	1.81%	1.79%	1.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.71%	1.85%[8]	1.80%	1.75%	1.95%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.69%[8]	1.70%	1.70%	1.70%
Net investment income (loss)	(0.21)%	0.02%	0.22%	0.28%	0.93%
Supplemental data:
Net assets, end of year (000's)	$493,524	$449,925	$476,544	$399,477	$356,352
Portfolio turnover	140%	242%	295%	244%	423%

1  As of the close of business, November 30, 2012, Wellington Management Company, LLP ("Wellington") was terminated as an investment sub-advisor to the fund. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing investment advisor of the fund on December 3, 2012. Analytic Investors, LLC and Standard Life Investments (Corporate Funds) Limited also continue to provide a portion of the investment advisory function.

2  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") was terminated as an investment advisor to the fund. Cash from the sale of securities from the fund previously managed by Goldman Sachs was transferred to Standard Life Investments (Corporate Funds) Limited, an existing investment sub-advisor of the fund.

3  A portion of the investment advisory function for the fund was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010.

4  A portion of the investment advisory function for the fund was transferred to First Quadrant L.P. on April 8, 2009.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

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Appendix A

Introductory Note:

This appendix is provided for ERISA accounts pursuant to conditions imposed by a grant of individual exemptions by the Department of Labor.

The Notice of Proposed Exemption and related Grant of Individual Exemptions reproduced below date from 1996. The factual information contained therein was accurate as of that time; however, the funds have changed over the years. The information contained elsewhere in this prospectus is more current and should be relied upon where there are differences. For example:

•  the name of the Trust is now PACE Select Advisors Trust;

•  Mitchell Hutchins Asset Management Inc.'s role has been taken over by its sister company, UBS Global Asset Management (Americas) Inc. and PaineWebber Incorporated is now UBS Financial Services Inc.;

•  PaineWebber Managed Accounts Services (PMAS) is now known as Advisory and Consulting Services Department (ACS) of UBS Financial Services Inc.; and

•  certain fee arrangements have changed, new funds have been established and a number of sub-advisors have been replaced.

This document has been prepared by PAINEWEBBER Incorporated as a copy of the notice that appeared in the (FEDERAL REGISTER on FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

PaineWebber Incorporated (PaineWebber) located in New York, NY  [Application No. D-09818]

Proposed Exemption

Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).1

Section I. Covered Transactions

If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not

1  For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.

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apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This proposed exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a)  The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b)  As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c)  No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e)  PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

(h)  With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i)  The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j)  With respect to its participation in the PACE Program prior to purchasing Trust shares,

(1)  Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

(A)  A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

(B)  Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and

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other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  An investor questionnaire.

(D)  A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

(E)  A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

(F)  Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Sub-Advisers.

(G)  Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

(2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will—

(A)  Make copies of the foregoing documents available to Directing Participants.

(B)  Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

(3)  If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

(4)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent

Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is—

(A)  Independent of PaineWebber and its affiliates;

(B)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

(C)  Able to make an informed decision concerning participation in the PACE Program.

(5)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is—

(A)  Independent of PMAS and its affiliates;

(B)  Capable of making an independent decision regarding the investment of Plan assets;

(C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

(D)  Able to make an informed decision concerning participation in the PACE Program.

(k)  As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

(1)  Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

(2)  Telephone quotations from PaineWebber of such Plan's account balance.

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(3)  A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

(4)  The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(5)  A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(6)  A statement, furnished at least quarterly or annually, specifying—

(A)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

(B)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

(C)  The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

(D)  The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

(7)  Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m)  If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n)  The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o)  PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that—

(1)  A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

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(2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p)  (1)  Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a)  The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

(2)  Any officer, director or partner in such person, and

(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c)  The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d)  The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

(1)  A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under a self-directed IRA which invests in Trust shares;

(4)  An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

(5)  A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e)  The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

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(f)  The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

Summary of Facts and Representations

1.  The parties to the transactions are as follows:

(a)  PaineWebber Group (Paine Webber Group), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

(b)  PaineWebber, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

(c)    PMAS, located in Weehawken, New Jersey is responsible for individual investor account management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

(d)  Mitchell Hutchins, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

(e)  State Street Bank and Trust Company (State Street), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of

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September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

(f)    PFPC, Inc. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2.  The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and US Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share. Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3.  Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.2 Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.3 The minimum initial investment in the PACE Program is $10,000.

2  As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors.

  However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

3  According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

  As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

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Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.4

The applicants represent that the initial purchase of shares in the Trust by a Plan participating in the PACE Program may give rise to a prohibited transaction where PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.5 No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4.  Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5.  Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value6 and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Sub-Advisers who will exercise investment discretion with respect to the assets of each Portfolio.7

4  The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.

5  PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

6  The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

7  Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, Mitchell Hutchins will consider, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether a Sub-Adviser's contract should be continued.

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The Sub-Advisers will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio) on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Sub-Advisers, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Sub-Advisers will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrative services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6.  Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The applicants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.8

8  The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

  Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.

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PACE Select Advisors Trust

7.  Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8.  Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the arrangement negotiated between PMAS and the Independent Fiduciary, a PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.9

9.  If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will

9  The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

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PACE Select Advisors Trust

require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets, (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10.  After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,10 PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives, (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (e.g., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset allocation, PaineWebber reserves the right to impose reasonable limitations.

11.  Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)11; (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, to the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are

10  In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.

11  The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.

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PACE Select Advisors Trust

being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and (b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commis-

sions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12.  Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

It is currently anticipated that screening will be performed quarterly with respect to the PACE Program accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.12 The threshold for triggering rebalancing is a

12  Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.

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PACE Select Advisors Trust

percentage (presently, 2 1/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13.  PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing service available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.13 Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14.  Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.14 In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments Portfolio) that may be affiliated with PaineWebber.15 In

13  In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

14  PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

15  The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

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PACE Select Advisors Trust

the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.16

15.  Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Sub-Adviser, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16.  Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Sub-Advisers. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Sub-Advisers will be disclosed in the Trust Prospectus.

17.  As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.17 In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (e.g., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.18 In the case of

16  The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

17  The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

18  PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

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PACE Select Advisors Trust

Plans, the outside fee may be paid by the Plan or the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.19 From these management fees, Mitchell Hutchins will compensate the applicable Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Sub-Adviser, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18.  The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Sub-Advisers are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Sub-Adviser are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Sub-Adviser with respect to a Portfolio will equal the total management fee paid by that Portfolio.

Portfolio	MH management fee (precent)	SA retained fee (precent)	MH retained fee (percent)
PACE Money Market Investments	.15	.00	.15
PACE Mortgage-Backed Securities Fixed Income Investments	.50	.25	.25
PACE Intermediate Fixed Income Investments	.40	.20	.20
PACE Strategic Fixed Income Investments	.50	.25	.25
PACE Municipal Fixed Income Investments	.40	.20	.20
PACE Global Fixed Income Investments	.60	.35	.25

19  The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.

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PACE Select Advisors Trust

Portfolio	MH management fee (precent)	SA retained fee (precent)	MH retained fee (percent)
PACE Large Company Value Equity Investments	.60	.30	.30
PACE Large Company Growth Equity Investments	.60	.30	.30
PACE Small/Medium Company Value Equity Investments	.60	.30	.30
PACE Small/Medium Company Growth Equity Investments	.60	.30	.30
PACE International Equity Investments	.70	.40	.30
PACE International Emerging Markets Investments	.90	.50	.40

PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.20

The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19.  The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income

Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent; (4) PACE Small/Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent.

Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

Portfolio	Amount invested	Maximum outside quarterly fee		Outside quarterly fee
PACE Money Market Investments	$50	1.50	% (.25)	$0.1875
PACE Intermediate Fixed Income Investments	200	1.50	% (.25)	.7500
PACE Large Company Value Equity Investments	250	1.50	% (.25)	.9375
PACE Small/Medium Company Growth Equity Investments	250	1.50	% (.25)	.9375
PACE International Equity Investments	250	1.50	% (.25)	.9375
Total Outside Fee Per Quarter	1,000	—		3.7500

Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows

20  PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).

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PACE Select Advisors Trust

the Reduction Factor as applied to each of the Portfolios comprising the Trust:

Portfolio	MH retained fee (percent)	Maximum MH fee (percent)	Reduction factor (percent)
PACE Money Market Investments	.15	.15	.00
PACE Mortgage-Backed Securities Fixed Income Investments	.25	.20	.05
PACE Intermediate Fixed Income Investments	.20	.20	.00
PACE Strategic Fixed Income Investments	.25	.20	.05
PACE Municipal Fixed Income Investments	.20	.20	.00
PACE Global Fixed Income Investments	.25	.20	.05
PACE Large Company Value Equity Investments	.30	.20	.10
PACE Large Company Growth Equity Investments	.30	.20	.10
PACE Small/Medium Company Value Equity Investments	.30	.20	.10
PACE Small/Medium Company Growth Equity Investments	.30	.20	.10
PACE International Equity Investments	.30	.20	.10
PACE International Emerging Markets Investments	.40	.20	.20

Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:

(.25)[($250).10% + ($250).10% +
($250).10%] = $0.1875 or $.19.

In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:

$3.75 – $.19 = $3.56.

The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).21 A Plan investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and

21  PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

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(b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

$3.56 (net outside fee)+(.25) [($50+$200+$250+$250+$250).20%]
(administrative services fee)+(.25)

[($50).15% + ($200).20% + ($250 + $250 + $250).30%] (inside fee) = $4.74.

Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20.  PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21.  The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22.  In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

(a)  The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.

(b)  An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

(c)    No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

(d)  Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

(e)  PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)    With the exception of Mitchell Hutchins which will manage the PACE Money Market Investments Portfolio, any Sub-Adviser appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.

(g)  The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on

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investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.

(h)  Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

(i)    On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to

PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 Federal Register Vol. 61, No. 148  Wednesday, July 31, 1996

[Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818, et al.]  Notices

Grant of Individual Exemptions; PaineWebber Incorporated

Agency: Pension and Welfare Benefits Administration, Labor.

Action: Grant of individual exemptions.

Summary: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

Notices were published in the Federal Register of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C.. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests for a hearing, unless otherwise stated, were received by the Department.

The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

Statutory Findings

In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836,

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32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a)  The exemptions are administratively feasible;

(b)  They are in the interests of the plans and their participants and beneficiaries; and

(c)  They are protective of the rights of the participants and beneficiaries of the plans.

PaineWebber Incorporated (PaineWebber), located in New York, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

Exemption

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and

(b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a)  The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b)  As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c)  No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e)  PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h)  With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

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(i)  The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j)  With respect to its participation in the PACE Program prior to purchasing Trust shares,

(1)  Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

(A)  A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

(B)  Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  An investor questionnaire.

(D)  A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

(E)  A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

(F)  Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

(G)  Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

(2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will—

(A)  Make copies of the foregoing documents available to Directing Participants.

(B)  Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

(3)  If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

(4)  With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is—

(A)  Independent of PaineWebber and its affiliates;

(B)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

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(C)  Able to make an informed decision concerning participation in the PACE Program.

(5)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

(A)  Independent of PMAS and its affiliates;

(B)  Capable of making an independent decision regarding the investment of Plan assets;

(C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

(D)  Able to make an informed decision concerning participation in the PACE Program.

(k)  As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

(1)  Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

(2)  Telephone access to quotations from PaineWebber of such Plan's account balance.

(3)  A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

(4)  The Trust's semi-annual and annual report which will include financial statements for the

Trust and investment management fees paid by each Portfolio.

(5)  A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(6)  A statement, furnished at least quarterly or annually, specifying—

(A)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

(B)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

(C)  The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

(D)  The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

(7)  Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent

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Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m)  If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n)  The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o)  PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that—

(1)  A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

(2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p)  (1)  Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a)  The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

(2)  Any officer, director or partner in such person, and

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(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c)  The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d)  The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

(1)  A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under a self-directed IRA which invests in Trust shares;

(4)  An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

(5)  A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e)  The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f)  The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

Effective date: This exemption will be effective as of August 18, 1995.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

Written Comments

The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1)  Section 403(b) Plan Participation. In addition to IRAs, Keogh Plans, Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2)  Available Portfolios. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

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The Department has made the change requested by the Applicants.

(3)  Independent Fiduciary Role. With respect to a Section 404(c) Plan, Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise Section II(j)(4) of the Notice to read as follows:

(4)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).

The Department has amended the Notice in this regard.

(4)  Directing Participant Disclosure. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.

The Department has amended Section II(1) of the Notice to read as follows:

(1)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(5)  Description of PaineWebber Group and PaineWebber. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

The Department has revised the language in Representation 1(b) of the Summary as follows:

PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

(6)  Net Asset Value Per Share. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market
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Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

(7)  Minimum Investments. The second paragraph of Representation 3 of the Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

The Department has revised part of Representation 3 to read as follows:

***The minimum initial investment in the PACE Program currently is $25,000 (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

(8)  Valuation of Portfolio Shares. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the

Department modify Footnote 10 of the Summary.

The Department has modified Footnote 10 to read as follows:

The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

***The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid de minimus transactions.

(9)  Payment of Redemption Proceeds. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.

The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph

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two of Representation 17 and in the first sentence of paragraph three of Representation 17.

(10)  Brokerage Commission Information. Representation 22(i) of the Summary states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/or its affiliates or to unrelated parties. The Applicants have requested that the Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i)  On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, US Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

UBS Global Asset Management

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UBS Global Asset Management

If you want more information about the funds, the following documents are available free upon request:

Annual/semiannual reports:

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

Statement of additional information (SAI):

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. The funds' annual and semiannual reports and their SAI will also be posted on the UBS Web site at the following internet addresses: www.ubs.com/usmoneymarketfundsholdings (PACE Money Market Investments) and http://www.ubs.com/1/e/
globalam/Americas/globalamus/globalamusii/ii_pace.html (each fund other than PACE Money Market Investments). You may also request other information about the funds and make shareholder inquiries via the telephone number above.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

© UBS 2014. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Global Asset Management (Americas) Inc.

is a subsidiary of UBS AG

T007

PACE Select

Prospectus

PACE® Money Market Investments

Prospectus

March 31, 2014

Ticker symbol:

Class P: PCEXX

This prospectus offers shares of PACE Money Market Investments, a series of PACE® Select Advisors Trust, to participants in the PACESM Multi Advisor Program. The PACESM Multi Advisor Program is designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Money Market Investments

Contents

The fund
What every investor should know about the fund
Fund summary	Page 3
More information about the fund	Page 6
Your investment
Information for managing your fund account
Managing your fund account	Page 8
—Buying shares	Page 8
—The PACESM Multi Advisor Program	Page 8
—The PACESM Multi Advisor Program Fee	Page 8
—Selling shares	Page 8
—Automatic redemption of fund shares upon termination of participation in the PACE Multi Advisor Program	Page 9
—Additional information about your account	Page 10
—Market timing	Page 10
—Pricing and valuation	Page 10
Additional information
Additional important information about the fund
Management	Page 11
Dividends and taxes	Page 11
Disclosure of portfolio holdings	Page 12
Disclosure of market-based net asset values	Page 13
Financial highlights	Page 14
Where to learn more about the fund	Back cover

The fund is not a complete or balanced investment program.

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PACE Money Market Investments
Fund summary

Investment objective

Current income consistent with preservation of capital and liquidity.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACESM Multi Advisor Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.25%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.63
Total annual fund operating expenses	0.88
Management fee waiver/expense reimbursements[1]	0.28
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.60

1  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$263	$866	$1,494	$3,185

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Principal strategies
Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include long-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting

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securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund's ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund's investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACESM Multi Advisor Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Best quarter during calendar years shown—[ ]: [ ]%
Worst quarters during calendar years shown—[ ]: [ ]%
(Actual total return was [ ]%)

Average annual total returns (figures reflect 2% PACE
Multi Advisor Program Fee)

(for the periods ended December 31, 2013)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)	[ ]%	[ ]%	[ ]%

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and investment advisor.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting

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your Financial Advisor. Participants in the PACESM Multi Advisor Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the PACESM Multi Advisor Program is $5,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Money Market Investments

More information about the fund

Additional information about the investment objective

The fund's investment objective is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about investment strategies

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

Additional information about principal risks

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk—Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund's ability to maintain a $1.00 share price.

Interest rate risk—The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

Foreign investing risk—Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

Liquidity risk—The fund invests in a diversified portfolio of high quality money market instruments. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk—There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor, while designed to enhance returns, may not produce the desired results.

The investment advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

Market risk—The market value of the fund's investments may fluctuate as the markets fluctuate. Market fluctuation may affect the fund's ability to maintain a $1.00 share price. Market risk, sometimes dramatically or unpredictability, may affect a single issuer, industry,

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PACE Money Market Investments

section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose the fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Moreover, market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions, including countries and regions in which the fund invests, due to increasingly interconnected global economies and financial markets. Additionally, market conditions and legislative, regulatory, or tax developments may affect the investment techniques available to the investment advisor in connection with managing the fund and may result in increased regulation of the fund or its investments, and, in turn, may adversely affect the ability of the fund to achieve its investment objective and the fund's performance.

US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Additional risks

Money market fund regulatory risk—The US Securities and Exchange Commission ("SEC") and other government agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the fund.

Securities lending risk—Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund's lending agent.

Structured security risk—The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

Other defensive positioning—During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During such periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional risks, such as increased exposure to cash held at a custodian bank.

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PACE Money Market Investments

Managing your fund account

Buying shares

If you are a participant in the PACESM Multi Advisor Program, you may buy shares of the fund through a managed account maintained with UBS Financial Services Inc. Payment for investments made through the PACESM Multi Advisor Program is made by debiting this account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary PACESM Multi Advisor Program documentation and made an asset allocation decision. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc. headquarters.

The fund, UBS Financial Services Inc. and UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") have the right to reject a purchase order and to suspend the offering of the fund's shares for a period of time or permanently.

The PACESM Multi Advisor Program

The PACESM Multi Advisor Program is described in detail in the PACESM Multi Advisor Form ADV Disclosure Document, the UBS Financial Services Investment Advisory Agreement and other Program documents. The description of the PACESM Multi Advisor Program in this prospectus is only a brief summary of certain features of the Program and is not intended as a complete description.

The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using a combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. UBS Financial Services Inc. has no investment discretion over your PACESM Multi Advisor Program account. You will make all the investment decisions.

The fund is one of several funds used as vehicles to implement the long-term asset allocation strategies recommended through the PACESM Multi Advisor Program based on an evaluation of your investment objectives and risk tolerances.

The minimum initial aggregate investment in the PACESM Multi Advisor Program is $5,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

It is possible that UBS Financial Services Inc.'s periodic recommendations for adjustments in the allocation of your assets among different funds may not be successful or may not be developed, transmitted and acted upon quickly enough to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully UBS Financial Services Inc.'s asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets.

The PACESM Multi Advisor Program Fee

For the services provided to you under the PACESM Multi Advisor Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 2.00% of the value of the shares of the funds held in your account under the Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. Employees of UBS Financial Services Inc. and its affiliates may participate in the PACESM Multi Advisor Program at a reduced fee or for no fee.

Financial Advisors at UBS Financial Services Inc. receive a portion of the PACESM Program Fee for the services they provide to participants.

As a PACESM Multi Advisor Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations.

Selling shares

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it

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PACE Money Market Investments

receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

•  Your name and address;

•  The fund's name;

•  Your account number;

•  The dollar amount or number of shares you want to sell; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

UBS Financial Services Inc. may terminate your participation in the PACESM Multi Advisor Program if the value of your assets in the Program declines or is reduced to less than $3,500. If UBS Financial Services Inc. elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more. This notice may appear on your account statement. UBS Financial Services Inc. will not terminate your participation in the Program if the value of your account falls below $3,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

Automatic redemption of fund shares upon termination of participation in the PACE Multi Advisor Program. Class P shares of the fund are available exclusively to participants in the PACE Select Advisors Program and the PACESM Multi Advisors Program. Accordingly, you may buy and hold Class P shares of the fund only if and for as long as you participate in either Program. Your termination of your participation in either Program (other than, in the case of any investor who is a natural person, termination in either Program as a result of that person's death) will result in automatic redemption of the Class P shares of the fund you hold or that are held on your behalf. For further information on automatic redemption, please refer to the Program Agreement.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment only as follows: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be

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PACE Money Market Investments

restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for your protection; or (6) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the fund's board of trustees ("board") has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS Global AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds' prospectuses.

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost, unless the fund's board (or its delegate) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is received in good form. The fund calculates its net asset value on days that the NYSE is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund's board has delegated to a UBS Global AM valuation committee the responsibility for making fair value determinations with respect to the fund's portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the fund's portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security's or in-

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PACE Money Market Investments

strument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. Pursuant to the fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with its principal business office located at 1285 Avenue of the Americas, New York, NY 10019-6028, is an investment advisor registered with the SEC. As of December 31, 2013, UBS Global AM had approximately $[ ] billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $[ ] billion in assets under management worldwide as of December 31, 2013. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services group of industries.

The fund operates under an exemptive order from the SEC to permit UBS Global AM, subject to the review and approval of the fund's board, to select and replace investment advisors and to amend sub-advisory contracts between UBS Global AM and other investment advisors without obtaining shareholder approval. UBS Global AM may adjust allocations among multiple in-

vestment advisors of the fund within certain risk limits reviewed and approved by the board.

Advisory and administration fees

UBS Global AM is the administrator of the fund. The fund pays fees to UBS Global AM for advisory services and administrative services at the annual contract rates of 0.25% and 0.10%, respectively, of the fund's average daily net assets. During the fiscal year ended July 31, 2013, the fund paid UBS Global AM at the effective rate of 0.00% because of fee waivers and/or expense reimbursements.

A discussion regarding the basis for the board's approval of the fund's investment management agreement is available in the fund's annual report to shareholders for the fiscal year ended July 31, 2013.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at anytime, merge, reorganize itself or cease operations and liquidate.

Dividends and taxes

Dividends

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. If you prefer to receive dividends in cash contact your Financial Advisor at UBS Financial Services Inc.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash.

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The fund expects that its dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale of fund shares so long as the fund consistently maintains a share price of $1.00.

The fund may be required to withhold a 28% federal tax on all dividends payable to you

•  if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•  if you have been notified by the IRS that you are subject to backup withholding.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions to non-residents of short-term capital gains and interest income made by the fund to non-residents are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not maintained or expected to be available.

As noted above, shareholders will pay the PACESM Multi Advisor Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the SAI.

Disclosure of portfolio holdings

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. The fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. The semiannual and annual reports for the fund will be posted on the fund's Web site at http://www.ubs.com/usmoneymarketfundsholdings.

The fund will disclose on UBS Global AM's Web site, within five business days after the end of each month, (i) a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund, and (ii) an update showing additional portfolio characteristics, such as exposure to European banks and their affiliates, broken down by country, including weighted average life or weighted average maturity information per country. This information will be posted on the UBS Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund's Form N-MFP filings will be available on the SEC's Web site, on a delayed basis; UBS Global AM's Web site will

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also contain a link to these filings, which will become publicly available two months after filing with the SEC.

Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.

Disclosure of market-based net asset values

On a weekly basis, the fund will post its market-based net asset value per share ("market-based NAV") as of the business day prior to the posting date on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings. The market-based NAV will be calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its net asset value per share to four decimal places.

The market-based NAV will be provided for informational purposes only. For purposes of transactions in the shares of the fund, in accordance with Rule 2a-7 (the primary Federal law governing money market funds), the price for shares will continue to be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the fund's prospectus and Statement of Additional Information.

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Financial highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been derived from the financial statements audited by [ ], an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.008
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.01%	0.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%	0.89%	0.88%	0.90%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.19%	0.19%	0.25%	0.27%	0.59%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.78%
Supplemental data:
Net assets, end of year (000's)	$309,842	$337,091	$365,844	$386,217	$529,959

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

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If you want more information about the fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the fund's investments is available in its annual and semiannual reports to shareholders.

Statement of additional information (SAI)

The fund's SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. The fund's annual and semiannual reports and its SAI will also be posted on the UBS Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. You may also request other information about the fund and make shareholder inquiries via the telephone number above.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

© UBS 2014. All rights reserved.

PACE® Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Global Asset Management (Americas) Inc.
is a subsidiary of UBS AG

S059

PACE Select

Statement of
Additional Information

PACE® Select Advisors Trust

Statement of Additional Information
March 31, 2014

1285 Avenue of the Americas
New York, New York 10019-6028

The following funds are series of PACE® Select Advisors Trust ("Trust"), a professionally managed open-end investment company.

	Class P	Class A	Class C	Class Y
PACE® Money Market Investments	PCEXX	—	—	—
PACE® Mortgage-Backed Securities Fixed Income Investments	PCGTX	PFXAX	PFXCX	PFXYX
PACE® Intermediate Fixed Income Investments	PCIFX	PIFAX	PIICX	PIFYX
PACE® Strategic Fixed Income Investments	PCSIX	PBNAX	PBNCX	PSFYX
PACE® Municipal Fixed Income Investments	PCMNX	PMUAX	PMUCX	PMUYX
PACE® International Fixed Income Investments	PCGLX	PWFAX	PWFCX	PWFYX
PACE® High Yield Investments	PHYPX	PHIAX	PHYCX	PHDYX
PACE® Large Co Value Equity Investments	PCLVX	PCPAX	PLVCX	PLVYX
PACE® Large Co Growth Equity Investments	PCLCX	PLAAX	PLACX	PLAYX
PACE® Small/Medium Co Value Equity Investments	PCSVX	PEVAX	PEVCX	PVEYX
PACE® Small/Medium Co Growth Equity Investments	PCSGX	PQUAX	PUMCX	PUMYX
PACE® International Equity Investments	PCIEX	PWGAX	PWGCX	PWIYX
PACE® International Emerging Markets Equity Investments	PCEMX	PWEAX	PWECX	PWEYX
PACE® Global Real Estate Securities Investments	PREQX	PREAX	PREEX	PREYX
PACE® Alternative Strategies Investments	PASPX	PASIX	PASOX	PASYX

PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are non-diversified series of the Trust. The other funds are diversified series.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the manager and administrator for each fund and also as the investment advisor for PACE Money Market Investments. UBS Global AM selects, subject to the approval of the Trust's board of trustees ("board"), and monitors unaffiliated investment advisors who provide advisory services for the other funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the Trust's principal underwriter and selects dealers for the sale of fund shares. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the funds' annual report to shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The annual report accompanies this SAI. You may obtain additional copies of the funds' annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the funds' current prospectus, dated March 31, 2014. Different classes of shares and/or funds are offered by separate prospectuses. A copy of the relevant prospectus may be obtained by calling your Financial Advisor or by calling toll-free 1-800-647 1568.

The prospectus also contains more complete information about the funds. You should read it carefully before investing.

The funds and their investment policies

Except where noted, the investment objective and policies of each fund may be changed by the Trust's board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

As described further below, each non-money market fund (other than PACE Alternative Strategies Investments) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited below; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

PACE Money Market Investments has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. These instruments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements, and (5) investment company securities. Money market instruments also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days. The fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax.

PACE Money Market Investments may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of municipal and other issuers, including tender option bonds, to the extent otherwise consistent with the fund's investment objective and policies. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the US Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements."

Generally, PACE Money Market Investments may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of foreign issuers.

PACE Money Market Investments will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash and securities that can readily be converted into cash, which may have a negative effect on yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets in a diversified portfolio of mortgage-related fixed income instruments such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund may invest up to 20% of its net assets in other fixed income instruments, including corporate bonds and asset-backed securities of private issuers. Under normal circumstances, the fund's investments will be rated at least BBB by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's), or equivalently rated by another nationally recognized statistical rating organization or, if unrated, determined by the investment adviser to be of comparable quality, and a maximum of 5% of the fund's net assets may be invested in non-investment grade securities. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment advisor determines are of comparable quality to rated securities in which the fund may invest. The fund may invest up to 10% of its net assets in Yankee and Brady bonds.

PACE Mortgage-Backed Securities Fixed Income Investments may invest in certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 10% of its net assets in municipal bonds that are rated at least A by Moody's or S&P or assigned a comparable rating by another rating agency (or are unrated but deemed to be of comparable quality).

The fund also may engage in short selling with respect to securities issued by the US Treasury and certain "to be announced" or "TBA" securities coupon trades. TBA securities are usually mortgage-backed securities traded on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date of the securities are determined upon settlement when the specific mortgage pools are assigned. The fund limits the TBA securities that it sells short to those issued by the Governmental National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets of more than one-third of the value of its total assets.

PACE Mortgage-Backed Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid securities (as defined below). The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Intermediate Fixed Income Investments has an investment objective of current income, consistent with reasonable stability of principal. BlackRock Financial Management, Inc. ("BlackRock") serves as the fund's investment advisor. The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of less than ten years. It normally limits its overall portfolio "duration" to within +/- 50% of the duration of the Barclays US Intermediate Government/Credit Index, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 20% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (i.e., "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund may invest up to 5% of its total assets in tax-exempt municipal securities. The fund's investments may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Strategic Fixed Income Investments has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and non-US private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). The fund may invest in commercial paper rated at least A-3 by S&P, Prime 3 by Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 10% of its net assets in preferred securities.

PACE Strategic Fixed Income Investments also may invest up to 20% of its total assets in other fixed income instruments, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities. The fund may invest up to 10% of its net assets in municipal bonds that are rated at least Baa by Moody's, BBB by S&P or assigned a comparable rating by another rating agency (or are unrated but deemed to be of comparable quality).

PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Municipal Fixed Income Investments has an investment objective of high current income exempt from regular federal income taxes. Standish Mellon Asset Management Company LLC ("Standish") serves as the fund's investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without shareholder approval.

The fund invests in bonds of varying maturities but normally maintains a portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P, assigned a comparable rating by another rating agency or, if unrated, determined to be of comparable quality by its investment advisor, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P, assigned a comparable rating by another rating agency or, if unrated, are determined to be of comparable quality by its investment advisor. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference (sometimes referred to as a "tax preference item") for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds secured or backed by the US Treasury or other US government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases, except that it may invest without limitation in (1) pre-refunded municipal leases that are collateralized by US government securities, and (2) insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated AAA by S&P, Aaa by Moody's, or assigned a comparable rating by another rating agency (or are unrated but deemed to be of comparable quality).

PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. Under normal circumstances, the fund may invest only up to 20% of its net assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

PACE International Fixed Income Investments has an investment objective of high total return. Rogge Global Partners plc serves as the fund's investment advisor. The fund invests primarily in high-grade bonds, denominated in non-US currencies or US dollars, of governmental and private issuers in developed countries. The fund's investments may include mortgage- and asset-backed securities. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or non-US private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. As of July 31, 2013, the fund was invested in 33 separate countries. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment advisor to be of comparable quality.

PACE International Fixed Income Investments may invest up to 10% of its total assets in high yield bonds of issuers domiciled in developed countries. Developed countries may include, for example, the countries that are members of the Organization for Economic Cooperation and Development ("OECD"). "Domiciled," for these purposes, means companies (1) that are organized under the laws of a developed country, (2) for which the principal securities trading market is in a developed country or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in a developed country or that have at least 50% of their assets situated in such a country. High yield bonds include fixed income securities that are (1) rated below investment grade by Moody's (lower than a Baa rating) or S&P (lower than a BBB rating); (2) comparably rated by another rating agency; or (3) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below investment grade by a rating agency. The fund may invest up to 20% of its total assets in emerging market bonds (including bonds denominated in local emerging markets currencies), irrespective of their credit quality. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

PACE International Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE High Yield Investments has an investment objective of total return. MacKay Shields LLC ("MacKay Shields") is the fund's investment advisor. The fund invests primarily in a professionally managed, diversified portfolio of below investment grade fixed income securities. Under normal circumstances, the fund invests at least 80% of its net assets in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). Such investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's or lower than a BBB rating by S&P; (2) comparably rated by another rating agency; or (3) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a rating agency. The fund normally limits its average "duration" to within +/- 50% of that of the BofA Merrill Lynch Global High Yield Index, as calculated by the investment advisor.

PACE High Yield Investments may invest up to 15% of its net assets in illiquid securities, including securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if the fund's investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box." The fund's investments may include Brady Bonds.

The fund may invest up to 20% of its net assets in investment grade securities of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who the fund's investment advisor determines to be of comparable quality), money market instruments and municipal obligations. The fund may invest all or a portion of its total assets in securities of foreign issuers, including issuers in emerging market countries.

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.

PACE Large Co Value Equity Investments has an investment objective of capital appreciation and dividend income. Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena"), Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") serve as the fund's investment advisors. UBS Global AM, subject to Board oversight, allocates the fund's assets among the three investment advisors who utilize investment strategies designed to achieve capital appreciation and dividend income. The fund invests primarily in equity securities of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. (That is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.)

PACE Large Co Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's, assigned a comparable rating by another rating agency or, if unrated, determined to be of comparable quality by its investment advisor. Subject to its 80% investment requirement, the fund may invest in a broad range of equity securities of US issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

PACE Large Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

PACE Large Co Growth Equity Investments has an investment objective of capital appreciation. Delaware Investments Fund Advisers ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc, ("J.P. Morgan") serve as the fund's investment advisors. UBS Global AM, subject to Board oversight, allocates the fund's assets among the investment advisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in equity securities that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the investment advisors' selection of investments for the fund. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. (That is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.)

Subject to its 80% investment requirement, PACE Large Co Growth Equity Investments may invest in a broad range of equity securities of US issuers. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

PACE Large Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in securities of other investment companies and may sell securities short "against the box."

PACE Small/Medium Co Value Equity Investments has an investment objective of capital appreciation. Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as the fund's investment advisors. UBS Global AM, subject to Board oversight, allocates the fund's assets among the investment advisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. (That is, companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.) The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds.

PACE Small/Medium Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may invest up to 10% of its assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Small/Medium Co Growth Equity Investments has an investment objective of capital appreciation. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade"), Riverbridge Partners, LLC ("Riverbridge"), Lee Munder Capital Group, LLC ("LMCG") and Timpani Capital Management LLC ("Timpani") serve as the fund's investment advisors. UBS Global AM, subject to Board oversight, allocates the fund's assets among the investment advisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in the stocks of companies that are believed to have the potential for high future earnings growth relative to the market. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. (That is, companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.) Dividend income is an incidental consideration in the investment advisors' selection of investments for the fund.

Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

PACE Small/Medium Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE International Equity Investments has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management, LLC ("Chautauqua") serve as the fund's investment advisors. UBS Global AM, subject to Board oversight, allocates the fund's assets among the investment advisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in equity securities of companies domiciled in developed foreign countries, and a large part of its investments is usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.

PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment advisors give particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on US securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where an investment advisor considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's, a comparable rating assigned by another rating agency or, if unrated, determined by the fund's investment advisors to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Under normal circumstances, the fund may invest up to 20% of its net assets in US government bonds and investment grade bonds of US and non-US issuers.

PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments. The fund may invest in securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell securities short both "against the box" or without owning the security sold short.

PACE International Emerging Markets Equity Investments has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company, L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG") serve as the fund's investment advisors. UBS Global AM, subject to Board oversight, allocates the fund's assets among the investment advisors who utilize investment strategies designed to achieve capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country, (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. Mondrian, William Blair and/or LMCG may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. The fund normally invests in the securities of issuers from three or more emerging market countries. As of July 31, 2013, the fund was invested in over twenty-five separate countries.

Under normal circumstances, the fund may invest up to 20% of its net assets in bonds, including US government bonds, foreign government bonds and bonds of private US and non-US issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P, assigned a comparable rating by another rating agency or determined by an investment advisor to be of comparable quality.

PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

PACE Global Real Estate Securities Investments has an investment objective of total return. CBRE Clarion Securities LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield") serve as the fund's investment advisors. UBS Global AM, subject to Board oversight, allocates the fund's assets between the investment advisors who utilize investment strategies designed to achieve total return. The fund invests primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market conditions, the fund will invest at least 80% of its net assets in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs). The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean securities of those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon an investment advisor's investment decisions. "Non-US securities" in this context generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

The fund's other investments may include the following equity and fixed income securities and other instruments: non-investment grade bonds, government securities, asset-backed and mortgage-backed securities, credit and liquidity enhancements, original issue discount bonds (including zero coupon securities), payment-in-kind bonds, convertible bonds, warrants, auction rate and remarketed preferred stock, foreign and emerging market equity and debt securities (including Russian securities), foreign sovereign debt and structured foreign investments, currency-linked investments, repurchase agreements, reverse repurchase agreements, dollar rolls, exchange traded options, exchange-traded funds or investments in a company's initial public offering.

PACE Global Real Estate Securities Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

The fund may implement various temporary or defensive strategies at times when its investment advisors determine that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in investment grade fixed income securities (including short-term US government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Under normal circumstances, the fund may also hold significant amounts of its assets in cash.

PACE Alternative Strategies Investments has an investment objective of long-term capital appreciation. Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and UBS Global AM serve as the fund's investment advisors. UBS Global AM, subject to Board oversight, allocates the fund's assets among the investment advisors who utilize investment strategies designed to achieve long-term capital appreciation. Such investment strategies are designed to have low correlation to traditional equity and fixed income asset classes. Subject to board approval, UBS Global AM may in the future allocate assets to additional investment advisors to employ additional strategies at any time. Such additional strategies may include fixed income arbitrage, convertible arbitrage and market neutral strategies.

PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to invest in a wide range of equity, fixed income and derivative securities in order to pursue its investment objective. The fund invests in securities of US and non-US companies of various market capitalizations.

The fund expects to invest extensively in derivatives, including those that provide exposure to commodities and currencies.

Under normal circumstances, the fund may invest in a number of different countries throughout the world, including the United States. The fund may invest all or a portion of its total assets in non-US securities. "Non-US securities" generally means securities that are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Such securities may trade either within or outside the United States. The fund may also invest in the securities of companies in emerging markets, including Russia, Asia, Latin America, and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers emerging market countries to be those countries that are not included in the Morgan Stanley Capital International World Index of major world economies.

PACE Alternative Strategies Investments may invest in fixed income securities including high yield bonds, US government bonds, investment grade corporate bonds and sovereign debt of non-US governmental agencies (including emerging market debt). The fund's investments may also include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may invest up to 15% of its net assets in illiquid securities, including securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if an investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

The fund may implement various temporary or defensive strategies at times when an investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.

The funds' investments, related risks and limitations

The following supplements the information contained in the prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

Equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but it is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. A company's common stock is generally a riskier investment than its fixed income securities. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with fixed income securities, it is less likely.

Bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item are rendered by bond counsel to the respective issuing authorities at the time of issuance. None of the funds, their investment advisor(s) nor UBS Global AM reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

Credit ratings; non-investment grade bonds. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable investment advisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment advisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable investment advisor determines to be of comparable quality.

Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment advisor to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of non-US issuers, has expanded rapidly in recent years. These securities are susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

US government securities. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. US government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac's and Fannie Mae's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. The effect that this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds a TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes—Other information" below.

Asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements." The current market for asset-backed securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained below.

Mortgage-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, Freddie Mac or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

Mortgage-backed securities that are issued or guaranteed by the US government, its agencies or instrumentalities are not subject to the funds' industry concentration restrictions, by virtue of the exclusion from that test available to all US government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected.

Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when a fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be even higher with mortgage-backed securities supported by subprime mortgages.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Any CMO or multi-class pass through structure that includes planned amortization class ("PAC") securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a fund's investment objectives and policies. A fund may invest in various tranches of CMO bonds, including support bonds.

The market for privately issued mortgage-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than US markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

In the past, in certain market environments, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment advisor seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See "The funds' investments, related risks and limitations—Duration." If a fund's investment advisor does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment advisor does not anticipate, the fund's ability to meet its investment objective may be reduced.

More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment advisor believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

Ginnie Mae certificates—Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

Fannie Mae certificates—Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. Obligations issued by Fannie Mae historically have been supported only by the credit of the issuer, but currently the agency is placed into conservatorship by the US government. The effect that this conservatorship will have on the entity and its guarantee is uncertain. Although the US government and its agencies provide financial support to the entity, no assurances can be given that they will always do so.

Freddie Mac certificates—Freddie Mac also facilitates a national secondary market for conventional residential and US government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Obligations issued by Freddie Mac historically have been supported only by the credit of the issuer, but currently the agency is placed into conservatorship by the US government. The effect that this conservatorship will have on the entity and its guarantee is uncertain. Although the US government and its agencies provide financial support to the entity, no assurances can be given that they will always do so.

Private mortgage-backed securities—Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The funds' investments, related risks and limitations—Mortgage-backed securities—Types of credit enhancement." These credit enhancements do not protect investors from changes in market value.

Collateralized mortgage obligations and multi-class mortgage pass-throughs—CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the proceeds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates—i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Types of credit enhancement—To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Special characteristics of mortgage- and asset-backed securities—The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

Adjustable rate mortgage and floating rate mortgage-backed securities—Adjustable rate mortgage securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARMs and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index, that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

Credit and liquidity enhancements. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Auction rate and remarketed preferred stock. PACE Money Market Investments may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies that are not themselves money market funds. See "The funds' investments, related risks and limitations—Investments in other investment companies."

Investing in non-US securities. Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of non-US issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning non-US issuers of securities held by a fund than is available concerning US companies. Non-US companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

Securities of many non-US companies may be less liquid and their prices more volatile than securities of comparable US companies. From time to time non-US securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Non-US securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in non-US courts, whose procedures differ substantially from those of US courts.

The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging markets. For example, the cost of maintaining custody of non-US securities often exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make non-US investing more expensive than domestic investing.

A fund may invest in non-US securities by purchasing depositary receipts, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in non-US countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-US issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-US issuer assumes no obligations, and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Eurodollar bonds and Yankee bonds are types of US dollar denominated non-US securities. Eurodollar bonds are US dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are US dollar denominated bonds of non-US issuers that are sold primarily in the United States.

The funds that invest outside the United States anticipate that their brokerage transactions involving non-US securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on non-US exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on US transactions. There is generally less government supervision and regulation of exchanges and brokers in non-US countries than in the United States.

Investment income and gains on certain non-US securities in which the funds may invest may be subject to non-US withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

The investments by PACE Money Market Investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. The fund's investment in non-US subsidiaries of non-US banks likewise involve risks that are similar to the risks of the fund's investments in the securities of non-US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund's investments in securities issued by

US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulators.

Foreign currency risks. Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the US dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the US dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies using derivative instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

Each fund values its assets daily in US dollars, and funds that hold foreign currencies do not intend to convert them to US dollars on a daily basis. From time to time a fund may convert foreign currency to US dollars or hold its foreign currencies as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited.

The value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies or through other transactions.

Emerging market investments. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the US dollar in the past. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

Investment and repatriation restrictions—Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes—Qualification as a Regulated Investment Company," below.

Differences between the US and emerging market securities markets—Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange ("NYSE"), and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of US companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Government supervision of emerging market securities markets; legal systems—There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

Social, political and economic factors—Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

Financial information and legal standards—Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with US generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Investments in Russian securities. PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable, and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions, and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrant to refuse to record transactions on the share register. Furthermore, these practices may prevent a fund from investing in the securities of certain Russian companies deemed suitable by an investment advisor and could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose the fund to potential loss on its investment.

In light of the risks described above, the board has approved certain procedures concerning a fund's investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Foreign sovereign debt. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts in a timely manner. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Brady Bonds—Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan often have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund expects to purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Structured foreign investments. This term generally refers to interests in US and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

Participation notes. Certain funds, including PACE International Emerging Markets Equity Investments, may invest in participation notes ("P-notes"). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a fund that holds them to counterparty risk (and this risk may be amplified if a fund purchases P-notes from only a small number of issuers).

Structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and/or the credit default swaps.

A fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. In addition, the fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon. Depending on the nature of the collateral, the fund's investment in these securities may also be subject to the risks associated with derivative instruments generally, including among others credit/default risk, interest rate risk, counterparty risk and leverage risk. Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for credit-linked securities may be, or suddenly can become, illiquid, and changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities.

Currency-linked investments. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

Zero coupon and other OID securities; PIK securities. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

Other securities that are sold with original issue discount ("OID") (i.e., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes—Other information" below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

Certain zero coupon securities are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such US Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. This technique is frequently used with US Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

Convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its preferred securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended ("Securities Act") and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked at to identify the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the appropriate federal banking agencies are required to establish risk-based capital and leverage capital requirements for bank holding companies and savings and loan holding companies that are not less than the generally applicable requirements for insured depository institutions under the agencies' prompt corrective action regulations. This limitation will be phased in over time, and certain securities may be grandfathered and certain institutions may be exempt. Subject to these exemptions, when this provision is implemented, trust preferred securities issued by bank holding companies and savings and loan holding companies will not be eligible for inclusion as a component of Tier 1 capital (see below).

Bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two types of bank capital: Tier 1 (or core capital) and Tier 2 (or supplementary capital). Tier 1 capital often takes the form of trust preferred securities. Tier 2 capital includes cumulative preferred stock and noncumulative preferred stock where the dividend is reset periodically based, in whole or in part, on the bank's current credit standing. Preferred stock must be perpetual or have an original maturity date of not less than 20 years. Tier 2 capital may be callable and has a cumulative interest deferral feature. This means that under certain conditions the issuer bank can withhold payment of interest until a later date. However, such deferred payments generally earn interest.

Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Loan participations and assignments. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in a fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment advisor determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act, and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Temporary and defensive investments; money market investments. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if UBS Global AM selects a new investment advisor to manage all or part of a fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new investment advisor. Money market investments include, among other things, (1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of US banks, US branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

Investments in other investment companies. Subject to the provisions of any rules and regulations under the Investment Company Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each fund to the extent that such purchases are consistent with that fund's investment objectives and restrictions and are permitted under the Investment Company Act. Section 12(d)(1) of the Investment Company Act requires that, as determined immediately after a purchase is made, (1) not more than 5% of the value of a fund's total assets will be invested in the securities of any one investment company, (2) not more than 10% of the value of the fund's total assets will be invested in securities of investment companies as a group and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a fund would bear in a connection with its own operations. A fund may invest in securities issued by other registered investment companies advised by UBS Global AM, including other series of the Trust, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that UBS Global AM determines that such investments are a more efficient means for a fund to gain exposure to certain asset classes than by the fund investing directly in individual securities. A fund may only invest in other series of the Trust or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the fund, had the fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the fund.

PACE Money Market Investments may invest in securities of other money market funds and certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. The fund's investments in certain private investment vehicles are not subject to the Investment Company Act restrictions described above. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the fund would bear in connection with its own operations. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

Illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment advisor has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the US government or one of its agencies or instrumentalities will not be considered illiquid if a fund's investment advisor has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. If a fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. In addition, a large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc.). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment advisor pursuant to guidelines approved by the board. An investment advisor takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment advisor monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.

In making determinations as to the liquidity of municipal lease obligations purchased by certain funds, an investment advisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the funds' investment advisors do not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS Global AM and (where applicable) a fund's investment advisor monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM and the applicable investment advisor will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce a fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a fund's investment strategies and limitations, may require a fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM and the applicable investment advisor to present minimum credit risks.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The funds' investments, related risks and limitations—Segregated accounts."

Counterparties. Each fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, an investment advisor, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

Operations risk. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities. Each fund may purchase and sell securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to a fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund may sell the right to acquire the security prior to delivery if its investment advisor deems it advantageous to do so, which may result in a gain or loss to the fund. See "The funds' investments, related risks and limitations—Segregated accounts."

Roll transactions. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls are subject to a fund's limitation on borrowings. Certain of the funds may invest in TBA securities (as described above) and may also engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). TBA rolls are not subject to a fund's limitation on borrowing. Treasury rolls may be subject to a fund's limitation on borrowing, if characterized as financing trades by the applicable investment advisor. See "The Funds' investments, related risks and limitations—Segregated accounts."

Types of municipal bonds. PACE Municipal Fixed Income Investments may invest in a variety of municipal bonds, as described below. Certain other funds also may invest to a limited extent in municipal bonds from time to time.

Municipal bonds—Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal securities may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking, insurance or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the securities and thus the value of a fund's investment. Further, a state, municipality, public authority or other issuers of municipal securities may file for bankruptcy, which may significantly affect the value of the securities issued by such issuers and therefore the value of a fund's investment. During the recent economic downturn, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may be unable to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds when and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events could also result in decreased investment opportunities for a fund and lower investment performance.

Municipal lease obligations—Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations or the share price of any fund. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the leasee, and disposition of the property in the event of foreclosure might prove difficult.

Certain municipal lease obligations may be pre-refunded. A pre-refunded municipal lease obligation involves the deposit by the insurer of US government securities or cash with a trustee in an escrow account so the trustee may use these assets to pay all interest and principal of the municipal lease obligation.

Industrial development bonds ("IDBs") and private activity bonds ("PABs")—IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from regular federal income taxes in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in calculating their liability for the AMT. See "Taxes—Information about PACE Municipal Fixed Income Investments" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

Taxable municipal bonds—Although most municipal bonds are exempt from federal income tax, some municipal bonds are not. Taxable municipal bonds may include Build America Bonds, which were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. Build America Bonds are a type of municipal bond and thus are subject to many of the characteristics (except tax characteristics) and risks as other municipal bonds.

Under ARRA, an issuer of a Build America Bond is entitled to receive payments from the U.S. Treasury Department over the life of the Build America Bond equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a Build America Bond at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond ). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a Build America Bond receive a 35% or 45% tax credit, respectively. Although a large portion of the borrowing costs of Build America Bonds are subsidized by the U.S. government, Build America Bonds are subject to state and federal income tax.

Pursuant to ARRA, the issuance of new Build America Bonds ceased on December 31, 2010. There can be no assurance that Build America Bonds will continue to be actively traded, and Build America Bonds may be subject to certain risks associated with municipal bonds generally, such as economic difficulty of the issuing municipality or bankruptcy proceedings. Outstanding Build America Bonds as of the program's expiration date continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the Build America Bonds; however, no bonds issued following such expiration date will be eligible for federal payment or tax credit. Because Build America Bonds are a relatively new form of municipal financing and are subject modifications through future legislation, it is possible that a market for such bonds will decline in value, causing Build America Bonds to experience greater illiquidity than other municipal bonds and causing a portfolio of a fund that holds such bonds to decline in value, possibly more than if it held other types of municipal bonds.

Floating rate and variable rate obligations—Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

Participation interests—Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment advisor will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Tender option bonds—Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Put bonds—A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment advisor, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

Tax-exempt commercial paper and short-term municipal notes—Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Inverse floaters—The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts—an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in interest rates.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

Mortgage subsidy bonds—The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

Standby commitments—The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

The fund may enter into standby commitments only with those banks or other dealers that, in the opinion of its investment advisor, present minimal credit risk. The fund's right to exercise standby commitments is unconditional and unqualified. A standby commitment is not transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment does not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund are valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and is amortized over the period the commitment is held by the fund.

Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment advisor in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows an investment advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease in value by approximately 3%. Thus, if an investment advisor calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Lending of portfolio securities. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will seek to retain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund's interest.

State Street Bank & Trust Company has been approved to serve as lending agent for each fund and receives fees for such services.

Segregated accounts. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, dollar roll and treasury roll transactions or reverse repurchase agreements, it will maintain on the fund's records or with an approved custodian in a segregated account (or designate on the books of its custodian) cash or other liquid assets, marked to market daily, in an amount at least equal to its obligations under such commitment. The cover amount for all of these types of transactions (except for reverse repurchase agreements) is the amount of the purchase price and the interest rate payable, if any, on the securities that are fixed on the purchase commitment date or at the time the settlement date is fixed. Until the obligation is fixed, the offsetting position or segregated coverage amount must equal the daily mark-to-market value of the instrument in which the fund has invested. With respect to reverse repurchase agreements, the cover amount is equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date the fund enters into the reverse repurchase agreement. See "Strategies using derivative instruments—Cover for strategies using Derivative Instruments" for more information about asset segregation generally.

Short sales "against the box." Each fund (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, a fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

A fund might make a short sale "against the box" to hedge against market risks when its investment advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in a fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where a fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales. PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the fund sells a security it does not own (or does not have the right to acquire at no added cost). PACE Large Co Value Equity Investments and PACE International Equity Investments may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each fund's return and loss potential. A fund must borrow the security to make delivery to the buyer. In a short sale where a fund is not holding a position in the same security (or convertible into the same security), the fund will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the financial institution as collateral will equal the current value of the stock sold short. The assets so maintained are marked to market daily. A fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Because PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one investment advisor may take a short position and another a long position in the same security.

A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and a fund will realize a gain if the security declines in price between those same dates (each of PACE Large Co Value Equity Investments and PACE International Equity Investments is subject to the risk of additional losses if it elects to invest the proceeds received from the initial short sale, and that investment declines in value). The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a fund is required to pay in connection with the short sale. Because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the fund's potential for loss.

Real estate industry. Although PACE Global Real Estate Securities Investments will not invest directly in real estate, it will invest in the real estate industry. Therefore, an investment in PACE Global Real Estate Securities Investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financings; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trusts. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may invest in

REITs. REITs pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder, by investing in REITs indirectly through a fund, will bear not only the shareholder's proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Investment Company Act.

Initial public offerings. Several of the funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

The funds and the PACE Select Advisors Program. The funds were initially designed to operate within the PACE Select Advisors Program (the "Program"), through which investors receive personalized advice on the allocation of their investment assets among the PACE funds in exchange for an asset-based fee. Participants in the Program may purchase Class P shares of the funds. Investors seeking to purchase shares of the funds individually and apart from the Program may do so by purchasing Class A, Class C or Class Y shares of the funds. Because of the ongoing connection between the funds and the Program, individual funds may be managed in part based upon how they function within the overall Program. For example, certain funds may be less likely to invest defensively (e.g., by holding cash instruments) in certain market environments because exposure to more conservative investments may be obtained elsewhere through other funds in the Program. Additionally, a substantial amount of the funds' assets are held through a single intermediary (i.e., UBS Financial Services, Inc.), and recommendations made by this intermediary to redeem fund shares could adversely affect the remaining fund shareholders, by reducing a fund's liquidity and/or increasing its transaction and tax costs. These factors may be particularly of interest for those investing outside of the Program.

Investment limitations of the funds

Fundamental investment limitations. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities or (b) 67% or more of the outstanding voting securities present at a shareholders' meeting if more than 50% of the outstanding voting securities are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Under the investment restrictions adopted by the funds:

(1)  Each fund, except PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, shall be a "diversified company" as that term is defined in the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

  PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments, and PACE Alternative Strategies Investments shall be "non-diversified companies" as that term is defined in the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

  The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2)  Each fund, other than PACE Municipal Fixed Income Investments and PACE Global Real Estate Securities Investments, will not "concentrate" its investments in a particular industry, except as permitted under the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

  The following interpretation applies to, but is not a part of, this fundamental limitation: Except as noted above, a fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to municipal securities. In addition, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation. This limitation is also interpreted with respect to PACE Money Market Investments so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

  PACE Global Real Estate Securities Investments will concentrate in real estate related securities. In addition, the interpretation of municipal securities set forth in the immediately preceding paragraph will also apply to PACE Global Real Estate Securities Investments.

  PACE Municipal Fixed Income Investments will concentrate in municipal fixed income securities, the income from which is exempt from regular federal income tax.

(3)  Each fund may borrow money to the extent permitted under the Investment Company Act, as amended, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(4)  Each fund may issue senior securities to the extent permitted under the Investment Company Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(5)  Each fund may make loans, to the extent permitted under the Investment Company Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(6)  A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell securities that are collateralized by or otherwise related to interests in real estate and securities of companies that deal in real estate or interests therein.

(7)  Each fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, to the extent permitted under the Investment Company Act and other applicable laws, rules and regulations, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(8)  A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders.

Non-fundamental investment limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

(1)  A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

(2)  A fund, other than PACE Global Real Estate Securities Investments, will not purchase portfolio securities while borrowings of money in excess of 5% of its total assets are outstanding. This limitation does not affect the ability of PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments to borrow securities in connection with their short selling activity and continue to purchase portfolio securities and other investments in their portfolios.

(3)  A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

(4)  A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

(5)  Each fund, other than PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time. PACE Money Market Investments and PACE Municipal Fixed Income Investments may not engage in short sales against the box.

With the exception of PACE Municipal Fixed Income Investments, each fund's investment policy of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy. (PACE Alternative Strategies Investments and PACE Money Market Investments are not required to adopt an 80% investment policy and have not done so.)

Strategies using derivative instruments

General description of derivative instruments. Each fund (other than PACE Money Market Investments) is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, the applicable investment advisor also may use forward currency contracts, non-deliverable forwards, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, with the exception of PACE Alternative Strategies Investments, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.

A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

Options on securities and foreign currencies—A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

Options on securities indices—A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index. However, it is possible for the option to expire worthless, in which case the purchaser will realize a loss and the writer will realize a gain.

Securities index futures contracts—A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest rate and foreign currency futures contracts—Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on futures contracts—Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Non-deliverable forwards ("NDF")—An NDF provides for a cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot foreign exchange rate on an agreed upon notional amount of funds. For a discussion of the risk factors please refer to the "Forward currency contracts" section below.

Forward currency contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

Swap agreements—A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

Commodity-linked derivatives—PACE Alternative Strategies Investments may invest in commodity-linked derivatives. Investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. A fluctuation in the price of the commodity underlying the commodity-linked derivative instrument may cause the fund to lose money.

General description of strategies using derivative instruments. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). In the case of PACE Alternative Strategies Investments, derivatives may be bought or sold for the foregoing reasons, as well as for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment advisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment advisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

Derivative Instruments on securities often are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes—Other Information."

In addition to the products, strategies and risks described below and in the prospectus, a fund's investment advisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment advisor may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the prospectus.

Special risks of strategies using Derivative Instruments. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)  Successful use of most Derivative Instruments depends upon the ability of a fund's investment advisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisors are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

(2)  There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment advisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

(4)  As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

Cover for strategies using Derivative Instruments. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) liquid and unencumbered assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade), with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Dedicated fund compliance policies and procedures, which the Trust's Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above. Any assets designated as segregated by a fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily.

With respect to futures contracts, a fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the fund's position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a fund must cover its open position by maintaining segregated assets equal to the contract's full, notional value. However, the fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle," a fund is permitted to maintain segregated assets in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., the fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Each fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

With respect to written options, the cover amount for sales of put options will be a value at least equal to the exercise price of the put option. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The cover amount for written call options is the market value of the index or security on which the option is written.

A fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold or other liquid assets. Alternatively, when a fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the fund's custodian or sub-custodian will place segregated assets in a segregated account of the fund in an amount equal to the contracts' full, notional value. However, offsetting currency contracts with respect to identical currencies may be netted against each other and, in such cases, the fund's custodian or sub-custodian will place segregated assets in a segregated account of the fund in an amount equal to the net amount owed (the unrealized loss) by the fund.

When a fund enters into a non-deliverable forward transaction, the fund's custodian will maintain segregated assets in an amount not less than the value of the fund's unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the fund's unrealized loss under the non-deliverable forward agreement.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. A fund's segregated assets procedures may require the fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the fund to be able to segregate the required amount of assets. If segregated assets decline in value, a fund will need to segregate additional assets or reduce its position in the financial instruments. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of a fund to use the financial instruments could be negatively affected.

Options. The funds may purchase put and call options, and write (sell) put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The funds' investment policies, related risks and restrictions—Illiquid securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

Limitations on the use of options. The funds' use of options (other than PACE Alternative Strategies Investments and PACE High Yield Investments) is governed by the following guidelines, which can be changed by the board without shareholder vote:

(1)  A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

(2)  The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

(3)  The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

Futures. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's investment advisor wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment advisor wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account usually with the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Foreign currency hedging strategies—special considerations. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, these funds may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes (or in anticipation of future investments). Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. Each fund that may invest outside the United States may use non-deliverable forwards, as described below, and may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objectives.

A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment advisor believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency.

The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Non-deliverable forward ("NDF") and forward currency contracts. Each fund that may invest outside the United States may enter into NDF and forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges—for example, a fund may purchase a currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. Currency contract transactions may also serve as short hedges—for example, a fund may sell a currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. Each fund that may invest outside the United States may also enter into NDF currency contracts (and PACE Alternative Strategies Investments may also enter into forward currency contracts) for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

The cost to a fund of engaging in currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into an NDF currency contract, it relies on the ability of a counterparty to pay any difference between the contracted exchange rate and the spot foreign exchange rate at the maturity of the contract. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Similar to futures contracts, parties to currency contracts may be able to enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for currency contracts, with the result that closing transactions generally can be made for currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Limitations on the use of NDF currency contracts. A fund may enter into NDF currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

Limitations on the use of forward currency contracts. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

Swap transactions. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, inflation rates, currencies, securities or other instruments. A fund may use interest rate swaps, caps, floors and collars (1) to enhance return or realize gains, or (2) as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

A fund may take either a long or a short position in credit default swap agreements on a single security or instrument. In a long position, the fund would make periodic payments to the counterparty in return for credit protection and would receive the full notional amount, or "par value" of the reference obligation in the event of default during the term of the transaction. If the fund takes a long position and no event of default occurs, it will lose its investment (i.e., the periodic payments) and recover nothing. In a short position, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, a fund in a short position must pay the counterparty the full notional value of the reference obligation. Credit default swap transactions involve greater risks than those associated with a direct investment in the reference obligation.

PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Intermediate Fixed Income Investments also may invest in unfunded credit default swaps that are based on an index of credit default swaps (sometimes referred to as a "CDX" transaction). These instruments allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the added benefit of diversification as the credit default swap is based on an index of credits (represented by credit default swap agreements) rather than on a single credit. PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Intermediate Fixed Income Investments may take either a long or a short position in unfunded CDX instruments. An investor in a CDX instrument may structure its investment to obtain exposure to different "tranches" representing different levels of credit risk of the issuers underlying the swaps in an index.

PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments may also invest in unfunded CDX instruments but are only permitted to take long positions with respect to such instruments. This means that these funds may only invest in CDX instruments to receive payment in the event of a default of one or more of the credits represented in the CDX index.

PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments also may invest in variance swaps. Variance swaps are over-the-counter agreements which allow the fund to take positions on market volatility, as measured by an index or reference rate. The fund may take the position that market volatility will exceed an agreed upon volatility strike amount. If this in fact occurs at the termination of the swap agreement, the fund will receive a payment based upon the amount by which the realized volatility level exceeds the volatility strike amount. Conversely, if realized volatility falls short of the volatility strike amount, the fund will make a payment to the other counterparty instead. The fund may also take the opposite position, that is, that market volatility will fall short of an agreed upon volatility strike amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, UBS Global AM and the investment advisors believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment advisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Collateralized debt obligations. The funds may invest in collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the funds may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Disclosure of portfolio holdings

Policies and procedures generally. UBS Global AM and the funds' board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's manager, investment advisor, distributor, or any affiliated person of a fund, its manager, investment advisor, or its distributor, on the other. Each fund's disclosures policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund's portfolio holdings will not be made available to anyone outside of UBS Global AM or an investment advisor unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the funds' prospectuses, as they may be updated from time to time.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the funds' board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM's procedures require that UBS Global AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or the UBS Global AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM Legal and/or Compliance Departments will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund's shareholders. Each fund's investment advisor(s) have agreed to follow the policies and procedures adopted by UBS Global AM and the funds with respect to disclosure of the funds' portfolio holdings.

Board oversight. The funds' board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the funds' chief compliance officer of the portfolio holdings disclosure policies and procedures and the funds' policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the funds' board reserve the right to amend a fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time, subject to the approval of the funds' board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions. UBS Global AM and/or a fund's investment advisor(s) for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM, a fund's investment advisors, and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and a fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings—disclosure to UBS Global AM and/or investment advisor affiliates and certain fiduciaries subject to confidentiality and trading restrictions. A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM's and/or an investment advisor's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM, an investment advisor, or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians or other third parties as necessary in connection with redemptions in kind of a fund's shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such fund officer or the General Counsel or Associate General Counsel within the Legal Department of UBS Global AM based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings—arrangements to disclose to Service Providers and Fiduciaries. As of the date of this SAI, the specific Service Providers and Affiliates and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

•  State Street Bank and Trust Company, each fund's custodian and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, securities lending, valuation, and derivatives collateral management services it provides to the funds.

•  [                   ], each fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to [                   ] for semiannual reporting purposes. [                   ] also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to [                   ]. In addition, [                   ] receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The rating agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that each fund may be included in each rating agency's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•  A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  Risk Metrics Group receives portfolio holdings information on a monthly basis on a 6-day lag in connection with proxy voting and class action claims processing services provided to the funds.

•  The rating agency of Standard & Poor's receives portfolio holdings information on a weekly basis so that a fund may be included in the rating agency's industry reports and other materials. There is a 6-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  The rating agency of Moody's receives portfolio holdings information approximately 5 days after the end of each month so that the funds may be included in the rating agency's industry reports and other materials. There is an approximately 5-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  International Data Corporation receives portfolio holdings information daily on a real-time basis in connection with providing pricing information for the funds' portfolio securities.

•  Thomson Reuters receives portfolio holdings information weekly on a real-time basis in connection with providing pricing information for the funds' portfolio securities.

In addition, certain investment advisors disclose their portfolio holding information to the following parties on a daily basis:

•  Brown Brothers Harriman & Co., which performs certain operational functions.

•  FactSet Research Systems Inc., which provides analytical services.

•  Broadridge Financial Solutions, Inc. ("Broadridge"), which provides proxy voting services.

•  Glass, Lewis & Co., which provides proxy voting services.

•  RiskMetrics Group, which provides proxy voting services.

•  State Street Bank and Trust Company, which performs certain operational functions.

•  Markit WSO Corporation, which performs certain operational functions.

•  BNY Mellon Asset Servicing, which performs certain operational functions.

•  HSBC Securities Services Ltd., which performs certain operational functions.

•  Financial Tracking, LLC, which provides certain operational and compliance functions.

•  Investment Technology Group, Inc., which provides analytical services.

•  Vastardis Fund Services L.P., which provides consulting services, including shadow compliance monitoring.

•  BNP Paribas Securities Services, which provides back office administration.

•  Wilshire Associates Inc., which provides analytical services.

•  Reuters Group, which provides analytical services.

•  Thomson Financial, which provides analytical services.

•  Bloomberg L.P., which provides analytical services.

•  Macgregor XIP, which provides software services of trade order management systems.

•  Eze Castle, which provides software services.

•  Financial Information Network, which provides investment advisory accounting services.

•  Advent Software, Inc., which provides investment advisory accounting services.

•  Electra Information Systems, which provides investment advisory accounting services.

•  Evare, which provides investment advisory accounting services.

•  Cogent Consulting, which provides commission tracking services.

•  Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information about PACE Money Market Investments on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

•  PACE Alternative Strategies Investments is subject to CFTC and National Futures Association ("NFA") reporting requirements due to its status as a commodity pool for which UBS Global AM is registered as a commodity pool operator. PACE Alternative Strategies Investments supplies portfolio holdings information on a monthly basis with no lag time after the close of the month to data aggregating service providers to facilitate reporting to the CFTC/NFA.

Certain investment advisors also disclose their portfolio holding information on a weekly or quarterly basis to Investment Technology Group, Inc., which provides analytical services.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets. An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund, or an attorney in the UBS Global AM Legal and Compliance Department. No fund has given its consent to any such use or disclosure and no person or agent of UBS Global AM or any investment advisor is authorized to give such consent except as approved by a fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to a fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceeding). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund's portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information. Policies and procedures regarding non-material information permit UBS Global AM, investment advisors, fund officers, fund portfolio managers, and other senior officers of UBS Global AM Fund Treasury, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments' representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, "commentary and analysis") or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (or, in the case of PACE Money Market Investments, after the most recent monthly public posting of portfolio holdings) ("recent portfolio changes") to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM and the investment advisors believe that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

"Approved Representatives" include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM and/or any investment advisor in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration. The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Please see the prospectus regarding the posting of information regarding certain top equity holdings after calendar-quarter ends.

Organization of the trust; trustees and officers; principal holders and management ownership of securities

The Trust was organized on September 9, 1994 as a statutory trust under the laws of the State of Delaware and currently has fifteen operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

The Trust is governed by a board of trustees, which oversees each fund's operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. The table below shows, for each trustee (sometimes referred to as a "board member") and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupation during the last five years, the number of funds in the UBS fund complex overseen by the trustee or officer, and other directorships held by such trustee.

Interested trustee

Name, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; [71] Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

				Professor Feldberg is a director or trustee of 23 investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Independent trustees

Name, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; [78] c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee); Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessey) (from 1982 to 1995).

				Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None
Alan S. Bernikow; [72] 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Name, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard R. Burt; [66] McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

				Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.
Bernard H. Garil; [73] 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of the OFI Global Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; [54] 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the board of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001-2007 and since 2009).

				Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

1  Each trustee holds office for an indefinite term.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph Allessie[2]; [48]	Vice President, Assistant Secretary and interim Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since January 2014 (Interim Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski[2]; [45]	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (since 2008) and senior manager of the US Mutual Fund Treasury Administration Department of UBS Global AM—Americas region. She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007-2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver[2]; [50]	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow[2]; [47]	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President), Since 2004 (Treasurer) and Since 2006 (Principal Accounting Officer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury Department (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook[2]; [48]	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US Mutual Fund Treasury Administration Department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha2; [33]	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper[3]; [55]	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary[2]; [45]	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee[2]; [42]	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn[2]; [47]	Vice President and Assistant Treasurer	Since 2006

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US Mutual Fund Treasury Administration Department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Robert Sabatino[3]; [40]	Vice President	Since 2008

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders[2]; [48]	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup[2]; [57]	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and the global head of the fund treasury administration department (since 2006) of UBS Global AM—Americas region. Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller[2]; [52]	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu2; [29]	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US Mutual Fund Treasury Administration Department of UBS Global AM—Americas region. She was a fund treasury manager (from 2012 to March 2013) and a mutual fund administrator (from 2007 to 2012) for UBS Global AM Americas region. Ms. Yu is a vice president of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Officers are appointed by the trustees and serve at the pleasure of the board.

2  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

3  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

Information about trustee ownership of fund shares

Trustee	Fund	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM serves as investment advisor or manager[1]
Interested trustee
Meyer Feldberg	PACE High Yield Investments	[Over $100,000]	[Over $100,000]
Independent trustees
Richard Q. Armstrong	PACE Mortgage-Backed Securities Fixed Income Investments	[$10,001 - $50,000]	[Over $100,000]
	PACE High Yield Investments	[$50,001 - $100,000]
	PACE International Fixed Income Investments	[$50,001 - $100,000]
Alan S. Bernikow	PACE Large Co Value Equity Investments	[$10,001 - $50,000]	[Over $100,000]
	PACE Strategic Fixed Income Investments	[$10,001 - $50,000]
	PACE Large Co Growth Equity Investments	[$10,001 - $50,000]
	PACE International Equity Investments	[$10,001 - $50,000]
	PACE Small/Medium Co Value Equity Investments	[$10,001 - $50,000]
	PACE Alternative Strategies Investments	[$1 - $10,000]
Richard R. Burt	PACE Money Market Investments	[$10,001 - $50,000]	[Over $100,000]
	PACE Global Real Estate Securities Investments	[$50,001 - $100,000]
	PACE International Emerging Markets Equity Investments	[Over $100,000]
	PACE International Equity Investments	[Over $100,000]
	PACE Large Co Growth Equity Investments	[Over $100,000]
	PACE Large Co Value Equity Investments	[Over $100,000]

Trustee	Fund	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM serves as investment advisor or manager[1]
	PACE Small/Medium Co Growth Equity Investments	[Over $100,000]
	PACE Small/Medium Co Value Equity Investments	[Over $100,000]
	PACE Mortgage-Backed Securities Fixed Income Investments	[Over $100,000]
	PACE High Yield Investments	[Over $100,000]
	PACE International Fixed Income Investments	[Over $100,000]
	PACE Strategic Fixed Income Investments	[Over $100,000]
	PACE Alternative Strategies Investments	[Over $100,000]
Bernard H. Garil	PACE Global Real Estate Securities Investments	[$10,001 - $50,000]	[Over $100,000]
	PACE International Emerging Markets Equity Investments	[$10,001 - $50,000]
	PACE International Equity Investments	[$10,001 - $50,000]
	PACE Large Co Growth Equity Investments	[$10,001 - $50,000]
	PACE Large Co Value Equity Investments	[$10,001 - $50,000]
	PACE Small/Medium Co Growth Equity Investments	[$10,001 - $50,000]
	PACE Small/Medium Co Value Equity Investments	[$10,001 - $50,000]
	PACE High Yield Investments	[$1 - 10,000]
	PACE International Fixed Income Investments	[$1 - 10,000]
	PACE Municipal Fixed Income Investments	[$10,001 - $50,000]
	PACE Strategic Fixed Income Investments	[$1 - 10,000]

Trustee	Fund	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM serves as investment advisor or manager[1]
	PACE Alternative Strategies Investments	[$10,001 - $50,000]
Heather R. Higgins	PACE Strategic Fixed Income Investments	[$50,001 - $100,000]	[Over $100,000]
	PACE International Equity Investments	[$50,001 - $100,000]
	PACE International Emerging Markets Equity Investments	[$50,001 - $100,000]

1  Information regarding ownership is as of December 31, 2013.

Leadership structure and qualifications of board of trustees

The board is responsible for oversight of the funds. The board is currently composed of six trustees, five of whom are not "interested persons" of the fund as that term is defined by the Investment Company Act ("Independent Trustees"). The remaining trustee is independent of UBS Global AM but is an "interested person" of the funds within the meaning of the Investment Company Act because he is employed by a registered broker-dealer that may execute transactions with the funds from time to time. The board members have selected an Independent Trustee to act as chairman of the board. The chairman of the board's role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds' Chief Compliance Officer or service providers, including staff of UBS Financial Services Inc. or UBS Global AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board's leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board's oversight.

The funds have engaged UBS Global AM to manage the funds on a day-to-day basis. The board is responsible for overseeing UBS Global AM and other service providers in the operations of the funds in accordance with the Investment Company Act, applicable state and other laws, and the funds' charters. The board reviews, on an ongoing basis, the funds' performance, operations and investment strategies and techniques. The board also conducts reviews of UBS Global AM and its role in running the operations of the funds.

The board has concluded that, based on each trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a trustee. In determining that a particular trustee is qualified to serve as a trustee, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the funds and protecting the interests of shareholders. Among the attributes common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS Global AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as trustees. In addition, the board has taken into account the actual service and commitment of the trustees during their tenure in concluding that each should continue to serve. A trustee's ability to perform his or her duties effectively may have been attained through a trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a trustee of the funds, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Mr. Armstrong has served as a board member of the Trust and as a director/trustee of the other funds in the fund complex for well more than a decade, including as a member and/or chair of various board committees. Mr. Armstrong has served as chairman of the board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management and consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies, including (1) chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters); (2) partner of the New England Consulting Group (management consulting firm); and (3) managing director of LVMH U.S. Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessey Corporation) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well known brands as Arrow shirts and Gold Toe socks).

Amb. Burt has also served as a board member of the Trust and as a director/trustee of the other funds in the fund complex for well more than a decade, including as a member and/or chair of various board committees. Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS Global AM fund complex and has served as a director on other corporate boards. Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the US Ambassador to the Federal Republic of Germany (1985-1989). He had also been a partner of McKinsey & Company (management consulting firm).

Prof. Feldberg has served as a board member of the Trust and other mutual funds in the fund complex for over two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies.

Mr. Bernikow, Mr. Garil and Ms. Higgins were elected as trustees of the funds and the other funds in the fund complex during 2005-2006. Mr. Bernikow, Mr. Garil and Ms. Higgins also serve as members and/or chairs of various board committees.

Mr. Bernikow has extensive accounting and finance experience (being a certified public accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank.

Mr. Garil has four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission.

Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each trustee's professional experience is included above in the table in the section captioned "Organization of the Trust; trustees and officers; principal holders and management ownership of securities." That table contains information regarding other directorships currently held by board members. In addition, during the five years ended [March 31, 2014], the following trustee was a member of the boards of the following companies: Amb. Burt—director of IGT, Inc. (provides technology to gaming and wagering industry); and director of The Protective Group, Inc. (produces armor products).

Risk oversight

The funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the board's general oversight of the funds' investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the funds is the responsibility of UBS Global AM or other service providers (depending on the nature of the risk), subject to supervision by UBS Global AM. Each of UBS Global AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the funds or UBS Global AM, their affiliates or other service providers. As part of its regular oversight of the funds, the board, directly or through a committee, reviews reports from, among others, management, the funds' Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS Global AM or its affiliates, as appropriate, regarding risks faced by the fund and UBS Global AM's risk oversight programs. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the funds' compliance program and reports to the board regarding compliance matters for the funds and their service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are the trustees who are Independent Trustees. Alan S. Bernikow is chairman of the Audit Committee. The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS Global AM funds he oversees. The board has determined that Mr. Bernikow's simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of the funds' audit, (ii) overseeing the funds' accounting and financial reporting policies, practices and internal controls; (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the funds' independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the funds' independent auditors of their independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the funds' qualification under Subchapter M of the Code and the amounts distributed and reported to shareholders; reviewing with the registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the funds' audit or determining whether the funds' financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended July 31, 2013, the Audit Committee held five meetings.

The funds' board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended July 31, 2013. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Trust at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders.

Information about Independent Trustee ownership of securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM

[As of December 31, 2012, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.]

Compensation

Each Independent Trustee receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $120,000 and a $20,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended.

Independent Trustees who participate in previously scheduled joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled joint in-person meetings of the Boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund's board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually an additional $60,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board's oversight of compliance or contract reconsideration matters (currently Heather R. Higgins and Bernard H. Garil, respectively) receives annually an additional $25,000. However, if a board member simultaneously holds more than one such position or assignment, he or she is paid only the higher of the fees otherwise payable for these positions or assignments. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid in the aggregate from the UBS Global AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM served as an investment advisor or manager during the periods indicated.

Compensation table1

Name of person, position	Aggregated compensation from the Trust[3]	Total compensation from the Trust and the fund complex[4]
Richard Q. Armstrong, Trustee	$64,742	[$263,000	]
Alan S. Bernikow, Trustee	62,128	[249,000	]
Richard R. Burt, Trustee	55,574	[243,000	]
Meyer Feldberg, Trustee[2]	51,285	[233,577	]
Bernard H. Garil, Trustee	59,718	[239,000	]
Heather R. Higgins, Trustee	59,718	[239,000	]

1  Except as discussed below, only Independent Trustees were compensated by the funds for which UBS Global AM serves as investment advisor or manager.

2  Professor Feldberg is an "interested person" of the funds by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates, and (ii) otherwise by UBS Global AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor or manager, and

(2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.

3  Represents total fees paid to each trustee during the fiscal year ended July 31, 2013.

4  [Represents fees paid during the calendar year ended December 31, 2013 to each Independent Trustee by: (a) 13 investment companies in the case of Messrs. Armstrong, Bernikow, Burt and Garil and Ms. Higgins; and (b) 22 investment companies in the case of Professor Feldberg, for which UBS Global AM served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.]

Principal holders and management ownership of securities

As of [                     ] trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of any fund, except as listed below:

Fund	Aggregated percentage of shares held by trustees and officers as a group as of [ ]

As of [                     ], the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of any class of a fund's shares:

Fund	Name and address[1]	Percentage of shares beneficially owned as of [ ]

Fund	Name and address[1]	Percentage of shares beneficially owned as of [ ]

Fund	Name and address[1]	Percentage of shares beneficially owned as of [ ]

Fund	Name and address[1]	Percentage of shares beneficially owned as of [ ]

Fund	Name and address[1]	Percentage of shares beneficially owned as of [ ]

1  The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

Investment management, administration and principal underwriting arrangements

Investment management and administration arrangements. UBS Global AM with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, acts as the investment manager and administrator to the Trust pursuant to an agreement with the Trust ("Management and Administration Agreement"). UBS Global AM is an investment management firm managing approximately $[  ] billion, as of December 31, 2013, primarily for institutional pension and profit sharing funds. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $[  ] billion in assets under management as of December 31, 2013. UBS Global AM is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the fund.

[As of [December 31, 2013], UBS Global AM also serves as the investment advisor or sub-advisor to 29 other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; Jackson National Life Large Cap Select Growth Fund; Laudus Growth Investors US Large Cap Growth Fund; Lincoln Variable Insurance Products Trust (LVIP) UBS Large Cap Growth Relationship RPM Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Nationwide Global Equity Fund; Nationwide High Yield Bond Fund; Nationwide International Value Fund; PacificLife Funds (PLF) Large Cap Growth Fund; Pacific Select Fund (PSF) Large-Cap Growth Portfolio; Russell Investment Company Emerging Markets Fund; SMA Relationship Trust; Strategic Global Income Fund Inc.; UBS Cashfund Inc.; The UBS Funds; UBS Investment Trust; UBS Managed Municipal Trust; UBS Money Series; UBS Municipal Money Market Series; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; and Variable Annuity Life Insurance Company (VALIC) International Opportunities Fund.] Under the Management and Administration Agreement, UBS Global AM, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds. UBS Global AM is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. UBS Global AM is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. UBS Global AM reviews the performance of all investment advisors and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, UBS Global AM keeps certain books and records of the Trust. UBS Global AM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of UBS Global AM under the Management and Administration Agreement are not exclusive to the Trust, and UBS Global AM is free to, and does, render management services to others.

As specified in the prospectuses, each fund pays fees to UBS Global AM for management and administrative services, based on annual percentage rates of the fund's average daily net assets.

The following table shows the fees earned (or accrued) by UBS Global AM and the portions of those fees waived by UBS Global AM for the fiscal periods indicated.

	Management and administration fees earned (or accrued) and recoupments, if any, of prior expense reimbursements by UBS Global AM for fiscal years ended July 31,			Management and administration fees waived and/or expense reimbursements by UBS Global AM for fiscal years ended July 31,
Fund	2013	2012	2011	2013	2012	2011
PACE Money Market Investments	$1,139,856	$1,443,175	$1,267,950	$2,243,226	$2,874,564	$2,258,176
PACE Mortgage-Backed Securities Fixed Income Investments	3,738,414	3,786,156	3,830,186	674,055	461,851	519,197
PACE Intermediate Fixed Income Investments	2,419,164	2,433,865	2,443,633	254,708	255,026	207,420
PACE Strategic Fixed Income Investments	5,628,723	5,201,778	4,685,161	5,086	98,104	241,526
PACE Municipal Fixed Income Investments	1,782,643	1,717,907	1,729,825	127,777	117,790	113,934
PACE International Fixed Income Investments	4,008,377	4,018,346	4,086,589	513,375	547,913	540,638
PACE High Yield Investments	2,709,396	2,196,470	2,056,453	172,704	127,772	118,506
PACE Large Co Value Equity Investments	9,362,027	8,489,463	8,914,846	22,487	159	404
PACE Large Co Growth Equity Investments	9,146,895	8,569,964	8,702,260	—	808	89,315
PACE Small/Medium Co Value Equity Investments	3,524,118	3,081,107	3,406,070	182	199,473	56,610
PACE Small/Medium Co Growth Equity Investments	3,691,304	3,401,405	3,600,750	28,069	188,640	116,207
PACE International Equity Investments	7,717,435	6,907,247	7,808,820	7,803	13	19,744
PACE International Emerging Markets Equity Investments	3,273,224	2,866,653	3,367,727	231,019	—	13,416
PACE Global Real Estate Securities Investments	995,487	800,046	754,017	387,440	439,577	411,315
PACE Alternative Strategies Investments	7,397,654	7,349,860	7,233,327	178,305	211,533	42,140

In connection with its management of the business affairs of the Trust, UBS Global AM bears the following expenses:

(1)  the salaries and expenses of all of its and the Trust's personnel and the fees and expenses of trustees who are interested persons by reason of affiliation with UBS Global AM or the Trust's investment advisors;

(2)  expenses incurred by UBS Global AM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3)  the fees payable to each investment advisor (other than UBS Global AM) pursuant to the Advisory Agreements.

Under the terms of the Management and Administration Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM or the fund's investment advisor(s). General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions, applicable taxes, and, with respect to short sales, any interest expense or any other cost) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by UBS Global AM, (3) organizational expenses, including the organizational and other expenses incurred in connection with the initial offering of any new share classes of a fund or the initial offering of a new fund, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates, UBS Global AM or the investment advisors, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

Under the Management and Administration Agreement, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management and Administration Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to UBS Global AM or by UBS Global AM on 60 days' written notice to the fund.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the funds for certain operating expenses in order to maintain the total annual operating expenses of each class (excluding expenses attributable to (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2014 at a level not to exceed certain specified amounts. Each fund will repay UBS Global AM for any such waived fees/reimbursed expenses during the three-year period following the period during which UBS Global AM waived fees or reimbursed expenses, to the extent that repayment can be made without causing the operating expenses of the fund or class during a year in which repayment is made to exceed these expense caps. The amounts of the expense caps for each fund and each share class are shown in the table below, and are current as of the date of this SAI; the table also shows, for the fiscal year ended July 31, 2013, UBS Global AM's fee waivers/expense reimbursements (which are subject to repayment by the funds through July 31, 2016) and recoupments.

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursement	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	0.60%	$918,256	$—
PACE Mortgage-Backed Securities Fixed Income Investments[1]	0.97%	1.47%	0.72%	0.72	522,385	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	254,708	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	5,086	75,594
PACE Municipal Fixed Income Investments[1]	0.90	1.40	0.65	0.65	122,007	—
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	232,737	—
PACE High Yield Investments[1]	1.28	1.78	1.03	1.03	172,704	—
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02	—	—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	237
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	182	25,353
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	28,069	—
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging[2] Markets Equity Investments	2.15	2.90	1.90	1.90	—	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	387,440	—
PACE Alternative Strategies Investments[1]	1.88	2.63	1.63	1.63	86,304	5,526

1  Expense caps in the table above became effective December 1, 2012. Prior to December 1, 2012, expense caps were as follows:

	Class A	Class C	Class Y	Class P
PACE Mortgage-Backed Securities Fixed Income Investments	1.02%	1.52%	0.77%	0.77%
PACE Municipal Fixed Income Investments	0.93	1.43	0.68	0.68
PACE High Yield Investments	1.35	1.85	1.10	1.10
PACE Alternative Strategies Investments	1.95	2.70	1.70	1.70

2  Effective December 1, 2013, the expense caps for Class A shares, Class C shares, Class Y shares and Class P shares of PACE International Emerging Markets Equity Investments will be 1.95%, 2.70%, 1.70% and 1.70%, respectively.

Additionally, under this fee waiver/expense reimbursement agreement, UBS Global AM has agreed to waive a portion of its management fees paid by each of PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments, to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to Pacific Investment Management Company LLC and Rogge Global Partners plc, respectively. These management fee waivers will not be subject to any recoupment provisions.

With respect to PACE Municipal Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Alternative Strategies Investments, UBS Global AM may voluntarily waive its management fees to the extent necessary to reflect lower sub-advisory fees paid. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its management fees.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that fund. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the fund's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

Effective March 31, 2014, UBS Global AM has entered into a written fee waiver agreement with PACE Alternative Strategies Investments to waive the incremental investment advisory fees it retains due to its management of a portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures).

Finally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the fund's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses.

Investment advisory arrangements. As noted in the prospectus, subject to the monitoring of UBS Global AM and, ultimately, the board, each investment advisor manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management and Administration Agreement. Each Advisory Agreement may be terminated by the Trust upon not less than 30 days' written notice (as specified in a specific Advisory Agreement). Each Advisory Agreement may be terminated by UBS Global AM or the investment advisor upon not less than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Under the Advisory Agreements, the investment advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisors in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment advisor has agreed to its fees as described herein. By virtue of the management, monitoring and administrative functions performed by UBS Global AM, and the fact that investment advisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment advisor serves in a subadvisory capacity to the fund. Subject to the monitoring by UBS Global AM and, ultimately, the board, each investment advisor's responsibilities are limited to managing all or a designated portion of the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments

Under the Advisory Agreements for these funds with Pacific Investment Management Company LLC ("PIMCO"), UBS Global AM (not the fund) pays PIMCO for its services a fee based on the average daily net assets of PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $1,213,361, $1,229,967 and $1,245,282, respectively, for PACE Mortgage-Backed Securities Fixed Income Investments and $2,325,286, $2,158,466 and $1,929,523, respectively, for PACE Strategic Fixed Income Investments. During these same periods, these fees represented approximately 0.20%, 0.20% and 0.20%, respectively, of PACE Mortgage-Backed Securities Fixed Income Investments' average net assets, and 0.25%, 0.25% and 0.25%, respectively, of PACE Strategic Fixed Income Investments' average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

PACE Intermediate Fixed Income Investments

Under the current Advisory Agreement for this fund with BlackRock Financial Management, Inc. ("BlackRock"), UBS Global AM (not the fund) pays BlackRock a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $578,833, $581,773 and $583,727, respectively, which represented approximately 0.13%, 0.13% and 0.13%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. As of September 30, 2013, the PNC Financial Services Group, Inc. ("PNC") owned 20.9% of BlackRock and institutional investors, employees and the public held an economic interest of 79.1%. With regard to voting stock, PNC owned 21.9% and institutional investors, employees and the public owned 78.1% of voting shares.

PACE Municipal Fixed Income Investments

Under the current Advisory Agreement for this fund with Standish Mellon Asset Management Company LLC ("Standish"), UBS Global AM (not the fund) pays Standish a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $521,457, $507,872 and $511,448, respectively, which represented approximately 0.16%, 0.16% and 0.16%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Standish resulted from the acquisition of Standish, Ayer & Wood, Inc. ("SAW") by Mellon Financial Corporation ("Mellon") on July 31, 2001. SAW was the fund's investment advisor from June 1, 2000, until its acquisition by Mellon. Standish is a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a global financial services company formed by the merger of Mellon and The Bank of New York Company, Inc. on July 1, 2007.

PACE International Fixed Income Investments

Under the current Advisory Agreement for this fund with Rogge Global Partners plc ("Rogge Global Partners"), UBS Global AM (not the fund) pays Rogge Global Partners a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $1,058,457, $1,060,520 and $1,070,855, respectively, which represented approximately 0.20%, 0.20% and 0.20%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Until 2001, Rogge Global Partners had been a wholly owned subsidiary of United Asset Management Corporation ("UAM"), which itself was a wholly owned subsidiary of Old Mutual plc, an international financial services firm headquartered in London, England. In 2001, Rogge Global Partners' key professionals repurchased 30.5% of the company's equity from Old Mutual. Rogge Global Partners' staff currently hold 17% of the company's equity, the remaining 83% is owned by UAM UK Holdings Ltd which is ultimately in turn a wholly owned subsidiary of Old Mutual Plc, a FTSE 100 listed firm, headquartered in London, England.

PACE High Yield Investments

Under the current Advisory Agreement for this fund with MacKay Shields LLC ("MacKay Shields"), UBS Global AM (not the fund) pays MacKay Shields a fee based on the fund's average daily net assets. For the fiscal year ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $1,185,361, $960,499 and $897,355, respectively, which represented approximately 0.35%, 0.35% and 0.35%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

MacKay Shields is controlled by members of MacKay Shields' management. MacKay Shields is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM"). The ultimate parent is New York Life Insurance Company. Within the NYLIM structure, there are two affiliated broker-dealers, NYLIFE Distributors and NYLIFE Securities.

PACE Large Co Value Equity Investments

Under the current Advisory Agreements for this fund with Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena"), Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), UBS Global AM (not the fund) pays each of ICAP, Pzena, Robeco and Los Angeles Capital a fee based on the fund's average daily net assets that each manages (and in Pzena's case it may receive a maximum fee depending on its assets under management). For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued aggregate investment advisory fees to the fund's investment advisor(s) of $4,180,556, $3,842,952 and $4,068,928, respectively, which represented approximately 0.33%, 0.34% and 0.34%, respectively, of the fund's net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

ICAP is a wholly-owned subsidiary of NYLIM, a subsidiary of the New York Life Insurance Company. Pzena is the operating company of Pzena Investment Management, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Pzena was founded in 1995 by Richard Pzena and began managing assets on January 1, 1996. Robeco is a wholly-owned subsidiary of Robeco Groep N.V. ("Robeco Group"), a Dutch investment management firm headquartered in Rotterdam, the Netherlands. ORIX Corporation, a publicly traded financial services group based in Tokyo, Japan, is the majority owner of Robeco Group. Los Angeles Capital is a California Subchapter S corporation founded in 2002 and is wholly-owned by its working principals.

PACE Large Co Growth Equity Investments

Under the current Advisory Agreements for this fund with Delaware Investments Fund Advisers ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), UBS Global AM (not the fund) pays Delaware, Roxbury and J.P. Morgan a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued aggregate investment advisory fees to the fund's investment advisor(s) of $3,372,951, $3,385,817 and $3,400,209, respectively, which represented approximately 0.29%, 0.31% and 0.31%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Delaware, a series of Delaware Management Business Trust, is an indirect subsidiary of Macquarie Group Limited. Macquarie Group Limited is traded on the Australian Stock Exchange (ASX: MQG) and regulated by the Australian Prudential Regulation Authority, the Australian banking regulator. Other entities in the corporate chain of control of which Delaware is a direct or indirect subsidiary include Delaware Investments Fund Advisers, Inc., Delaware Investments U.S., Inc., DMH Corp., Delaware Management Holdings, Inc. and Macquarie Bank Limited. Investments in the fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and will be subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the fund, the repayment of capital from the fund or any particular rate of return.

Roxbury is a Delaware limited liability company. WT Investments, Inc., a wholly owned subsidiary of M&T Corporation ("M&T"), owns 100% of the preferred interests of Roxbury. The common interests of Roxbury are owned primarily by Roxbury Capital Management, a California corporation, M&T and Anthony H. Browne, the principal of related trusts.

J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.

PACE Small/Medium Co Value Equity Investments

Under the current Advisory Agreements for this fund with Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), UBS Global AM (not the fund) pays MetWest Capital, Systematic and Kayne Anderson Rudnick a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued aggregate investment advisory fees to the fund's investment advisor(s) of $1,726,366, $1,534,175 and $1,688,908, respectively, which represented approximately 0.39%, 0.40% and 0.40%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

MetWest Capital is wholly-owned by Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company. Systematic is a Delaware limited partnership. Affiliated Managers Group, Inc. ("AMG"), a publicly traded asset management company, holds a majority ownership interest in Systematic through a wholly owned subsidiary of AMG, Titan NJ LP Holdings, LLC, with the remaining equity spread among ten active senior members of Systematic. Systematic's Management Team retains autonomous control of the investment philosophy and process, as well as comprehensive management of the firm. Kayne Anderson Rudnick Investment Management, LLC is a wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded asset management company.

PACE Small/Medium Co Growth Equity Investments

Under the current Advisory Agreements for this fund with Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade"), Riverbridge Partners, LLC ("Riverbridge"), Lee Munder Capital Group, LLC ("LMCG") and Timpani Capital Management LLC ("Timpani"), UBS Global AM (not the fund) pays Copper Rock, Palisade, Riverbridge, LMCG and Timpani a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued aggregate investment advisory fees to the fund's investment advisor(s) of $1,845,664, $1,734,036 and $1,899,572, respectively, which represented approximately 0.40%, 0.41% and 0.42%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Copper Rock is 60% owned by Old Mutual Asset Management, and 40% owned by the firm's employees. 100% of Palisade's voting equity interests are owned by the firm's five principals (and their children, solely for estate planning purposes). An additional investor owns a non-voting preferred interest in the company. Riverbridge is majority-owned by Northill US Holdings, Inc., part of the Northill Capital Group. The remaining interests in the company are employee owned. LMCG is a board managed LLC, the majority of which is owned by Convergent Capital Management ("CCM"), the investment firm holding company of City National Bank, NA. In addition to CCM, Rednum Family Investments, LP, which is controlled by the firm's founder, Lee P. Munder, is a significant owner and deemed a control person. LMCG's employees own the remaining interest in the firm. Timpani is 100% employee owned.

PACE International Equity Investments

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management, LLC ("Chautauqua"), UBS Global AM (not the fund) pays Mondrian, J.P. Morgan, Los Angeles Capital and Chautauqua a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $2,663,655, $2,392,285 and $2,627,648, respectively, which represented approximately 0.31%, 0.31% and 0.30%, respectively, of the fund's net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Mondrian is a limited company organized under the laws of the United Kingdom. Mondrian is controlled by members of Mondrian's management. J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management. Los Angeles Capital is a California Subchapter S corporation founded in 2002 and is wholly-owned by its working principals. Chautauqua is a limited liability company wholly-owned by its employees.

PACE International Emerging Markets Equity Investments

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company, L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG"), UBS Global AM (not the fund) pays Mondrian, William Blair and LMCG a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $1,298,337, $1,570,253 and $1,794,271, respectively, which represented approximately 0.44%, 0.60% and 0.59%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Mondrian is controlled by members of Mondrian's management. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Arthur J. Simon, Brent W. Gledhill, W. George Greig, Richard P. Kiphart, John C. Moore and Michelle R. Seitz. LMCG is a board managed LLC, the majority of which is owned by Convergent Capital Management ("CCM"), the investment firm holding company of City National Bank, NA. In addition to CCM, Rednum Family Investments, LP, which is controlled by the firm's founder, Lee P. Munder, is a significant owner and deemed a control person. LMCG's employees own the remaining interest in the firm.

PACE Global Real Estate Securities Investments

Under the current Advisory Agreements for this fund with CBRE Clarion Securities LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield"), UBS Global AM (not the fund) pays CBRE Clarion and Brookfield a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2013, July 31, 2012 and July 31, 2011, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $507,535, $408,040 and $384,557, respectively, which represented approximately 0.41%, 0.41% and 0.41%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

CBRE Clarion is a limited liability company organized under the laws of Delaware. The firm is an indirect majority owned subsidiary of CBRE Group, Inc., a commercial real estate services company headquartered in Los Angeles, California. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global asset manager focusing on property, renewable power and infrastructure assets.

PACE Alternative Strategies Investments

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), UBS Global AM (not the fund) pays Analytic Investors, First Quadrant and Standard Life Investments a fee based on the fund's average daily net assets that each manages (UBS Global AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures). For the fiscal years ended July 31, 2013, July 31, 2012, and July 31, 2011, UBS Global AM paid or accrued aggregate investment advisory fees to the fund's investment advisor(s) of $3,572,485, $3,590,006 and $3,661,532, respectively, which represented approximately 0.68%, 0.70% and 0.71%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

99% of Analytic Investors' Class A interests (its voting/control interests) is owned by Analytic Investors Holdings, LLC, which is an employee-owned entity. Harindra de Silva, Analytic Investors' President, has a majority ownership interest in Analytic Investors Holdings, LLC.

First Quadrant operates as a Delaware limited partnership. Affiliated Managers Group, Inc. ("AMG"), a publicly traded global asset management holding company, is the general partner and holds a majority ownership interest. First Quadrant management controls the remaining ownership interest as individual limited partners of First Quadrant. First Quadrant is registered as an investment adviser with the SEC. First Quadrant is also registered as a commodity trading advisor and commodity pool operator with the CFTC and NFA.

Standard Life Investments, a Scottish corporation, is a wholly-owned subsidiary of Standard Life Investments Limited which is itself a wholly owned subsidiary of Standard Life Investments Holdings Limited ("SLIH"). Standard Life PLC, a publicly traded financial services and insurance firm (LSE: SL), is the parent of SLIH. Standard Life Investments is based in Edinburgh, Scotland and has offices in Hong Kong, Sydney, Montreal, Boston, and London.

Process for selection of investment advisors. In selecting investment advisors for the funds, UBS Global AM, together with UBS Financial Services Inc., looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

After a thorough initial review of potential advisors, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

•  Investment returns over short- and long-term periods

•  Risk-adjusted performance

•  Performance relative to the market index that serves as the benchmark for the investment style

The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

•  Investment philosophy and discipline

•  Adherence to investment style

•  Experience and continuity of key personnel

•  Client service capabilities

•  Size and financial stability

In some instances, it is determined that more competitive and/or consistent returns can be better achieved by hiring multiple investment advisors for an individual fund, each specializing in a particular market segment and management style.

The final phase is the ongoing monitoring of investment advisor performance to ensure that the standards set by the initial phases remain intact throughout the life of a fund. PACE fund investment advisors can be considered for replacement if they are judged to no longer meet the standards that led to their original selection among other reasons. The result of this comprehensive approach is access to a select group of investment advisors.

Principal underwriting arrangements. UBS Global AM (US), 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter of each class of shares of the funds pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM (US) enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell the funds' shares. PACE Money Market Investments has only Class P shares established. The other funds have Class A, Class C, Class Y and Class P shares established.

Under separate plans pertaining to the Class A and Class C shares of each fund adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), each fund pays UBS Global AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, each applicable fund pays UBS Global AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for Class C shares of fixed income funds) of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the funds' Class P or Class Y shares, and the funds pay no service or distribution fees with respect to these classes of shares.

UBS Global AM (US) uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer. Each dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS Global AM (US) uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling each fund's Class C shares and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and other shareholder materials to prospective investors. UBS Global AM (US) also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the distribution activities of UBS Global AM (US).

UBS Global AM (US) compensates financial advisors when Class C shares are bought by investors, as well as on an ongoing basis.

UBS Global AM (US) receives the proceeds of the initial sales charge paid when Class A shares are bought and of the deferred sales charge paid upon sales of Class A and Class C shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that each fund must pay service and distribution fees to UBS Global AM (US) for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the expenses of UBS Global AM (US) for a fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the expenses of UBS Global AM (US) are less than such fees, it will retain its full fees and realize a profit.

Annually, the board reviews the Plans and the corresponding expenses of UBS Global AM (US) for each class of shares of a fund separately from the Plans and expenses attributable to the other classes of shares of the funds.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the board members, UBS Global AM (US) allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

The funds paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A and Class C Plans during the fiscal year ended July 31, 2013:

	Class A	Class C
PACE Mortgage-Backed Securities Fixed Income Investments	$184,926	$143,184
PACE Intermediate Fixed Income Investments	85,142	22,373
PACE Strategic Fixed Income Investments	204,183	174,449
PACE Municipal Fixed Income Investments	172,529	99,512
PACE International Fixed Income Investments	198,054	49,844
PACE High Yield Investments	59,923	43,997
PACE Large Co Value Equity Investments	350,514	131,458
PACE Large Co Growth Equity Investments	153,782	37,406
PACE Small/Medium Co Value Equity Investments	74,134	46,168
PACE Small/Medium Co Growth Equity Investments	96,654	35,856
PACE International Equity Investments	136,333	26,896
PACE International Emerging Markets Equity Investments	46,089	24,631
PACE Global Real Estate Securities Investments	13,117	2,156
PACE Alternative Strategies Investments	114,531	49,309

UBS Global AM (US) estimates that it and its affiliates incurred shareholder service-related and distribution-related expenses with respect to the funds during the fiscal year ended July 31, 2013, as set forth below.

PACE Mortgage-Backed Securities Fixed Income Investments

Class A
Marketing and advertising	$380,402
Amortization of commissions	15,157
Printing of prospectuses and SAIs	518
Branch network costs allocated and interest expense	177,035
Service fees paid to financial advisors	70,273
Class C
Marketing and advertising	$97,919
Amortization of commissions/distribution fees paid to financial advisors	37,062
Printing of prospectuses and SAIs	134
Branch network costs allocated and interest expense	45,644
Service fees paid to financial advisors	17,194

PACE Intermediate Fixed Income Investments

Class A
Marketing and advertising	$268,479
Amortization of commissions	0
Printing of prospectuses and SAIs	294
Branch network costs allocated and interest expense	118,845
Service fees paid to financial advisors	32,353
Class C
Marketing and advertising	$23,527
Amortization of commissions/distribution fees paid to financial advisors	5,795
Printing of prospectuses and SAIs	26
Branch network costs allocated and interest expense	10,425
Service fees paid to financial advisors	2,594

PACE Strategic Fixed Income Investments

Class A
Marketing and advertising	$406,565
Amortization of commissions	22,005
Printing of prospectuses and SAIs	569
Branch network costs allocated and interest expense	206,249
Service fees paid to financial advisors	77,590
Class C
Marketing and advertising	$116,145
Amortization of commissions/distribution fees paid to financial advisors	85,499
Printing of prospectuses and SAIs	162
Branch network costs allocated and interest expense	58,825
Service fees paid to financial advisors	15,384

PACE Municipal Fixed Income Investments

Class A
Marketing and advertising	$152,019
Amortization of commissions	2,475
Printing of prospectuses and SAIs	173
Branch network costs allocated and interest expense	176,131
Service fees paid to financial advisors	65,561
Class C
Marketing and advertising	$29,281
Amortization of commissions/distribution fees paid to financial advisors	25,392
Printing of prospectuses and SAIs	33
Branch network costs allocated and interest expense	33,934
Service fees paid to financial advisors	11,607

PACE International Fixed Income Investments

Class A
Marketing and advertising	$392,027
Amortization of commissions	0
Printing of prospectuses and SAIs	691
Branch network costs allocated and interest expense	187,703
Service fees paid to financial advisors	75,259
Class C
Marketing and advertising	$32,898
Amortization of commissions/distribution fees paid to financial advisors	12,489
Printing of prospectuses and SAIs	58
Branch network costs allocated and interest expense	15,748
Service fees paid to financial advisors	5,902

PACE High Yield Investments

Class A
Marketing and advertising	$157,959
Amortization of commissions	3,386
Printing of prospectuses and SAIs	227
Branch network costs allocated and interest expense	75,636
Service fees paid to financial advisors	22,771
Class C
Marketing and advertising	$38,657
Amortization of commissions	19,636
Printing of prospectuses and SAIs	56
Branch network costs allocated and interest expense	18,512
Service fees paid to financial advisors	4,084

PACE Large Co Value Equity Investments

Class A
Marketing and advertising	$682,271
Amortization of commissions	1,688
Printing of prospectuses and SAIs	987
Branch network costs allocated and interest expense	420,478
Service fees paid to financial advisors	133,195
Class C
Marketing and advertising	$64,068
Amortization of commissions/distribution fees paid to financial advisors	39,359
Printing of prospectuses and SAIs	92
Branch network costs allocated and interest expense	39,483
Service fees paid to financial advisors	11,713

PACE Large Co Growth Equity Investments

Class A
Marketing and advertising	$712,765
Amortization of commissions	0
Printing of prospectuses and SAIs	664
Branch network costs allocated and interest expense	311,542
Service fees paid to financial advisors	58,438
Class C
Marketing and advertising	$43,479
Amortization of commissions/distribution fees paid to financial advisors	10,370
Printing of prospectuses and SAIs	40
Branch network costs allocated and interest expense	19,010
Service fees paid to financial advisors	3,411

PACE Small/Medium Co Value Equity Investments

Class A
Marketing and advertising	$218,455
Amortization of commissions	845
Printing of prospectuses and SAIs	440
Branch network costs allocated and interest expense	121,870
Service fees paid to financial advisors	28,171
Class C
Marketing and advertising	$34,059
Amortization of commissions/distribution fees paid to financial advisors	12,504
Printing of prospectuses and SAIs	68
Branch network costs allocated and interest expense	19,000
Service fees paid to financial advisors	4,130

PACE Small/Medium Co Growth Equity Investments

Class A
Marketing and advertising	$244,874
Amortization of commissions	252
Printing of prospectuses and SAIs	501
Branch network costs allocated and interest expense	143,007
Service fees paid to financial advisors	36,731
Class C
Marketing and advertising	$22,747
Amortization of commissions/distribution fees paid to financial advisors	10,359
Printing of prospectuses and SAIs	46
Branch network costs allocated and interest expense	13,285
Service fees paid to financial advisors	3,211

PACE International Equity Investments

Class A
Marketing and advertising	$591,583
Amortization of commissions	0
Printing of prospectuses and SAIs	683
Branch network costs allocated and interest expense	244,454
Service fees paid to financial advisors	51,807
Class C
Marketing and advertising	$29,176
Amortization of commissions/distribution fees paid to financial advisors	7,702
Printing of prospectuses and SAIs	34
Branch network costs allocated and interest expense	12,062
Service fees paid to financial advisors	2,491

PACE International Emerging Markets Equity Investments

Class A
Marketing and advertising	$168,095
Amortization of commissions	3,356
Printing of prospectuses and SAIs	376
Branch network costs allocated and interest expense	83,475
Service fees paid to financial advisors	17,514
Class C
Marketing and advertising	$22,457
Amortization of commissions/distribution fees paid to financial advisors	7,275
Printing of prospectuses and SAIs	50
Branch network costs allocated and interest expense	11,168
Service fees paid to financial advisors	2,190

PACE Global Real Estate Securities Investments

Class A
Marketing and advertising	$10,369
Amortization of commissions	0
Printing of prospectuses and SAIs	195
Branch network costs allocated and interest expense	28,204
Service fees paid to financial advisors	4,986
Class C
Marketing and advertising	$428
Amortization of commissions/distribution fees paid to financial advisors	838
Printing of prospectuses and SAIs	8
Branch network costs allocated and interest expense	1,162
Service fees paid to financial advisors	164

PACE Alternative Strategies Investments

Class A
Marketing and advertising	$410,070
Amortization of commissions	162
Printing of prospectuses and SAIs	373
Branch network costs allocated and interest expense	203,770
Service fees paid to financial advisors	43,522
Class C
Marketing and advertising	$44,306
Amortization of commissions/distribution fees paid to financial advisors	15,779
Printing of prospectuses and SAIs	40
Branch network costs allocated and interest expense	22,375
Service fees paid to financial advisors	4,427

"Marketing and advertising" includes various internal costs allocated by UBS Global AM (US) to its effort at distributing the funds shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM (US). "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the funds shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the funds' shares during this period, and "service fees paid to financial advisors" represents compensation paid by UBS Financial Services Inc. to its financial advisors.

In approving the overall system of distribution for each fund, the board considered several factors, including that the multiple class structure would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

In approving the Class A Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the funds and its shareholders. With regard to each Plan, the board considered (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) the belief of UBS Global AM (US) that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM (US), (5) the services provided by dealers pursuant to each dealer agreement with UBS Global AM (US) and (6) the shareholder service-related and where applicable, distribution-related expenses and costs of UBS Global AM (US).

With respect to each Plan, the board considered all compensation that UBS Global AM (US) would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM (US) under each Plan in that UBS Global AM (US) or an affiliate would receive service, distribution, management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract between the Trust and UBS Global AM (US) for the Class A and Class C shares for the periods set forth below, UBS Global AM (US) earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc.

	For the years ended July 31,
Fund	2013	2012	2011
PACE Mortgage-Backed Securities Fixed Income Investments
Class A
Earned	$4,339	$4,040	$4,226
Retained	552	495	532
Class C
Earned	0	0	0
Retained	0	0	0
PACE Intermediate Fixed Income Investments
Class A
Earned	4,922	2,048	6,276
Retained	673	255	896
Class C
Earned	0	0	0
Retained	0	0	0

	For the years ended July 31,
Fund	2013	2012	2011
PACE Strategic Fixed Income Investments
Class A
Earned	$28,074	$81,204	$19,107
Retained	3,609	10,250	2,938
Class C
Earned	0	0	0
Retained	0	0	0
PACE Municipal Fixed Income Investments
Class A
Earned	3,736	23,465	9,625
Retained	540	3,181	1,254
Class C
Earned	0	0	0
Retained	0	0	0
PACE International Fixed Income Investments
Class A
Earned	4,182	1,578	5,276
Retained	503	198	816
Class C
Earned	0	0	0
Retained	0	0	0
PACE High Yield Investments
Class A
Earned	32,136	47,922	92,153
Retained	3,675	7,662	10,723
Class C
Earned	0	0	0
Retained	0	0	0

	For the years ended July 31,
Fund	2013	2012	2011
PACE Large Co Value Equity Investments
Class A
Earned	$12,809	$4,731	$9,036
Retained	1,417	584	1,160
Class C
Earned	0	0	0
Retained	0	0	0
PACE Large Co Growth Equity Investments
Class A
Earned	3,917	5,088	4,028
Retained	450	684	558
Class C
Earned	0	0	0
Retained	0	0	0
PACE Small/Medium Co Value Equity Investments
Class A
Earned	1,291	214	4,048
Retained	174	20	501
Class C
Earned	0	0	0
Retained	0	0	0
PACE Small/Medium Co Growth Equity Investments
Class A
Earned	4,564	1,725	5,124
Retained	597	180	657
Class C
Earned	0	0	0
Retained	0	0	0

	For the years ended July 31,
Fund	2013	2012	2011
PACE International Equity Investments
Class A
Earned	$2,528	$1,151	$7,692
Retained	232	146	992
Class C
Earned	0	0	0
Retained	0	0	0
PACE International Emerging Markets Equity Investments
Class A
Earned	2,574	2,470	5,955
Retained	344	307	637
Class C
Earned	0	0	0
Retained	0	0	0
PACE Global Real Estate Securities Investments
Class A
Earned	1,591	745	1,879
Retained	169	95	228
Class C
Earned	0	0	0
Retained	0	0	0
PACE Alternative Strategies Investments
Class A
Earned	7,341	634	15,752
Retained	791	62	1,801
Class C
Earned	0	0	0
Retained	0	0	0

UBS Global AM (US) earned and retained deferred sales charges paid upon certain redemptions of shares for the fiscal year ended July 31, 2013 as set forth below.

Fund	Class A	Class C
PACE Mortgage-Backed Securities Fixed Income Investments	$0	$454
PACE Intermediate Fixed Income Investments	0	0

Fund	Class A	Class C
PACE Strategic Fixed Income Investments	$0	$3,864
PACE Municipal Fixed Income Investments	0	300
PACE International Fixed Income Investments	0	0
PACE High Yield Investments	729	168
PACE Large Co Value Equity Investments	0	0
PACE Large Co Growth Equity Investments	0	5
PACE Small/Medium Co Value Equity Investments	0	12
PACE Small/Medium Co Growth Equity Investments	0	5
PACE International Equity Investments	0	60
PACE International Emerging Markets Equity Investments	0	0
PACE Global Real Estate Securities Investments	0	0
PACE Alternative Strategies Investments	0	697

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries") that engage in selling efforts on behalf of the funds, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from 12b-1 fees collected from a fund and/or from UBS Global AM (US)'s own resources (including through transfers from affiliates). Payments made out of UBS Global AM (US)'s own resources are often referred to as "revenue sharing". Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or "trail" fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS Global AM (US) and may also be based on such other factors as the Financial Intermediary's ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary's relationship with UBS Global AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder's investment in a fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder's fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of fund assets similar to that which a fund otherwise would have paid the funds' transfer agent.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares:

•  0.05% of the value (at the time of sale) of Class A, Class C and Class Y shares of a fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph, PACE Alternative Strategies is considered an equity fund. These payments do not apply to shares of PACE Money Market Investments.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). As of [           ], 2013, the unaffiliated financial institutions that UBS Global AM (US) anticipates will receive additional compensation (as described in the prospectus) from UBS Global AM (US) or UBS Global AM, from their own resources, include:

Morgan Stanley Smith Barney LLC, Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.16% (16 basis points) of the average daily value of all Qualifying Shares of the funds or (ii) a minimum of $250,000.00 per year. Qualifying Shares are defined as those shares of the funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs: taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.12% to 0.28% (12 to 28 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the funds (i) in MSSB accounts, (ii) where MSSB is designated by purchasers on the funds' records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares. Qualifying Shares include both domestic and offshore mutual funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by UBS Global AM to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares. "Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class Y qualifying shares (shares sold through Raymond James), UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of funds on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of funds on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of funds on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of funds on assets greater than $5 billion. With respect to Class P qualifying shares, UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.07% (7 basis points) of the average daily value of all qualifying shares of funds on assets less than $500 million, (ii) 0.06% (6 basis points) of the average daily value of all qualifying shares of funds on assets greater than $500 million but less than $1 billion, (iii) 0.05% (5 basis points) of the average daily value of all qualifying shares of funds on assets greater than $1 billion but less than $5 billion and (iv) 0.04% (4 basis points) of the average daily value of all qualifying shares of funds on assets greater than $5 billion. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any fund or funds held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Bank line of credit. Each fund, other than PACE Money Market Investments, participates with other funds managed or advised by UBS Global AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the funds have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. For the fiscal year ended July 31, 2013, the following funds had borrowings:

Fund	Average daily amount of borrowings outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Strategic Fixed Income Investments	$706,111	7	$161	1.175%
PACE Large Co Value Equity Investments	27,300,042	6	5,192	1.141
PACE Large Co Growth Equity Investments	1,301,778	3	121	1.117
PACE Small/Medium Co Value Equity Investments	810,834	5	130	1.156
PACE Small/Medium Co Growth Equity Investments	16,650,793	2	1,055	1.141
PACE International Emerging Markets Equity Investments	3,152,509	4	413	1.180

Proxy voting policies and procedures. The Trust's board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to each fund's investment advisor, subject to the continuing oversight of the board. Following is a summary of the proxy voting policy of each investment advisor to each fund.

You may obtain information about the funds' proxy voting decisions, without charge, online on the funds' Web site (http://www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC's Web site (http://www.sec.gov) for the most recent 12-month period ending June 30 for which an SEC filing has been made.

PACE Money Market Investments and PACE Alternative Strategies Investments—UBS Global AM

UBS Global AM's proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, "proxies") are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service ("Proxy Voting Service"), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service's research of the individual facts and circumstances and the Proxy Voting Service's application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO's fixed income credit research group (the "Credit Research Group") is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers,

PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account's economic interests or the value of the portfolio holding is insignificant in relation to the account's portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers' recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the "Proxy Conflicts Committee"); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO's Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account's best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc.

The fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the fund's board. The fund expects BlackRock and its affiliates to vote proxies related to the fund's portfolio securities for which the fund has voting authority consistent with the fund's best interests.

BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations.

Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-US companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/corporate issues. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

PACE Municipal Fixed Income Investments—Standish Mellon Asset Management Company LLC (The Bank of New York Mellon)

Standish Mellon Asset Management Company LLC ("Standish"), through its participation on BNY Mellon's Proxy Policy Committee ("PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of client accounts over which it has been delegated the authority to vote proxies.

Standish recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

Standish seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Standish or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Standish's and its affiliates' discretion.

All proxies received by Standish are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or Standish's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

PACE International Fixed Income Investments—Rogge Global Partners plc.

Rogge Global Partners plc ("Rogge Global Partners") offers global fixed income investment management to institutional investors. As a fixed income manager, it is highly unlikely Rogge Global Partners would purchase equity securities on behalf of its clients. If Rogge Global Partners were to receive equity securities, such as through an offering related to convertible securities it holds, Rogge Global Partners would normally sell them.

If Rogge Global Partners were to hold a security of a company that was soliciting proxies, Rogge Global Partners assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans under the Employee Retirement Income Securities Act (ERISA), Rogge Global Partners acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Rogge Global Partners has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy voting guidelines. Rogge Global Partners acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Rogge Global Partners of a proxy that requires voting on behalf of a client, Rogge Global Partners will vote the proxy in accordance with these guidelines. The guidelines have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.

Rogge Global Partners has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. The Head of Compliance will report to Rogge Global Partners' principal executive officer any attempts by outside parties or others at Rogge Global Partners who attempt to unduly influence Rogge Global Partners to vote proxies. Attempts made by the principal executive officer will be reported to Rogge Global Partners' Board.

These guidelines are not rigid policy positions. Rogge Global Partners will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Rogge Global Partners determines that not voting a proxy may be more in the best interest of clients, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Rogge Global Partners may change these guidelines from time to time without providing notice of these changes to its clients.

Management proposals. In general, it is Rogge Global Partners' intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

•  Election of directors when there is not an opposition slate

•  Ratification of appointment of auditors

•  Amendments to the Certificate of Incorporation regarding director liability

•  Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

Shareholder proposals. At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Rogge Global Partners will generally vote against proposals motivated by political, ethical or social concerns. Rogge Global Partners will examine each issue solely from an economic perspective and, at times, will vote with management in opposition to shareholder resolutions which could negatively impact the corporation's ability to do business. However, Rogge Global Partners will generally support the following shareholder initiatives concerning the maximization of shareholder value:

•  Against management sheltering 'poison pills' which effectively lower the value of the shares

•  Against the payment of 'greenmail'

•  Against staggered terms for the board of directors

•  For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

•  For cumulative voting policies in electing the board of directors

•  For confidential voting in electing the board of directors

Conflicts of interest. Occasions may arise during the voting process in which a client's best interest conflicts with Rogge Global Partners' interests. A conflict of interest may exist, for example, if Rogge Global Partners has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but it not limited to, employees serving as a director of the company or Rogge Global Partners managing a company's pension fund. If a conflict of interest exists, Rogge Global Partners will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting process. Rogge Global Partners has charged the firm's Head of Compliance with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Head of Compliance is notified of a proxy that requires voting, he will review the proxy and make a voting proposal to the Proxy Voting Committee in-line with these procedures. The Proxy Voting Committee is comprised of the Head of Compliance and any one director/portfolio manager. In the event the committee cannot reach agreement, all of Rogge Global Partners' director/portfolio managers will be consulted. The Head of Compliance is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Recordkeeping. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Rogge Global Partners will maintain the following records for five years in an easily accessible place, the first two years in its office:

•  Rogge Global Partners' proxy voting policies and procedures

•  Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Rogge Global Partners)

•  Records of votes cast on behalf of clients

•  Records of written client requests for voting information

•  Records of written responses from Rogge Global Partners to both written and verbal client requests

•  Any other documents prepared that were material to Rogge Global Partners' decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a voting proxy report. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by call Rogge Global Partners' Head of Compliance at 44-207-842-8416.

PACE High Yield Investments—MacKay Shields LLC

The fund has formally delegated to its investment advisor, MacKay Shields LLC ("MacKay Shields"), the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. MacKay Shields has adopted proxy voting policies and procedures designed to ensure that where clients have delegated proxy voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shield's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict.

The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no conflict exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shield's Compliance Committee. If MacKay Shield's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shield's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

The following examples illustrate MacKay Shield's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay Shields supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Board of directors. MacKay Shields will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, MacKay Shields withholds votes from "over-boarded" CEO directors (CEO directors who serving on more than three boards) or directors who sit on more than six public boards. In a contested election of directors, MacKay Shields will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay Shields generally supports proposals to fix the board size, proposals to repeal classified boards or elect all directors annually. MacKay Shields generally supports proposals to fix the board size or designate a range for the board size. However, MacKay Shields will vote against management's ability to alter the size of the board outside of a specified range without shareholder approval. In addition, MacKay Shields supports proposals to repeal classified boards and elect all directors annually. MacKay Shields also supports proposals seeking that a majority or more of the board be independent. MacKay Shields generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

Antitakeover defenses and voting related issues. MacKay Shields generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay Shields generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay Shields generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

Capital structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay Shields will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay Shields will vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain. MacKay Shields will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

Executive and director compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay Shields will support proposals seeking additional information regarding compensation, but will vote against proposals that set absolute levels on compensation or dictate the amount or form of compensation. MacKay Shields will support withholding votes from Compensation Committee members if the company has poor compensation practices.

PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC, Robeco Investment Management, Inc. and Los Angeles Capital Management and Equity Research, Inc.

Institutional Capital LLC. Institutional Capital LLC's proxy voting policies generally provide that the firm's proxy committee will oversee the operation of the proxy voting policies and that the analyst who follows the company will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. Institutional Capital LLC has adopted proxy voting guidelines that may be employed when considering how to vote proxies. Proxy solicitations that might involve a conflict of interest between Institutional Capital LLC and client interests will be handled by the proxy committee in one of the following ways:

1.  Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on Institutional Capital LLC's part;

2.  Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.  Disclose the conflict to the client and obtain the client's direction to vote the proxies.

Pzena Investment Management, LLC. Under Pzena Investment Management, LLC's ("Pzena") current Proxy Voting Policies and Procedures (the "Proxy Voting Policy"), each proxy that comes to Pzena to be voted is evaluated on the basis of what is in the best interest of the clients. Pzena deems the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability).

In evaluating proxy issues, Pzena relies on ISS Governance Services ("ISS"), a third-party service provider, to identify factual issues of relevance and importance. Pzena also uses information gathered as a result of the in-depth research and on-going company analyses performed by its investment team in making buy, sell and hold decisions for its client portfolios. This process includes periodic meetings with senior management of portfolio companies. Pzena also may consider information from other sources, including the management of a company presenting a proposal, shareholder groups and other independent proxy research services.

Unless a particular proposal or the particular circumstances of a company suggest otherwise, proposals regarding the following issues generally shall be voted in accordance with written voting guidelines that have been formulated by Pzena's Proxy Voting Committee: election of directors; composition of audit, nomination and compensation committees; separation of Chairman and CEO positions; appointment of auditors; employee incentive programs; financings; acquisitions; stock splits; increases in shares of capital stock; social issues; anti-takeover measures; classified boards; director or auditor conflicts; changes in shareholders' rights; supermajority votes for business combinations; and open-ended "other business" questions. The Proxy Voting Committee consists of Pzena's Co-Directors of Research, its Chief Compliance Officer and at least one Portfolio Manager (who represents the interests of all Pzena's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Proxy Voting Committee also is responsible for reviewing Pzena's proxy voting policies, procedures and guidelines at least annually, and for making such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

The Proxy Voting Policy also contains provisions dealing with the detection and resolution of conflicts of interest. With respect to proxies of portfolio companies, Pzena has identified the following potential conflicts of interest:

•  Where Pzena manages the assets of a publicly traded company and also holds that company's or an affiliated company's securities in one or more client portfolios;

•  Where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios;

•  Where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and

•  Where a Pzena officer, director or employee, or an immediate family member thereof, is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

The Proxy Voting Policy provides for various methods of dealing with these and any other conflict scenarios subsequently identified by Pzena, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of ISS where a conflict exists.

Under the Proxy Voting Policy, proxies for securities on loan through securities lending programs will generally not be voted, as Pzena's clients control these securities lending decisions. The Proxy Voting Policy also provides that votes may not be changed once submitted unless such change is approved in writing by both the Chief Compliance Officer and the Co-Directors of Research.

The Proxy Voting Policy requires Pzena to maintain, or cause to be maintained, certain records regarding proxies, including:

•  Copies of Pzena's proxy voting policies and procedures, and any amendments thereto;

•  Copies of any proxy materials received by Pzena for client securities. These may be in the form of the proxy packages received from each company and/or ISS, or downloaded from EDGAR, or any combination thereof;

•  The vote cast for each proposal overall, as well as by account;

•  Records of any correspondence regarding specific proxies and the voting thereof;

•  Records of any reasons for deviations from broad voting guidelines;

•  Copies of any document created by Pzena that was material to making a decision on how to vote proxies or that memorializes the basis of that decision;

•  A record of proxies that were not received, and what actions were taken to obtain them; and

•  Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom Pzena has proxy voting authority, containing information they need to (i) satisfy their annual reporting obligations pursuant to Rule 30b-1-4 under the Investment Company Act, and (ii) complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

The Proxy Voting Policy also requires that Pzena send a copy of the Policy to each prospective client, and to include Proxy Voting Policy disclosures in its Form ADV. At a minimum, such Form ADV disclosures are to include an explanation of how to request copies of the Proxy Voting Policy, as well as any other disclosures required by Rule 206(4)-6 under the Investment Advisers Act of 1940.

The Proxy Voting Policy also contains provisions on how Pzena personnel shall handle corporate actions. Under the Proxy Voting Policy, Pzena is obligated to work with the clients' custodians regarding pending corporate actions. Corporate action notices received from Pzena's portfolio accounting system and/or from one or more custodians are required to be directed to Pzena's Operations personnel, who will check the records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel are responsible for confirming that Pzena has received a response form for each affected client account before the response date. The Research Analyst covering the company is then informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst consults with the firm's Co-Chief Investment Officer and applicable Portfolio Manager when making this determination. Once determined, the response is then communicated by fax back to the custodians by Pzena's Operations personnel. Pzena's Operations personnel also will check the company's Web site for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in Pzena's portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the Web site. All faxes, notes and other written materials associated with the corporate action are required to be kept together in a folder.

The Proxy Voting Policy specifically states that Pzena shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. The Proxy Voting Policy obligates Pzena to forward to all affected clients and former clients any important class action or other litigation information received by Pzena. This does not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information, but does include any proof of claims forms, payment vouchers and other similar items.

Robeco Investment Management, Inc. Robeco's Proxy Policy Committee (the "Committee") is responsible for administering and overseeing Robeco Boston Partners' proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the "Guidelines") and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Robeco's proxy voting process.

To assist Robeco in carrying out its responsibilities with respect to proxy activities, it has engaged Institutional Shareholder Services Inc. ("ISS"), a third party corporate governance research service. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Robeco's Guidelines. While Robeco may consider ISS's recommendations on proxy issues, Robeco bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How Robeco Votes. Robeco's Guidelines were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines. In determining how proxies should be voted, Robeco primarily focuses on maximizing the economic value of its clients' investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Robeco's objective to support shareholder proposals that it believes promote good corporate citizenship.

Robeco has identified for ISS certain routine issues that enable it to vote in a consistent manner with regard to those proposals. In addition, Robeco has outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on Robeco's behalf. Although Robeco has instructed ISS to vote in accordance with the Guidelines, Robeco retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. Robeco may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts. ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with Robeco's predetermined Guidelines. Because Robeco votes proxies based on predetermined Guidelines, Robeco believes clients are sufficiently insulated from any actual or perceived conflicts Robeco may encounter between its interests and those of its clients. However, Robeco may deviate from the Guidelines in certain circumstances, or its Guidelines may not address certain proxy voting proposals. If a member of Robeco's research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Guidelines, or if its Guidelines do not address a particular proposal, Robeco will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Robeco's clients. In summary, these procedures require the individual requesting a deviation from the Guidelines to complete a Conflicts Questionnaire (the "Questionnaire") along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Robeco will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Robeco believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Los Angeles Capital Management and Equity Research, Inc. Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") has hired Glass, Lewis & Co., LLC ("Glass Lewis") to act as an independent voting agent on the firm's behalf. Glass Lewis provides objective proxy analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. Los Angeles Capital's Proxy Committee (the "Committee") is charged with oversight of Los Angeles Capital's proxy voting policies and procedures and for approving and adopting Glass Lewis' guidelines. Los Angeles Capital has adopted Glass Lewis' U.S. and International Proxy Paper Guidelines. However, Los Angeles Capital retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.

A client may issue directives regarding how particular proxy issues are to be voted for the client's portfolio holdings. Los Angeles Capital requires that the advisory contract provide such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital's policies. While Los Angeles Capital will accept direction from clients on specific proxy issues for their own account, Los Angeles Capital reserves the right to maintain its standard position on all other client accounts. Los Angeles Capital also reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant, or if the costs of voting such proxy are unjustifiable.

Los Angeles Capital does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues. Los Angeles Capital abstains from voting proxies for securities that participate in a securities lending program and are out on loan or are in a country that participates in share blocking because it is disruptive to the management of the portfolio. Los Angeles Capital attempts to minimize the risk of conflicts by adopting the policies of an independent third party. Glass Lewis takes precautions to ensure its research is objective at all times and under all circumstances. If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant research report and abstain from voting the proxy. The proxy is then directed to Los Angeles Capital to vote via Glass Lewis' online platform. In these instances the Director of Operations disseminates the proxy and all relevant information to the Committee for a vote. If during this process the Committee identifies a potential material conflict of interest between Los Angeles Capital and one of its clients, the client will be notified. Upon notification the client may issue a specific directive to Los Angeles Capital on how to vote. If the client issues a directive that clearly creates a conflict of interest for Los Angeles Capital, the client will be given the option of either: (i) voting its own proxy on that issue; or (ii) turning over the decision to another independent third party to vote. If no directive is issued by the client, the Committee will vote in such a way that, in the firm's opinion, fairly addresses the conflict in the best interest of the client. Three Committee members are required to vote on the issue.

In the event that Los Angeles Capital has not been granted authority to vote client securities, clients must make arrangements to receive their proxies or other solicitations directly from their custodian, transfer agent, or other third-party fiduciary that has been granted the authority to vote proxies. In this situation, clients should direct questions relating to a particular solicitation to their voting agent.

PACE Large Co Growth Equity Investments—Delaware Investments Fund Advisers, Roxbury Capital Management, LLC and J.P. Morgan Investment Management Inc.

Delaware Investments Fund Advisers. If and when proxies need to be voted on behalf of the fund, Delaware Investments Fund Advisers ("Delaware") will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services ("ISS"), a subsidiary of RiskMetrics Group ("RiskMetrics", which is a subsidiary of MSCI Inc.), to analyze proxy statements on behalf of the fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the fund, ISS will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund.

Roxbury Capital Management, LLC. The fund has delegated to Roxbury the authority to vote proxies on its behalf with respect to the assets managed by Roxbury. In exercising its voting obligations, Roxbury is guided by general fiduciary principles. Roxbury believes that it must act prudently, solely in the interest of the fund, and for the purpose of providing benefits to the fund. Roxbury will consider the factors that could affect the value of the fund's investment in its determination on a vote. Roxbury has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Roxbury's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for the fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

For example, Roxbury (i) supports policies that allow for strong corporate governance, including a majority of independent directors, and key committees that are chaired by independent board directors; (ii) supports executive and director compensation policies that appropriately align management incentives with creating long-term shareholder value; (iii) opposes policies that weaken shareholders' rights in the event of proposed mergers and acquisitions and (iv) opposes poison pills and supermajority voting requirements.

Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury will submit a separate report to the fund's board or its delegate indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

J.P. Morgan Investment Management Inc. J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, its proxy guidelines ("Guidelines") are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, J.P. Morgan will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that J.P. Morgan has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and J.P. Morgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and the Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how J.P. Morgan will vote the proxy. In addressing any material conflict, J.P. Morgan may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain J.P. Morgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•  J.P. Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•  J.P. Morgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•  J.P. Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•  J.P. Morgan votes against proposals for a super-majority vote to approve a merger.

•  J.P. Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•  J.P. Morgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. J.P. Morgan generally considers other management compensation proposals on a case-by-case basis.

•  J.P. Morgan also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•  J.P. Morgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer's previous year's proposal received a low level of support.

PACE Small/Medium Value Co Equity Investments—Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC

Metropolitan West Capital Management, LLC. Metropolitan West Capital Management, LLC ("MetWest Capital") will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the portion of the fund's assets under its management, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in the fund's best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting in a manner consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interests of clients. MetWest Capital's Lead Portfolio Manager or designee is ultimately responsible for monitoring corporate developments and voting proxies in the best interests of clients.

Where a proxy proposal raises a material conflict of interest between the interests of MetWest Capital and its clients, MetWest Capital will vote in accordance with the guidelines where MetWest Capital does not have discretion to deviate from the guidelines. Alternatively, MetWest Capital will obtain voting direction from an independent third party or disclose the conflict of interest to the client and abstain from voting or obtain client consent prior to voting the securities. There may also be a variety of corporate actions or other matters for which shareholder action is required or solicited and with respect to which MetWest Capital may take action that it deems appropriate in its best judgment, except to the extent otherwise required by agreement with the client. These actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions. When voting proxies or acting on corporate actions for clients, MetWest Capital's utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

By written request to MetWest Capital, a client may obtain a copy of its proxy voting policies and procedures and/or information on how it has voted proxies with respect to the client's securities.

Systematic Financial Management, L.P. Systematic Financial Management, L.P. ("Systematic") has adopted written proxy voting polices and has retained an independent proxy-voting agent ("agent"). Systematic generally follows the agent's proxy voting guidelines when voting proxies. The adoption of the agent's proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic's Proxy Voting Committee convenes as necessary to review certain issues, including, without limitation the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures. Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent's recommendation, Systematic's Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee's determination of what is in the best interests of Systematic's clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic's CCO must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic's proxy voting policies is being followed. Systematic will maintain documentation of any such voting decision.

Voting guidelines—Systematic maintains five sets of proxy voting guidelines, one based on the American Federation of Labor and Congress of Industrial Organizations polices for Taft-Hartley plan sponsors, another for clients with socially responsible investing guidelines, another for public plans, another for Catholic or other faith-based entities and the last being a general policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account's proxies. In instances where a client does not select a voting policy, Systematic will typically apply the general proxy voting policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that Systematic has decided to sell, proxies issued for securities that Systematic did not select for a client portfolio (such as securities selected by a client or a previous advisor, unsupervised securities held in a client's account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not timely received due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not timely received by Systematic and/or its proxy voting vendor.

Share blocking—In general, unless otherwise directed by a client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of Systematic's agent. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic's ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Kayne Anderson Rudnick Investment Management, LLC. Kayne Anderson Rudnick has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

The principles for voting proxies are as follows:

1.  The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long-term value through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "quality" companies for the portfolios of its clients. One of the four main criteria for "quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "poison pills" and other anti-takeover measures are not supported, even if recommended by management.

2.  To assist it in analyzing proxies, Kayne Anderson Rudnick subscribes to Institutional Shareholder Services Inc. (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. Kayne Anderson Rudnick fully reviews and approves the ISS Proxy Voting Guidelines and follows its recommendations on most issues brought to a shareholder vote. In special circumstances, where a Kayne Anderson Rudnick research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of its investment clients, Kayne Anderson Rudnick will override an ISS recommendation. Two members of the Investment Compliance Committee can approve an override.

3.  Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

4.  Kayne Anderson Rudnick may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. Kayne Anderson Rudnick and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality.

PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C., Riverbridge Partners, LLC, Lee Munder Capital Group, LLC, and Timpani Capital Management LLC

Copper Rock Capital Partners, LLC. Copper Rock will vote proxies on behalf of its segment of the fund pursuant to its Proxy Voting Policy. Copper Rock acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Copper Rock has retained Broadridge to research and vote proxies. Broadridge provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on Broadridge to vote proxies helps ensure that Copper Rock votes in the best interest of its clients and insulates Copper Rock's voting decisions from potential conflicts of interest.

Copper Rock has adopted the proxy voting policies developed by Broadridge. The policies have been developed based on Broadridge's independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value. Pursuant to these policies, proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals: (i) election of directors (uncontested); (ii) approval of independent auditors; (iii) executive compensation plans; and (iv) routine corporate structure, share issuance, allocations of income, scrip dividend proposals, increases in capital or par value, and share repurchase plans. At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against shareholder proposals motivated by political, ethical or social concerns. Such proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. The following are examples of proposals that are voted on a case-by-case basis: (i) reorganizations/restructurings; (ii) amendments to the articles of association; (iii) non-executive director compensation proposals (cash and share based components); (iv) increasing borrowing powers; and (v) debt issuance requests.

Copper Rock also reserves the right to override Broadridge vote recommendations under certain circumstances. Copper Rock will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the ISS recommendation.

Copper Rock has appointed the manager of its operations to act as proxy coordinator. The proxy coordinator interacts with Broadridge, ensuring proxies for which Copper Rock is responsible to vote are forwarded to Broadridge and overseeing that Broadridge is voting assigned client accounts and maintaining appropriate authorization and voting records. Broadridge assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.

Occasions may arise during the voting process in which the best interest of clients conflicts with that of Copper Rock. In these situations, Broadridge will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Broadridge before such conflict of interest existed. Conflicts of interest generally include (i) Copper Rock's having had a substantial business relationship with, or actively soliciting business from, a company soliciting proxies; or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to Broadridge to vote the proxy in accordance with the predetermined voting policy.

Palisade Capital Management, L.L.C. Palisade Capital Management, L.L.C. ("Palisade") undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of the shareholders. To assist it in carrying out this policy, Palisade has engaged the services of Institutional Shareholder Services ("ISS"). ISS provides research on each issue, along with its proxy voting recommendation. The recommendation is formulated in accordance with the ISS guidelines ("ISS Guidelines"), which Palisade has adopted as a general policy. The ISS research and recommendation are then forwarded to one of Palisade's Chief Investment Officers, who then makes an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the views of management of the company holding the shareholder meeting, with overriding consideration given to the fund's stated guidelines on the issue, if any.

Palisade has elected a "Mandatory Sign-Off" procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade's compliance team is responsible for monitoring receipt of ISS's research and recommendations, and for ensuring that the votes are submitted in a timely manner.

Palisade endeavors to adhere to the ISS Guidelines when voting proxies. However, situations may arise where such Chief Investment Officer believes that it is in the best interest of fund's shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of the portfolio manager or analyst covering the security, who will review the issue. If the portfolio manager or analyst also desires to vote the proxy contrary to the agent's recommendation, the portfolio manager or analyst will provide a brief memorandum to Palisade's Conflicts of Interest Committee explaining their reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflicts of interest (as discussed below) have influenced the portfolio manager or analyst's proxy voting decision and may approve an "override" of the proxy voting agent's recommendation if the Committee is comfortable that no such material conflict exists.

A conflict of interest may arise when Palisade has knowledge of a situation where any of Palisade, its members, employees, or one of its affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade's annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies. If a material conflict of interest does arise, however, ISS will be solely responsible for determining how to vote the proxy based upon the ISS Guidelines or the fund's specific guidelines and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above; provided, however, that the IPC and compliance team will consider the conflict in determining whether to approve the proposed override. Any conflict of interest, whether or not material, will be documented and submitted by Palisade for the fund's proxy records. A Material Conflict of Interest Form will be completed and an ISS certification and statement will be attached. The form will be forwarded for presentation to the board at the next regular board meeting after such material conflict of interest occurs.

Riverbridge Partners, LLC. It is the policy of Riverbridge Partners, LLC ("Riverbridge") to vote all proxies for the exclusive benefit of the accounts whose assets it manages. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

The purposes of Riverbridge's proxy voting procedures is to ensure that Riverbridge fulfills its responsibilities to clients in connection with the analysis of proposals submitted by corporate management and others to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. Riverbridge will cast votes solely in the interest of maximizing assets over the long term for social and corporate responsibility issues.

Riverbridge utilizes the services of a proxy research firm. Securities in client accounts will be voted based on recommendations received by the proxy research firm. Their recommendations will be based on the proxy voting guidelines of Riverbridge. Riverbridge retains the ultimate authority in voting the proxies in client accounts; therefore, Riverbridge may override the recommendation by the proxy research firm when casting votes.

In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where Riverbridge also manages that company's pension assets), Riverbridge will vote solely in the interest of maximizing account value over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and Riverbridge's proxy votes as they relate to this security.

The Investment Team will identify any material conflicts of interest that exist. Examples of potential conflicts include: Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge's ability to vote without conflict; Riverbridge has a financial interest in the outcome of a proxy vote. Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Lee Munder Capital Group, LLC. LMCG recognizes that many decisions regarding proxy voting may affect the value of a client's account and therefore should be based on careful consideration. The following proxy voting policy sets forth the firm's general principles and its process for voting on securities held in client accounts where LMCG has discretion to vote proxies. LMCG's authority to vote the proxies of its clients is established by its advisory contracts or comparable documents. In addition to SEC requirements governing advisers, LMCG's proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

•  As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. LMCG should vote on proxy questions with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

•  Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

•  It is LMCG's general policy that when it is given authority to vote proxies for a client's account, the firm must be authorized to vote all proxies for the account in its discretion. LMCG does not generally accept partial voting authority or instructions from clients on how to vote on specific issues. Certain clients may direct LMCG to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case the firm will not have voting discretion but will vote in accordance with a client's direction. LMCG's clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

LMCG maintains a set of proxy voting guidelines that describe in greater detail how it will generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which LMCG make most of its proxy voting decisions. LMCG recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and where LMCG has material business relationships, material personal or family relationships, or in the event that LMCG holds a security issued by a client in client portfolios. To address these potential conflicts, LMCG has established a Proxy Voting Committee ("Proxy Committee"). The Proxy Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients or securities that may pose a potential conflict. The Proxy Committee will meet to decide how to vote the proxy of any security with respect to which LMCG has identified a potential conflict.

Timpani Capital Management LLC. It is Timpani's policy to ensure that all proxies will be voted in a manner that serves the best interests of shareholders. Timpani has contracted with a third party vendor, Institutional Shareholder Services ("ISS"), to vote proxy statements and maintain all proxy records including statements received, records of votes cast and documentation supporting the decision making process.

Timpani generally will vote shares in accordance with ISS' voting guidelines. However, there may be instances when Timpani deviates from ISS voting guidelines, for example, if requested by a client to vote in a particular way on a particular matter. Additionally, for matters on which ISS has not determined a voting position, Timpani will vote in a manner that it determines, in its sole discretion, is in the best interest of its clients. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

There may be instances where Timpani's interests conflict, or appear to conflict, with client interests. For example, Timpani may manage a pension plan for, or provide other services to, a company whose management is soliciting proxies. There may be a concern that Timpani would vote in favor of management because of Timpani's relationship with the company. Or, for example, Timpani (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Timpani's duty is to vote proxies in the best interests of its clients and, with respect to investment company clients, fund shareholders. Therefore, in situations where there is a conflict of interest, Timpani will take one of the following steps to resolve the conflict: (i) vote the securities in accordance with the pre-determined policy described above based upon ISS recommendations; (ii) refer the proxy to the client or to a fiduciary of the client for voting purposes; (iii) suggest that the client engage another party to determine how the proxy should be voted; or (iv) disclose the conflict to the client or, with respect to U.S. registered mutual funds, a fund's board of directors (or its delegates) and obtain the client's or board's direction to vote the proxies.

PACE International Equity Investments—Mondrian Investment Partners Limited, J.P. Morgan Investment Management Inc., Chautauqua Capital Management, LLC and Los Angeles Capital Management and Equity Research, Inc.

Mondrian Investment Partners Limited. The fund has formally delegated to its investment advisor, Mondrian Investment Partners Limited, the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. The investment advisor will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The investment advisor has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the advisor's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the investment advisor to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, the investment advisor has contracted with an independent company, RiskMetrics Group, to use its ISS Governance Services ("ISS") to analyze proxy statements on behalf of the fund and other investment advisor clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the investment advisor will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the investment advisor will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; and (ix) generally vote case-by-case on proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

The investment advisor has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the investment advisor receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the investment advisor to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the investment advisor during the proxy voting process. In the very limited instances where the investment advisor is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the investment advisor or affiliated persons of the investment advisor. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

J.P. Morgan Investment Management Inc. As an investment advisor, J.P. Morgan Investment Management Inc. ("J.P. Morgan") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisors have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Chautauqua Capital Management, LLC. Chautauqua Capital Management, LLC ("Chautauqua") has adopted proxy voting guidelines and procedures to ensure compliance with its fiduciary duties, Rule 206(4)-6 under the Advisers Act and other applicable law. Chautauqua's Proxy Review Committee is responsible for overseeing the proxy voting process, voting guidelines and identifying potential conflicts of interest. In order to execute the actual voting process, Chautauqua has delegated proxy voting to Institutional Shareholder Services, Inc. ("ISS") in accordance with Chautauqua's proxy voting guidelines. All proxy voting and record keeping by Chautauqua is, of course, dependent on the timely provision of proxy ballots by either custodians, clients or other third parties.

Chautauqua's Proxy Voting Guidelines provide a basis for making decisions in the voting of proxies for clients. When voting proxies, Chautauqua's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether Chautauqua will vote for or against a particular type of proposal. Categories include: Governance, Capital Structure, Mergers and Restructuring, Board of Directors, Anti-Takeover Provisions, Compensation, Shareholder Proposals and Social Issue Proposals.

Chautauqua's underlying philosophy is that its investment team, which is responsible for evaluating the individual holdings, is best able to determine how to further client interests and goals. The investment team may, at their discretion, take into account the recommendations of the Proxy Committee and ISS research but recommend a different vote. For example, Chautauqua recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. It is

Chautauqua's general policy to support management proposals unless it believes that voting with management may be contrary to the clients' best interests.

For proxies of non-U.S. companies there can be difficulties and costs associated with voting which may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. Despite this, Chautauqua will make every reasonable effort to vote proxies. This is especially true when Chautauqua believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs.

Conflicts of interest. It is unlikely that serious conflicts of interest will arise because Chautauqua does not engage in investment banking or the managing or advising of public companies, moreover, Chautauqua does not have any affiliates. In the event a potential conflict of interest were to arise in the context of voting proxies Chautauqua will avoid a conflict by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined to be cast either in favor or against, then Chautauqua will vote accordingly. On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, such vote is to be decided on a case-by-case basis, or if the portfolio manager would like to override a predetermined vote, then Chautauqua may refer the vote to an outside service for independent consideration.

Los Angeles Capital Management and Equity Research, Inc. For information regarding the proxy voting policies of Los Angeles Capital, please see the above language in this section under "PACE Large Co Value Equity Investments."

PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair & Company, L.L.C. and Lee Munder Capital Group, LLC

Mondrian Investment Partners Limited. For information regarding the proxy voting policies of Mondrian, please see the above language in this section under "PACE International Equity Investments."

William Blair & Company, L.L.C. William Blair's Proxy Voting Policy Statement and Procedures (the "William Blair Proxy Voting Policy") provide that William Blair will vote proxies solely in the best interest of its clients, including the fund, in its capacity as shareholder of a company. The William Blair Proxy Voting Policy addresses, among other things, conflicts of interest that may arise between the interests of the William Blair and its affiliates and the interests of its clients and sets forth William Blair's procedures for voting proxies.

William Blair's Domestic Proxy Voting Guidelines and International Proxy Voting Guidelines (the "William Blair Guidelines") set forth William Blair's general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the William Blair Guidelines, or the William Blair Guidelines provide for voting on a "case-by-case" basis, William Blair's proxy administrator will consult William Blair's Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, William Blair's internal analysis and third party research services. Although the William Blair Guidelines set forth William Blair's general position on various proposals, William Blair may determine under some circumstances to vote contrary to those positions. William Blair will report any such contrary votes to the Trust's board of trustees.

As indicated above, the William Blair Proxy Voting Policy describes the manner in which William Blair will address potential conflicts of interest. If any of the potential conflicts that William Blair has identified in the William Blair Proxy Voting Policy arise with respect to a matter, the William Blair Proxy Policy Committee will vote all such proxies in accordance with the William Blair Guidelines, unless the William Blair Guidelines have no recommendation or provide for a vote on a "case-by-case" basis. In such case, the William Blair Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services ("ISS"), an independent third party research provider.

In international markets where share blocking applies, William Blair typically will not vote proxies due to liquidity constraints. Share blocking is the "freezing" of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or the fund would not be able to sell a security if the portfolio manager believed it advisable if share blocking were in effect.

Lee Munder Capital Group, LLC. For information regarding the proxy voting policies of LMCG, please see the above language in this section under "PACE Small/Medium Co Growth Equity Investments."

PACE Global Real Estate Securities Investments—CBRE Clarion Securities LLC and Brookfield Investment Management, Inc.

CBRE Clarion Securities LLC. CBRE Clarion Securities LLC ("CBRE Clarion") has adopted proxy voting policies and procedures in recognition that proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. CBRE Clarion has engaged MSCI/ISS (formerly Risk Metrics Group) to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots, and recordkeeping. CBRE Clarion provides MSCI/ISS with its proxy voting guidelines; voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion: (1) provides MSCI/ISS with a list of securities held in each account over which CBRE Clarion has voting authority; and (2) reviews an online system maintained by MSCI/ISS in order to monitor for upcoming votes. When a pending vote is identified, the appropriate CBRE Clarion analyst reviews the ballots, along with supplemental information about the vote provided by MSCI/ISS and—if available—other research providers. The analyst makes the voting decision. If the analyst votes in contravention of the CBRE Clarion proxy voting guidelines, the analyst's decision must be approved by a Senior Portfolio Manager after reviewing the applicable form from the analyst explaining the voting rationale. The Chief Compliance Officer ensures that the appropriate approval has been received and evidences such review by signature.

Additionally, CBRE Clarion will identify any conflicts in voting proxies which may exist between the interests of CBRE Clarion and its clients. This examination will include a review of the relationship of CBRE Clarion with the companies comprising the firm's investable universe to determine if the issuer is a client of CBRE Clarion or has some other relationship with the firm. If a material conflict exists CBRE Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients).

In general, the operation of the proxy voting process is coordinated by CBRE Clarion's Trade Settlement Operations. Compliance is responsible for oversight of and testing of the process. As noted above, MSCI/ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.

Brookfield Investment Management Inc. Brookfield Investment Management Inc. ("Brookfield") and its affiliates have adopted written policies and procedures that are reasonably designed to ensure that Brookfield votes client securities in the best interest of its clients ("Proxy Voting Policies and Procedures") in compliance with Rule 206(4)-6 of the Advisers Act. The following summary of the Proxy Voting Policies and Procedures is intended to provide clients, including the fund, with a description of Brookfield's proxy voting process.

Unless otherwise specifically provided in the agreement between the client and Brookfield, Brookfield will generally be responsible for evaluating and voting on all proposals. It is the policy of Brookfield to vote all proxies in the best interest of clients, meaning for the exclusive benefit of the accounts whose assets Brookfield manages. In most, if not all cases, the best interest of clients will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

As an investment adviser that has been granted the authority to vote portfolio proxies, Brookfield owes a fiduciary duty to its clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its clients. In this regard, Brookfield seeks to ensure that all votes are free from unwarranted and inappropriate influences. For certain investment strategies, Brookfield has retained an independent proxy voting agent to assist Brookfield in its proxy voting responsibilities.

Brookfield will vote proposals according to its pre-determined voting policy, which is further described in Brookfield's Proxy Voting Policies and Procedures. Brookfield votes portfolio proxies without regard to any other business relationship between Brookfield (or its affiliates) and the company to which the portfolio proxy relates. To this end, Brookfield and its affiliates generally seek to avoid material conflicts of interests that may arise between the interests of its client and Brookfield, its affiliate or their business relationships. To further minimize possible conflicts of interests, Brookfield has employed procedures to ensure that the course of action is consistent with the best interests of its clients.

Brookfield's Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Brookfield's internal procedures.

PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P. and Standard Life Investments (Corporate Funds) Limited

Analytic Investors, LLC. Analytic Investors, LLC ("Analytic Investors") assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy oversight committee. Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee") to oversee the proxy voting process. The Committee consists of the Chief Investment Officers, the Chief Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

Proxy voting service. The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines.

Conflicts of interest. Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies; or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company; or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification of the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest; (ii) whether or not the conflict is material; (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients; and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting guidelines. Analytic Investors has reviewed the Proxy Service's voting recommendations and has determined that the policy provides guidance in the best interest of its clients.

Proxy voting record. The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote, (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a voting proxy report. Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

•  Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;

•  Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors);

•  Records of votes casted on behalf of clients;

•  Records of written client requests for voting information;

•  Records of written responses from Analytic Investors to both written and verbal client requests; and

•  Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

First Quadrant L.P. First Quadrant implements its investment strategy by primarily using derivative instruments and does not intend to invest in voting securities on behalf of the fund. As a result, First Quadrant has not adopted any proxy voting policies and procedures with respect to the fund's investments.

Standard Life Investments (Corporate Funds) Limited. Standard Life Investments strongly encourages corporations to adopt corporate governance principles and communicate these to shareholders. It is the policy of Standard Life Investments to vote proxies for all shares under its discretion unless explicitly prohibited from doing so by the beneficial owner. However, this policy recognizes that circumstances may arise which make such votes impracticable. These include shares on loan, or where adequate notice is not received in time to make an informed decision. In addition, Standard Life Investments will consider whether the effect of voting proxies of shares of foreign corporations (either by itself or with the votes of others) would outweigh the additional costs associated with voting.

Standard Life Investments will use reasonable endeavors to enhance and improve shareholder value through constructive consultation with companies and other corporate governance initiatives; always seek to vote clients' shares in a manner consistent with their best interests; use reasonable endeavors to influence the development of the corporate governance environment; communicate Standard Life Investments' corporate governance principles, policies and guidelines to clients, intermediaries, companies and other interested parties; and, within the constrains of professional confidentiality and legislative and regulatory requirements, be accountable to clients.

It is incumbent on an adviser to mitigate conflicts of interest (real or perceived) when voting proxies for its clients. The corporate governance team is responsible for proxy voting in all regions. The corporate governance team utilizes the services of independent third parties, Riskmetrics and Glass Lewis (together "proxy research providers"), to provide research and recommendations for each scheduled vote. Votes will be cast based upon the recommendations of the proxy research providers and the customized proxy voting guidelines adopted by Standard Life Investments although, in cases where Standard Life Investments has a significant shareholding, an independent analysis is also conducted by the corporate governance team. In appropriate cases, such as those where there is need for significant judgment as to the economic impacts of a proposed vote (e.g. merger, spin-off), the corporate governance team will solicit input from the appropriate fund managers and analysts. Any instances where proxy research provider recommendations are not followed are documented and include the rationale for doing so. A review conducted outside of the corporate governance team is undertaken to detect evidence of any conflict of interest (either real or perceived). Standard Life Investments reviews, on an annual basis, the conflict of interest policies of the proxy research providers.

Personal trading policies. The funds, UBS Global AM and UBS Global AM (US) (the investment manager and principal underwriter, respectively, for the funds) and the investment advisors have each adopted a code of ethics under Investment Company Act Rule 17j-1, each of which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

Portfolio managers (for each fund except PACE Money Market Investments)

PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC

The portfolio managers for PACE Mortgage-Backed Securities Fixed Income Investments are Daniel Hyman and Michael Cudzil. The portfolio manager for PACE Strategic Fixed Income Investments is Saumil H. Parikh. The following tables provide information relating to other accounts managed by Daniel Hyman and Michael Cudzil as of July 31, 2013:

Daniel Hyman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	4	25
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	9
Assets Managed (in millions)	$8,119.8	$6,360.9	$17,542.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$3,732.4

Michael Cudzil:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	1	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,789.3	$126.6	$3,953.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0.1

The following table provides information relating to other accounts managed by Saumil H. Parikh as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	21	106
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	7
Assets Managed (in millions)	$9,705.3	$8,683.5	$8,683.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$1,413.6	$2,615.8

Potential conflicts of interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO's other business activities and PIMCO's possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and timing of fund trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a fund's investment opportunities may also arise when the fund and other PIMCO clients invest in different parts of an issuer's capital structure, such as when the fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a fund's investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be the best interest, or may be opposed to the best interest, of the fund.

Performance fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

Compensation. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

Base Salary—Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus—Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain portfolio managers, as appropriate) and will also consider firm performance.

Equity or Long Term Incentive Compensation—Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm's long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan ("LTIP") in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO's performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO's profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•  Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•  Amount and nature of assets managed by the portfolio manager;

•  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•  Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•  Contributions to asset retention, gathering and client satisfaction;

•  Contributions to mentoring, coaching and/or supervising; and

•  Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual's overall contribution to the firm.

Ownership of fund shares. As of July 31, 2013, Messrs. Hyman and Cudzil did not own shares of PACE Mortgage-Backed Securities Fixed Income Investments. As of July 31, 2013, Mr. Parikh did not own shares of PACE Strategic Fixed Income Investments.

PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc.

BlackRock uses a team approach in managing the fund. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Brian Weinstein and David Antonelli. The following table provides information relating to other accounts managed by Brian Weinstein and David Antonelli as of July 31, 2013:

Brian Weinstein:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	25	158
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$11,600	$6,850	$70,564
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$1,179

David Antonelli:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	21	128
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$852.80	$6,580	$55,621
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$1,179

Potential material conflicts of interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Antonelli and Weinstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Antonelli and Weinstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation. BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the fund and other accounts are: a combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Weinstein has unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of fund shares. As of July 31, 2013, the portfolio managers did not own shares of the fund.

PACE Municipal Fixed Income Investments—Standish Mellon Asset Management Company LLC

Christine L. Todd is primarily responsible for the day-to-day management of PACE Municipal Fixed Income Investments and serves as the portfolio manager for the fund. She has held her fund responsibilities with either Standish or its predecessor since June 1, 2000. Ms. Todd is an executive vice president of Standish and joined Standish's predecessor in 1995. The following table provides information relating to other accounts managed by Christine Todd as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	1	78
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,200	$376	$4,300
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest

•  When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Standish does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Standish has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Standish has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Standish generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Standish will place the order in a manner intended to result in as favorable a price as possible for such client.

•  A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Standish receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation" below.

•  A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Standish imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or the account that is short. In making portfolio manager assignments, Standish seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

Compensation. Standish, not the fund, compensates the portfolio managers. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term).

Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.

All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, The Bank of New York Mellon equity, interest in an investment vehicle (consisting of investments in a range of Standish Products), or a combination of the above.

Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Ownership of fund shares. As of July 31, 2013, Ms. Todd owned no shares of the fund.

PACE International Fixed Income Investments—Rogge Global Partners plc.

Rogge Global Partners uses a team approach in the management of all accounts. Rogge Global Partners' senior portfolio managers are Olaf Rogge, John Graham, Adrian James and Malie Conway, each of whom serves as a portfolio manager for the fund. The following table provides information relating to other accounts managed collectively by the portfolio managers in the Rogge Global Partners' investment team as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	34	107
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	20
Assets Managed (in millions)	$549	$8,668	$46,389
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$4,520

Potential conflicts of interest. The management of a fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the team must allocate time and investment expertise across multiple accounts, including the fund. Rogge Global Partners' portfolio managers are permitted to manage the assets of both long only funds and funds that permit shorting (e.g., hedge funds), which could create a potential conflict of interest. In order to deal with this type of situation, however, permission to manage the assets of both types of funds is only granted subject to the strict rules and guidance detailed below.

Rules:

1.  All client transactions must be conducted in accordance with Rogge Global Partners' Allocation Procedures.

2.  All client transactions must be conducted in accordance with Rogge Global Partners' Market Timing Procedures.

3.  While the varying investment restrictions prescribe that different accounts may have different positions in certain issues, it is not permitted for accounts to hold "opposing" positions. Opposing positions are defined as one or more accounts holding a long positions at the same time that one or more accounts holds a short position.

4.  Remuneration of staff involved in such management must be structured so as not to cause conflict.

Monitoring:

1.  The compliance team will monitor all trading activity.

2.  Focused reporting and controls have been established to look at the following specific aspect of trading activity:

  a.  Timing of trades for different accounts in the same issue/issuer;

  b.  Fair and timely allocation of trades;

  c.  Dealing prices of trades;

  d.  Relative positions of holdings; and

  e.  New issue allocation.

Reporting:

1.  Reporting will be on a trade by trade basis and in the form of exception reporting.

2.  All reports are to be maintained in an accessible format for at least 6 years.

3.  Exceptions must be signed off on by the compliance team following reasonable justification from the relevant portfolio manager. Where reasonable justification is not provided, the Compliance Director shall be informed and appropriate action taken.

4.  All reporting will be available for discussion at board meetings.

Compensation. The overriding factor in determining compensation for Rogge Global Partners professionals is the profitability of the firm. Since all portfolios are managed on a team basis, there is much more emphasis put on sharing profits than on a fixed incentive compensation plan. The percentage of compensation derived from base salary and profit sharing may vary widely from year to year. Bonuses are paid based on Rogge Global Partners' profitability and the contribution of each individual in achieving clients' objectives, maintaining client relationships and improving profitability. There are no formal weightings used to determine compensation based on these factors. Employees are reviewed individually on a case-by-case basis and all employees participate in profit sharing and may receive an individual performance-related bonus. Rogge Global Partners' fixed compensation structure is in line with industry norms, but the emphasis on sharing profits and actual shared ownership provides exceptionally attractive incentives to share in the growth and success of the firm.

Ownership of fund shares. As of July 31, 2013, none of Rogge Global Partners' portfolio managers owned any shares of the fund.

PACE High Yield Investments—MacKay Shields LLC

MacKay Shields uses a team approach in managing its portion of the fund's portfolio. The portfolio managers for the fund are Dan Roberts, Lou Cohen, Taylor Wagenseil and Michael Kimble. The following table provides information relating to other accounts managed by the MacKay Shields' High Yield Active Core team led by Dan Roberts as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	18	167
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	8
Assets Managed (in millions)	$5,342.1	$9,730.5	$28,278.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$689.4	$2,469.9

Potential conflicts of interest. The following is summary of MacKay Shields' Compliance Manual, which contains the policies and procedures employed to identify and manage actual or potential conflicts of interest between clients.

Certain portfolio managers (other than those that manage this fund) who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the advisor, NYLIM and MacKay Shields have developed Allocation Procedures, a Code of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the advisor has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the funds and other accounts managed.

Compensation. In an effort to retain key personnel, NYLIM and MacKay Shields have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool that is generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

MacKay Shields' approach to compensation is consistent with industry practices and enables the firm to attract and retain high caliber talent. Salaries are established at competitive levels, verified through industry surveys. A significant percentage of the compensation program is incentive based and total compensation varies based upon an individual's role, responsibility and performance. Cash bonuses are paid annually and in general, most employees participate in the cash bonus pool. Beginning January 1, 2010, MacKay Shields adopted the MacKay Shields Equity Plan, which provides Phantom Equity to key professionals. Phantom Equity awards are an integral portion of total compensation for key professionals. Awards are determined by a formulaic approach applied to total compensation for these professionals. The compensation program at MacKay Shields is designed to remunerate and retain our employees and align with the success of our clients and the firm overall.

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC, Robeco Investment Management, Inc. and Los Angeles Capital Management and Equity Research, Inc.

Institutional Capital LLC.

Jerrold K. Senser, Thomas R. Wenzel, and Thomas M. Cole are primarily responsible for the day-to-day management of the portion of the fund allocated to ICAP. The following table provides information relating to other accounts managed collectively by Jerrold K. Senser, Thomas R. Wenzel and Thomas M. Cole and other members of the investment team as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	17	13	120
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	10
Assets Managed (in millions)	$12,838	$2,020	$11,614
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$1,399

Potential conflicts of interest. Individual fund managers may manage multiple accounts for multiple clients. In addition to the fund, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP's compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation. Compensation for members of the research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP's investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP's revenue and cash flow performance over various periods of time.

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

Pzena Investment Management, LLC.

Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin S. Silver are the portfolio managers responsible for the day-to-day management of the portion of the fund allocated to Pzena. Pzena has held its fund responsibilities since May 27, 2008. The following tables provide information related to other accounts managed by Messrs. DeSpirito, Pzena, Goetz and Silver as of July 31, 2013:

Antonio DeSpirito, III:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	32	139
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	4
Assets Managed (in millions)	$7,381.7	$772.4	$5,714.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$4,479.5	$0	$713.6

Richard S. Pzena:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	34	141
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	5
Assets Managed (in millions)	$7,381.7	$776.0	$5,774.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$4,479.5	$0	$762.2

John P. Goetz:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	20	85
Number of Accounts Managed with Performance-Based Advisory Fees	1	1	3
Assets Managed (in millions)	$3,833.2	$3,192.0	$5,655.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$44.0	$232.0	$229.8

Benjamin S. Silver:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	30	113
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$2,790.9	$759.3	$5,234.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$713.6

Potential conflicts of interest. Conflicts of interest may arise in managing assets of the fund, on the one hand, and the portfolios of Pzena's other clients and/or accounts (collectively, the "Accounts"), on the other hand. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (e.g., value investing), and by managing all Accounts on a product specific basis. Thus, for example, all Large Cap Value Accounts, whether they are fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending upon the size of the execution, Pzena may choose to allocate the executed shares on a pro rata basis or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders' interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena's employees, officers or directors (provided directors may rebut the presumption of access) (collectively, "Access Persons") and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena's principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present.

Compensation. UBS Global AM pays Pzena a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Pzena and UBS Global AM. Portfolio managers and other Pzena investment professionals are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on fund performance or assets of the fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena considers the person as a whole and contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to Pzena's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining talent.

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

Robeco Investment Management, Inc.

Mark Donovan, CFA, and David Pyle, CFA, are primarily responsible for the day-to-day management of Robeco's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by Mark Donovan and David Pyle as of July 31, 2013.

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	3	145
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$6,969.4	$3,270.1	$34,432.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$250.0

Potential conflicts of interest. Robeco recognizes that conflicts are inherent in any investment advisory business with respect to the management of client accounts. These potential conflicts include, but are not limited to, simultaneous management of different types of accounts, activities with affiliated entities, access to material non-public information, and selective disclosure. In addition, side-by-side management of registered investment companies, hedge funds and separately managed accounts pose particular potential conflicts including differing fee structures, differing investments selected for the various vehicles, inappropriate or unsupported valuations, and inequitable allocation and aggregation trading practices. Robeco has taken each of these potential conflicts into consideration and has developed reasonable policies and procedures designed to monitor and mitigate the conflicts. Additionally, Robeco discloses these potential conflicts to clients in its Form ADV.

Accordingly, Robeco identified the following potential conflicts of interest and the measures it uses to address these matters:

Equitable Treatment of Accounts. Potential conflicts may arise with respect to the side-by-side management of registered investment companies and "investment accounts," which include privately offered funds and separately managed accounts of individuals and institutional investors. Because Robeco manages multiple account types side-by-side, Robeco could be inclined to favor certain accounts over others. In instances where separately managed accounts are charged performance fees, portfolio managers may be inclined to take investment risks that are outside the scope of such client's investment objectives and strategy. In addition, since Robeco's private investment partnerships charge performance fees and share those fees with portfolio managers, such portfolio managers may also be inclined to take additional investment risks or to favor those accounts with respect to certain investments such as IPOs. Robeco maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that all client accounts are treated fairly and equitably. The Compliance Department reviews allocations and dispersion regularly, and different accounts within the same strategy are generally precluded from simultaneously holding a security long and short. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters. Furthermore, since Robeco charges a performance fee on private investment partnerships, and these partnerships invest in "new issues," Robeco may have a potential conflict of interest in allocating new issues to those accounts. Robeco maintains an IPO Allocation Policy, and the Compliance Department assists in, and/or reviews, the allocation of new issues to ensure that IPOs are allocated among all eligible accounts in an equitable manner.

Utilizing Brokerage to Advantage Robeco. Robeco has established a Trade Oversight Committee to evaluate brokerage services and to review commissions paid to brokers. In addition, Robeco maintains a Best Execution Policy and a Soft Dollar Policy to assist in monitoring efforts.

Trade Errors. As an asset management firm, Robeco might be inclined to request a broker/dealer to absorb the cost of a trade error in return for increased trading and/or commissions. Robeco prohibits correcting a trade error for any quid pro quo and has developed policies and procedures with respect to the proper correction of trade errors.

Cross Trades. If Robeco effects cross transactions between clients, even in situations in which we believe there is no disadvantage to its clients, such transactions may nonetheless create an inherent conflict of interest because Robeco has a duty to obtain the most favorable price for both the selling client and the purchasing client. While Robeco generally does not engage in cross trading, in the event that it does, it has developed comprehensive procedures to ensure the trade is in the best interests of all clients.

Proprietary Trading Opportunities. Employees, through their employment with Robeco, may be in a position to take investment opportunities for themselves or the firm before such opportunities are executed on behalf of clients. Employees have a duty to advance Robeco's client interests before our interests or their personal interests. Robeco has a similar obligation to assure that employees do not "front-run" trades for clients or otherwise favor their own or our accounts. Robeco maintains a comprehensive set of Conduct Codes which includes procedures on ethical conduct and personal trading. Its Policy Statement on Personal Security Transactions include safeguards, including but not limited to preclearance and blackout procedures, to which all employees are subject.

Outside Business Activities. Since Robeco permits employees to engage in outside business activities, there is the potential that such activities will conflict with the employee's duties to the firm and its clients. Robeco requires all employees to disclose any outside employment to the Chief Compliance Officer, who in conjunction with the employee's supervisor and the Director of Human Resources, will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the employee may be asked to terminate either his outside employment or his position with the firm.

Business Gifts and Entertainment. Employees may periodically give or receive gifts from clients. Likewise employees may host a client or be the recipient of entertainment provided by a client. Since such gifts or entertainment may be considered efforts to gain unfair advantage, Robeco maintains a gifts and entertainment policy and has developed a "Q&A" sheet to guide employees regarding certain types of gifts and entertainment. Essentially, employees are not permitted to give or receive gifts of more than $100 in value, per person, per year. Entertainment that is normal or customary in the industry is considered appropriate.

Consulting Relationships. From time-to-time, Robeco may purchase software, educational programs and peer group information from pension consulting firms. Due to the lack of payment transparency, these relationships could give rise to improper activity on the part of the investment adviser or the consultant. Robeco has established policies and procedures to review products or services received through a consultant relationship.

Compensation. All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through Robeco's bonus program, key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria: 1. Individual Contribution: a subjective evaluation of the professional's individual contribution based on the expectations established at the beginning of each year; 2. Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return; 3. Investment Team Performance: the financial results of the investment group; and 4. Firm-wide Performance: the overall financial performance of Robeco. Robeco retains professional compensation consultants with asset management expertise to periodically review its practices to ensure that they remain highly competitive.

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

Los Angeles Capital Management and Equity Research, Inc.

Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, and Daniel E. Allen, CFA, are primarily responsible for the day-to-day management of Los Angeles Capital's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by them as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	12	25
Number of Accounts Managed with Performance-Based Advisory Fees	1	3	5
Assets Managed (in millions)	$2,847	$2,278	$6,657
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,648	$1,239	$4,175

Potential conflicts of interest. While each client account is managed individually, Los Angeles Capital may, at any given time, purchase and/or sell the same securities for many accounts. In certain situations, transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such account(s) may differ from those obtained on the aggregated transactions.

It is also possible that Los Angeles Capital may be purchasing or holding a security for one account, and selling the same security for another account. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices.

In the event that the trades in a client's managed account coincide or overlap with a proprietary Los Angeles Capital account, or a pooled account with proprietary assets in excess of 2%, it is the firm's policy to trade the client managed account(s) first and the accounts with proprietary interests last. If feasible, and if the impact upon liquidity and market impact is determined to be inconsequential, Los Angeles Capital may trade client managed accounts in conjunction with accounts with proprietary interests. Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with respect to "aggregated transactions."

In some cases, Los Angeles Capital has entered into performance fee arrangements with qualified clients. Los Angeles Capital's portfolio managers may manage accounts that are charged a performance-based fee alongside those with standard asset-based fee schedules. Performance-based fee arrangements may create an incentive for Los Angeles Capital to recommend investments which may be riskier or more speculative than those which would be recommended under an asset based fee arrangement. Such fee arrangements also create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients. Clients' fee schedules do not factor into the portfolio construction process.

In selecting brokers and negotiating commissions for trade execution, the firm's general guiding principle is to obtain the best execution at the most favorable price. However, Los Angeles Capital will consider the following factors in evaluating a broker's capability to provide best execution: the broker's financial condition, the broker's responsiveness to the investment manager, the commission rate or spread involved, and the range of services offered by the broker.

Compensation. The portfolio managers are compensated based on Los Angeles Capital's profits rather than on the performance of particular accounts. The portfolio managers' compensation consists of a base salary and profit sharing which vests over a four-year period. Principals of Los Angeles Capital also receive distributions of Los Angeles Capital's profits.

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

PACE Large Co Growth Equity Investments—Delaware Investments Fund Advisers, Roxbury Capital Management, LLC and J.P. Morgan Investment Management Inc.

Delaware Investments Fund Advisers.

The following chart lists certain information about types of other accounts for which Delaware's portfolio managers are primarily responsible as of July 31, 2013. Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. The personal account information is current as of July 31, 2013.

Jeffrey S. Van Harte:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	0	52
Number of Accounts Managed with Performance-Based Advisory Fees	2	0	5
Assets Managed (in millions)	$7,900	$0	$8,700
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,900	$0	$787.7

Christopher J. Bonavico:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	19	0	78
Number of Accounts Managed with Performance-Based Advisory Fees	2	0	6
Assets Managed (in millions)	$10,100	$0	$11,600
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,900	$0	$817.4

Christopher M. Ericksen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	0	44
Number of Accounts Managed with Performance-Based Advisory Fees	2	0	3
Assets Managed (in millions)	$7,800	$0	$7,900
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,900	$0	$509.1

Daniel J. Prislin:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	0	54
Number of Accounts Managed with Performance-Based Advisory Fees	2	0	5
Assets Managed (in millions)	$7,900	$0	$8,700
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,900	$0	$787.7

Potential conflicts of interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the fund, and the investment action for each other fund or account and the fund may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account or the fund may adversely affect the value of securities held by another fund or account or the fund. In addition, the management of multiple other funds or accounts and the fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments Fund Advisers has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Certain of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest.

Although Delaware Investments Fund Advisers' code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation. Each portfolio's manager's compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, for five successive rolling-12-month periods. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan—Portfolio managers may be awarded incentive unit awards ("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on November 30, 2010.

The Plan was adopted in order to: assist the manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan—A portion of a portfolio manager's retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan—A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan ("MEREP"), which is used to deliver remuneration in the form of Macquarie Group Limited ("Macquarie") equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of fund shares. As of July 31, 2013, none of Delaware's portfolio managers owned any shares of the fund.

Roxbury Capital Management, LLC.

Brian L. Massey and Silas A. Myers are primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Roxbury. The following table provides information relating to other accounts managed by Messrs. Massey and Myers as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	102
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$0	$0	$1,815.2
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$34.9

Potential conflicts of interest. Material conflicts of interest that may arise in connection with a portfolio manager's management of the fund's investments and investments of other accounts managed include material conflicts between the investment strategy of the portion of the fund that Roxbury manages and the investment strategy of the other accounts managed by the portfolio manager, and conflicts associated with the allocation of investment opportunities between the fund and other accounts managed by the portfolio manager may also arise.

Roxbury understands that potential material conflicts of interest exist in "side-by-side" management of similar accounts. As such, Roxbury has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share of unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is conducted on a pro rata basis within each aggregated group unless the amount of the order filled is such that a pro rata allocation is not appropriate. Roxbury's code of ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

Compensation. Roxbury's investment professionals (and those of its affiliate, Mar Vista) receive a base salary commensurate with their level of experience. Roxbury's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. The objective performance criteria noted above account for a majority of the bonus calculation. The remaining component is based upon more subjective factors, including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers are reviewed on an annual basis.

Each portfolio manager's compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of the firm's accounts. In addition, the portfolio managers have an ownership stake in Mar Vista, through which they participate in Mar Vista's profit growth through annual profit distributions.

Ownership of shares. As of July 31, 2013, Messrs. Massey and Myers owned no shares of the fund.

J.P. Morgan Investment Management Inc.

Gregory Luttrell is the portfolio manager primarily responsible for the day-to-day management of the portion of the fund's assets allocated to J.P. Morgan. The following table provides information relating to other accounts managed by Mr. Luttrell as of July 31, 2013:

Gregory Luttrell

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$44	$483	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the J.P. Morgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation. J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan or its affiliates. These elements reflect individual performance and the performance of J.P. Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by J.P. Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of fund shares. As of July 31, 2013, Mr. Luttrell owned no shares of the fund.

PACE Small/Medium Co Value Equity Investments—Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC

Metropolitan West Capital Management, LLC.

MetWest Capital's Small Cap Intrinsic Value strategy's lead portfolio manager, Samir Sikka, draws on the firm's dedicated bank of equity analysts to research sectors, industries and individual companies for the fund. Mr. Sikka has primary responsibility for portfolio construction and security selection, including sector and industry diversification. The decision-making process is bottom-up, with a focus on company fundamentals and close attention to diversification and risk management. The following table provides information relating to other accounts managed by Samir Sikka as of July 31, 2013:

Samir Sikka:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	2	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$475,960.9	$111,282.1	$814,498.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$432,552.4

Potential conflicts of interest. MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional's annual compensation is in the form of a bonus tied to firm revenues, results relative to clients' benchmarks, overall client satisfaction and individual contribution.

MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to specified benchmarks (with respect to the fund, these benchmarks are Russell 2000 Value Index, Russell 2000 Index, Callan Associates Inc. ("CAI") Small Cap Value Style, CAI Small Cap Broad Style, Lipper Small-Cap Value Funds and Lipper Small-Cap Broad Funds (an aggregate of Small-Cap Value, Small-Cap Core and Small-Cap Growth Funds)). To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio managers and analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements and a revenue sharing plan have been put in place for all members of MetWest Capital's investment team. These agreements augment those incentive opportunities already in place.

Ownership of fund shares. As of July 31, 2013, Mr. Sikka owned no shares of the fund.

Systematic Financial Management, L.P.

Systematic uses a team approach in managing its portion of the fund. Ronald Mushock and D. Kevin McCreesh are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to Systematic. The following tables provide information relating to other accounts managed by Ronald Mushock and D. Kevin McCreesh as of July 31, 2013:

Ronald Mushock:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	2	272
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$2,642	$181	$4,941
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$107

D. Kevin McCreesh:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	1	57
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$110	$26	$1,830
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$763

Potential conflicts of interest. Portfolio managers of Systematic oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.

Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of the firm's clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic's view, reasonably designed to prevent and detect conflicts.

For example, Systematic's Code of Ethics restricts employees' personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent's pre-determined voting policy guidelines Systematic has adopted. Systematic's Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.

Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic through AMG's wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients.

Compensation. Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic's investment professionals to perform successfully. The compensation package for portfolio managers Messrs. Mushock and McCreesh, both of whom are also Managing Partners, consists of a fixed base salary and a share of Systematic's profits based on each manager's respective individual ownership position in Systematic. Total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios. Portfolio managers are not compensated solely on the basis of the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the Partners are provided with a benefits package, including health insurance and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Ownership of fund shares. As of July 31, 2013, Messrs. Mushock and McCreesh owned no shares of the fund.

Kayne Anderson Rudnick Investment Management, LLC.

Julie Kutasov and Craig Stone are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Kayne Anderson Rudnick. The following tables provide information relating to other accounts managed by Julie Kutasov and Craig Stone as of July 31, 2013:

Julie Kutasov

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	0	306
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$498	$0	$1,923
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Craig Stone

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	0	338
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$501	$0	$2,031
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the fund's investments and the investments of any other accounts that they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the firm may have in place that could benefit the fund and/or such other accounts. Kayne Anderson Rudnick works to ensure that all clients are treated fairly in the execution of orders and allocation of trades. The firm has established trading policies and procedures designed to limit conflicts of interest between the fund and other accounts managed by Kayne Anderson Rudnick.

Compensation. Investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Kayne Anderson Rudnick management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units and Virtus Stock Options.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The firm believes that it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Ownership of fund shares. As of July 31, 2013, Ms. Kutasov and Mr. Stone owned no shares of the fund.

PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C., Riverbridge Partners, LLC, Lee Munder Capital Group, LLC and Timpani Capital Management LLC

Copper Rock Capital Partners, LLC.

Tucker Walsh is the portfolio manager responsible for the day-to-day management of Copper Rock's portion of the fund's assets. The following table provides information relating to other accounts managed by Mr. Walsh as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	1	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$153	$36	$157
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$105

Potential conflicts of interest. Copper Rock's investment personnel may be part of a portfolio management team serving numerous other accounts for multiple clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts, and trading desk personnel (collectively, "the portfolio management team") provide services for multiple clients simultaneously. A summary of certain portfolio conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may encounter.

Copper Rock may receive differing rates of compensation from its advisory clients, and the level of profitability to Copper Rock of each of its advisory clients may differ (e.g., clients may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock). Portfolio management team personnel may also make personal investments in accounts they manage or support.

Portfolios sharing the same product type are managed similarly, and such portfolios generally have the same percentages ownership in their underlying portfolio holdings, unless there are client-specific restrictions in place. Differentials in underlying holdings percentages may also exist due to rounding. In some instances, the Copper Rock portfolio management team may not be able to acquire enough of a certain security to fill all orders across all client portfolios. In such cases, Copper Rock has a written procedure that requires the available allotment to be distributed on a pro-rata basis across the appropriate portfolios.

Compensation. Copper Rock compensates its portfolio managers with a competitive fixed salary and potential for bonus. Bonuses are based on the profitability of Copper Rock. In addition, Mr. Walsh has substantial equity ownership in Copper Rock and receives a share of any net profits earned by Copper Rock.

Ownership of fund shares. As of July 31, 2013, Mr. Walsh owned no shares of the fund.

Palisade Capital Management, L.L.C.

Palisade uses a team approach in managing its portion of the fund's portfolio. The team's senior portfolio manager is Sammy Oh, who is primarily responsible for the day-to-day management of the fund's portfolio allocated to Palisade. The following table provides information relating to other accounts managed by Sammy Oh as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	4	22
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$305	$161	$869
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$250

Potential conflicts of interest. The Palisade team aggregates all similarly managed accounts into a composite with investment decisions implemented for the entire composite rather than for each individual account. While this approach lessens the likelihood of conflicts of interest between similarly managed accounts, such conflicts can still arise because Palisade manages other investment strategies that might compete with the fund's composite within a trade allocation.

Palisade endeavors to ensure that all clients are treated fairly in the execution of orders and allocation of trades. Palisade does not discriminate against clients or place the interests of some clients over those of others. Palisade has established an allocation process to address any potential conflict. For various reasons (including efficiency, control of order flow, avoidance of conflicts in securing floor executions and rotation of investment opportunities) orders entered at the same time in the same security for different clients (including accounts in which officers or employees of Palisade may have an interest), at Palisade's discretion, usually are and may be bunched for execution purposes. Where orders are bunched, the clients pay the pro-rata portion of the commission charged for the entire order. In general, a bunched transaction may enable Palisade to obtain a discounted commission charge.

Palisade also recognizes the potential for a conflict of interest between employees and clients as the decision to buy or sell a security can affect the value of that security. Except in the cases of US government securities, the firm, its managers, officers and employees do not purchase or sell securities for their own accounts when purchases or sales of such securities are being made or are under consideration for client accounts. To avoid potential conflicts Palisade has instituted a policy requiring all employees to pre-clear any security transactions for their own accounts. This allows Palisade to monitor, and, if necessary, prohibit transactions that could be construed as a conflict of interest.

Palisade does not have beneficial ownership of securities or other investments that reasonably could be expected to interfere with Palisade's duty to the fund or with its ability to make unbiased and objective decisions in the investment of the fund's assets.

In connection with managing the fund, Palisade does not receive any monetary compensation or other benefits that are in addition to compensation or benefits conferred by UBS Global AM. Palisade does not receive or pay any referral fee or other consideration for the recommendation of any services to the fund.

Compensation. Mr. Oh is compensated with a base salary and variable incentive compensation that is based on the results of his portfolio management. All employees receive a base salary and an annual incentive compensation that is a function of their investment team's contribution to the profitability of the firm.

Ownership of fund shares. As of July 31, 2013, Mr. Oh did not own any shares of the fund.

Riverbridge Partners, LLC.

Riverbridge Partners utilizes a team-based approach to managing the fund. The seven member Riverbridge Investment Team is led by Mark A. Thompson, Chief Investment Officer/Portfolio Manager, and also consists of another portfolio manager, an associate portfolio manager and four research analysts. The following table provides information relating to other accounts managed by the Investment Team led by Mark A. Thompson as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	4	249
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$190	$140	$4,079
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$11

Potential conflicts of interest. Occasions may arise when accounts may place trades that are in conflict with trades involving other accounts. This conflict may cause an adverse price action in securities held in the other accounts. The fund receives the same fair allocation as all other accounts managed by Riverbridge Partners. No account receives preferential treatment. Riverbridge Partners has policies and procedures designed to provide fair and equitable allocation. Accounts may be traded at different times due to extenuating circumstances that include tax status, client restrictions and other portfolio management issues.

Compensation. Riverbridge Partners has a very direct incentive method: Senior Members of the Investment Team, including Mark A. Thompson, are owners of the business. This structure directly aligns the pre-tax performance of client portfolios with Investment Team members' compensation. The members of the Investment Team receive a modest base salary. The remainder of their compensation is comprised of a combination of an individual-based performance bonus, as well as a bonus tied to the performance of the overall firm. Riverbridge Partners measures performance over an unlimited time period, but places greater emphasis on the most recent three-year period. The benchmarks used to measure performance include the Russell 2000 Growth, Russell 2000 and the S&P 600 Growth indices.

Ownership of fund shares. As of July 31, 2013, Mr. Thompson did not own shares of the fund.

Lee Munder Capital Group, LLC.

Andrew Morey is responsible for the day-to-day management of LMCG's portion of the fund's assets. The following table provides information relating to other accounts managed by him as of October 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$35.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest.  LMCG's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds and accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Compensation.  Portfolio managers at LMCG are compensated through a combination of base salary and incentive bonus. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to a benchmark, with greater weight given to longer-term comparisons. Incentive bonuses are not calculated on specific client or specific fund assets.

Ownership of fund shares. As of October 31, 2013, the portfolio manager did not own shares of the fund.

Timpani Capital Management LLC.

Brandon Nelson is responsible for the day-to-day management of Timpani's portion of the fund's assets. The following table provides information relating to other accounts managed by him as of October 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$6	$34	$4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$135	$0

Potential conflicts of interest. Timpani's portfolio manager advises other accounts in addition to the fund. These accounts may include separate accounts and private investment vehicles. Potential conflicts may arise in connection with the portfolio manager's management of the fund and the management of any other accounts in areas such as the allocation of investment opportunities and the aggregation and allocation of trades. Timpani has developed and implemented policies and procedures that are designed to ensure that the interests of all Timpani's clients are protected. Policies that are a part of Timpani's compliance program address areas such as trade allocations, cross trading, insider trading and trade management. Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures. Timpani's Chief Compliance Officer oversees these policies and procedures.

Compensation. Mr. Nelson is compensated through a base salary and may be paid a bonus based on Timpani's gross revenue at the end of each fiscal year. Mr. Nelson also owns an indirect equity interest in the firm.

Ownership of fund shares. As of October 31, 2013, Mr. Nelson did not own shares of the fund.

PACE International Equity Investments—Mondrian Investment Partners Limited, J.P. Morgan Investment Management Inc., Chautauqua Capital Management, LLC and Los Angeles Capital Management and Equity Research, Inc.

A team of individuals, currently including Elizabeth A. Desmond, Nigel G. May and Russell J. Mackie, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. The following tables provide information relating to other accounts managed by Elizabeth Desmond, Nigel May and Russell J. Mackie, as of July 31, 2013:

Elizabeth Desmond:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	3	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,078	$3,929	$5,304
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Nigel May:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	3	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,093	$456	$5,240
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Russell J. Mackie:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	3	22
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$726	$213	$2,697
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Mondrian does not foresee any material conflicts of interest that may arise in the management of the fund and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:

Allocation of aggregated trades—Mondrian may from time to time aggregate trades for a number of its clients. Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities—Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities. Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities. All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Allocation of IPO opportunities—Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital—A conflict of interest exists when a portfolio management firm manages its own money alongside client money. Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles. Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements—Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

Dual agency—Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate. Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing—There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)—In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)—In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees—Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Soft dollar arrangements—Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Compensation. Mondrian has the following programs in place to retain key investment staff:

1.  Competitive Salary—All investment professionals are remunerated with a competitive base salary. Salaries are reviewed annually and benchmarked against industry standards.

2.  Profit Sharing Bonus Pool—All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3.  Equity Ownership—Mondrian is 100% employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual's equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee. In determining the amount of bonus and equity awarded, Mondrian's Board of Directors consults with the company's Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

Mondrian remuneration philosophy. The guiding principle of the company's compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Over 80 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable the firm to attract and retain high caliber employees.

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares in the fund.

J.P. Morgan Investment Management Inc.

The segment of PACE International Equity Investments advised by J.P. Morgan is managed by Jeroen Huysinga. The following table provides information relating to other accounts managed by Jeroen Huysinga as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	6	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,315	$5,456	$1,455
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the J.P. Morgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the J.P. Morgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation. Each of J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan or its affiliates. These elements reflect individual performance and the performance of the J.P. Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by J.P. Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of fund shares. As of July 31, 2013, the portfolio manager did not own shares of the fund.

Chautauqua Capital Management, LLC

The investment team consisting of Brian Beitner, CFA, Michael Mow, CFA and Amanda Prentiss is primarily responsible for the day-to-day management of Chautauqua's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by them as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$51.7	$259.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Chautauqua is an employee owned privately held investment boutique without affiliates. The firm has a comprehensive compliance program that is designed to identify and mitigate any conflicts of interest. The program is reviewed on a formal basis at least annually to ensure that all possible risks and conflicts of interest are properly addressed. Chautauqua's Policy and Procedures Manual includes a detailed Code of Ethics section as well as sections on Trading and Brokerage and Portfolio Management (Proxy Voting) all of which address potential conflicts of interest and how they are managed. Chautauqua's Policy and Procedures Manual and, specifically, The Code of Ethics, is based on the principle that employees of the firm owe a fiduciary duty to its clients. It requires that at all times the interests of its clients are placed ahead of their own. The following is a list of some potential conflicts of interest that could arise in the course of normal investment management business activities.

Performance-Based Fees and Side-By-Side Management—Chautauqua manages multiple types of accounts side-by-side. Chautauqua may also negotiate performance-based fees with some clients. This could represent a conflict of interest if clients paying higher fees or if accounts in which Chautauqua employees have an investment interest, like a limited partnership, receive preferential treatment. In order to ensure that each type of account is treated equitably, Chautauqua manages all accounts as closely as possible to the model portfolio (while taking into account individual client restrictions) and executes aggregated trades, apportioning trades across accounts whenever possible.

Trade Aggregation and Allocation—Chautauqua aggregates buy and sell orders among clients wherever possible. Trades are then allocated among accounts based upon procedures outlined in the Trading and Brokerage section of Chautauqua's Policy and Procedures Manual. Allocations among accounts are to be made either prior to execution or, if following execution, before the end of the trading day, although subsequent reallocations may occur in unusual circumstances. In most cases, one order is sent to a broker with apportioned settlement instructions for each account such that allocations from the trade are on a pro-rata basis of assets under management for each account. In other cases, random allocation processes will be used. However, considerations such as lot size, existing or target account weightings in particular securities, account size, cash availability, diversification requirements and investment objectives, restrictions, and time horizons may result in more particularized allocations. In connection with multi-account purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities will be allocated to accounts based on a weighted average purchase or sale price of that day.

Personal Accounts—Chautauqua's Code of Ethics addresses potential conflicts of interest with respect to personal trading accounts. It is possible that employees of Chautauqua may buy or sell the same securities held in a client account. However, trades in non-exempt securities must be pre-approved by Chautauqua's Chief Compliance Officer and blackout dates are in place to avoid situations whereby trades of an employee of Chautauqua could negatively impact a client account. Employee trading is continually monitored under the Code of Ethics to reasonably prevent conflicts of interest between Chautauqua and its clients. In addition to this pre-approval requirement, employees of Chautauqua are required to submit, for audit, their personal quarterly brokerage statements to the Chief Compliance Officer as well as provide an Annual Holdings Report.

Soft Dollars—Chautauqua's Trading and Brokerage Policy outlines how brokers are selected and the provisions for "best execution." The Trade Review Committee provides oversight of Chautauqua's trading activities. Chautauqua's policy is to comply with the safe harbor provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, regarding soft dollar transactions. As a matter of policy, Chautauqua does not use any third party "soft dollar" arrangements. All services are paid for with hard dollars. However, because the firm has access to broker dealer research and pays commissions to the broker dealers, this commission payment could be considered a soft dollar arrangement. It is important to note that Chautauqua always seeks best execution, negotiates favorable commission rates and actively tracks commission expenditures.

Allocation Of Initial Public Offerings—When Chautauqua participates in an IPO for clients who do not have IPO restrictions, allocations are made proportionally based on assets under management. The only time this may not be the case is when allocations are so small as to make it costly and impractical to do so. In such cases, Chautauqua will allocate IPO shares at its own discretion in the most practical way possible.

Board Membership & External Arrangements—Chautauqua requires that all employees disclose any board memberships, outside employment or service on creditors' committees and seek approval before joining a new board or committee in order to avoid any conflicts of interest.

Gifts & Entertainment—Because gifts and/or entertainment offered to employees of Chautauqua from broker-dealers, potential clients, or other parties may provide the actual or apparent potential for a conflict of interest affecting fiduciary duties and independent judgment on behalf of the firm's clients, Chautauqua limits the value of gifts or entertainment received, whether to the employee or to his or her family, friends or designees.

Compensation. Chautauqua employee compensation consists of a base salary and incentive compensation. Incentive compensation takes the form of profit sharing and bonuses based on individual merit and firm performance. A significant portion of the incentive compensation is invested in Chautauqua portfolio strategies so that employees' personal investment interests are aligned with the investment interests of Chautauqua's clients. Annual installments of deferred compensation vest over three years to reward loyalty. Chautauqua is 100% owned by its employees, and all investment professionals have direct ownership in the equity of the firm.

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

Los Angeles Capital Management and Equity Research, Inc.

Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, and Daniel E. Allen, CFA, are primarily responsible for the day-today management of Los Angeles Capital's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by them as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	12	25
Number of Accounts Managed with Performance-Based Advisory Fees	1	3	5
Assets Managed (in millions)	$2,847	$2,278	$6,657
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,648	$1,239	$4,175

Potential conflicts of interest. For information regarding potential conflicts of interest of Los Angeles Capital, please see the above language in this section under "PACE Large Co Value Equity Investments."

Compensation. For information regarding the compensation policies of Los Angeles Capital, please see the above language in this section under "PACE Large Co Value Equity Investments."

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, William Blair & Company, L.L.C. and Lee Munder Capital Group, LLC

Mondrian Investment Partners Limited.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is primarily responsible for making the day-to-day investment decisions for the fund. The following tables provide information relating to other accounts managed by Andrew Miller, Ginny Chong and Gregory Halton as of July 31, 2013:

Andrew Miller:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	4	19
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$859	$1,773	$6,357
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ginny Chong:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	4	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$859	$1,675	$3,957
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gregory Halton:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	1	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$325	$614
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. For information regarding potential conflicts of interest of Mondrian, please see the above language in this section under "PACE International Equity Investments."

Compensation. For information regarding the compensation policies of Mondrian, please see the above language in this section under "PACE International Equity Investments."

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares in the fund.

William Blair & Company, L.L.C.

Todd McClone and Jeffrey Urbina are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to William Blair & Company, L.L.C. ("William Blair"). The following tables provide information relating to other accounts managed by Todd McClone and Jeffrey Urbina as of July 31, 2013:

Todd McClone:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	5	15
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,069.0	$2,020.7	$2,471.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Jeffrey Urbina:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	12	60
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$9,646.9	$3,889.3	$10,537.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. William Blair's policy is that the interests of clients take precedence over the interests of the firm and its affiliates and that it will manage its advisory client accounts in accordance with the specific investment restrictions and guidelines applicable to each account. Various conflicts can also arise, however, between and among various client accounts. William Blair's portfolio managers typically make investment decisions for multiple portfolios, including institutional portfolios, separately managed accounts, mutual funds and wrap fee accounts. These portfolio management responsibilities may cause potential conflicts of interest. William Blair seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to its clients. William Blair and its portfolio managers may determine, in light of each client account's available cash, investment objectives, restrictions, permitted investment techniques and other relevant considerations, that an investment opportunity is appropriate for only some of the client accounts under their management or that they should take differing positions with respect to a particular security on behalf of certain client accounts. Accordingly, William Blair may give advice and take action in the performance of its duties to clients that differs from advice given, and/or the timing and nature of action taken, with respect to other clients' accounts. The timing and nature of action taken with respect to one or more client accounts may positively or negatively impact one or more other client accounts. (For example, the value of a security held in client accounts may be positively affected by purchases, and negatively affected by sales, of such security for other client accounts.)

Management of multiple accounts can give rise to potential conflicts of interest. The potential conflicts of interest that may arise in managing multiple accounts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., separately managed accounts, mutual funds, and wrap accounts). Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for William Blair than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager would favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While William Blair does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior William Blair personnel periodically review the performance of William Blair's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. As part of its obligation to mitigate such conflicts, William Blair has adopted specific written policies and procedures that seek to manage, monitor and, to the extent possible, minimize the effects of these conflicts. Such policies include its Equity Brokerage Allocation and Commission Policy, Trade Allocation and Aggregation Policy and Portfolio Management Policies and Procedures.

Compensation. The compensation of William Blair's portfolio managers is based on the firm's mission: "to achieve success for its clients." Messrs. McClone and Urbina are principals of William Blair, and their compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The discretionary bonus, as well as any potential changes to the principals' ownership stakes, is determined by the head of William Blair's Investment Management Department, subject to the approval of William Blair's Executive Committee, and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance, and to William Blair's revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account, and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of fund shares. As of July 31, 2013, the portfolio managers did not own any shares of the fund.

Lee Munder Capital Group, LLC.

Gordon Johnson, Shannon Ericson and Vikram Srimurthy are the portfolio managers primarily responsible for the day-to-day management of LMCG's portion of the fund's assets. The following table provides information relating to other accounts managed by Gordon Johnson, Shannon Ericson and Vikram Srimurthy as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	3	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3.7	$90.2	$9.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. For information regarding potential conflicts of interest of LMCG, please see the above language in this section under "PACE Small/Medium Co Growth Equity Investments."

Compensation.  For information regarding the compensation policies of LMCG, please see the above language in this section under "PACE Small/Medium Co Growth Equity Investments."

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

PACE Global Real Estate Securities Investments—CBRE Clarion Securities LLC and Brookfield Investment Management Inc.

CBRE Clarion Securities LLC

CBRE Clarion Securities LLC ("CBRE Clarion") uses a team approach in its investment management decisions. T. Ritson Ferguson, along with Steven D. Burton and Joseph P. Smith, are primarily responsible for the day-to-day management of the fund's assets allocated to CBRE Clarion. The following tables provide information relating to other accounts managed by CBRE Clarion's portfolio managers responsible for the day-to-day management of the fund as of July 31, 2013:

T. Ritson Ferguson:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	17	35	70
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	7
Assets Managed (in millions)	$12,828	$5,370	$5,546
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$143	$2,000

Steven D. Burton:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	33	53
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	7
Assets Managed (in millions)	$10,763	$5,205	$4,865
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$143	$2,000

Joseph P. Smith:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	16	33	69
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	7
Assets Managed (in millions)	$12,793	$5,297	$4,807
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$143	$2,000

Potential conflicts of interest. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees—the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm's diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm's employees (contained in the Code of Ethics).

Compensation. There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary—Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation—Senior management, including the portfolio managers primarily responsible for the fund, owns a minority interest in CBRE Clarion. Ownership entitles senior management to an increasing share of the firm's profit over time, although an owner's equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus—Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion's pre-tax profits is set aside. Bonuses are based upon the measurement of performance in the portfolio manager's respective area of coverage. Performance is quantified through a proprietary "scorecard" graded by the CEO and CIOs. In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager's contribution to the team, firm, and overall process.

Deferred Compensation—A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers. These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion's 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the fund, nor is compensation based on the level of fund assets.

Ownership of funds. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

Brookfield Investment Management Inc.

Brookfield Investment Management Inc. ("Brookfield") uses a team approach in its investment management decisions. Jason Baine and Bernhard Krieg are primarily responsible for the day-to-day management of the fund's assets allocated to Brookfield. The following table provides information relating to other accounts managed by Jason Baine and Bernhard Krieg as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	2	13
Number of Accounts Managed with Performance-Based Advisory Fees	1	2	2
Assets Managed (in millions)	$426.9	$103.7	$712.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$291.6	$344.9	$381.0

Potential conflicts of interest. In the course of Brookfield's normal business, the firm or its employees may encounter situations where the firm or its employees face a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of the firm or its employees diverge from those of a client or when the firm or its employees have obligations to more than one party whose interests are different. In order to preserve Brookfield's reputation and comply with applicable legal and regulatory requirements, the firm believes that managing perceived conflicts is as important as managing actual conflicts.

Brookfield may have potential conflicts in connection with the allocation of investments or transaction decisions for client accounts, including situations in which Brookfield, its affiliates or personnel of affiliates may have interests in the investment being allocated and situations in which an affiliated account may have interests in the investment being allocated and situations in which an affiliated account may receive certain of the investments being allocated. Brookfield seeks to manage client accounts and affiliated accounts according to each account's investment objectives and applicable guidelines and applicable legal and regulatory requirements. Brookfield and its affiliates may receive greater fees or other compensation, including performance-based fees, from certain client accounts and affiliated accounts, and the advice provided by Brookfield to a client account or affiliated account may compete or conflict with the advice provided to another client account, or may involve a different timing or course of action taken than with respect to a client account.

Brookfield, its affiliates or affiliated accounts may buy or sell positions while a client account is undertaking the same or a differing strategy, which could disadvantage the client account. In addition, transactions in investments by one or more client accounts, affiliated accounts, Brookfield or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a client account. When Brookfield, its affiliates or an affiliated account implements an investment decision or strategy ahead of, or contemporaneously with, similar investment decisions or strategies for a client account, market impact, liquidity constraints, or other factors could result in the client account receiving less favorable trading results and the costs of implementing such investment decisions or strategies could be increased or the client account could otherwise be disadvantaged.

Conflicts may also arise because investment decisions regarding a client account may benefit Brookfield, its affiliates or other client accounts. For example, the sale of a long position or establishment of a short position by a client account may impair the price of the same security sold short by (and therefore benefit) Brookfield, its affiliates or other client account, and the purchase of a security or covering of a short position in a security by a client account may increase the price of the same security held by (and therefore benefit) Brookfield, its affiliates or other client accounts.

Brookfield's management of client accounts may benefit Brookfield or its affiliates. For example, the purchase, holding and sale of securities or other investments by a client account may enhance the profitability of Brookfield's, its affiliates' or other client accounts' own investments in and investment activities with respect to such securities, other investments or issuer. A client account may also be adversely affected by cash flows and market movements arising from purchase and sale transactions, as well as increases of capital in and withdrawals of capital from affiliate accounts and other client accounts.

Compensation. Key executives of Brookfield and its affiliates and senior portfolio management personnel are incentivized to maximize performance of funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with that of Brookfield, its key professionals and its clients. Compensation packages typically include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation. Typical investment professionals have market salary and benefit structures with the opportunity for more attractive total compensation based on a combination of individual performance and team or company performance measures. For investment research and portfolio management professionals, key performance measurements primarily include relative and nominal investment performance of client portfolios. Bonuses are generally determined on a discretionary basis by the senior executives of Brookfield in conjunction with agreed upon goals for individual employees. There are a number of long term incentive compensation plans for key personnel around the world that include deferrals, vesting schedules, and other mechanisms to promote retention, including portfolio managers for this strategy. Specific plans vary by location, legal entity, and individual but include a variety of features as described herein.

Ownership of funds. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited and UBS Global Asset Management (Americas) Inc.

Analytic Investors, LLC.

Analytic Investors uses a team approach in managing its portion of the fund's portfolio. A team of investment professionals at Analytic Investors shares primary responsibility for the day-to-day portfolio management of the fund. Dennis Bein oversees the team regarding the management of the fund. The following tables provide information relating to other accounts managed by Analytic Investors' portfolio managers responsible for the day-to-day management of the fund, as of July 31, 2013:

Dennis Bein:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	18	21
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	2
Assets Managed (in millions)	$2,244.3	$1,523.7	$3,591.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$140.7	$313.1

Harindra de Silva:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	20	21
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	2
Assets Managed (in millions)	$2,457.4	$1,554.7	$3,712.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$140.7	$313.1

David Krider:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	16	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)	$537.6	$1,281.2	$643.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0.7	$35.0

Potential conflicts of interest. Analytic Investors and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the fund. It is understood that when Analytic Investors determines that it would be appropriate for the fund and one or more Managed Accounts to participate in an investment opportunity, Analytic Investors will seek to execute orders for the fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the fund and other Managed Accounts is not assured. In such situations, Analytic Investors may (but is not be required to) place orders for the fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic Investors may cause the fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic Investors may allocate the securities traded among the fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts that Analytic Investors advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic Investors' investment personnel and therefore have access to full information about Analytic Investors' investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic Investors management fees at rates comparable to and in some cases lower than those paid by the fund and other Managed Accounts. Analytic Investors also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic Investors may have a conflict between its own interests and the interests of other Analytic Investors investment advisory clients in managing the portfolios of certain of these Managed Accounts.

Compensation. Analytic Investors' compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic Investors in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year. Analytic has granted equity interests to each employee of the firm. These equity interests entitle the employee to a certain share of Analytic's net operating income (which is net of compensation expenses, including variable compensation) at year end. No single individual can hold more than 20% of the equity interests issued by Analytic and, in the aggregate, 60% of the equity interests issued will be held by investment team personnel.

Ownership of funds. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

First Quadrant L.P.

First Quadrant employs a team-based approach in managing its portion of the fund's portfolio. Dori Levanoni and Ed Peters are primarily responsible for the day-to-day management of First Quadrant's portion of the fund's assets. The following tables provide information relating to other accounts managed by Messrs. Levanoni and Peters as of July 31, 2013.

Dori Levanoni:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	7
Assets Managed (in millions)[1]	$1,828.0	$409.4	$7,890.9
Assets Managed with Performance-Based Advisory Fees (in millions)[1]	$0	$117.4	$2,524.7

Ed Peters:

	Registered investment company	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Asset Managed (in millions)[1]	$645.9	$1,498.1	$0
Asset Managed with Performance-Based Fees (in millions)[1]	$0	$0	$0

1  Includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its joint venture partners, but only wherein First Quadrant has full investment discretion over the portfolios.

Potential conflicts of interest. First Quadrant's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part 2A. First Quadrant's investment approach is systematic in nature. Computer models are the primary source of trading decisions and the results are monitored daily. Although the results can be overridden by the investment team under certain circumstances, the systematic nature of First Quadrant's process means it is less likely to be exposed to the levels of "subjectivity" risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

Compensation. Compensation consists of a base salary, cash bonus, and annual award of temporal profit shares (TPS). TPS is an intermediate-term incentive program designed to give researchers, as well as other employees, complete transparency to a share of the firm's profits. Other incentives include a 401(k) & Profit Sharing plan, paid vacation, floating holidays and sick time and health benefits including dental, vision, life insurance and long-term care. In addition to compensation and benefit plans, individuals are encouraged to broaden their skills and increase their contributions to the firm which in turn is rewarded with salary increases as well as job growth. Accordingly, FQ provides educational assistance to any active full time employee who has been with the firm for at least six months (i.e., CFA program and Graduate program). Bonuses are entirely at the discretion of First Quadrant's management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to directly tie bonus payouts to individual portfolio performance. This is to ensure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Ownership of fund shares. As of September 30, 2013, none of the portfolio managers owned shares of the fund.

Standard Life Investments

Standard Life Investments employs a team-based approach in managing its portion of the fund's portfolio. Guy Stern is primarily responsible for the day-to-day management of Standard Life Investments' portion of the fund's assets. The following table provides information relating to other accounts managed by Mr. Stern as of July 31, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	2	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$37,723	$3,941	$4,920
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Standard Life Investments recognizes that conflicts of interest may arise as the result of its investment activities. For instance, from time to time, directors, officers, employees or their related persons (collectively referred to as "employees") of Standard Life Investments may wish to engage directly or indirectly in a personal investment in securities that Standard Life Investments has bought or sold on behalf of clients. This process is governed by a personal trading policy and insider trading policy which all employees of Standard Life Investments must adhere to. The policies are incorporated within the Code of Conduct which is issued to new employees at the commencement of employment, and annually thereafter.

Standard Life Investments may receive performance fees from certain of its clients. In addition, affiliates of Standard Life Investments will, from time to time, make investments in the products managed by Standard Life Investments. These facts give rise to the risk that Standard Life Investments might allocate trades in a manner which favors the interests of certain clients over others. Standard Life Investments has implemented policies and controls designed to mitigate this risk.

Compensation. Standard Life Investments' compensation program is composed of market related base pay and a performance based incentive plan. Standard Life Investments participates in regular surveys and takes market soundings to keep up to date with competitive compensation packages needed to attract and retain top quality Portfolio Managers/Analysts.

The base salary is determined with reference to industry surveys and is therefore always competitive in the marketplace. Annual bonuses are determined by judgment relating to the individual's contributions to his or her specific role, the team, and firm and group performance. Portfolio Managers are measured on their investment performance relative to their benchmark and risk profile on a one or three year basis. They are also measured on the buy/sell/hold stock recommendations that they make for the sectors that they cover. By having a combined Portfolio Manager/Analyst role, it ensures that all individuals can contribute to team performance and be rewarded accordingly, and fairly. Senior management controls this robust process and has discretion to deliver significant levels of reward to those driving the success of the business. This performance related element of remuneration can be significant and in some cases up to 100% of base salary.

In addition, key individuals participate in the long term incentive, which is a three year rolling plan designed to provide selected individuals with an opportunity to share in the long term success of Standard Life Investments, by rewarding them for contributing to the future growth in value of the company. Rewards are based on the delivery of actual Standard Life Investments earnings growth.

Ownership of fund shares. As of July 31, 2013, none of the portfolio managers owned shares of the fund.

UBS Global Asset Management (Americas) Inc.

Mabel Lung, Gina Toth and Fred Lee are primarily responsible for the day-to-day management of that portion of the fund's portfolio allocated to UBS Global AM, allowing it to invest in other unaffiliated pooled investment vehicles and index futures. The following tables provide information relating to other accounts managed by them as of September 30, 2013:

Mabel Lung:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gina Toth:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Fred Lee:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0	*
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*  Assets total less than $1 million.

Potential conflicts of interest. The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio managers and their team must allocate time and investment expertise across multiple accounts, including the fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code of Ethics will adequately address all such conflicts.

Compensation. UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of its clients and other stakeholders.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the fund's portfolio managers, has up to three basic components—a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

•  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

•  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual's financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global AM and of UBS as a whole. As its name implies, variable compensation is subject to change and is delivered in cash and, when over a defined total compensation threshold, deferral vehicles.

•  Variable deferred—employees may have a portion of their variable compensation deferred. Amounts deferred are delivered via two deferral vehicles—75% in the UBS Global Asset Management Equity Ownership Plan ("Global AM EOP") and 25% in the Deferred Contingent Capital Plan ("DCCP").

UBS Global AM believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total annual variable compensation pool available for distribution is generally dependent upon the overall profitability of UBS Group and UBS Global AM.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the fund versus its benchmark indices and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Ownership of fund shares. As of December 31, 2013, the dollar range of equity securities in the fund beneficially owned by Mabel Lung was $10,001 - $50,000; the other portfolio managers owned no shares of the fund as of that date.

Portfolio transactions

Decisions to buy and sell securities for a fund (other than PACE Money Market Investments) are made by the fund's investment advisor(s), subject to the overall review of UBS Global AM and the board of trustees. Decisions to buy and sell securities for PACE Money Market Investments are made by UBS Global AM as that fund's investment advisor, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment advisor, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

Transactions on US stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. When no stated commission applies to securities traded in US over-the-counter markets, the prices of those securities often include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. US government securities generally are purchased from underwriters or dealers, although certain newly issued US government securities may be purchased directly from the US Treasury or from the issuing agency or instrumentality.

For the periods indicated, the funds paid the brokerage commissions set forth below:

	For the fiscal year ended July 31,
Fund	2013	2012	2011
PACE Money Market Investments	$0	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	0	0	0
PACE Intermediate Fixed Income Investments	11,368	4,450	0
PACE Strategic Fixed Income Investments	60	206	0
PACE Municipal Fixed Income Investments	0	0	0
PACE International Fixed Income Investments	0	0	0
PACE High Yield Investments	0	907	345
PACE Large Co Value Equity Investments	886,443	991,305	944,390
PACE Large Co Growth Equity Investments	649,103	596,109	915,117
PACE Small/Medium Co Value Equity Investments	690,415	662,419	762,222
PACE Small/Medium Co Growth Equity Investments	691,304	952,642	1,206,991
PACE International Equity Investments	620,504	609,962	965,813
PACE International Emerging Markets Equity Investments	768,576	238,803	741,229

	For the fiscal year ended July 31,
Fund	2013	2012	2011
PACE Global Real Estate Securities Investments	$255,942	$140,080	$122,016
PACE Alternative Strategies Investments	1,235,528	715,970	679,590

The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the investment advisor and UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Management and Administration Agreement and Advisory Agreements authorize UBS Global AM and any of its affiliates that is a member of a national securities exchange, to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

During the fiscal years indicated, the funds paid brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of an investment advisor as follows:

	For the fiscal year ended July 31,
Fund	2013	2012	2011
PACE Money Market Investments	$0	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	0	0	0
PACE Intermediate Fixed Income Investments	0	0	0
PACE Strategic Fixed Income Investments	0	0	0
PACE Municipal Fixed Income Investments	0	0	0
PACE International Fixed Income Investments	0	0	0
PACE High Yield Investments	0	0	0
PACE Large Co Value Equity Investments	2,048	1,156	2,484
PACE Large Co Growth Equity Investments	1,691	3,137	2,247
PACE Small/Medium Co Value Equity Investments	0	0	0
PACE Small/Medium Co Growth Equity Investments	1,321	6,903	0
PACE International Equity Investments	3,807	2,255	3,323
PACE International Emerging Markets Equity Investments	8,373	5,425	20,883
PACE Global Real Estate Securities Investments	0	182	1,063
PACE Alternative Strategies Investments	7,531	9,001	10,549

More information about brokerage commissions paid to affiliates of UBS Financial Services Inc. or a brokerage affiliate of an investment advisor during the fiscal year ended July 31, 2013 is set forth below:

PACE Large Co Value Equity Investments paid $2,048 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.23% of the total brokerage commissions paid by the fund during the fiscal year and 0.15% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Large Co Growth Equity Investments paid $1,691 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.26% of the total brokerage commissions paid by the fund during the fiscal year and 0.19% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Small/Medium Co Growth Equity Investments paid $1,321 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.19% of the total brokerage commissions paid by the fund during the fiscal year and 0.08% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE International Equity Investments paid $3,807 in brokerage commissions to UBS AG. These brokerage commissions represented 0.61% of the total brokerage commissions paid by the fund during the fiscal year and 0.97% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE International Emerging Markets Equity Investments paid $904 in brokerage commissions to UBS AG, $3,124 to UBS Securities Asia Ltd., $234 to UBS Securities PTE Ltd., $298 to UBS Warburg LLC and $3,813 to UBS Securities LLC. These brokerage commissions represented 0.12%, 0.41%, 0.03%, 0.04% and 0.50%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 0.20%, 0.60%, 0.06%, 0.04% and 0.86%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Alternative Strategies Investments paid $6,936 in brokerage commissions to UBS AG, $407 to UBS Securities Canada Inc. and $188 to UBS Securities Asia Ltd. These brokerage commissions represented 0.56%, 0.03% and 0.02%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 0.97%, 0.01% and 0.02%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM and the investment advisor, are similar to those in effect with respect to brokerage transactions in securities.

In selecting brokers for a fund, its investment advisor will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, UBS Global AM or the applicable investment advisor may cause a fund to purchase and sell portfolio securities through brokers that provide UBS Global AM or the investment advisor with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that UBS Global AM or the investment advisor, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM or the investment advisor to that fund and its other clients.

Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

For the fiscal year ended July 31, 2013, the funds directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:

Fund	Amount of portfolio transactions	Brokerage commissions paid
PACE Money Market Investments	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	0	0
PACE Intermediate Fixed Income Investments.	0	0
PACE Strategic Fixed Income Investments	0	0
PACE Municipal Fixed Income Investments	0	0
PACE International Fixed Income Investments	0	0
PACE High Yield Investments	0	0
PACE Large Co Value Equity Investments	490,364,204	407,578
PACE Large Co Growth Equity Investments	428,538,294	281,033
PACE Small/Medium Co Value Equity Investments	520,790,912	385,617
PACE Small/Medium Co Growth Equity Investments	351,558,148	484,221
PACE International Equity Investments	80,581,260	40,857
PACE International Emerging Markets Equity Investments	525,072,539	632,937
PACE Global Real Estate Securities Investments	7,598,403	10,278
PACE Alternative Strategies Investments	120,144,709	84,719

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM or a fund's investment advisor seeks best execution. Although UBS Global AM or a fund's investment advisor may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM or a fund's investment advisor may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the research efforts of UBS Global AM and a fund's investment advisor and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by UBS Global AM or the fund's investment advisor in advising other funds or accounts and, conversely, research services furnished to UBS Global AM or a fund's investment advisor by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

UBS Global AM and the applicable investment advisor may, subject to best execution, allocate brokerage transactions to Lynch, Jones & Ryan, Inc. ("LJR"), a wholly-owned broker-dealer subsidiary of BNY Brokerage Inc. LJR has entered into arrangements with UBS Global AM on behalf of each fund pursuant to which LJR has agreed to rebate a portion of the brokerage commissions or spread paid by the fund with respect to brokerage transactions executed through LJR or another brokerage firm that participates in LJR's trading network. These rebates will be paid directly to the fund. Currently, LJR is the only broker with whom the funds trade that has agreed to participate in a commission recapture program.

Investment decisions for a fund and for other investment accounts managed by UBS Global AM or the applicable investment advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

The funds will not purchase securities that are offered in underwritings in which an affiliate of the investment advisor or UBS Global AM is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that no affiliate of the investment advisor or UBS Global AM participate in or benefit from the sale to the funds.

As of July 31, 2013, the funds owned securities issued by their regular broker-dealers or certain entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

PACE Money Market Investments

Issuer	Value
Bank of America N.A.	$2,000,000
Barclays Capital, Inc.	20,000,000
Deutsche Bank Securities, Inc.	30,500,000
Societe Generale N.A., Inc.	8,000,000
State Street Bank & Trust Co.	192,000
State Street Corp.	2,999,532

PACE Mortgage-Backed Securities Fixed Income Investments

Issuer	Value
Bear Stearns Asset Backed Securities Trust	$3,984,839
Countrywide Alternative Loan Trust	2,286,670
Countrywide Asset-Backed Certificates	650,649
Credit Suisse Trust	873,068
JPMorgan Alternative Loan Trust	2,573,203
JPMorgan Chase Commercial Mortgage Securities Corp.	622,810
MLCC Mortgage Investors, Inc.	747,873
State Street Bank & Trust Co.	779,000
Washington Mutual Commercial Mortgage Securities Trust	1,707,424
Washington Mutual Mortgage Pass-Through Certificates	3,111,919

PACE Intermediate Fixed Income Investments

Issuer	Value
Bank of America Corp.	$4,511,849
Bank of America Corp., Series 1	687,126
Citigroup, Inc.	3,506,174
Credit Suisse AG Guernsey	5,640,568
Goldman Sachs Group, Inc.	2,086,343
JPMorgan Chase & Co.	4,097,514
JPMorgan Chase Commercial Mortgage Securities	3,300,842
JPMorgan Mortgage Trust	891,757
Lehman Brothers Holdings, Inc.	15,385
Lehman XS Trust	224,622
ML-CFC Commercial Mortgage Trust	1,372,921
Morgan Stanley	2,933,156
Morgan Stanley Capital I	2,201,417
Morgan Stanley Re-REMIC Trust	700,878
State Street Bank & Trust Co.	15,258,000
State Street Capital Trust IV	623,200

PACE Strategic Fixed Income Investments

Issuer	Value
Banc of America Funding Corp.	$2,699,155
Banc of America Large Loan	12,059,866
Banc of America Merrill Lynch Commercial Mortgage, Inc.	4,608,005
Banc of America Merrill Lynch Large Loan	942,085
Banc of America Mortgage Securities, Inc.	1,929,988
Bank of America Corp.	8,133,725
Bank of America Corp. MTN	2,916,037
Bear Stearns Alternative Loan Trust-A Trust	2,593,893
Bear Stearns ARM Trust	8,253,735
Chase Mortgage Finance Corp.	4,850,090
Citicorp Lease Pass-Through Trust	1,206,679
Citigroup Global Markets, Inc.	13,100,000
Citigroup Mortgage Loan Trust, Inc.	7,143,912
Citigroup, Inc.	5,450,354
Countrywide Alternative Loan Trust	1,477,443
Countrywide Asset-Backed Certificates	1,769,765
Countrywide Home Loan Mortgage Pass Through Trust	2,397,439
Credit Suisse Mortgage Capital Certificate	1,271,229
CSAB Mortgage Backed Trust	447,769
Goldman Sachs Group, Inc.	12,557,640
GS Residential Mortgage Loan Trust	1,400,679
JP Morgan Mortgage Trust	4,141,117
JPMorgan Chase & Co.	4,794,410
JPMorgan Chase Bank N.A.	11,908,719
Lehman Brothers Holdings, Inc. MTN	1,808,875
Lehman Brothers Mortgage Trust	115,797
Merrill Lynch & Co. MTN	7,863,415
Morgan Stanley	4,881,447

Issuer	Value
Morgan Stanley ABS Capital I, Inc. Trust	$2,006,732
Morgan Stanley MTN	3,334,078
State Street Bank & Trust Co.	533,000
WaMu Mortgage Pass Through Certificates	7,263,134

PACE Municipal Fixed Income Investments

Issuer	Value
State Street Global Advisors	$2,887,620

PACE International Fixed Income Investments

Issuer	Value
Bank of America Corp.	$4,045,357
Barclays Bank PLC	5,332,835
Citigroup, Inc.	3,808,055
Credit Suisse AG	2,333,580
Deutsche Bank AG	2,888,522
JPMorgan Chase & Co.	3,790,566
Morgan Stanley	2,627,858
Societe Generale SA	3,688,832
State Street Bank & Trust Co.	3,348,000
The Goldman Sachs Group, Inc.	2,615,585

PACE High Yield Investments

Issuer	Value
Banc of America Mortgage Securities	$489,138
Bank of America Corp.	382,087
Barclays Bank PLC	2,698,193
Citigroup Mortgage Loan Trust, Inc.	327,773
Deutsche Postbank Funding Trust IV	2,464,473
Goldman Sachs Group, Inc.	352,329
Merrill Lynch Mortgage Investors Trust	807,240
Morgan Stanley Capital, Inc.	311,388
State Street Bank & Trust Co.	2,408,000
Wachovia Capital Trust III	733,125
WaMu Mortgage Pass-Through Certificates	288,522

PACE Large Co Value Equity Investments

Issuer	Value
Bank of America Corp.	$19,375,660
Citigroup, Inc.	42,559,588
JPMorgan Chase & Co.	41,138,493
Morgan Stanley	8,361,633
State Street Bank & Trust Co.	34,728,000
State Street Corp.	12,790,367
The Goldman Sachs Group, Inc.	13,885,139

PACE Large Co Growth Equity Investments

Issuer	Value
State Street Bank & Trust Co.	$41,783,000
The Goldman Sachs Group, Inc.	10,996,899

PACE Small/Medium Co Value Equity Investments

Issuer	Value
State Street Bank & Trust Co.	$27,031,000

PACE Small/Medium Co Growth Equity Investments

Issuer	Value
State Street Bank & Trust Co.	$6,549,000

PACE International Equity Investments

Issuer	Value
Barclays PLC	$472,554
Credit Suisse Group	5,102,859
Deutsche Bank AG	308,296
State Street Bank & Trust Co.	18,024,000

PACE International Emerging Markets Equity Investments

Issuer	Value
State Street Bank & Trust Co.	$9,431,000

PACE Global Real Estate Securities Investments

Issuer	Value
State Street Bank & Trust Co.	$2,771,000

PACE Alternative Strategies Investments

Issuer	Value
Bank of America Corp.	$295,263
Barclays Bank PLC	307,400
Citigroup, Inc.	2,505,417
Deutsche Bank AG	5,000,000
Merrill Lynch & Co., Inc.	142,733
Morgan Stanley	434,624
Societe Generale	2,500,000
Societe Generale SA	225,857
Societe Generale, Cayman Islands	3,300,502
State Street Bank & Trust Co.	35,167,000
State Street Corp.	925,775

Portfolio turnover. PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. None of the funds will consider the portfolio turnover rate as a limiting factor in making investment decisions.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. Each fund's portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities were one year or less at the time of acquisition) by the monthly average value of the securities in the fund's portfolio during the year.

With respect to PACE Mortgage-Backed Securities Fixed Income Investments, the increase in the fund's portfolio turnover rate from the fiscal year ended July 31, 2012 to the fiscal year ended July 31, 2013 was due in large part to the investment advisor repositioning the portfolio in the prior fiscal year.

With respect to PACE Intermediate Fixed Income Investments, the increase in the fund's portfolio turnover rate from the fiscal year ended July 31, 2012 to the fiscal year ended July 31, 2013 was due in large part to the investment advisor repositioning the portfolio in the prior fiscal year.

The following table sets forth the portfolio turnover rates for each fund:

	Portfolio turnover rates
Fund	Fiscal year ended July 31, 2013	Fiscal year ended July 31, 2012
PACE Money Market Investments	N/A	N/A
PACE Mortgage-Backed Securities Fixed Income Investments	1,336%	1,046%
PACE Intermediate Fixed Income Investments	818	398
PACE Strategic Fixed Income Investments	186	162
PACE Municipal Fixed Income Investments	69	32
PACE International Fixed Income Investments	63	40
PACE High Yield Investments	26	20
PACE Large Co Value Equity Investments	71	62
PACE Large Co Growth Equity Investments	76	54
PACE Small/Medium Co Value Equity Investments	97	72
PACE Small/Medium Co Growth Equity Investments	60	94
PACE International Equity Investments	36	44
PACE International Emerging Markets Equity Investments	158	30
PACE Global Real Estate Securities Investments	92	66
PACE Alternative Strategies Investments	140	242

Reduced sales charges, additional purchase, exchange and redemption information and other services

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's financial advisor and UBS Global AM, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client;

•  Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent, BNY Mellon Investment Servicing (US) Inc., of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances. See "Taxes" below.

Payments by UBS Global AM—Class Y shares. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to May 25, 2010, UBS Global AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after May 25, 2010 in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

Additional exchange and redemption information. As discussed in the prospectus, eligible shares of a fund may be exchanged for shares of the corresponding class of other Family Funds. Class P and Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Financial institutions. A fund may authorize financial institutions or their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their delegates or agents. Financial Institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A, Class C and Class P shares. UBS Global AM or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A or Class C shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorize UBS Financial Services Inc. to place a purchase order each month or quarter for fund shares in an amount not less than $250 per month or quarter. If you are no longer a participant in the PACESM Select Advisors Program, you may not buy additional Class P shares of the funds (except through dividend reinvestments).

For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's UBS Financial Services Inc. brokerage account through the automatic redemption of the shareholder's shares of a UBS Financial Services Inc. money market fund or from another source or through the liquidation of other securities held in the investor's UBS Financial Services Inc. brokerage account. If the PACE Program assets are held in a UBS Financial Services Inc. Resource Management Account® ("RMA®") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACESM Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases. An investor should also consider whether a single, large investment in Class C shares would qualify for Class A sales load reductions.

Automatic redemption plan—Class P shares. Investors in Class P shares who are participating in the PACESM Select Advisors Program may have UBS Financial Services Inc. redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $250 per month or quarter or an amount as determined by UBS AG. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of potential tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their Financial Advisors at UBS Financial Services Inc.

Automatic cash withdrawal plan—Class A and Class C shares. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts.

Minimum balances and withdrawals for Class A and Class C shares are as follows:

•  Minimum value of fund shares is $5,000.

•  Minimum withdrawals of $100.

Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or BNY Mellon Investment Servicing (US) Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon Investment Servicing (US) Inc. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisor or BNY Mellon Investment Servicing (US) Inc. at 1-800-647 1568.

Individual retirement accounts. Self-directed IRAs may be available through your financial advisor through which investments may be made in shares of the funds, as well as in other investments. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Valuation of shares

Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

All funds except PACE Money Market Investments. Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by a fund's investment advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or investments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or investments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or investments as of 4:00 p.m., Eastern time.

Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

PACE Money Market Investments. PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share for PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. In addition, if the board determines that PACE Money Market Investments can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market-based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; and (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act. PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7), except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under Rule 2a-7 and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

Taxes

Backup withholding. Each fund is required to withhold at a rate which is currently 28% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number that is certified under penalties of perjury. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

Sale or exchange of fund shares. A shareholder's sale (redemption) of fund shares (including redemptions in kind) will generally result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of a fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Assuming that PACE Money Market Investments consistently maintains a stable NAV of $1.00 per share, then a shareholder will not recognize taxable gain or loss when selling or redeeming shares of the fund.

Beginning with the 2012 calendar year, the funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

Special rule for Class A shareholders. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Family Fund before January 31 of the calendar year following the calendar year in which the original Class A shares were sold without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would generally be increased, or any loss would generally be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Family Funds shares subsequently acquired.

Qualification as a regulated investment company. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. To so qualify, a fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions) and 90% of any net interest income excludable from gross income under section 103(a) of the Code. In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in two or more controlled issuers in the same or similar or related trades or businesses or in the securities of certain publicly traded partnerships.

To the extent that PACE Alternative Strategies Investments derives gross income from certain derivatives related to commodities or commodities indices, such income is generally expected to not satisfy the Income Requirement for RICs discussed above. This will limit the fund's ability to engage in such investments and could possibly affect the fund's ability to qualify as a RIC.

PACE Alternative Strategies Investments (and certain other funds) may also invest in foreign currencies and/or derivatives on foreign currencies. The Treasury has regulatory authority to exclude from qualifying income foreign currency gains that are not directly related to a company's principal business of investing in stocks or securities. The issuance of such regulations could therefore limit a fund's ability to engage in transactions in foreign currencies and derivatives in foreign currencies that are not related to other investments. Although it is anticipated that any such regulations would be applied on a prospective basis, it is possible that any issued regulations could be applied retroactively. In such an event, it is also possible that the issuance of any such regulations on a retroactive basis could cause PACE Alternative Strategies Investments to not qualify as a RIC for prior periods.

By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the amount of its investment company taxable income and net capital gain that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (as described below under "Taxes—Information about PACE Municipal Fixed Income Investments") and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that would generally be taxed as ordinary income) to the extent of the fund's current or accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Other information. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

Distributions of net investment income received by a fund from investments in debt securities and any net realized short-term capital gains distributed by a fund will be taxable to shareholders as ordinary income

(other than interest on tax-exempt municipal obligations held by PACE Municipal Fixed Income Investments) and will not be eligible for the dividends-received deduction for corporations.

Each fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of PACE Money Market Investments, that fund will not typically derive net long-term capital gains.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations if both the funds and the corporation satisfy certain holding period requirements. The eligible portion for a fund may not exceed the aggregate qualifying dividends it receives from US corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

For taxable years beginning after December 31, 2012, the maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The rate reductions do not apply to corporate taxpayers or a foreign shareholder. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions derived from interest income will generally not qualify for the lower rates. Because many companies in which certain funds invest do not pay significant dividends on their stock, such funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year 98% of all of its ordinary income for the calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and US possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Certain of the funds may possibly derive "excess inclusion income" from any investments in REMIC residual interests or in certain REITs that have excess inclusion income. In such a case, it is possible that the fund would be taxable on a portion of such income and amounts allocable to tax-exempt shareholders. Further, distributions of such amounts to non-US shareholders would not be eligible for any reduced withholding rates under a tax treaty.

International funds. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign taxes it paid. PACE International Equity Investments and PACE International Emerging Markets Equity Investments are the only funds that are likely to satisfy this requirement. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or US possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The amount of the foreign tax credit that is available may be limited if the shareholder does not satisfy certain holding period requirements or to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends." A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and US possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Passive foreign investment companies. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Hedging transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement provided, however, that the Treasury has regulatory authority to exclude certain foreign currency gains from qualifying income.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Constructive sales. If a fund has an "appreciated financial position"—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original issue discount and market discount. A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities.

Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Other taxation. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Code. Distributions by a fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of US Federal, state and local taxation. Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the funds, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility that they may be subject to US estate tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not maintained or expected to be available.

Under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as "FIRPTA gain." If PACE Global Real Estate Securities Investments or any other fund is a "U.S. real property holding corporation" and is not domestically controlled, any gain realized on the sale or exchange of fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of fund shares would be FIRPTA gain. The same rule applies to dispositions of fund shares by foreign shareholders but without regard to whether the fund is domestically controlled. A fund is a "U.S. real property holding corporation" if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (which includes a RIC if, in general, more than 50% of the RIC's assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the fund's shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax if you are a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a fund's shares, fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by a fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the fund would otherwise be classified as a "qualified investment entity."

Effective July 1, 2014, the funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

Potential pass-through of tax credits. If a fund invests in Build America Bonds, created by the ARRA, or any other qualified tax credit bonds, the investment will result in taxable income to such fund. The applicable fund may elect to pass through to shareholders the applicable interest income and any available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal income tax returns against their income tax, including alternative minimum tax liability. However, such tax credits are generally not refundable. There is no assurance that a fund will elect to pass through any such income and credits.

Pursuant to ARRA, the issuance of new Build America Bonds ceased on December 31, 2010. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Information about PACE Municipal Fixed Income Investments. Dividends paid by PACE Municipal Fixed Income Investments will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. The aggregate dividends designated as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under foreign, state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisors before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes,

"substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be exempt from regular federal income taxes to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

If fund shares are sold at a loss after being held for six months or less, the loss may be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

If the fund invests in instruments that generate taxable interest income, under the circumstances described in the prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to such taxable interest income will be taxable to the fund's shareholders as ordinary income to the extent of its current and accumulated earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the fund generally is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.

The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Information about PACE Money Market Investments. Dividends paid by the PACE Money Market Investments will not qualify as "exempt-interest dividends," and will not be excludable from gross income by its shareholders, because the fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

Conclusion. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global Asset Management"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global Asset Management is a large asset management firm with approximately $[    ] billion in assets under management worldwide as of December 31, 2013.1 UBS Global Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multiasset strategies. UBS Global Asset Management has around 3,800 employees located in 24 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global Asset Management that could disadvantage the funds. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management's and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares, and the allocation of investment opportunities and selection of investment advisors

UBS' other activities may have an impact on the funds. UBS Global Asset Management makes decisions for the funds in accordance with its obligations as investment manager of the funds. Also, UBS Global AM selects investment advisors for the funds (except for PACE Money Market Investments), subject to the approval of the Trust's board, and reviews the performance of those investment advisors. However, UBS' other activities may, at the same time, have a negative impact on the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage

1  UBS Global AM managed approximately $[    ] billion as of December 31, 2013.

in transactions with, make voting decisions with respect to or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global Asset Management, might cause UBS Global Asset Management to seek to dispose of, retain or increase interests in investments held by PACE Money Market Investments or acquire certain positions on behalf of a fund or make certain decisions with respect to selecting investment advisors for the other funds. UBS will be under no duty to make any such information available to the funds or personnel of UBS Global Asset Management making investment decisions on behalf of PACE Money Market Investments or decisions with respect to the selection of advisors with respect to the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM decisions on behalf of PACE Money Market Investments or decisions with respect to the selection of advisors with respect to the other funds will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with each fund's investment objective and subject to compliance with applicable law, UBS Global Asset Management may purchase securities for the funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global Asset Management will be current investors in companies engaged in an offering of securities which UBS Global Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management's affiliates acting as a selling shareholder. A fund also may participate in structured fixed income offerings of securities in which a related person of UBS Global Asset Management may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Global Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Global Asset Management's internal policies and procedures. The source of such payments may come from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Investment management, administration and principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Global Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global Asset Management may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the funds. The additional payments by UBS Global Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the funds. Payments made by UBS Global Asset Management may vary between different Intermediaries. Please read the section entitled "Investment management, administration and principal underwriting arrangements" and "Reduced sales charges; additional purchase, exchange and redemption information; and other services" for more information.

Potential conflicts relating to the allocation of investment opportunities among PACE Money Market Investments and other UBS accounts. UBS Global Asset Management manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to PACE Money Market Investments, UBS Global Asset Management may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The fund and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the fund invests.

Other potential conflicts relating to the management of the funds by UBS Global Asset Management

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global Asset Management's policies and procedures regarding information barriers, UBS Global Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of PACE Money Market Investments, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global Asset Management, and have adverse effects on the fund.

Potential conflicts relating to UBS' and UBS Global Asset Management's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. For example, a fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the fund and such increase in price would be to the fund's detriment. Conversely, a fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the fund holds. Conflicts may also arise because portfolio decisions regarding the fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the funds. To reduce the possibility that the funds will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Global Asset Management, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds' portfolio transactions.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Global Asset Management.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

While UBS Global Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Global Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Global Asset Management's arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Global Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Global Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling its overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which UBS Global Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by UBS Global Asset Management's Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Global Asset Management's research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Global Asset Management's investment process. As a practical matter, it would not be possible for UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information.

For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the funds wish to purchase or sell. The larger UBS Global Asset Management's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global Asset Management on behalf of PACE Money Market Investments to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global Asset Management on behalf of PACE Money Market Investments may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on the funds' performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds' transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds' investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset

Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that a fund will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds' activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of PACE Money Market Investments where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the funds invest or which may be based on the performance of the funds. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by the funds. The funds' use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing the funds' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the funds' expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of the funds by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the funds, which might have an adverse effect on the funds' investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on the funds and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for PACE Money Market Investments, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS' activities may limit the funds' flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM may buy for PACE Money Market Investments securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global Asset Management) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM with respect to the funds' portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies and procedures."

As a registered investment adviser under the Advisers Act, UBS Global AM is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM. A copy of UBS Global AM's Form ADV Parts 1 and 2 is available on the SEC's Web site (www.adviserinfo.sec.gov).

Other information

Delaware statutory trust. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of shares. Each fund (other than PACE Money Market Investments) consists of Class A, Class C, Class P and Class Y shares. PACE Money Market Investments consists of Class P shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class C, Class P and Class Y shares will differ.

Voting rights. Shareholders of each fund are entitled to a number of votes as to any matter on which the shareholder is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollar determined at the close of business on the record date (except as otherwise provided in the trust instrument). Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of all funds and classes will be voted together in the aggregate and not by individual funds, except (a) when required by the Investment Company Act to be voted by individual funds or classes, or (b) when the trustees have determined that the matter affects only the interests of shareholders of one or more funds or classes, or as deemed appropriate in their discretion.

The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the voting power of the shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the voting power of the shares of the Trust.

Class-specific expenses. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Prior names.  Prior to March 31, 2014, PACE Mortgage-Backed Securities Fixed Income Investments was known as "PACE Government Securities Fixed Income Investments." Prior to November 22, 2010, the Trust was known as "UBS PACE Select Advisors Trust" and the funds were known as "UBS PACE Money Market Investments," "UBS PACE Government Securities Fixed Income Investments," "UBS PACE Intermediate Fixed Income Investments," "UBS PACE Strategic Fixed Income Investments," "UBS PACE Municipal Fixed Income Investments," "UBS PACE Global Fixed Income Investments," "UBS PACE High Yield Investments," "UBS PACE Large Co Value Equity Investments," "UBS PACE Large Co Growth Equity Investments," "UBS PACE Small/Medium Co Value Equity Investments," "UBS PACE Small/Medium Co Growth Equity Investments," "UBS PACE International Equity Investments," "UBS PACE International Emerging Markets Equity Investments," "UBS PACE Global Real Estate Securities Investments," and "UBS PACE Alternative Strategies Investments." Prior to April 8, 2002, the Trust was known as "PaineWebber PACE Select Advisors Trust" and the funds were known as "PACE Money Market Investments," "PACE Government Securities Fixed Income Investments," "PACE Intermediate Fixed Income Investments," "PACE Strategic Fixed Income Investments," "PACE Municipal Fixed Income Investments," "PACE Global Fixed Income Investments," "PACE Large Company Value Equity Investments," "PACE Large Company Growth Equity Investments," "PACE Small/Medium Company Value Equity Investments," "PACE Small/Medium Company Growth Equity Investments," "PACE International Equity Investments," and "PACE International Emerging Markets Equity Investments." Prior to December 1, 1997, the Trust was known as "Managed Accounts Services Portfolio Trust."

Custodian and recordkeeping agent; transfer and dividend agent. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as each fund's transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon and is compensated for the services by BNY Mellon, not the funds.

Counsel. The law firm of Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-1110, serves as counsel to the Trust. Dechert LLP also has acted as counsel to UBS Global AM in connection with other matters. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, serves as independent counsel to the Independent Trustees.

Independent registered public accounting firm. [                  ], [                                      ], serves as independent registered public accounting firm for each series of the Trust.

Financial statements

The Trust's annual report to shareholders for its fiscal year ended July 31, 2013 is a separate document, and the financial statements, accompanying notes and report of [                  ], independent registered public accounting firm, appearing therein are incorporated by this reference into the SAI.

PART C

OTHER INFORMATION

Item 28.  Exhibits

(1)                                 (a)                                 Certificate of Trust, effective September 9, 1994 (1)

(b)                                 Amendment to Certificate of Trust (2)

(c)                                  Amendment to Certificate of Trust (3)

(d)                                 Amended and Restated Trust Instrument (4)

(e)                                  Certificate of Amendment to Amended and Restated Trust Instrument, effective November 22, 2010 (3)

(2)                                 (a)                                 Amended and Restated By-Laws (5)

(b)                                 Certificate of Amendment to Amended and Restated By-Laws, effective September 20, 2001 (6)

(c)                                  Certificate of Amendment to Amended and Restated By-Laws, effective April 8, 2002 (2)

(d)                                 Certificate of Amendment to Amended and Restated By-Laws, effective November 15, 2006 (7)

(e)                                  Certificate of Amendment to Amended and Restated By-Laws, effective February 13, 2008 (4)

(f)                                   Certificate of Amendment to Amended and Restated By-Laws, effective May 6, 2009 (8)

(g)                                  Certificate of Amendment to Amended and Restated By-Laws, effective February 10, 2010 (9)

(h)                                 Certificate of Amendment to Amended and Restated By-Laws, effective November 22, 2010 (3)

(3)                                 Instruments defining the rights of holders of Registrant’s shares of beneficial interest (10)

(4)                                 (a)(1)                  Investment Management and Administration Agreement, dated as of August 1, 2008 (4)

(a)(2)                  Amendment to Investment Management and Administration Agreement, dated as of December 1, 2013 (11)

(b)                                 Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Mortgage-Backed Securities Fixed Income Investments, dated as of August 1, 2008 (4)

(c)                                  Sub-Advisory Agreement with BlackRock Financial Management, Inc. with respect to PACE Intermediate Fixed Income Investments, dated as of August 1, 2008 (4)

(d)                                 Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments, dated as of August 1, 2008 (4)

(e)                                    Form of Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC with respect to PACE Municipal Fixed Income Investments, dated as of July 1, 2013 (12)

(f)                                   Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments (subsequently renamed “PACE International Fixed Income Investments”), dated as of August 1, 2008 (4)

(g)                                  Form of Sub-Advisory Agreement with MacKay Shields LLC with respect to PACE High Yield Investments, dated as of July 1, 2013 (12)

(h)                                 Form of Sub-Advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. with respect to PACE Large Co Value Equity Investments, dated as of September 11, 2013 (12)

(i)                                     Form of Sub-Advisory Agreement with Robeco Investment Management, Inc. with respect to PACE Large Co Value Equity Investments, dated as of July 1, 2013 (12)

(j)                                    Sub-Advisory Agreement with Institutional Capital LLC with respect to PACE Large Co Value Equity Investments, dated as of August 1, 2008 (4)

(k)                             Sub-Advisory Agreement with Pzena Investment Management, LLC with respect to PACE Large Co Value Equity Investments, dated as of May 27, 2008 (4)

(l)                                     Form of Amended and Restated Sub-Advisory Agreement with Delaware Management Company with respect to PACE Large Co Growth Equity Investments, dated as of February 15, 2012 (13)

(m)                             Form of Assignment and Assumption of Sub-Advisory Agreement by and between Delaware Management Company and Delaware Investment Fund Advisers with respect to PACE Large Co Value Equity Investments, dated as of May 28, 2013 (12)

(n)                                 Form of Amended and Restated Sub-Advisory Agreement with Roxbury Capital Management LLC with respect to PACE Large Co Growth Equity Investments, dated as of October 2, 2012 (13)

(o)                                 Form of Sub-Advisory Agreement with J.P. Morgan Investment Management, Inc. with respect to PACE Large Co Growth Equity Investments, dated as of October 5, 2012 (13)

(p)                                 Sub-Advisory Agreement with Metropolitan West Capital Management, LLC with respect to PACE Small/Medium Co Value Equity Investments, dated as of October 29, 2008 (8)

(q)                                 Sub-Advisory Agreement with Systematic Financial Management, L.P. with respect to PACE Small/Medium Co Value Equity Investments, dated as of May, 28, 2009 (8)

(r)                                    Form of Sub-Advisory Agreement with Kayne Anderson Rudnick Investment Management, LLC with respect to PACE Small/Medium Co Value Equity Investments, dated as of March 6, 2012 (13)

(s)                                   Sub-Advisory Agreement with Copper Rock Capital Partners, LLC with respect to PACE Small/Medium Co Growth Equity Investments, dated as of December 1, 2011 (14)

(t)                                    Sub-Advisory Agreement with Riverbridge Partners, LLC with respect to PACE Small/Medium Co Growth Equity Investments, dated as of August 1, 2008 (4)

(u)                                 Amended and Restated Sub-Advisory Agreement with Palisade Capital Management, L.L.C. with respect to PACE Small/Medium Co Growth Equity Investments, dated as of December 1, 2011 (14)

(v)                                 Form of Sub-Advisory Agreement with Lee Munder Capital Group, LLC with respect to PACE Small/Medium Co Growth Equity Investments, dated as of November 25, 2013 (11)

(w)                               Form of Sub-Advisory Agreement with Timpani Capital Management LLC with respect to PACE Small/Medium Co Growth Equity Investments, dated as of November 25, 2013 (11)

(x)                                 Form of Sub-Advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. with respect to PACE International Equity Investments, dated as of September 13, 2013 (12)

(y)                                 Form of Sub-Advisory Agreement with Chautauqua Capital Management, LLC with respect to PACE International Equity Investments, dated as of August 5, 2013 (12)

(z)                                  Form of Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to PACE International Equity Investments, dated as of July 1, 2013 (12)

(aa)                          Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. with respect to PACE International Equity Investments, dated as of November 8, 2010 (3)

(bb)                          Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to PACE International Emerging Markets Equity Investments, dated as of July 20, 2011 (15)

(cc)                            Sub-Advisory Agreement with William Blair & Company L.L.C. with respect to PACE International Emerging Markets Equity Investments, dated as of March 23, 2011 (15)

(dd)                          Form of Sub-Advisory Agreement with Lee Munder Capital Group, LLC with respect to PACE International Emerging Markets Equity Investments, dated as of October 16, 2012 (13)

(ee)                            Sub-Advisory Agreement with CBRE Clarion Securities, LLC (formerly, ING Clarion Real Estate Securities, LLC) with respect to PACE Global Real Estate Securities Investments, dated as of July 1, 2011 (15)

(ff)                              Sub-Advisory Agreement with Brookfield Investment Management Inc. with respect to PACE Global Real Estate Securities Investments, dated as of November 17, 2009 (8)

(gg)                            Form of Sub-Advisory Agreement with Analytic Investors, LLC with respect to PACE Alternative Strategies Investments, dated as of July 1, 2013 (12)

(hh)                          Sub-Advisory Agreement with First Quadrant L.P. with respect to PACE Alternative Strategies Investments, dated as of December 1, 2011 (14)

(ii)                                  Sub-Advisory Agreement with Standard Life Investments (Corporate Funds) Limited with respect to PACE Alternative Strategies Investments, dated as of August 5, 2010 (9)

(jj)                                Form of Sub-Advisory Agreement with First Quadrant L.P. with respect to PACE Alternative Strategies Investments, dated as of December 1, 2012 (13)

(kk)                          Master Transfer and Novation Agreement with respect to Investment Advisory and Administration Contracts, dated as of April 1, 2006 (16)

(5)                                 (a)                                 Principal Underwriting Contract (6)

(b)                                 Dealer Agreement with UBS Financial Services Inc. (6)

(c)                                  Form of Selected Dealer Agreement (6)

(6)                                 Bonus, profit sharing or pension plans — none

(7)                                 (a)                                 Custodian Agreement (1)

(b)                                 Amendment to Custody Contract, dated August 3, 1999 (6)

(c)                                  Amendment to Custodian Contract, dated February 15, 2001 (6)

(d)                                 Amendment to Custodian Agreement, dated as of March 23, 2006 (17)

(e)                                  Amendment to Custodian Agreement, dated as of November 30, 2006 (7)

(8)                                 (a)                                 Transfer Agency Agreement, dated as of August 18, 1995 (Class P shares) (18)

(b)                                 Amendment to Transfer Agency Agreement, dated as of November 27, 2000 (Class P shares) (6)

(c)                                  Amendment to Transfer Agency Agreement, dated as of April 3, 2006 (Class P shares) (16)

(d)                                 Amendment to Transfer Agency Agreement, dated as of November 30, 2006 (Class P shares) (7)

(e)                                  Transfer Agency and Related Services Agreement, dated as of November 27, 2000 (Class A, B, C and Y shares) (6)

(f)                                   Amendment to Transfer Agency and Related Services Agreement, dated as of April 3, 2006 (Class A, B, C and Y shares) (16)

(g)                                  Amendment to Transfer Agency and Related Services Agreement, dated as of November 30, 2006 (Class A, B, C and Y shares) (7)

(h)                                 Transfer Agency — Related Services Delegation Agreement, dated as of February 13, 2001 (Class P shares) (6)

(i)                                     Transfer Agency — Related Services Delegation Agreement, dated as of November 27, 2000 (Class A, B, C and Y shares) (6)

(j)                                    Amendment to Transfer Agency — Related Services Delegation Agreement, dated as of April 3, 2006 (Class A, B, C, Y and P shares) (16)

(k)                                 Amendment to Transfer Agency — Related Services Delegation Agreement, dated as of November 30, 2006 (Class A, B, C, Y and P shares) (7)

(l)                                     Amendment to Transfer Agency Agreement and Related Services Agreement (19)

(m)                             Amendment to the Transfer Agency Agreement (20)

(n)                                 Transfer Agency — Related Services Delegation Amendment (20)

(o)                                 Form of Fee Waiver and Expense Reimbursement Agreement, dated as of December 1, 2013 (11)

(9)                                 Opinion and Consent of Counsel (to be filed)

(10)                          Other opinions, appraisals, rulings and consents:  Auditor’s Consent (to be filed)

(11)                          Financial Statements omitted from prospectus — none

(12)                          Letter of investment intent (21)

(13)                          Plans pursuant to Rule 12b-1

(a)                                 Shareholder Services Plan pursuant to Rule 12b-1 with respect to Class A shares (22)

(b)                                 Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares (6)

(c)                                  Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares, effective April 3, 2006 (16)

(d)                                 Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares, effective November 30, 2006 (7)

(14)                          Amended and Restated Plan pursuant to Rule 18f-3 (13)

(15)                          Code of Ethics

(a)                                 Code of Ethics for Registrant, UBS Global Asset Management (Americas) Inc. (investment manager) and UBS Global Asset Management (US) Inc. (principal underwriter) (3)

(b)                                 Code of Ethics for Pacific Investment Management Company LLC (12)

(c)                                  Code of Ethics for BlackRock Financial Management, Inc. (2)

(d)                                 Code of Ethics for Standish Mellon Asset Management Company LLC (23)

(e)                                  Code of Ethics for Rogge Global Partners plc (15)

(f)                                   Code of Ethics for MacKay Shields LLC (15)

(g)                                  Code of Ethics for Institutional Capital LLC (13)

(h)                                 Code of Ethics for Pzena Investment Management, LLC (9)

(i)                                     Code of Ethics for Robeco Investment Management, Inc. (12)

(j)                                    Code of Ethics for Los Angeles Capital Management and Equity Research, Inc. (12)

(k)                                 Code of Ethics for Delaware Investment Fund Advisers (23)

(l)                                     Code of Ethics for Roxbury Capital Management, LLC (9)

(m)                             Code of Ethics for J.P. Morgan Investment Management Inc. (23)

(n)                                 Code of Ethics for Metropolitan West Capital Management, LLC (12)

(o)                                 Code of Ethics for Systematic Financial Management, L.P. (13)

(p)                                 Code of Ethics for Kayne Anderson Rudnick Investment Management, LLC (13)

(q)                                 Code of Ethics for Copper Rock Capital Partners, LLC (14)

(r)                                    Code of Ethics for Riverbridge Partners, LLC (13)

(s)                                   Code of Ethics for Palisade Capital Management, L.L.C. (12)

(t)                                    Code of Ethics for Lee Munder Capital Group, LLC (13)

(u)                                 Code of Ethics for Timpani Capital Management LLC (23)

(v)                                 Code of Ethics for Mondrian Investment Partners Limited (13)

(w)                               Code of Ethics for Chautauqua Capital Management, LLC (12)

(x)                                 Code of Ethics for William Blair & Company, L.L.C. (15)

(y)                                 Code of Ethics for CBRE Clarion Securities, LLC (12)

(z)                                  Code of Ethics for Brookfield Investment Management Inc. (13)

(aa)                          Code of Ethics for Analytic Investors, LLC (9)

(bb)                          Code of Ethics for First Quadrant L.P. (12)

(cc)                            Code of Ethics for Standard Life Investments (Corporate Funds) Limited (9)

(16)                       Powers of Attorney for Messrs. Armstrong, Bernikow, Burt, Carver, Disbrow, Garil and Feldberg and Ms. Higgins (3)

(1)                                 Incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s registration statement, SEC File No. 33-87254, filed December 1, 1999.

(2)                                Incorporated by reference from Post-Effective Amendment No. 15 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 27, 2002.

(3)                                 Incorporated by reference from Post-Effective Amendment No. 31 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 26, 2010.

(4)                                 Incorporated by reference from Post-Effective Amendment No. 27 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 29, 2008.

(5)                                 Incorporated by reference from the Registrant’s N-14 registration statement for the series designated PACE Intermediate Fixed Income Investments, SEC File No. 333-49052, filed November 1, 2000.

(6)                                 Incorporated by reference from Post-Effective Amendment No. 14 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 2, 2001.

(7)                                 Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2007.

(8)                                 Incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 27, 2009.

(9)                                 Incorporated by reference from Post-Effective Amendment No. 30 to the Registrant’s registration statement, SEC File No. 30-87254, filed September 29, 2010.

(10)                          Incorporated by reference from Articles IV, VI, IX and X of the Registrant’s Trust Instrument and from Articles V and IX of the Registrant’s By-Laws.

(11)                          Incorporated by reference from Post-Effective Amendment No. 38 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 27, 2013.

(12)                          Incorporated by reference from Post-Effective Amendment No. 37 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 27, 2013.

(13)                          Incorporated by reference from Post-Effective Amendment No. 35 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2012.

(14)                          Incorporated by reference from Post-Effective Amendment No. 33 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 25, 2011.

(15)                          Incorporated by reference from Post-Effective Amendment No. 32 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 29, 2011.

(16)                          Incorporated by reference from Post-Effective Amendment No. 25 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2006.

(17)                          Incorporated by reference from Post-Effective Amendment No. 22 to the Registrant’s registration statement, SEC File No. 33-87254, filed April 3, 2006.

(18)                          Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s registration statement, SEC File No. 33-87254, filed October 16, 1996.

(19)                          Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of UBS RMA Money Fund Inc., SEC File No. 002-78309, filed August 30, 2004.

(20)                         Incorporated by reference from Post-Effective Amendment No. 58 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 30, 2011.

(21)                          Incorporated by reference from the Registrant’s N-1A registration statement, SEC File No. 33-87254, filed June 19, 1995.

(22)                          Incorporated by reference from Post-Effective Amendment No. 18 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 29, 2003.

(23)                          Incorporated by reference from Post-Effective Amendment No. 28 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2008.

Item 29. Persons Controlled by or under Common Control with Registrant

None.

Item 30. Indemnification

Article IX, Section 2 of the Registrant’s Amended and Restated Trust Instrument, as amended (“Trust Instrument”), provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisors to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment advisor; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, and (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, which determination shall be made (A) by the court or other body approving the settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the Registrant nor parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

“Interested Person” has the meaning provided in the Investment Company Act of 1940, as amended from time to time.  Article IX, Section 2(c) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Registrant, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment advisor of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law, or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

The Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and its Amended and Restated By-laws, as amended, in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Section 9 of the Investment Management and Administration Agreement (“Management and Administration Agreement”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management and Administration Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS Global AM in the performance of its duties, or from its reckless disregard of its obligations and duties under the Management and Administration Agreement.  Section 10 of the Management and Administration Agreement provides that the trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management and Administration Agreement and that UBS Global AM shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees or shareholders.

Section 6 of each Sub-Advisory Agreement provides that the applicable Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by UBS Global AM in connection with the matters to which such Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

Section 9 of the Principal Underwriting Contract with UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) provides that the Registrant will indemnify UBS Global AM (US) and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM (US) to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended (“1933 Act”).  Section 9 of the Principal Underwriting Contract also provides that UBS Global AM (US) agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM (US) for use in the Registration Statement or arising out of an agreement between UBS Global AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM (US) in connection with the Principal Underwriting Contract. Section 15 of the Principal Underwriting Contract contains provisions similar to Section 10 of the Management and Administration Agreement.

Section 9 of the Dealer Agreement with UBS Financial Services Inc. (“UBS Financial Services”) contains provisions similar to Section 9 of the Principal Underwriting Contract, with respect to UBS Financial Services.  Section 13 of the Selected Dealer Agreement also contains provisions similar to Section 9 of the Principal Underwriting Contract, with respect to the applicable dealer.

Insofar as indemnification for liabilities arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“Commission”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

UBS Global AM, a Delaware corporation, is a registered investment advisor and is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is primarily engaged in the investment advisory and financial services business.  Set forth below in alphabetical order is a list of certain executive officers and each director of UBS Global AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)  Each of UBS Global AM’s officers not disclosed below is also dual-hatted, and holds the same office with UBS Global AM (US) as he or she holds with UBS Global AM.

Name	Position(s) Held with UBS Global AM	Other Substantial Business, Profession, Vocation or Employment

Joseph J. Allessie	Executive Director, Deputy General Counsel, Assistant Secretary and Interim Chief Compliance Officer — Americas	Executive Director, Deputy General Counsel, Assistant Secretary and Interim Chief Compliance Officer — Americas of UBS Global AM (US)

Mark E. Carver	Managing Director and Head of Product Development and Management — Americas	Managing Director and Head of Product Development and Management — Americas of UBS Global AM (US)

Mark F. Kemper	Managing Director, Secretary and General Counsel — Americas	Managing Director, Secretary and General Counsel — Americas of UBS Global AM (US)

Shawn Lytle	Board Director, President, Head of the Americas, and Group Managing	Board Director, Vice President, and Group Managing Director of UBS

Director (since April 2010)

Global AM (US), Head of Americas of UBS Global Asset Management and member of UBS Global Asset Management Executive Committee (since April 2010). Formerly Deputy Global Head of Equities, UBS Global Asset Management (prior to April 2010)

Tammie Lee	Executive Director, Associate General Counsel and Assistant Secretary	Executive Director, Associate General Counsel and Assistant Secretary of UBS Global AM (US)

John Moore	Board Director, Managing Director, Treasurer and Head of Financial Control — Americas	Board Director, Managing Director, Treasurer and Head of Financial Control — Americas of UBS Global AM (US)

Robert Sabatino	Managing Director, Head of US Taxable Money Markets and Senior Portfolio Manager	Managing Director, Head of US Taxable Money Markets and Senior Portfolio Manager of UBS Global AM (US)

Eric Sanders	Director (Non-Board), Associate General Counsel and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Keith Weller	Executive Director, Senior Associate General Counsel and Assistant Secretary	Executive Director, Senior Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Pacific Investment Management Company LLC (“PIMCO”) serves as investment advisor for PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments.  PIMCO is primarily engaged in the investment management business.  Information on the officers and directors of PIMCO is included in its Form ADV filed with the Commission (registration number 801-7260) and is incorporated herein by reference.

BlackRock Financial Management, Inc. (“BlackRock”) serves as investment advisor for PACE Intermediate Fixed Income Investments.  BlackRock is primarily engaged in the investment management business.  Information on the officers and directors of BlackRock is included in its Form ADV filed with the Commission (registration number 801-48433) and is incorporated herein by reference.

Standish Mellon Asset Management Company LLC (“Standish”) serves as investment advisor for PACE Municipal Fixed Income Investments.  Standish is primarily engaged in the investment management business.  Information on the officers and directors of Standish is included in its Form ADV filed with the Commission (registration number 801-60527) and is incorporated herein by reference.

Rogge Global Partners plc (“Rogge Global Partners”) serves as investment advisor for PACE International Fixed Income Investments.  Rogge Global Partners is primarily engaged in the investment management business.  Information on the officers and directors of Rogge Global Partners is included in its Form ADV filed with the Commission (registration number 801-25482) and is incorporated herein by reference.

MacKay Shields LLC (“MacKay Shields”) serves as investment advisor for PACE High Yield Investments.  MacKay Shields is primarily engaged in the investment management business.  Information on the officers and directors of MacKay Shields is included in its Form ADV filed with the Commission (registration number 801-5594) and is incorporated herein by reference.

Institutional Capital LLC (“ICAP”) serves as investment advisor for PACE Large Co Value Equity Investments.  ICAP is primarily engaged in the investment management business.  Information on the officers and directors of ICAP is included in its Form ADV filed with the Commission (registration number 801-40779) and is incorporated herein by reference.

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) serves as investment advisor for PACE Large Co Value Equity Investments and PACE International Equity Investments.  Los Angeles Capital is primarily engaged in the investment management business.  Information on the officers and directors of Los Angeles Capital is included in its Form ADV filed with the Commission (registration number 801-60934) and is incorporated herein by reference.

Robeco Investment Management, Inc. (“Robeco”) serves as investment advisor for PACE Large Co Value Equity Investments.  Robeco is primarily engaged in the investment management business.  Information on the officers and directors of Robeco is included in its Form ADV filed with the Commission (registration number 801-61786) and is incorporated herein by reference.

Pzena Investment Management, LLC (“Pzena”) serves as investment advisor for PACE Large Co Value Equity Investments.  Pzena is primarily engaged in the investment management business.  Information on the officers and directors of Pzena is included in its Form ADV filed with the Commission (registration number 801-50838) and is incorporated herein by reference.

Delaware Investment Fund Advisers (“Delaware”) serves as investment advisor for PACE Large Co Growth Equity Investments.  Delaware is primarily engaged in the investment management business.  Information on the officers and directors of Delaware is included in its Form ADV filed with the Commission (registration number 801-32108) and is incorporated herein by reference.

Roxbury Capital Management, LLC (“Roxbury”) serves as investment advisor for PACE Large Co Growth Equity Investments.  Roxbury is primarily engaged in the investment management business.  Information on the officers and directors of Roxbury is included in its Form ADV filed with the Commission (registration number 801-55521) and is incorporated herein by reference.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as investment advisor for PACE Large Co Growth Equity Investments and PACE International Equity Investments.  J.P. Morgan is primarily engaged in the investment management business.  Information on the officers and directors of J.P. Morgan is included in its Form ADV filed with the Commission (registration number 801-21011) and is incorporated herein by reference.

Metropolitan West Capital Management, LLC (“MetWest Capital”) serves as investment advisor for PACE Small/Medium Co Value Equity Investments.  MetWest Capital is primarily engaged in the investment management business.  Information on the officers and directors of MetWest Capital is included in its Form ADV filed with the Commission (registration number 801-57001) and is incorporated herein by reference.

Systematic Financial Management, L.P. (“Systematic”) serves as investment advisor for PACE Small/Medium Co Value Equity Investments.  Systematic is primarily engaged in the investment management business.  Information on the officers and directors of Systematic is included in its Form ADV filed with the Commission (registration number 801-48908) and is incorporated herein by reference.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson Rudnick”) serves as investment advisor for PACE Small/Medium Co Value Equity Investments.  Kayne Anderson Rudnick is primarily engaged in the investment management business.  Information on the officers and directors of Kayne Anderson Rudnick is included in its Form ADV filed with the Commission (registration number 801-24241) and is incorporated herein by reference.

Copper Rock Capital Partners, LLC (“Copper Rock”) serves as investment advisor for PACE Small/Medium Co Growth Equity Investments.  Copper Rock is primarily engaged in the investment management business.  Information on the officers and directors of Copper Rock is included in its Form ADV filed with the Commission (registration number 028-11628) and is incorporated herein by reference.

Riverbridge Partners, LLC (“Riverbridge”) serves as investment advisor for PACE Small/Medium Co Growth Equity Investments.  Riverbridge is primarily engaged in the investment management business.  Information on the officers and directors of Riverbridge is included in its Form ADV filed with the Commission (registration number 801-57432) and is incorporated herein by reference.

Palisade Capital Management, L.L.C. (“Palisade”) serves as investment advisor for PACE Small/Medium Co Growth Equity Investments.  Palisade is primarily engaged in the investment management business.  Information on the officers and directors of Palisade is included in its Form ADV filed with the Commission (registration number 801-48401) and is incorporated herein by reference.

Lee Munder Capital Group, LLC (“LMCG”) serves as investment advisor for PACE Small/Medium Co Growth Equity Investments and PACE International Emerging Markets Equity Investments. LMCG is primarily engaged in the investment management business. Information on the officers and directors of LMCG is included in its Form ADV filed with the Commission (registration number 801-70357) and is incorporated herein by reference.

Timpani Capital Management LLC (“Timpani”) serves as investment advisor for PACE Small/Medium Co Growth Equity Investments. Timpani is primarily engaged in the investment management business. Information on the officers and directors of Timpani is included in its Form ADV filed with the Commission (registration number 801-68625) and is incorporated herein by reference.

Chautauqua Capital Management, LLC (“Chautauqua”) serves as investment advisor for PACE International Equity Investments.  Chautauqua is primarily engaged in the investment management business.  Information on the officers and directors of Chautauqua is included in its Form ADV filed with the Commission (registration number 801-70567) and is incorporated herein by reference.

Mondrian Investment Partners Limited (“Mondrian”) serves as investment advisor for PACE International Equity Investments and PACE International Emerging Markets Equity Investments.  Mondrian is primarily engaged in the investment management business.  Information on the officers and directors of Mondrian is included in its Form ADV filed with the Commission (registration number 801-37702) and is incorporated herein by reference.

William Blair & Company, L.L.C. (“William Blair”) serves as investment advisor for PACE International Emerging Markets Equity Investments.  William Blair is primarily engaged in the investment management business.  Information on the officers and directors of William Blair is included in its Form ADV filed with the Commission (registration number 801-688) and is incorporated herein by reference.

CBRE Clarion Securities LLC (“CBRE Clarion”) serves as investment advisor for PACE Global Real Estate Securities Investments.  CBRE Clarion is primarily engaged in the investment management business.  Information on the officers and directors of CBRE Clarion is included in its Form ADV filed with the Commission (registration number 801-49083) and is incorporated herein by reference.

Brookfield Investment Management Inc. (“Brookfield”) serves as investment advisor for PACE Global Real Estate Securities Investments.  Brookfield is primarily engaged in the investment management business.  Information on the officers and directors of Brookfield is included in its Form ADV filed with the Commission (registration number 801-34605) and is incorporated herein by reference.

Analytic Investors, LLC (“Analytic Investors”) serves as investment advisor for PACE Alternative Strategies Investments.  Analytic Investors is primarily engaged in the investment management business.  Information on the officers and directors of Analytic Investors is included in its Form ADV filed with the Commission (registration number 801-7082) and is incorporated herein by reference.

First Quadrant L.P. (“First Quadrant”) serves as investment advisor for PACE Alternative Strategies Investments.  First Quadrant is primarily engaged in the investment management business.  Information on the officers and directors of First Quadrant is included in its Form ADV filed with the Commission (registration number 801-51748) and is incorporated herein by reference.

Standard Life Investments (Corporate Funds) Limited (“Standard Life Investments”) serves as investment advisor for PACE Alternative Strategies Investments.  Standard Life Investments is primarily engaged in the investment management business.  Information on the officers and directors of Standard Life Investments is included in its Form ADV filed with the Commission (registration number 801-70095) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a) UBS Global AM (US) serves as principal underwriter or placement agent for the following other investment companies:

SMA RELATIONSHIP TRUST

THE UBS FUNDS

UBS CASHFUND INC.

UBS INVESTMENT TRUST

UBS MANAGED MUNICIPAL TRUST

UBS MONEY SERIES

UBS RMA MONEY FUND INC.

UBS RMA TAX-FREE FUND INC.

MASTER TRUST

(b) UBS Global AM (US) is the Registrant’s principal underwriter. The directors and certain principal executive officers of UBS Global AM (US), their principal business addresses, and their positions and offices with UBS Global AM (US), are identified below along with those directors and officers of UBS Global AM (US) who also serve as trustees or officers of the Registrant.  (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name and Address	Position(s) Held With Registrant	Positions and Offices with Underwriter or Dealer

Joseph J. Allessie*	Vice President, Assistant Secretary and Interim Chief Compliance Officer	Executive Director, Deputy General Counsel, Assistant Secretary and Interim Chief Compliance Officer — Americas of UBS Global AM (US)

Rose Ann Bubloski*	Vice President and Assistant Treasurer	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Mark E. Carver*	President	Managing Director and Head of Product Development and Management — Americas of UBS Global AM (US)

Thomas Disbrow*	Vice President and Treasurer	Managing Director and Head of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Michael Flook*	Vice President and Assistant Treasurer	Director (Non-Board) and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Christopher S. Ha*	Vice President and Assistant Secretary	Director (Non-Board) and Associate General Counsel of UBS Global AM (US)

Mark F. Kemper**	Vice President and Secretary	Managing Director, Secretary and General Counsel — Americas of UBS Global AM (US)

Joanne M. Kilkeary*	Vice President and Assistant Treasurer	Director (Non-Board) and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Tammie Lee*	Vice President and Assistant Secretary	Executive Director, Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Shawn Lytle*	None	Board Director, Vice President and Group Managing Director of UBS Global AM (US)

John Moore**	None	Board Director, Managing Director, Treasurer and Head of Financial Control — Americas of UBS Global AM (US)

Nancy D. Osborn*	Vice President and Assistant Treasurer	Director (Non-Board) and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Robert Sabatino**	Vice President	Managing Director, Head of US Taxable Money Markets and Senior Portfolio Manager of UBS Global AM (US)

Eric Sanders*	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Andrew Shoup*	Vice President and Chief Operating Officer	Managing Director and the Global Head of Fund Treasury of UBS Global AM (US)

Keith A. Weller*	Vice President and Assistant Secretary	Executive Director, Senior Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Mandy Yu*	Vice President	Authorized Officer and Tax Compliance Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

*                                         This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**                                  This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

(c)  None.

Item 33. Location of Accounts and Records

The books and other documents required by (i) paragraphs (b)(4), (c) and (d) of Rule 31a-1 and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM, at 1285 Avenue of the Americas, New York, New York 10019-6028.  Certain information required by Rule 31a-1(b)(1) to be maintained by a money market fund is maintained in the possession of UBS Global AM, at 1285 Avenue of the Americas, New York, New York 10019-6028 and at One North Wacker Drive, Chicago, Illinois 60606.  All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s transfer agent and custodian.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 40 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of January, 2014.

PACE SELECT ADVISORS TRUST

By:	/s/ Eric Sanders
Eric Sanders
Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Richard Q. Armstrong	Trustee and Chairman of the Board of Trustees	January 30, 2014
Richard Q. Armstrong*

/s/ Alan S. Bernikow	Trustee	January 30, 2014
Alan S. Bernikow*

/s/ Richard R. Burt	Trustee	January 30, 2014
Richard R. Burt*

/s/ Mark E. Carver	President	January 30, 2014
Mark E. Carver*

/s/ Thomas Disbrow	Vice President and Treasurer	January 30, 2014
Thomas Disbrow

/s/ Meyer Feldberg	Trustee	January 30, 2014
Meyer Feldberg*

/s/ Bernard H. Garil	Trustee	January 30, 2014
Bernard H. Garil*

/s/ Heather R. Higgins	Trustee	January 30, 2014
Heather R. Higgins*

*                 Signatures affixed by Lisa Price pursuant to Powers of Attorney dated November 22, 2010 and incorporated by reference from Post-Effective Amendment No. 31 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 26, 2010.